As filed with the Securities and Exchange Commission on April 3, 2017
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
CIK No. 0001080299

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 32
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 64
Lincoln Life Flexible Premium Variable Life Account S
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2016 was filed March 27, 2017.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2017 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

Supplement Dated May 1, 2017 to Prospectuses Dated May 1, 2017

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust

•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2017

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.00% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 1.07%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
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If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Income and Growth Fund (Class I): Capital growth; income is a secondary consideration. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Mid Cap Value (Class I): Long-term capital growth; income is a secondary objective. This fund will be available on or about May 1, 2017. Consult your registered representative.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
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•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Asset Manager Portfolio (Service Class): High total return. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
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•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio: Total return.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Flexible Bond Portfolio (Service Shares): To obtain maximum total return, consistent with preservation of capital.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
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•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
This fund will be liquidating on or about May 19, 2017.
•	JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
This fund is available only to existing Owners as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: Long-term capital growth.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
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•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
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•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
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•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for
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certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
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Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The
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Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3%	0.5%
3	2%	0.5%
4-7	1%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
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Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
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We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on
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the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
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2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
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We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and
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obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
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Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
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You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
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3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
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Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
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Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as
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published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
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A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
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b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
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If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
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Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
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Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
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Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
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The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theTotal Account Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
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Option	Death Benefit Proceeds Equal to the	Variability
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
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Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
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Death Benefit Option in Effect	Impact of Partial Surrender
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
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Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
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Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
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Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or
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exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your
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Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
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After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

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our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
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Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln Corporate Variable 5 product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
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the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $15,804,106 in 2016, $15,340,650 in 2015 and $14,872,036 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
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its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements and supplementary financial information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in
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their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
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If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
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•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company follow.
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Supplement Dated May 1, 2017 to Prospectuses Dated May 1, 2017

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2017

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.[2]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Customized Benefit Enhancement Rider	N/A	There is no charge for this rider.
Earnings Stabilization Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
2 For Policies issued on or after June 5, 2017, the greater of 1.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. See the section headed “Policy Loan Interest” in the Policy Charges and Fees section of this prospectus.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.00% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 1.07%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
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If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
•	Mid Cap Value Fund (Class I): Long-term capital growth; income is a secondary objective. This fund will be available on or about May 1, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
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BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
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Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio: Total return.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
This fund will be liquidating on or about May 19, 2017.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
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•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
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•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
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•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
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•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
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•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
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• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
For Policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
For Policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled “Lapse and Reinstatement”, to pay an amount that will prevent the lapse from occurring.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1%
2	3%	1%
3-4	2%	1%
5-7	1.5%	1%
8+	1%	1%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.
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For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
11-20	0.10%-0.15%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost
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of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies), or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
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•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
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Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
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If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer
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request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe
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or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
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By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
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1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
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4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
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Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
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If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance
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amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider (“CBE”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Value and Loan Spread Enhancement Rider.
The rider provides a Customized Benefit Enhancement (“CBE”) which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.
In calculating the CBE, we first determine the “CBE Balance”. The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any Partial Surrender activity throughout the year. We also consider whether or not a term insurance rider has been chosen. These calculations are explained below.
The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or “CBE Amount”), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.
Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.
Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:
a.	the Net Accumulation Value, less;
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b.	any accrued loan interest not yet charged; plus
c.	the CBE Amount, if any.
As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a term insurance rider. Accordingly, assuming you effect an Eligible Surrender:
1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Policy Specified Amount: $3,000,000
Target Face Amount: $3,000,000
Premium Paid: $120,000.00
Target Premium: $121,113.42
CBE Percentage Rate: 9%
Maximum CBE Percentage Rate: 11%
Partial Surrender: $0
At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:
(a)	Premium paid: $120,000.00;
(b)	Partial Surrenders: $0;
(c)	Target Premium: $121,113.42;
In this example, the CBE Balance calculated at the end of the first Policy Year is $120,000.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as (d) times (e), where:
(d)	CBE Balance: $120,000;
(e)	CBE Percentage Rate: 9%;
In this example, the CBE Amount is $10,800.
In each Policy Year after the first (i.e. “Subsequent Policy Year”), the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.
2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser
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of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 55
Policy Specified Amount: $1,500,000
Target Face Amount: $2,000,000
Premium Paid: $134,100.00
Target Premium: $100,612.91
CBE Percentage Rate: 10.5%
Maximum CBE Percentage Rate: 11%
Minimum Adjustment Factor: 0.75%
Term Blend Adjustment Factor: 0.9375%
Partial Surrender: $10,000
At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:
(a)	Premium paid: $134,100.00;
(b)	Partial Surrenders: $10,000;
(c)	Target Premium $100,612.91
(d)	Target Face Amount $2,000,000
(e)	Policy Specified Amount $1,500,000
In this example, the CBE Balance calculated at the end of the first Policy Year is $124,100.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:
(f)	Maximum CBE Percentage Rate: 11%
(g)	CBE Balance: $124,100
(h)	Term Blend Adjustment Factor: 0.9375%
(i)	CBE Percentage Rate: 10.5%;
In this example, the CBE Amount is $12,779.81.
In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.
In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.
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The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:
(1)	is the Minimum Adjustment Factor, as shown on the Rider Specifications page.
(2)	is one minus the Minimum Adjustment Factor.
(3)	is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	the amount determined under the death benefit option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Earnings Stabilization Rider.   The Policy can be issued with an Earnings Stabilization Rider (“ESR”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Adjustable Benefit Enhancement Rider, Customized Benefit Enhancement Rider or the Surrender Value and Loan Spread Enhancement Rider.
In order to receive the Full Surrender Value and the Earnings Stabilization Enhancement, you must provide us with six months advance notice in writing of your intent to surrender. If you request a Full Surrender without the six months advance notice, you will receive only the Surrender Value of your Policy without any additional amount provided by this rider. The Earnings Stabilization Enhancement will not be paid. We reserve the right to waive this notice requirement at any time. Please contact your registered representative to determine if a waiver is currently in effect.
This rider provides an Earnings Stabilization Enhancement which is an amount that will be added to the Surrender Value provided under your Policy upon an Eligible Surrender. The Earnings Stabilization Enhancement is available only within the first 10 Policy Years after the Case Date shown on the Rider Specification page of your Policy. A Case is all inforce life insurance policies issued within the same company and the Case Date is the first policy issued under that Case. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The Earnings Stabilization Enhancement is not an amount or value used when determining whether a Policy will Lapse or in calculating amounts available for Policy Loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the Earnings Stabilization Enhancement is not payable.
Under the terms of the rider, in determining the amount of your Surrender Proceeds in lieu of the Surrender Value as described in your Policy, we will pay an amount equal to:
1.	The Surrender Value on the date of the Eligible Surrender; plus
2.	The Earnings Stabilization Enhancement, if any.
The Earnings Stabilization Enhancement is calculated each calendar day and is the lesser of (a) or (b), multiplied by (c) where:
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(a) is the Target Enhancement Amount.
(b) is the Maximum Enhancement Amount.
(c)	is the Earnings Stabilization Multiplier.
(a) Target Enhancement Amount. On each calendar day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of your Policy and is guaranteed never to be less than zero. To calculate the Target Enhancement Amount, we first determine the Target Surrender Value. On the Policy Date, the Target Surrender Value is equal to the initial Premium paid. Thereafter, on each calendar day, the Target Surrender Value will be calculated as (1), plus (2), minus (3), plus (4), where:
(1) is the Target Surrender Value as of the prior Monthly Anniversary Day.
(2) is the sum of all Premiums received since the prior Monthly Anniversary Day.
(3) is the sum of any Partial Surrenders since the prior Monthly Anniversary Day.
(4) is daily equivalent interest on items (1) and (2) and (3) calculated using the Target Yield Rate as shown on the Rider Specification Pages and below.
Target Yield Rate.   The Target Yield Rates are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Target Yield Rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	6	4%
2	6.5%	7	3%
3	6%	8	2%
4	5.5%	9	1%
5	5%	10	0.5%
(b) Maximum Enhancement Amount.   The Maximum Enhancement Amount is calculated each calendar day while this rider is in effect, as the sum of (1) plus (2), multiplied by (3), and, if applicable, multiplied by (4) where:
(1) is the Maximum Enhancement Premium.
(2) is the cumulative Maximum Enhancement Premium for each previous Policy Year.
(3) is the applicable Maximum Enhancement Rate.
(4) is the Term Blend Adjustment Factor.
Maximum Enhancement Premium. The Maximum Enhancement Premium for any given year is calculated as the lesser of (1) or (2) where:
(1) is the sum of the Premiums paid during the Policy Year less the sum of any Partial Surrenders during the Policy Year.
(2) is the Target Premium for the Policy Year; multiplied by the ratio of the Target Specified Amount to the Basic Policy Specified Amount of your Policy.
Maximum Enhancement Rate.   The Maximum Enhancement Rate is expressed as a percentage, is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
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Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	13%	6	6%
2	12%	7	4%
3	11%	8	3%
4	11%	9	2%
5	9%	10	1%
If a term insurance rider is attached to your Policy and in effect, the Maximum Enhancement Amount in any Policy Year will also be multiplied by the Term Blend Adjustment Factor.
Term Blend Adjustment Factor. The Term Blend Adjustment Factor is determined at issue and may change as the result of increases, decreases and Partial Surrender. The Term Blend Adjustment Factor will equal (1) multiplied by (2) plus (3) where:
(1) is the ratio of the Base Policy Specified Amount to the Target Specified Amount of your Policy, as shown on the Policy Specification page.
(2) is 0.25
(3) is 0.75
The Term Blend Adjustment Factor is equal to 1.0 if no term insurance rider is attached to the Policy or if the term insurance rider on the Policy has been terminated after issue.
(c) Earnings Stabilization Multiplier. The Earnings Stabilization Multiplier is calculated by determining the current values of the following:
(1)	the Fixed Account
(2)	money market Sub-Accounts; and
(3)	non-money market Sub-Accounts.
We then take the sum of the cumulative current values invested in each investment allocation noted above to determine the Net Accumulation Value of the Policy. Once the Net Accumulation Value of the Policy is determined, we then calculate the Daily Stabilization Factor applicable to the Policy.
The Daily Stabilization Factor. The Daily Stabilization Factor is calculated daily on each calendar day as (1) minus (2) multiplied by (3), where:
(1) is 1.
(2) is 1 minus the Earnings Stabilization Multiplier Floor Rate.
(3) is the sum of the Fixed Account and money market Sub-Account values of the Policy divided by the Net Accumulation Value.
Earnings Stabilization Multiplier Floor Rate. The Earnings Stabilization Multiplier Floor Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Earnings Stabilization Multiplier Floor Rate is 50.000%.
Once the Daily Stabilization Factor is determined, we then calculate the Earnings Stabilization Multiplier as follows:
In the first Policy Year, the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of all Daily Stabilization Factors since the Policy Date divided by the sum of the number of calendar days since the Policy Date. Thereafter, in each subsequent Policy Year the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of the previous 365 Daily Stabilization Factors divided by 365.
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As noted above, in determining the Earnings Stabilization Enhancement we consider whether or not you have elected a term insurance rider.
For Policies without a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy without a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value: $0
(b) Premiums received: $25,000
(c) Any Partial Surrender: $0
(d) Daily equivalent interest on items (a) and (b) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
This results in a Target Surrender Value at the end of Policy Year 1 to be $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 multiplied by ($750,000/$750,000) = $30,279.95; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 or $4,000
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $4,000
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $4,000) = $3,200
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The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,200) which equals $25,200.
For Policies with a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy with a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Term Policy Specified Amount: $250,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the current Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value as of the rider’s Effective Date: $0
(b) All Premiums received in the first Policy Year: $25,000
(c) Any Partial Surrender in the first Policy Year: $0
(d) Daily equivalent interest on items (a) and (b) and (c) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
Thus, the Target Surrender Value at the end of Policy Year 1 is $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b) multiplied by (c), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 ($1,000,000/$750,000) = $40,373.27; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
(c) the Term Blend Adjustment Factor multiplied by (Base Specified Amount/Total Specified Amount):
0.75 + 0.25 multiplied by (750,000/1,000,000) = 0.9375
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 x 0.9375 or $3,750
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
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(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $3,750
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $3,750) = $3,000
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,000) which equals $25,000.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	The amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	An amount equal to the Accumulation Value of the Policy plus any applicable Earnings Stabilization Enhancement available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table of the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
Please note that the Earnings Stabilization Enhancement calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
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1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
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Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Surrender Value and Loan Spread Enhancement Rider. The Policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.
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Surrender Value Enhancement. If this rider is included with your Policy and you effect an “Eligible Surrender” within the first four Policy Years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of the Policy’s Surrender Value are not “Eligible Surrenders”. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.
The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:
(a) is the applicable Surrender Value Enhancement Rate
(b) is the Term Blend Adjustment Factor; and
(c) is the cumulative Surrender Value Enhancement Premium; and
(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)
These terms are explained below.
Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your Policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your Policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.
Term Blend Adjustment Factor. If you do not have a term insurance rider in effect under your Policy, the Term Blend Adjustment Factor is equal to 1.0. If a term insurance rider is in effect under your Policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:
(a) is your Policy Specified Amount on the date of the Eligible Surrender;
(b) is the total of your Policy Specified Amount and any additional Specified Amount provided under a term insurance rider in effect as of the date of Eligible Surrender;
(c) is .70;
(d) is .30.
Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:
(1) is the sum of the policy Premiums paid during the Policy Year; less the sum of any Partial Surrenders paid during the Policy Year; or
(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base Policy’s Specified Amount. The Target Premium, Target Specified Amount and base Policy’s Specified Amount are all shown in the Policy. As provided in the Policy, the Target Premium is subject to change based on future changes you make to the Policy (i.e. withdrawals, changes in Specified Amount).
Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement Premiums you have paid to date as of the date of the Eligible Surrender.
Surrender Value Enhancement Multiplier. This number is found in your Policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.
The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of Policy Year two.
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Sample Policy:
Insured: Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Surrender Value: $103,391.04
At the end of Policy Year two based on the above sample policy the calculation would be as follows:
(a) Surrender Value Enhancement Rate: 4%
(b) Term Blend Adjustment Factor: 1%
(c) Cumulative Surrender Value Enhancement Premium: $100,000.00
(d) Surrender Value Enhancement Multiplier: 100%
Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.
Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later Policy Years.
The difference between the interest rate we charge you for Policy Loans and the interest we credit to your Policy’s Loan Collateral Account represents your net cost of borrowing and is called the “Loan Spread.” The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:
(a) the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b) the Loan Spreads that would be available with respect to any outstanding Policy Loans.
Accordingly, if you have outstanding Policy Loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your Policy for the option you have chosen.
For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your Policy Loans would experience a Loan Spread rate of .50% during the first 10 Policy Years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 Policy Years and 0% thereafter.
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Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	0.50%	0.50%
Option 2 – 75%	0.50%	0.25%
Option 3 – 50%	0.50%	0.00%
Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	$4,000	0.50%	0.50%
Option 2 – 75%	$3,000	0.50%	0.25%
Option 3 – 50%	$2,000	0.50%	0.00%
It is important to note that, during the Surrender Value Enhancement Period, the amount available under your Policy for Partial Surrenders and loans will not be increased due to this rider. Also, the Loan Spread Enhancement will apply only to standard Policy Loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.
Also note, the increase in Policy Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under Section 7702 of the Internal Revenue Code.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
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•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
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The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
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The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
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The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured’s death.	Generally provides a level death benefit
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Option	Death Benefit Proceeds Equal to the	Variability
2	Sum of the Specified Amount plus theAccumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
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Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The
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effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies)
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of
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proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
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TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
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Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
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Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the
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definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which
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disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

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our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
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Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln Corporate Commitment VUL product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $15,804,106 in 2016, $15,340,650 in 2015 and $14,872,036 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements and supplementary financial information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in
4

their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
5

If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
6

•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company follow.
7

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

•

Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

•

State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$846,519	$219	$846,738	$—	$4	$846,734
AB VPS Growth and Income Portfolio Class A	1,897,396	69	1,897,465	—	8	1,897,457
AB VPS International Value Portfolio Class A	1,170,313	407	1,170,720	—	—	1,170,720
AB VPS Large Cap Growth Portfolio Class A	1,433,097	—	1,433,097	—	8	1,433,089
AB VPS Small/Mid Cap Value Portfolio Class A	23,471,989	—	23,471,989	926,675	39	22,545,275
American Century VP Income & Growth Fund Class I	5,418,696	—	5,418,696	—	57	5,418,639
American Century VP Inflation Protection Fund Class II	14,841,553	—	14,841,553	779,416	37	14,062,100
American Century VP International Fund Class I	1,342,685	—	1,342,685	—	9	1,342,676
American Funds Bond Fund Class 2	127,301	320	127,621	—	—	127,621
American Funds Capital Income Builder Fund Class 2	13,927	—	13,927	—	—	13,927
American Funds Global Growth Fund Class 2	18,153,384	—	18,153,384	190,860	31	17,962,493
American Funds Global Small Capitalization Fund Class 2	5,904,928	—	5,904,928	81,832	17	5,823,079
American Funds Growth Fund Class 2	41,517,512	—	41,517,512	1,216,670	177	40,300,665
American Funds Growth-Income Fund Class 2	13,786,517	3,709	13,790,226	—	79	13,790,147
American Funds High-Income Bond Fund Class 2	9,551,949	—	9,551,949	1,600	69	9,550,280
American Funds International Fund Class 2	78,282,676	—	78,282,676	1,448,596	268	76,833,812
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	5,405,066	—	5,405,066	96,212	31	5,308,823
BlackRock Equity Dividend V.I. Fund Class I	709,628	100	709,728	—	—	709,728
BlackRock Global Allocation V.I. Fund Class I	10,708,746	—	10,708,746	373,180	4	10,335,562
ClearBridge Variable Aggressive Growth Portfolio Class I	19,823	576	20,399	—	—	20,399
ClearBridge Variable Mid Cap Portfolio Class I	557,801	696	558,497	—	—	558,497
ClearBridge Variable Small Cap Growth Portfolio Class I	2,142,332	629	2,142,961	—	4	2,142,957
Delaware VIP Diversified Income Series Standard Class	54,408,701	—	54,408,701	193,462	66	54,215,173
Delaware VIP Emerging Markets Series Standard Class	39,311,399	—	39,311,399	480,229	93	38,831,077
Delaware VIP High Yield Series Standard Class	10,900,858	339	10,901,197	—	79	10,901,118
Delaware VIP International Value Equity Series Standard Class	257,781	—	257,781	—	3	257,778
Delaware VIP Limited-Term Diversified Income Series Standard Class	7,707,331	—	7,707,331	—	22	7,707,309
Delaware VIP REIT Series Standard Class	31,236,580	—	31,236,580	262,561	97	30,973,922
Delaware VIP Small Cap Value Series Standard Class	54,573,910	—	54,573,910	816,571	146	53,757,193
Delaware VIP Smid Cap Growth Series Standard Class	21,823,852	—	21,823,852	291,594	47	21,532,211
Delaware VIP U.S. Growth Series Standard Class	11,307,799	183	11,307,982	—	13	11,307,969
Delaware VIP Value Series Standard Class	75,094,328	—	75,094,328	1,222,730	118	73,871,480
Deutsche Alternative Asset Allocation VIP Portfolio Class A	1,218,476	14	1,218,490	—	—	1,218,490
Deutsche Equity 500 Index VIP Portfolio Class A	161,518,570	—	161,518,570	—	1,296	161,517,274
Deutsche Small Cap Index VIP Portfolio Class A	113,232,865	732	113,233,597	—	929	113,232,668
Fidelity VIP Asset Manager Portfolio Service Class	1,359,744	—	1,359,744	—	14	1,359,730

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Fidelity VIP Contrafund Portfolio Service Class	$32,669,822	$—	$32,669,822	$500,864	$122	$32,168,836
Fidelity VIP Equity-Income Portfolio Service Class	1,515,097	—	1,515,097	—	13	1,515,084
Fidelity VIP Freedom 2020 Portfolio Service Class	10,747,575	—	10,747,575	98,844	8	10,648,723
Fidelity VIP Freedom 2030 Portfolio Service Class	8,940,533	—	8,940,533	48,485	14	8,892,034
Fidelity VIP Freedom 2040 Portfolio Service Class	3,753,167	—	3,753,167	17,435	4	3,735,728
Fidelity VIP Freedom 2050 Portfolio Service Class	1,555,190	—	1,555,190	2,800	2	1,552,388
Fidelity VIP Freedom Income Portfolio Service Class	2,654,335	—	2,654,335	84,303	3	2,570,029
Fidelity VIP Growth Portfolio Service Class	6,617,326	219	6,617,545	—	51	6,617,494
Fidelity VIP Investment Grade Bond Portfolio Service Class	5,993,259	—	5,993,259	22,752	—	5,970,507
Fidelity VIP Mid Cap Portfolio Service Class	34,419,050	—	34,419,050	1,843,554	43	32,575,453
Fidelity VIP Overseas Portfolio Service Class	4,650,891	—	4,650,891	600	8	4,650,283
Franklin Income VIP Fund Class 1	14,612,054	—	14,612,054	2,071	16	14,609,967
Franklin Mutual Shares VIP Fund Class 1	2,848,701	48	2,848,749	—	7	2,848,742
Franklin Rising Dividends VIP Fund Class 1	895,448	—	895,448	15,380	—	880,068
Franklin Small Cap Value VIP Fund Class 2	1,857,730	—	1,857,730	17,893	3	1,839,834
Franklin Small-Mid Cap Growth VIP Fund Class 1	1,278,028	8,884	1,286,912	—	3	1,286,909
Franklin Small-Mid Cap Growth VIP Fund Class 2	174,119	—	174,119	—	2	174,117
Franklin U.S. Government Securities VIP Fund Class 1	6,137,589	—	6,137,589	204,954	—	5,932,635
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	64,286,598	—	64,286,598	—	704	64,285,894
Goldman Sachs VIT Mid Cap Value Fund Service Shares	6,341,364	—	6,341,364	1,812	7	6,339,545
Invesco V.I. Growth and Income Fund Series I	1,651,545	239	1,651,784	—	—	1,651,784
Janus Aspen Balanced Portfolio Institutional Shares	3,011,498	—	3,011,498	—	33	3,011,465
Janus Aspen Balanced Portfolio Service Shares	4,182,561	58	4,182,619	—	40	4,182,579
Janus Aspen Enterprise Portfolio Institutional Shares	5,751,628	—	5,751,628	—	63	5,751,565
Janus Aspen Enterprise Portfolio Service Shares	7,781,276	102	7,781,378	—	79	7,781,299
Janus Aspen Flexible Bond Portfolio Institutional Shares	2,051,233	—	2,051,233	—	22	2,051,211
Janus Aspen Flexible Bond Portfolio Service Shares	3,702,237	29	3,702,266	—	35	3,702,231
Janus Aspen Global Research Portfolio Institutional Shares	411,558	—	411,558	—	5	411,553
Janus Aspen Global Research Portfolio Service Shares	316,822	—	316,822	—	3	316,819
Janus Aspen Global Technology Portfolio Service Shares	201,717	—	201,717	—	2	201,715
JPMorgan Insurance Trust Core Bond Portfolio Class 1	1,011,800	—	1,011,800	674	—	1,011,126
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	237,524	—	237,524	—	—	237,524

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Fund Standard Class	$306,511	$24	$306,535	$—	$1	$306,534
LVIP Baron Growth Opportunities Fund Service Class	37,014,350	—	37,014,350	382,378	66	36,631,906
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	1,985,164	2	1,985,166	—	20	1,985,146
LVIP BlackRock Inflation Protected Bond Fund Standard Class	10,673,626	—	10,673,626	181,303	4	10,492,319
LVIP BlackRock Multi-Asset Income Fund Standard Class	941,153	104	941,257	—	—	941,257
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,564,582	42	1,564,624	—	8	1,564,616
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	877,539	601	878,140	—	—	878,140
LVIP Clarion Global Real Estate Fund Standard Class	4,140,940	—	4,140,940	15,302	4	4,125,634
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	10,809	69	10,878	—	—	10,878
LVIP Delaware Bond Fund Standard Class	177,650,497	—	177,650,497	3,317,388	782	174,332,327
LVIP Delaware Diversified Floating Rate Fund Standard Class	863,030	—	863,030	—	1	863,029
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	865,506	—	865,506	—	7	865,499
LVIP Delaware Social Awareness Fund Standard Class	2,350,092	—	2,350,092	—	17	2,350,075
LVIP Delaware Special Opportunities Fund Standard Class	19,540,587	—	19,540,587	417,600	8	19,122,979
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	924,116	—	924,116	97,742	—	826,374
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	12,295,288	—	12,295,288	566,511	3	11,728,774
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	1,606,576	7,473	1,614,049	—	18	1,614,031
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,092,232	12	1,092,244	—	—	1,092,244
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	2,388,824	—	2,388,824	57,796	—	2,331,028
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	43,584	—	43,584	—	—	43,584
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,874,211	1,244	5,875,455	—	2	5,875,453
LVIP Global Growth Allocation Managed Risk Fund Standard Class	3,095,063	9,299	3,104,362	—	2	3,104,360
LVIP Global Income Fund Standard Class	6,374,966	—	6,374,966	135,726	2	6,239,238
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	2,954,409	15,767	2,970,176	—	2	2,970,174
LVIP Goldman Sachs Income Builder Fund Standard Class	26,439	—	26,439	—	—	26,439
LVIP Government Money Market Fund Standard Class	117,586,368	26,835,341	144,421,709	—	211	144,421,498
LVIP JPMorgan High Yield Fund Standard Class	22,554,458	—	22,554,458	855,604	18	21,698,836
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	534,205	159	534,364	—	—	534,364

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Managed Risk Profile 2010 Fund Standard Class	$12,152,268	$—	$12,152,268	$1,231,570	$—	$10,920,698
LVIP Managed Risk Profile 2020 Fund Standard Class	34,249,882	—	34,249,882	2,027,645	—	32,222,237
LVIP Managed Risk Profile 2030 Fund Standard Class	27,646,591	—	27,646,591	1,002,058	2	26,644,531
LVIP Managed Risk Profile 2040 Fund Standard Class	12,671,207	—	12,671,207	337,898	3	12,333,306
LVIP Managed Risk Profile 2050 Fund Standard Class	2,519,164	—	2,519,164	90,716	—	2,428,448
LVIP MFS International Growth Fund Standard Class	7,055,798	—	7,055,798	31,811	27	7,023,960
LVIP MFS Value Fund Standard Class	65,016,669	—	65,016,669	1,264,741	56	63,751,872
LVIP Mondrian International Value Fund Standard Class	26,376,365	—	26,376,365	1,041,674	78	25,334,613
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	3,896	—	3,896	—	—	3,896
LVIP PIMCO Low Duration Bond Fund Standard Class	538,680	—	538,680	—	—	538,680
LVIP SSGA Bond Index Fund Standard Class	26,775,957	—	26,775,957	366,779	56	26,409,122
LVIP SSGA Conservative Index Allocation Fund Standard Class	1,002,024	—	1,002,024	28,438	1	973,585
LVIP SSGA Conservative Structured Allocation Fund Standard Class	437,106	—	437,106	—	2	437,104
LVIP SSGA Developed International 150 Fund Standard Class	1,176,102	—	1,176,102	7,932	1	1,168,169
LVIP SSGA Emerging Markets 100 Fund Standard Class	1,614,518	—	1,614,518	34,391	1	1,580,126
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	1,254,684	1,329	1,256,013	—	2	1,256,011
LVIP SSGA International Index Fund Standard Class	15,366,593	—	15,366,593	562,245	7	14,804,341
LVIP SSGA International Managed Volatility Fund Standard Class	11,573	—	11,573	—	—	11,573
LVIP SSGA Large Cap 100 Fund Standard Class	1,404,425	268	1,404,693	—	—	1,404,693
LVIP SSGA Mid-Cap Index Fund Standard Class	27,403,443	—	27,403,443	128,346	70	27,275,027
LVIP SSGA Moderate Index Allocation Fund Standard Class	7,524,741	—	7,524,741	24,293	53	7,500,395
LVIP SSGA Moderate Structured Allocation Fund Standard Class	273,122	239	273,361	—	—	273,361
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	696,875	—	696,875	—	—	696,875
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	1,288,368	—	1,288,368	—	1	1,288,367
LVIP SSGA S&P 500 Index Fund Standard Class	270,462,523	3,832,455	274,294,978	—	1,328	274,293,650
LVIP SSGA Small-Cap Index Fund Standard Class	40,484,255	—	40,484,255	493,477	156	39,990,622
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	4,818,553	—	4,818,553	8,941	5	4,809,607
LVIP T. Rowe Price Growth Stock Fund Standard Class	39,052,803	—	39,052,803	293,985	22	38,758,796
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	24,783,868	—	24,783,868	994,598	29	23,789,241

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	$536,878	$—	$536,878	$67,800	$—	$469,078
LVIP Vanguard Domestic Equity ETF Fund Standard Class	8,900,372	—	8,900,372	463,778	—	8,436,594
LVIP Vanguard International Equity ETF Fund Standard Class	5,522,005	—	5,522,005	61,384	—	5,460,621
LVIP Wellington Capital Growth Fund Standard Class	126,182	80	126,262	—	—	126,262
LVIP Wellington Mid-Cap Value Fund Standard Class	2,958,953	127	2,959,080	—	—	2,959,080
M Capital Appreciation Fund	440,314	—	440,314	—	—	440,314
M International Equity Fund	304,723	—	304,723	—	—	304,723
M Large Cap Growth Fund	71,689	—	71,689	—	—	71,689
M Large Cap Value Fund	71,857	—	71,857	—	—	71,857
MFS VIT Growth Series Initial Class	54,066,743	—	54,066,743	2,003,979	99	52,062,665
MFS VIT New Discovery Series Initial Class	23,428	—	23,428	—	—	23,428
MFS VIT Research Series Initial Class	95,349	—	95,349	—	1	95,348
MFS VIT Total Return Series Initial Class	43,724,066	—	43,724,066	51,906	49	43,672,111
MFS VIT Utilities Series Initial Class	12,609,708	—	12,609,708	257,120	23	12,352,565
MFS VIT II Core Equity Portfolio Initial Class	2,083,516	—	2,083,516	—	20	2,083,496
Neuberger Berman AMT Large Cap Value Portfolio I Class	151,018	—	151,018	—	2	151,016
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	3,273,586	—	3,273,586	—	31	3,273,555
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	2,096,823	—	2,096,823	—	10	2,096,813
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	50,708	—	50,708	4	—	50,704
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	9,138,545	—	9,138,545	93,886	—	9,044,659
PIMCO VIT Real Return Portfolio Administrative Class	45,856	—	45,856	—	—	45,856
PIMCO VIT Total Return Portfolio Administrative Class	1,936,329	—	1,936,329	—	—	1,936,329
T. Rowe Price Equity Income Portfolio	10,599,860	—	10,599,860	75,821	—	10,524,039
Templeton Foreign VIP Fund Class 2	653,684	—	653,684	—	7	653,677
Templeton Global Bond VIP Fund Class 1	9,996,568	—	9,996,568	116,480	51	9,880,037
Templeton Growth VIP Fund Class 1	1,051,464	—	1,051,464	—	12	1,051,452
Templeton Growth VIP Fund Class 2	24,187	—	24,187	—	—	24,187
Wells Fargo VT Discovery Fund Class 2	65,009	—	65,009	—	—	65,009

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(782)	$(782)	$24,829
AB VPS Growth and Income Portfolio Class A	20,671	(1,503)	19,168	140,161
AB VPS International Value Portfolio Class A	15,176	(77)	15,099	(21,126)
AB VPS Large Cap Growth Portfolio Class A	—	(406)	(406)	2,148
AB VPS Small/Mid Cap Value Portfolio Class A	126,267	(7,282)	118,985	(470,363)
American Century VP Income & Growth Fund Class I	123,590	(9,843)	113,747	39,289
American Century VP Inflation Protection Fund Class II	245,839	(6,209)	239,630	(261,689)
American Century VP International Fund Class I	17,087	(1,756)	15,331	24,276
American Funds Bond Fund Class 2	1,720	—	1,720	(12,490)
American Funds Capital Income Builder Fund Class 2	186	—	186	(8)
American Funds Global Growth Fund Class 2	149,187	(5,550)	143,637	(172,226)
American Funds Global Small Capitalization Fund Class 2	14,653	(3,025)	11,628	(526,246)
American Funds Growth Fund Class 2	297,322	(30,373)	266,949	734,679
American Funds Growth-Income Fund Class 2	189,346	(14,088)	175,258	158,776
American Funds High-Income Bond Fund Class 2	543,379	(9,858)	533,521	(22,836)
American Funds International Fund Class 2	1,069,460	(48,971)	1,020,489	(1,837,459)
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	73,497	(6,077)	67,420	(13,023)
BlackRock Equity Dividend V.I. Fund Class I	11,582	—	11,582	2,434
BlackRock Global Allocation V.I. Fund Class I	133,962	(754)	133,208	(436,063)
ClearBridge Variable Aggressive Growth Portfolio Class I	122	—	122	100
ClearBridge Variable Mid Cap Portfolio Class I	5,131	—	5,131	4,148
ClearBridge Variable Small Cap Growth Portfolio Class I	—	(640)	(640)	(16,203)
Delaware VIP Diversified Income Series Standard Class	1,820,589	(12,302)	1,808,287	(209,958)
Delaware VIP Emerging Markets Series Standard Class	398,919	(15,935)	382,984	(837,010)
Delaware VIP High Yield Series Standard Class	1,253,284	(15,554)	1,237,730	(1,098,358)
Delaware VIP International Value Equity Series Standard Class	1,032	(276)	756	104
Delaware VIP Limited-Term Diversified Income Series Standard Class	114,420	(1,443)	112,977	2,664
Delaware VIP REIT Series Standard Class	367,558	(17,277)	350,281	656,946
Delaware VIP Small Cap Value Series Standard Class	470,642	(26,176)	444,466	19,080
Delaware VIP Smid Cap Growth Series Standard Class	43,328	(5,234)	38,094	(29,535)
Delaware VIP U.S. Growth Series Standard Class	75,209	(2,447)	72,762	(283,213)
Delaware VIP Value Series Standard Class	1,327,168	(23,687)	1,303,481	2,734,583
Deutsche Alternative Asset Allocation VIP Portfolio Class A	23,056	—	23,056	(12,138)
Deutsche Equity 500 Index VIP Portfolio Class A	3,170,525	(227,890)	2,942,635	2,441,095
Deutsche Small Cap Index VIP Portfolio Class A	1,178,446	(157,472)	1,020,974	(86,530)
Fidelity VIP Asset Manager Portfolio Service Class	19,151	(2,376)	16,775	(12,575)
Fidelity VIP Contrafund Portfolio Service Class	229,234	(23,911)	205,323	1,359,909
Fidelity VIP Equity-Income Portfolio Service Class	31,509	(1,997)	29,512	(14,841)
Fidelity VIP Freedom 2020 Portfolio Service Class	154,359	(1,744)	152,615	(160,004)
Fidelity VIP Freedom 2030 Portfolio Service Class	119,834	(2,790)	117,044	(93,003)
Fidelity VIP Freedom 2040 Portfolio Service Class	42,078	(800)	41,278	(93,098)
Fidelity VIP Freedom 2050 Portfolio Service Class	20,564	(394)	20,170	(57,303)
Fidelity VIP Freedom Income Portfolio Service Class	36,727	(716)	36,011	(21,512)
Fidelity VIP Growth Portfolio Service Class	—	(9,261)	(9,261)	329,936
Fidelity VIP Investment Grade Bond Portfolio Service Class	140,131	—	140,131	(2,725)
Fidelity VIP Mid Cap Portfolio Service Class	138,921	(11,822)	127,099	(934,407)
Fidelity VIP Overseas Portfolio Service Class	65,206	(1,588)	63,618	(24,418)
Franklin Income VIP Fund Class 1	664,175	(2,757)	661,418	(27,620)
Franklin Mutual Shares VIP Fund Class 1	62,909	(1,208)	61,701	96,918
Franklin Rising Dividends VIP Fund Class 1	10,673	—	10,673	(9,250)
Franklin Small Cap Value VIP Fund Class 2	6,531	(529)	6,002	(8,952)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(479)	(479)	(82,889)
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	(358)	(358)	(57,550)
Franklin U.S. Government Securities VIP Fund Class 1	171,708	—	171,708	(51,867)
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	180,665	(123,828)	56,837	(24,160)
Goldman Sachs VIT Mid Cap Value Fund Service Shares	65,435	(1,058)	64,377	(117,143)
Invesco V.I. Growth and Income Fund Series I	15,867	—	15,867	(11,254)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$24,829	$(26,307)	$(2,260)
AB VPS Growth and Income Portfolio Class A	123,474	263,635	(70,972)	211,831
AB VPS International Value Portfolio Class A	—	(21,126)	(9,035)	(15,062)
AB VPS Large Cap Growth Portfolio Class A	21,520	23,668	(11,556)	11,706
AB VPS Small/Mid Cap Value Portfolio Class A	1,186,336	715,973	3,870,239	4,705,197
American Century VP Income & Growth Fund Class I	96,606	135,895	465,296	714,938
American Century VP Inflation Protection Fund Class II	95,118	(166,571)	458,689	531,748
American Century VP International Fund Class I	—	24,276	(129,321)	(89,714)
American Funds Bond Fund Class 2	317	(12,173)	(2,137)	(12,590)
American Funds Capital Income Builder Fund Class 2	—	(8)	(216)	(38)
American Funds Global Growth Fund Class 2	1,056,911	884,685	(1,084,272)	(55,950)
American Funds Global Small Capitalization Fund Class 2	1,918,222	1,391,976	(1,146,109)	257,495
American Funds Growth Fund Class 2	3,225,128	3,959,807	(905,418)	3,321,338
American Funds Growth-Income Fund Class 2	1,407,198	1,565,974	(420,674)	1,320,558
American Funds High-Income Bond Fund Class 2	—	(22,836)	812,836	1,323,521
American Funds International Fund Class 2	6,474,505	4,637,046	(2,702,653)	2,954,882
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	96,840	83,817	(119,059)	32,178
BlackRock Equity Dividend V.I. Fund Class I	20,353	22,787	65,886	100,255
BlackRock Global Allocation V.I. Fund Class I	—	(436,063)	554,326	251,471
ClearBridge Variable Aggressive Growth Portfolio Class I	1,014	1,114	(1,065)	171
ClearBridge Variable Mid Cap Portfolio Class I	14,338	18,486	47,540	71,157
ClearBridge Variable Small Cap Growth Portfolio Class I	76,997	60,794	124,374	184,528
Delaware VIP Diversified Income Series Standard Class	—	(209,958)	268,129	1,866,458
Delaware VIP Emerging Markets Series Standard Class	793,616	(43,394)	4,391,401	4,730,991
Delaware VIP High Yield Series Standard Class	—	(1,098,358)	1,930,036	2,069,408
Delaware VIP International Value Equity Series Standard Class	—	104	9,786	10,646
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	2,664	13,529	129,170
Delaware VIP REIT Series Standard Class	1,761,803	2,418,749	(1,321,894)	1,447,136
Delaware VIP Small Cap Value Series Standard Class	4,336,816	4,355,896	8,940,051	13,740,413
Delaware VIP Smid Cap Growth Series Standard Class	2,399,732	2,370,197	(907,748)	1,500,543
Delaware VIP U.S. Growth Series Standard Class	3,251,209	2,967,996	(3,654,953)	(614,195)
Delaware VIP Value Series Standard Class	6,092,399	8,826,982	(832,920)	9,297,543
Deutsche Alternative Asset Allocation VIP Portfolio Class A	—	(12,138)	42,779	53,697
Deutsche Equity 500 Index VIP Portfolio Class A	11,824,968	14,266,063	(379,194)	16,829,504
Deutsche Small Cap Index VIP Portfolio Class A	8,181,942	8,095,412	11,776,209	20,892,595
Fidelity VIP Asset Manager Portfolio Service Class	57,489	44,914	(30,930)	30,759
Fidelity VIP Contrafund Portfolio Service Class	3,667,027	5,026,936	(2,315,811)	2,916,448
Fidelity VIP Equity-Income Portfolio Service Class	84,077	69,236	119,471	218,219
Fidelity VIP Freedom 2020 Portfolio Service Class	239,906	79,902	307,665	540,182
Fidelity VIP Freedom 2030 Portfolio Service Class	293,491	200,488	324,663	642,195
Fidelity VIP Freedom 2040 Portfolio Service Class	127,675	34,577	176,660	252,515
Fidelity VIP Freedom 2050 Portfolio Service Class	46,661	(10,642)	74,316	83,844
Fidelity VIP Freedom Income Portfolio Service Class	21,335	(177)	53,430	89,264
Fidelity VIP Growth Portfolio Service Class	675,487	1,005,423	(987,475)	8,687
Fidelity VIP Investment Grade Bond Portfolio Service Class	2,106	(619)	32,296	171,808
Fidelity VIP Mid Cap Portfolio Service Class	2,302,701	1,368,294	2,449,153	3,944,546
Fidelity VIP Overseas Portfolio Service Class	8,247	(16,171)	(319,053)	(271,606)
Franklin Income VIP Fund Class 1	—	(27,620)	1,111,528	1,745,326
Franklin Mutual Shares VIP Fund Class 1	227,444	324,362	98,929	484,992
Franklin Rising Dividends VIP Fund Class 1	77,585	68,335	37,124	116,132
Franklin Small Cap Value VIP Fund Class 2	120,027	111,075	186,442	303,519
Franklin Small-Mid Cap Growth VIP Fund Class 1	141,890	59,001	(7,208)	51,314
Franklin Small-Mid Cap Growth VIP Fund Class 2	19,647	(37,903)	27,357	(10,904)
Franklin U.S. Government Securities VIP Fund Class 1	—	(51,867)	(75,410)	44,431
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	—	(24,160)	2,516,269	2,548,946
Goldman Sachs VIT Mid Cap Value Fund Service Shares	3,147	(113,996)	771,096	721,477
Invesco V.I. Growth and Income Fund Series I	131,124	119,870	127,324	263,061

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Janus Aspen Balanced Portfolio Institutional Shares	$52,701	$(4,872)	$47,829	$18,984
Janus Aspen Balanced Portfolio Service Shares	77,002	(6,872)	70,130	23,375
Janus Aspen Enterprise Portfolio Institutional Shares	8,027	(10,903)	(2,876)	94,334
Janus Aspen Enterprise Portfolio Service Shares	1,834	(11,418)	(9,584)	4,172
Janus Aspen Flexible Bond Portfolio Institutional Shares	59,574	(4,323)	55,251	(25,688)
Janus Aspen Flexible Bond Portfolio Service Shares	107,339	(6,520)	100,819	13,280
Janus Aspen Global Research Portfolio Institutional Shares	4,462	(842)	3,620	22,983
Janus Aspen Global Research Portfolio Service Shares	2,942	(718)	2,224	36,894
Janus Aspen Global Technology Portfolio Service Shares	175	(395)	(220)	7,358
JPMorgan Insurance Trust Core Bond Portfolio Class 1	21,794	—	21,794	1,796
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	—	—	—	—
LVIP AQR Enhanced Global Strategies Fund Standard Class	218	—	218	(808)
LVIP Baron Growth Opportunities Fund Standard Class	2,294	(212)	2,082	(3,000)
LVIP Baron Growth Opportunities Fund Service Class	191,173	(16,843)	174,330	445,411
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	36,068	(3,444)	32,624	31,793
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,779	—	2,779	(7,230)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	135,681	(888)	134,793	(67,818)
LVIP BlackRock Multi-Asset Income Fund Standard Class	27,162	—	27,162	(60)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	7,286	(1,562)	5,724	82,167
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(61)	(61)	(3,435)
LVIP Clarion Global Real Estate Fund Standard Class	178,970	(770)	178,200	144,420
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	120	—	120	(417)
LVIP Delaware Bond Fund Standard Class	4,937,755	(149,993)	4,787,762	130,495
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(161)	(161)	(1,938)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	14,833	(1,302)	13,531	9,580
LVIP Delaware Social Awareness Fund Standard Class	35,811	(2,709)	33,102	(84,759)
LVIP Delaware Special Opportunities Fund Standard Class	306,540	(809)	305,731	(10,535)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	20,758	—	20,758	(22,202)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	195,038	(1,951)	193,087	(226,256)
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	19,407	(265)	19,142	1,330
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	19,673	(100)	19,573	1,588
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	36,393	—	36,393	(55,603)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	459	—	459	(728)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	130,885	(512)	130,373	(21,472)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	59,929	(460)	59,469	39,825
LVIP Global Income Fund Standard Class	—	(426)	(426)	(32,022)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	54,278	(8,136)	46,142	969,055
LVIP Goldman Sachs Income Builder Fund Standard Class	842	—	842	4
LVIP Government Money Market Fund Standard Class	34,641	(32,158)	2,483	—
LVIP JPMorgan High Yield Fund Standard Class	1,169,034	(1,653)	1,167,381	(265,144)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	3,827	—	3,827	6,442
LVIP Managed Risk Profile 2010 Fund Standard Class	237,289	—	237,289	(18,619)
LVIP Managed Risk Profile 2020 Fund Standard Class	691,176	(6)	691,170	(291,172)
LVIP Managed Risk Profile 2030 Fund Standard Class	543,593	(410)	543,183	(277,260)
LVIP Managed Risk Profile 2040 Fund Standard Class	237,693	(576)	237,117	(79,223)
LVIP Managed Risk Profile 2050 Fund Standard Class	47,427	—	47,427	(24,817)
LVIP MFS International Growth Fund Standard Class	97,713	(595)	97,118	18,758
LVIP MFS Value Fund Standard Class	1,206,088	(9,691)	1,196,397	1,190,177
LVIP Mondrian International Value Fund Standard Class	756,054	(12,071)	743,983	(394,206)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	59	—	59	(637)
LVIP PIMCO Low Duration Bond Fund Standard Class	8,424	—	8,424	(306)
LVIP SSGA Bond Index Fund Standard Class	591,630	(5,356)	586,274	82,868
LVIP SSGA Conservative Index Allocation Fund Standard Class	21,235	(30)	21,205	206
LVIP SSGA Conservative Structured Allocation Fund Standard Class	9,835	(433)	9,402	(9,064)
LVIP SSGA Developed International 150 Fund Standard Class	41,231	(222)	41,009	(34,673)
LVIP SSGA Emerging Markets 100 Fund Standard Class	43,927	(188)	43,739	(119,254)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	24,506	(432)	24,074	(2,829)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Janus Aspen Balanced Portfolio Institutional Shares	$34,647	$53,631	$(10,481)	$90,979
Janus Aspen Balanced Portfolio Service Shares	53,523	76,898	8,383	155,411
Janus Aspen Enterprise Portfolio Institutional Shares	430,169	524,503	101,723	623,350
Janus Aspen Enterprise Portfolio Service Shares	587,654	591,826	283,716	865,958
Janus Aspen Flexible Bond Portfolio Institutional Shares	—	(25,688)	21,043	50,606
Janus Aspen Flexible Bond Portfolio Service Shares	—	13,280	(13,313)	100,786
Janus Aspen Global Research Portfolio Institutional Shares	—	22,983	(21,725)	4,878
Janus Aspen Global Research Portfolio Service Shares	—	36,894	(35,746)	3,372
Janus Aspen Global Technology Portfolio Service Shares	6,766	14,124	8,376	22,280
JPMorgan Insurance Trust Core Bond Portfolio Class 1	—	1,796	(16,974)	6,616
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	—	—	(4,205)	(4,205)
LVIP AQR Enhanced Global Strategies Fund Standard Class	549	(259)	391	350
LVIP Baron Growth Opportunities Fund Standard Class	23,938	20,938	(5,197)	17,823
LVIP Baron Growth Opportunities Fund Service Class	2,700,394	3,145,805	(1,254,745)	2,065,390
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	—	31,793	131,974	196,391
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(7,230)	9,213	4,762
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(67,818)	293,861	360,836
LVIP BlackRock Multi-Asset Income Fund Standard Class	—	(60)	(20,678)	6,424
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	82,167	(129,071)	(41,180)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	22,203	18,768	(11,073)	7,634
LVIP Clarion Global Real Estate Fund Standard Class	—	144,420	(252,631)	69,989
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	223	(194)	970	896
LVIP Delaware Bond Fund Standard Class	1,995,246	2,125,741	(2,707,446)	4,206,057
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(1,938)	19,847	17,748
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	72,926	82,506	(50,353)	45,684
LVIP Delaware Social Awareness Fund Standard Class	288,955	204,196	(99,583)	137,715
LVIP Delaware Special Opportunities Fund Standard Class	2,372,941	2,362,406	536,000	3,204,137
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	16,055	(6,147)	9,749	24,360
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	4,015,717	3,789,461	(2,411,244)	1,571,304
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	34,330	35,660	4,821	59,623
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	—	1,588	(1,695)	19,466
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	—	(55,603)	65,675	46,465
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	89	(639)	708	528
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	91,736	70,264	28,692	229,329
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	39,825	41,666	140,960
LVIP Global Income Fund Standard Class	24,550	(7,472)	22,409	14,511
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	89,324	1,058,379	(706,542)	397,979
LVIP Goldman Sachs Income Builder Fund Standard Class	—	4	225	1,071
LVIP Government Money Market Fund Standard Class	—	—	—	2,483
LVIP JPMorgan High Yield Fund Standard Class	—	(265,144)	1,223,360	2,125,597
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	6,442	37,030	47,299
LVIP Managed Risk Profile 2010 Fund Standard Class	553,035	534,416	(98,388)	673,317
LVIP Managed Risk Profile 2020 Fund Standard Class	752,928	461,756	184,148	1,337,074
LVIP Managed Risk Profile 2030 Fund Standard Class	599,579	322,319	79,121	944,623
LVIP Managed Risk Profile 2040 Fund Standard Class	235,190	155,967	67,910	460,994
LVIP Managed Risk Profile 2050 Fund Standard Class	15,852	(8,965)	71,427	109,889
LVIP MFS International Growth Fund Standard Class	—	18,758	23,459	139,335
LVIP MFS Value Fund Standard Class	2,271,043	3,461,220	2,227,936	6,885,553
LVIP Mondrian International Value Fund Standard Class	894,694	500,488	(177,527)	1,066,944
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	—	(637)	626	48
LVIP PIMCO Low Duration Bond Fund Standard Class	1,042	736	(4,737)	4,423
LVIP SSGA Bond Index Fund Standard Class	—	82,868	(399,617)	269,525
LVIP SSGA Conservative Index Allocation Fund Standard Class	7,273	7,479	9,607	38,291
LVIP SSGA Conservative Structured Allocation Fund Standard Class	8,867	(197)	17,702	26,907
LVIP SSGA Developed International 150 Fund Standard Class	22,221	(12,452)	68,022	96,579
LVIP SSGA Emerging Markets 100 Fund Standard Class	—	(119,254)	292,862	217,347
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(2,829)	61,546	82,791

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA International Index Fund Standard Class	$455,837	$(1,434)	$454,403	$(251,741)
LVIP SSGA International Managed Volatility Fund Standard Class	628	—	628	(913)
LVIP SSGA Large Cap 100 Fund Standard Class	30,847	—	30,847	(112,714)
LVIP SSGA Mid-Cap Index Fund Standard Class	369,441	(11,940)	357,501	(926,387)
LVIP SSGA Moderate Index Allocation Fund Standard Class	153,062	(2,326)	150,736	975
LVIP SSGA Moderate Structured Allocation Fund Standard Class	6,214	—	6,214	(3,039)
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	14,515	—	14,515	(167)
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	29,951	(281)	29,670	(6,923)
LVIP SSGA S&P 500 Index Fund Standard Class	5,176,714	(225,233)	4,951,481	6,531,505
LVIP SSGA Small-Cap Index Fund Standard Class	501,151	(26,142)	475,009	257,552
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	91,404	(703)	90,701	(112,162)
LVIP T. Rowe Price Growth Stock Fund Standard Class	38,473	(3,830)	34,643	1,314,357
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	70,131	(3,958)	66,173	192,492
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	6,840	—	6,840	11
LVIP Vanguard Domestic Equity ETF Fund Standard Class	141,060	—	141,060	66,568
LVIP Vanguard International Equity ETF Fund Standard Class	127,369	—	127,369	(19,080)
LVIP Wellington Capital Growth Fund Standard Class	—	—	—	19,367
LVIP Wellington Mid-Cap Value Fund Standard Class	13,743	(10)	13,733	59,905
M Capital Appreciation Fund	—	(4,027)	(4,027)	199,797
M International Equity Fund	3,620	(6,979)	(3,359)	(201,004)
M Large Cap Growth Fund	—	(870)	(870)	(25,114)
M Large Cap Value Fund	1,284	(3,952)	(2,668)	98,467
MFS VIT Growth Series Initial Class	22,453	(13,962)	8,491	1,024,928
MFS VIT New Discovery Series Initial Class	—	—	—	(355)
MFS VIT Research Series Initial Class	726	(207)	519	2,554
MFS VIT Total Return Series Initial Class	1,242,337	(10,207)	1,232,130	283,033
MFS VIT Utilities Series Initial Class	660,410	(12,222)	648,188	(1,386,728)
MFS VIT II Core Equity Portfolio Initial Class	15,130	(3,494)	11,636	(48,325)
MFS VIT III Mid Cap Value Portfolio Initial Class	—	—	—	1,187
Neuberger Berman AMT Large Cap Value Portfolio I Class	1,067	(285)	782	10,568
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(5,709)	(5,709)	(164,467)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	12,381	(2,217)	10,164	(75,517)
Oppenheimer Main Street Fund/VA Non-Service Shares	—	(35)	(35)	40,385
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	233	—	233	(256)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	90,701	—	90,701	(479,693)
PIMCO VIT Real Return Portfolio Administrative Class	32	—	32	—
PIMCO VIT Total Return Portfolio Administrative Class	27,077	(11)	27,066	(1,539)
T. Rowe Price Equity Income Portfolio	207,017	(96)	206,921	132,371
Templeton Foreign VIP Fund Class 2	11,983	(1,203)	10,780	(1,980)
Templeton Global Bond VIP Fund Class 1	—	(8,789)	(8,789)	(514,431)
Templeton Growth VIP Fund Class 1	27,552	(1,974)	25,578	23,883
Templeton Growth VIP Fund Class 2	452	(46)	406	36
Wells Fargo VT Discovery Fund Class 2	—	—	—	(4,318)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA International Index Fund Standard Class	$—	$(251,741)	$26,228	$228,890
LVIP SSGA International Managed Volatility Fund Standard Class	—	(913)	(160)	(445)
LVIP SSGA Large Cap 100 Fund Standard Class	120,251	7,537	167,704	206,088
LVIP SSGA Mid-Cap Index Fund Standard Class	13,797	(912,590)	4,907,912	4,352,823
LVIP SSGA Moderate Index Allocation Fund Standard Class	31,068	32,043	(144,582)	38,197
LVIP SSGA Moderate Structured Allocation Fund Standard Class	6,882	3,843	11,827	21,884
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	8,991	8,824	19,134	42,473
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	27,448	20,525	37,115	87,310
LVIP SSGA S&P 500 Index Fund Standard Class	3,382,607	9,914,112	12,387,078	27,252,671
LVIP SSGA Small-Cap Index Fund Standard Class	745,095	1,002,647	5,173,489	6,651,145
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	203,511	91,349	851,855	1,033,905
LVIP T. Rowe Price Growth Stock Fund Standard Class	549,698	1,864,055	(1,188,033)	710,665
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,127,553	1,320,045	236,220	1,622,438
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	11	555	7,406
LVIP Vanguard Domestic Equity ETF Fund Standard Class	26,620	93,188	678,644	912,892
LVIP Vanguard International Equity ETF Fund Standard Class	—	(19,080)	83,140	191,429
LVIP Wellington Capital Growth Fund Standard Class	17,337	36,704	(34,986)	1,718
LVIP Wellington Mid-Cap Value Fund Standard Class	8,367	68,272	323,119	405,124
M Capital Appreciation Fund	22,392	222,189	188,157	406,319
M International Equity Fund	—	(201,004)	196,629	(7,734)
M Large Cap Growth Fund	8,207	(16,907)	11,692	(6,085)
M Large Cap Value Fund	—	98,467	76,608	172,407
MFS VIT Growth Series Initial Class	3,062,842	4,087,770	(2,802,460)	1,293,801
MFS VIT New Discovery Series Initial Class	962	607	1,335	1,942
MFS VIT Research Series Initial Class	9,324	11,878	(14,977)	(2,580)
MFS VIT Total Return Series Initial Class	1,396,702	1,679,735	667,777	3,579,642
MFS VIT Utilities Series Initial Class	389,646	(997,082)	1,864,304	1,515,410
MFS VIT II Core Equity Portfolio Initial Class	162,399	114,074	74,996	200,706
MFS VIT III Mid Cap Value Portfolio Initial Class	—	1,187	—	1,187
Neuberger Berman AMT Large Cap Value Portfolio I Class	11,694	22,262	(6,870)	16,174
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	161,024	(3,443)	122,815	113,663
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	140,760	65,243	227,676	303,083
Oppenheimer Main Street Fund/VA Non-Service Shares	—	40,385	(76,245)	(35,895)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	1,726	1,470	3,705	5,408
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(479,693)	1,508,779	1,119,787
PIMCO VIT Real Return Portfolio Administrative Class	—	—	784	816
PIMCO VIT Total Return Portfolio Administrative Class	—	(1,539)	(8,750)	16,777
T. Rowe Price Equity Income Portfolio	926,002	1,058,373	282,737	1,548,031
Templeton Foreign VIP Fund Class 2	10,733	8,753	23,739	43,272
Templeton Global Bond VIP Fund Class 1	8,793	(505,638)	780,116	265,689
Templeton Growth VIP Fund Class 1	45,958	69,841	8,626	104,045
Templeton Growth VIP Fund Class 2	870	906	652	1,964
Wells Fargo VT Discovery Fund Class 2	3,928	(390)	4,390	4,000

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Income & Growth Fund Class I Subaccount	American Century VP Inflation Protection Fund Class II Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,382,090	$3,137,669	$1,771,133	$729,206	$19,682,965	$4,816,559	$13,702,645
Changes From Operations:
• Net investment income (loss)	(1,788)	32,749	33,034	(1,926)	150,721	81,856	261,346
• Net realized gain (loss) on investments	217,971	450,572	10,652	173,723	3,519,782	1,126,828	(357,044)
• Net change in unrealized appreciation or depreciation on investments	(158,113)	(445,951)	20,034	(72,740)	(4,826,723)	(1,496,737)	(261,445)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,070	37,370	63,720	99,057	(1,156,220)	(288,053)	(357,143)
Changes From Unit Transactions:
• Contract purchases	45,902	82,930	126,105	—	618,359	5,516	128,358
• Contract withdrawals	(46,653)	(686,698)	(177,574)	(4,130)	(653,254)	(288,167)	(768,342)
• Contract transfers	(527,993)	(425,938)	(423,519)	(661,517)	916,286	(380,101)	(322,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(528,744)	(1,029,706)	(474,988)	(665,647)	881,391	(662,752)	(962,041)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(470,674)	(992,336)	(411,268)	(566,590)	(274,829)	(950,805)	(1,319,184)
NET ASSETS AT DECEMBER 31, 2015	911,416	2,145,333	1,359,865	162,616	19,408,136	3,865,754	12,383,461
Changes From Operations:
• Net investment income (loss)	(782)	19,168	15,099	(406)	118,985	113,747	239,630
• Net realized gain (loss) on investments	24,829	263,635	(21,126)	23,668	715,973	135,895	(166,571)
• Net change in unrealized appreciation or depreciation on investments	(26,307)	(70,972)	(9,035)	(11,556)	3,870,239	465,296	458,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,260)	211,831	(15,062)	11,706	4,705,197	714,938	531,748
Changes From Unit Transactions:
• Contract purchases	28,340	27,909	67,979	—	479,788	3,750	727,477
• Contract withdrawals	(64,105)	(184,201)	(44,694)	(4,131)	(1,120,112)	(168,763)	(580,003)
• Contract transfers	(26,657)	(303,415)	(197,368)	1,262,898	(927,734)	1,002,960	999,417
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(62,422)	(459,707)	(174,083)	1,258,767	(1,568,058)	837,947	1,146,891
TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,682)	(247,876)	(189,145)	1,270,473	3,137,139	1,552,885	1,678,639
NET ASSETS AT DECEMBER 31, 2016	$846,734	$1,897,457	$1,170,720	$1,433,089	$22,545,275	$5,418,639	$14,062,100

See accompanying notes.

	American Century VP International Fund Class I Subaccount	American Funds Bond Fund Class 2 Subaccount	American Funds Capital Income Builder Fund Class 2 Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,294,594	$31,362	$—	$11,741,370	$11,802,473	$40,407,048
Changes From Operations:
• Net investment income (loss)	7,956	856	—	130,153	(4,785)	188,838
• Net realized gain (loss) on investments	195,314	773	—	1,519,880	1,551,960	10,194,574
• Net change in unrealized appreciation or depreciation on investments	(144,276)	(1,997)	—	(961,972)	(1,668,694)	(7,599,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,994	(368)	—	688,061	(121,519)	2,783,843
Changes From Unit Transactions:
• Contract purchases	33,459	4,398	—	651,028	191,101	1,517,310
• Contract withdrawals	(272,415)	(2,097)	—	(1,802,210)	(898,279)	(2,375,436)
• Contract transfers	(1,327,308)	10,562	—	1,944,226	56,486	(4,906,954)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,566,264)	12,863	—	793,044	(650,692)	(5,765,080)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,507,270)	12,495	—	1,481,105	(772,211)	(2,981,237)
NET ASSETS AT DECEMBER 31, 2015	1,787,324	43,857	—	13,222,475	11,030,262	37,425,811
Changes From Operations:
• Net investment income (loss)	15,331	1,720	186	143,637	11,628	266,949
• Net realized gain (loss) on investments	24,276	(12,173)	(8)	884,685	1,391,976	3,959,807
• Net change in unrealized appreciation or depreciation on investments	(129,321)	(2,137)	(216)	(1,084,272)	(1,146,109)	(905,418)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(89,714)	(12,590)	(38)	(55,950)	257,495	3,321,338
Changes From Unit Transactions:
• Contract purchases	26,671	19,752	2,480	825,658	135,663	1,266,928
• Contract withdrawals	(48,751)	(246,368)	(466)	(475,730)	(207,780)	(1,118,831)
• Contract transfers	(332,854)	322,970	11,951	4,446,040	(5,392,561)	(594,581)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(354,934)	96,354	13,965	4,795,968	(5,464,678)	(446,484)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(444,648)	83,764	13,927	4,740,018	(5,207,183)	2,874,854
NET ASSETS AT DECEMBER 31, 2016	$1,342,676	$127,621	$13,927	$17,962,493	$5,823,079	$40,300,665

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds Growth-Income Fund Class 2 Subaccount	American Funds High-Income Bond Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$13,954,425	$8,706,129	$76,516,937	$9,220,550	$57,392	$4,832,998	$—
Changes From Operations:
• Net investment income (loss)	165,850	440,092	1,150,609	50,088	4,928	103,328	—
• Net realized gain (loss) on investments	2,720,441	(397,857)	5,221,296	12,197	14,320	127,918	—
• Net change in unrealized appreciation or depreciation on investments	(2,715,299)	(619,212)	(10,201,693)	37,343	(21,382)	(571,875)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,992	(576,977)	(3,829,788)	99,628	(2,134)	(340,629)	—
Changes From Unit Transactions:
• Contract purchases	420,421	188,360	3,909,580	165,353	1,651	549,545	—
• Contract withdrawals	(1,238,029)	(196,544)	(3,947,456)	(4,531,896)	(2,703)	(489,862)	—
• Contract transfers	780,996	(1,040,101)	1,647,812	(1,018,133)	227,262	3,076,875	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,612)	(1,048,285)	1,609,936	(5,384,676)	226,210	3,136,558	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	134,380	(1,625,262)	(2,219,852)	(5,285,048)	224,076	2,795,929	—
NET ASSETS AT DECEMBER 31, 2015	14,088,805	7,080,867	74,297,085	3,935,502	281,468	7,628,927	—
Changes From Operations:
• Net investment income (loss)	175,258	533,521	1,020,489	67,420	11,582	133,208	122
• Net realized gain (loss) on investments	1,565,974	(22,836)	4,637,046	83,817	22,787	(436,063)	1,114
• Net change in unrealized appreciation or depreciation on investments	(420,674)	812,836	(2,702,653)	(119,059)	65,886	554,326	(1,065)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,320,558	1,323,521	2,954,882	32,178	100,255	251,471	171
Changes From Unit Transactions:
• Contract purchases	1,124,653	159,990	3,126,508	120,171	1,769	691,850	2,126
• Contract withdrawals	(716,550)	(210,322)	(1,832,133)	(215,360)	(20,963)	(844,236)	(214)
• Contract transfers	(2,027,319)	1,196,224	(1,712,530)	1,436,332	347,199	2,607,550	18,316
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,619,216)	1,145,892	(418,155)	1,341,143	328,005	2,455,164	20,228
TOTAL INCREASE (DECREASE) IN NET ASSETS	(298,658)	2,469,413	2,536,727	1,373,321	428,260	2,706,635	20,399
NET ASSETS AT DECEMBER 31, 2016	$13,790,147	$9,550,280	$76,833,812	$5,308,823	$709,728	$10,335,562	$20,399

See accompanying notes.

	ClearBridge Variable Mid Cap Portfolio Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP International Value Equity Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$53,539	$75,211	$55,209,108	$36,754,070	$25,643,459	$—
Changes From Operations:
• Net investment income (loss)	253	(245)	1,622,448	290,586	1,627,187	—
• Net realized gain (loss) on investments	28,746	15,170	605,776	(147,768)	(967,304)	—
• Net change in unrealized appreciation or depreciation on investments	(39,027)	(63,686)	(2,801,214)	(5,650,097)	(1,953,206)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,028)	(48,761)	(572,990)	(5,507,279)	(1,293,323)	—
Changes From Unit Transactions:
• Contract purchases	31,721	243,977	4,557,477	1,879,198	353,789	—
• Contract withdrawals	(9,230)	(107,579)	(2,261,511)	(1,595,742)	(1,066,823)	—
• Contract transfers	444,874	1,095,234	(3,243,873)	2,254,025	(6,500,127)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	467,365	1,231,632	(947,907)	2,537,481	(7,213,161)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	457,337	1,182,871	(1,520,897)	(2,969,798)	(8,506,484)	—
NET ASSETS AT DECEMBER 31, 2015	510,876	1,258,082	53,688,211	33,784,272	17,136,975	—
Changes From Operations:
• Net investment income (loss)	5,131	(640)	1,808,287	382,984	1,237,730	756
• Net realized gain (loss) on investments	18,486	60,794	(209,958)	(43,394)	(1,098,358)	104
• Net change in unrealized appreciation or depreciation on investments	47,540	124,374	268,129	4,391,401	1,930,036	9,786
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,157	184,528	1,866,458	4,730,991	2,069,408	10,646
Changes From Unit Transactions:
• Contract purchases	177,362	124,154	2,855,822	1,797,154	210,944	—
• Contract withdrawals	(36,568)	(43,766)	(1,919,316)	(904,900)	(587,631)	(2,210)
• Contract transfers	(164,330)	619,959	(2,276,002)	(576,440)	(7,928,578)	249,342
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(23,536)	700,347	(1,339,496)	315,814	(8,305,265)	247,132
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,621	884,875	526,962	5,046,805	(6,235,857)	257,778
NET ASSETS AT DECEMBER 31, 2016	$558,497	$2,142,957	$54,215,173	$38,831,077	$10,901,118	$257,778

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,661,481	$27,108,303	$46,556,668	$15,284,258	$7,753,332	$57,382,000	$1,201,307
Changes From Operations:
• Net investment income (loss)	110,310	336,212	305,937	54,069	46,262	1,010,086	35,550
• Net realized gain (loss) on investments	(14,968)	1,748,586	5,695,546	2,098,989	987,067	2,578,089	(8,522)
• Net change in unrealized appreciation or depreciation on investments	(37,916)	(1,420,399)	(9,054,690)	(1,018,637)	(592,401)	(4,018,734)	(102,120)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,426	664,399	(3,053,207)	1,134,421	440,928	(430,559)	(75,092)
Changes From Unit Transactions:
• Contract purchases	953,464	974,911	1,606,666	490,260	832,013	3,131,612	183,771
• Contract withdrawals	(226,260)	(1,643,783)	(1,436,363)	(550,926)	(1,897,270)	(2,917,088)	(167,827)
• Contract transfers	(1,948,872)	288,689	625,929	1,598,955	4,806,601	6,556,924	(54,140)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,221,668)	(380,183)	796,232	1,538,289	3,741,344	6,771,448	(38,196)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,164,242)	284,216	(2,256,975)	2,672,710	4,182,272	6,340,889	(113,288)
NET ASSETS AT DECEMBER 31, 2015	5,497,239	27,392,519	44,299,693	17,956,968	11,935,604	63,722,889	1,088,019
Changes From Operations:
• Net investment income (loss)	112,977	350,281	444,466	38,094	72,762	1,303,481	23,056
• Net realized gain (loss) on investments	2,664	2,418,749	4,355,896	2,370,197	2,967,996	8,826,982	(12,138)
• Net change in unrealized appreciation or depreciation on investments	13,529	(1,321,894)	8,940,051	(907,748)	(3,654,953)	(832,920)	42,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,170	1,447,136	13,740,413	1,500,543	(614,195)	9,297,543	53,697
Changes From Unit Transactions:
• Contract purchases	399,153	1,113,977	1,349,033	437,485	932,955	1,135,160	178,762
• Contract withdrawals	(372,280)	(768,863)	(1,162,452)	(810,529)	(636,937)	(1,315,798)	(102,879)
• Contract transfers	2,054,027	1,789,153	(4,469,494)	2,447,744	(309,458)	1,031,686	891
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,080,900	2,134,267	(4,282,913)	2,074,700	(13,440)	851,048	76,774
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,210,070	3,581,403	9,457,500	3,575,243	(627,635)	10,148,591	130,471
NET ASSETS AT DECEMBER 31, 2016	$7,707,309	$30,973,922	$53,757,193	$21,532,211	$11,307,969	$73,871,480	$1,218,490

See accompanying notes.

	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount	Fidelity VIP Asset Manager Portfolio Service Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity-Income Portfolio Service Class Subaccount	Fidelity VIP Freedom 2020 Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$184,471,173	$124,473,257	$2,566,757	$57,238,090	$5,892,867	$3,926,019
Changes From Operations:
• Net investment income (loss)	2,782,001	1,027,302	19,085	441,527	39,191	142,195
• Net realized gain (loss) on investments	13,853,977	10,976,121	173,275	7,753,325	430,577	46,956
• Net change in unrealized appreciation or depreciation on investments	(15,111,866)	(16,434,815)	(170,547)	(7,749,379)	(481,577)	(316,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,524,112	(4,431,392)	21,813	445,473	(11,809)	(126,865)
Changes From Unit Transactions:
• Contract purchases	102,359	65,822	9,164	1,530,974	1	538,750
• Contract withdrawals	(12,362,952)	(8,613,699)	(356,984)	(4,062,146)	(90,471)	(274,780)
• Contract transfers	(14,819,502)	(8,046,534)	(796,408)	(6,404,393)	(4,515,118)	3,835,801
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,080,095)	(16,594,411)	(1,144,228)	(8,935,565)	(4,605,588)	4,099,771
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,555,983)	(21,025,803)	(1,122,415)	(8,490,092)	(4,617,397)	3,972,906
NET ASSETS AT DECEMBER 31, 2015	158,915,190	103,447,454	1,444,342	48,747,998	1,275,470	7,898,925
Changes From Operations:
• Net investment income (loss)	2,942,635	1,020,974	16,775	205,323	29,512	152,615
• Net realized gain (loss) on investments	14,266,063	8,095,412	44,914	5,026,936	69,236	79,902
• Net change in unrealized appreciation or depreciation on investments	(379,194)	11,776,209	(30,930)	(2,315,811)	119,471	307,665
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,829,504	20,892,595	30,759	2,916,448	218,219	540,182
Changes From Unit Transactions:
• Contract purchases	42,392	32,247	60	1,218,724	—	1,004,530
• Contract withdrawals	(8,892,374)	(6,212,286)	(62,819)	(3,613,105)	(68,527)	(283,432)
• Contract transfers	(5,377,438)	(4,927,342)	(52,612)	(17,101,229)	89,922	1,488,518
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,227,420)	(11,107,381)	(115,371)	(19,495,610)	21,395	2,209,616
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,602,084	9,785,214	(84,612)	(16,579,162)	239,614	2,749,798
NET ASSETS AT DECEMBER 31, 2016	$161,517,274	$113,232,668	$1,359,730	$32,168,836	$1,515,084	$10,648,723

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Fidelity VIP Freedom 2030 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2040 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2050 Portfolio Service Class Subaccount	Fidelity VIP Freedom Income Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP Investment Grade Bond Portfolio Service Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,667,321	$1,190,557	$1,247,213	$846,395	$11,793,778	$577,857	$34,977,206
Changes From Operations:
• Net investment income (loss)	109,682	54,241	21,836	36,912	(993)	133,562	140,636
• Net realized gain (loss) on investments	42,402	25,009	21,973	10,602	1,862,013	(48,505)	4,982,616
• Net change in unrealized appreciation or depreciation on investments	(316,224)	(143,404)	(51,833)	(77,908)	(1,176,983)	(143,057)	(5,435,436)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(164,140)	(64,154)	(8,024)	(30,394)	684,037	(58,000)	(312,184)
Changes From Unit Transactions:
• Contract purchases	786,084	288,103	137,066	7,037	275,212	—	915,090
• Contract withdrawals	(220,532)	(84,086)	(43,646)	(46,863)	(912,492)	(31,201)	(3,653,027)
• Contract transfers	2,553,460	2,198,345	46,725	1,424,563	(3,860,307)	3,809,920	6,458,008
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,119,012	2,402,362	140,145	1,384,737	(4,497,587)	3,778,719	3,720,071
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,954,872	2,338,208	132,121	1,354,343	(3,813,550)	3,720,719	3,407,887
NET ASSETS AT DECEMBER 31, 2015	6,622,193	3,528,765	1,379,334	2,200,738	7,980,228	4,298,576	38,385,093
Changes From Operations:
• Net investment income (loss)	117,044	41,278	20,170	36,011	(9,261)	140,131	127,099
• Net realized gain (loss) on investments	200,488	34,577	(10,642)	(177)	1,005,423	(619)	1,368,294
• Net change in unrealized appreciation or depreciation on investments	324,663	176,660	74,316	53,430	(987,475)	32,296	2,449,153
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	642,195	252,515	83,844	89,264	8,687	171,808	3,944,546
Changes From Unit Transactions:
• Contract purchases	930,572	630,631	194,861	22,043	182,527	63,002	603,655
• Contract withdrawals	(327,701)	(145,364)	(155,315)	(38,726)	(467,406)	(202,373)	(865,339)
• Contract transfers	1,024,775	(530,819)	49,664	296,710	(1,086,542)	1,639,494	(9,492,502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,627,646	(45,552)	89,210	280,027	(1,371,421)	1,500,123	(9,754,186)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,269,841	206,963	173,054	369,291	(1,362,734)	1,671,931	(5,809,640)
NET ASSETS AT DECEMBER 31, 2016	$8,892,034	$3,735,728	$1,552,388	$2,570,029	$6,617,494	$5,970,507	$32,575,453
See accompanying notes.

	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Rising Dividends VIP Fund Class 1 Subaccount	Franklin Small Cap Value VIP Fund Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,754,830	$13,508,747	$5,279,701	$319,384	$67,898	$3,679,966
Changes From Operations:
• Net investment income (loss)	62,832	636,716	149,754	8,705	394	(1,326)
• Net realized gain (loss) on investments	284,150	(12,395)	564,897	51,667	6,045	480,664
• Net change in unrealized appreciation or depreciation on investments	(93,727)	(1,563,960)	(891,440)	(82,358)	(55,246)	(526,973)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	253,255	(939,639)	(176,789)	(21,986)	(48,807)	(47,635)
Changes From Unit Transactions:
• Contract purchases	393,781	253,252	315,040	107,480	66,597	196,821
• Contract withdrawals	(690,575)	(1,298,438)	(418,273)	(17,244)	(91,270)	(302,989)
• Contract transfers	(612,659)	427,638	(1,355,599)	273,720	727,138	(2,232,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(909,453)	(617,548)	(1,458,832)	363,956	702,465	(2,339,079)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(656,198)	(1,557,187)	(1,635,621)	341,970	653,658	(2,386,714)
NET ASSETS AT DECEMBER 31, 2015	5,098,632	11,951,560	3,644,080	661,354	721,556	1,293,252
Changes From Operations:
• Net investment income (loss)	63,618	661,418	61,701	10,673	6,002	(479)
• Net realized gain (loss) on investments	(16,171)	(27,620)	324,362	68,335	111,075	59,001
• Net change in unrealized appreciation or depreciation on investments	(319,053)	1,111,528	98,929	37,124	186,442	(7,208)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(271,606)	1,745,326	484,992	116,132	303,519	51,314
Changes From Unit Transactions:
• Contract purchases	326,323	1,266,002	209,115	54,176	30,055	61,973
• Contract withdrawals	(447,601)	(388,424)	(160,316)	(20,732)	(26,438)	(79,582)
• Contract transfers	(55,465)	35,503	(1,329,129)	69,138	811,142	(40,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(176,743)	913,081	(1,280,330)	102,582	814,759	(57,657)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(448,349)	2,658,407	(795,338)	218,714	1,118,278	(6,343)
NET ASSETS AT DECEMBER 31, 2016	$4,650,283	$14,609,967	$2,848,742	$880,068	$1,839,834	$1,286,909

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Franklin Small-Mid Cap Growth VIP Fund Class 2 Subaccount	Franklin U.S. Government Securities VIP Fund Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund Service Shares Subaccount	Goldman Sachs VIT Mid Cap Value Fund Service Shares Subaccount	Invesco V.I. Growth and Income Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$459,323	$4,256,356	$33,407,925	$4,624,256	$774,844	$2,886,410	$4,061,176
Changes From Operations:
• Net investment income (loss)	(947)	131,082	(41,775)	6,430	30,946	39,214	53,288
• Net realized gain (loss) on investments	105,444	(33,580)	1,346,189	418,400	155,156	115,459	162,922
• Net change in unrealized appreciation or depreciation on investments	(117,480)	(68,247)	(4,738,146)	(985,959)	(221,535)	(142,059)	(210,045)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,983)	29,255	(3,433,732)	(561,129)	(35,433)	12,614	6,165
Changes From Unit Transactions:
• Contract purchases	—	421,112	—	353,372	123,275	35	1,440
• Contract withdrawals	(59,497)	(261,908)	(128,576)	(224,971)	(30,167)	(183,070)	(44,827)
• Contract transfers	5,329	854,876	32,055,882	1,316,265	253,085	49,949	162,378
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(54,168)	1,014,080	31,927,306	1,444,666	346,193	(133,086)	118,991
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,151)	1,043,335	28,493,574	883,537	310,760	(120,472)	125,156
NET ASSETS AT DECEMBER 31, 2015	392,172	5,299,691	61,901,499	5,507,793	1,085,604	2,765,938	4,186,332
Changes From Operations:
• Net investment income (loss)	(358)	171,708	56,837	64,377	15,867	47,829	70,130
• Net realized gain (loss) on investments	(37,903)	(51,867)	(24,160)	(113,996)	119,870	53,631	76,898
• Net change in unrealized appreciation or depreciation on investments	27,357	(75,410)	2,516,269	771,096	127,324	(10,481)	8,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,904)	44,431	2,548,946	721,477	263,061	90,979	155,411
Changes From Unit Transactions:
• Contract purchases	107	370,866	2,238	555,650	111,617	403	1,440
• Contract withdrawals	(3,445)	(191,975)	(168,388)	(127,131)	(28,958)	(212,680)	(46,052)
• Contract transfers	(203,813)	409,622	1,599	(318,244)	220,460	366,825	(114,552)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(207,151)	588,513	(164,551)	110,275	303,119	154,548	(159,164)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(218,055)	632,944	2,384,395	831,752	566,180	245,527	(3,753)
NET ASSETS AT DECEMBER 31, 2016	$174,117	$5,932,635	$64,285,894	$6,339,545	$1,651,784	$3,011,465	$4,182,579

See accompanying notes.

	Janus Aspen Enterprise Portfolio Institutional Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Flexible Bond Portfolio Institutional Shares Subaccount	Janus Aspen Flexible Bond Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,291,845	$4,279,714	$68,259,750	$14,396,261	$590,701	$512,965
Changes From Operations:
• Net investment income (loss)	23,822	8,491	32,318	79,478	2,184	1,670
• Net realized gain (loss) on investments	722,223	483,767	(2,047,127)	(161,424)	37,033	6,335
• Net change in unrealized appreciation or depreciation on investments	(535,903)	(319,370)	2,877,010	225,396	(50,738)	(20,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,142	172,888	862,201	143,450	(11,521)	(12,265)
Changes From Unit Transactions:
• Contract purchases	546	2,521	—	96,034	—	—
• Contract withdrawals	(187,340)	(50,491)	(511,742)	(900,928)	(25,554)	(4,085)
• Contract transfers	(43,226)	(2,973,913)	(66,317,055)	(11,040,283)	(100,596)	(15,526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(230,020)	(3,021,883)	(66,828,797)	(11,845,177)	(126,150)	(19,611)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,878)	(2,848,995)	(65,966,596)	(11,701,727)	(137,671)	(31,876)
NET ASSETS AT DECEMBER 31, 2015	5,271,967	1,430,719	2,293,154	2,694,534	453,030	481,089
Changes From Operations:
• Net investment income (loss)	(2,876)	(9,584)	55,251	100,819	3,620	2,224
• Net realized gain (loss) on investments	524,503	591,826	(25,688)	13,280	22,983	36,894
• Net change in unrealized appreciation or depreciation on investments	101,723	283,716	21,043	(13,313)	(21,725)	(35,746)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	623,350	865,958	50,606	100,786	4,878	3,372
Changes From Unit Transactions:
• Contract purchases	—	13,151	—	36,378	—	—
• Contract withdrawals	(293,231)	(83,840)	(36,583)	(184,481)	(70,171)	(2,931)
• Contract transfers	149,479	5,555,311	(255,966)	1,055,014	23,816	(164,711)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(143,752)	5,484,622	(292,549)	906,911	(46,355)	(167,642)
TOTAL INCREASE (DECREASE) IN NET ASSETS	479,598	6,350,580	(241,943)	1,007,697	(41,477)	(164,270)
NET ASSETS AT DECEMBER 31, 2016	$5,751,565	$7,781,299	$2,051,211	$3,702,231	$411,553	$316,819

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Janus Aspen Global Technology Portfolio Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio Class 1 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1 Subaccount	LVIP AQR Enhanced Global Strategies Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$231,403	$214,116	$—	$17,427	$301,877	$45,432,335	$2,913,965
Changes From Operations:
• Net investment income (loss)	(456)	7,232	—	375	(357)	(24,344)	41,145
• Net realized gain (loss) on investments	35,213	(2,107)	—	(352)	73,171	5,164,186	104,809
• Net change in unrealized appreciation or depreciation on investments	(25,031)	(1,785)	—	30	(88,946)	(7,448,598)	(286,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,726	3,340	—	53	(16,132)	(2,308,756)	(140,522)
Changes From Unit Transactions:
• Contract purchases	—	1,688	—	151	7,047	1,584,928	105,574
• Contract withdrawals	(2,487)	(9,893)	—	(433)	(86,528)	(1,765,767)	(128,511)
• Contract transfers	(10,484)	337,619	—	6,764	130,315	(252,788)	(247,238)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,971)	329,414	—	6,482	50,834	(433,627)	(270,175)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,245)	332,754	—	6,535	34,702	(2,742,383)	(410,697)
NET ASSETS AT DECEMBER 31, 2015	228,158	546,870	—	23,962	336,579	42,689,952	2,503,268
Changes From Operations:
• Net investment income (loss)	(220)	21,794	—	218	2,082	174,330	32,624
• Net realized gain (loss) on investments	14,124	1,796	—	(259)	20,938	3,145,805	31,793
• Net change in unrealized appreciation or depreciation on investments	8,376	(16,974)	(4,205)	391	(5,197)	(1,254,745)	131,974
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,280	6,616	(4,205)	350	17,823	2,065,390	196,391
Changes From Unit Transactions:
• Contract purchases	152	601,896	—	—	8,068	1,358,304	29,570
• Contract withdrawals	(2,245)	(56,306)	(348)	(461)	(50,740)	(1,058,418)	(122,488)
• Contract transfers	(46,630)	(87,950)	242,077	(23,851)	(5,196)	(8,423,322)	(621,595)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(48,723)	457,640	241,729	(24,312)	(47,868)	(8,123,436)	(714,513)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,443)	464,256	237,524	(23,962)	(30,045)	(6,058,046)	(518,122)
NET ASSETS AT DECEMBER 31, 2016	$201,715	$1,011,126	$237,524	$—	$306,534	$36,631,906	$1,985,146

See accompanying notes.

	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,980	$9,405,837	$59,556	$2,390,596	$1,258,075	$7,790,900
Changes From Operations:
• Net investment income (loss)	1,160	118,131	2,397	(3,142)	(86)	219,617
• Net realized gain (loss) on investments	(8,784)	(72,983)	(1,096)	217,433	73,399	576,005
• Net change in unrealized appreciation or depreciation on investments	(8,062)	(331,588)	(3,976)	(189,698)	(103,036)	(973,051)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,686)	(286,440)	(2,675)	24,593	(29,723)	(177,429)
Changes From Unit Transactions:
• Contract purchases	14,985	912,749	4,178	48,747	78,226	478,919
• Contract withdrawals	(2,881)	(339,557)	(699)	(235,961)	(86,225)	(306,771)
• Contract transfers	45,117	(14,216)	(1,681)	(268,016)	(206,456)	(2,709,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,221	558,976	1,798	(455,230)	(214,455)	(2,537,167)
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,535	272,536	(877)	(430,637)	(244,178)	(2,714,596)
NET ASSETS AT DECEMBER 31, 2015	49,515	9,678,373	58,679	1,959,959	1,013,897	5,076,304
Changes From Operations:
• Net investment income (loss)	2,779	134,793	27,162	5,724	(61)	178,200
• Net realized gain (loss) on investments	(7,230)	(67,818)	(60)	82,167	18,768	144,420
• Net change in unrealized appreciation or depreciation on investments	9,213	293,861	(20,678)	(129,071)	(11,073)	(252,631)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,762	360,836	6,424	(41,180)	7,634	69,989
Changes From Unit Transactions:
• Contract purchases	6,286	605,621	26,935	38,399	81,094	249,760
• Contract withdrawals	(1,236)	(342,643)	(5,696)	(102,652)	(65,563)	(480,622)
• Contract transfers	(59,327)	190,132	854,915	(289,910)	(158,922)	(789,797)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(54,277)	453,110	876,154	(354,163)	(143,391)	(1,020,659)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,515)	813,946	882,578	(395,343)	(135,757)	(950,670)
NET ASSETS AT DECEMBER 31, 2016	$—	$10,492,319	$941,257	$1,564,616	$878,140	$4,125,634

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$162,340,862	$1,089,729	$817,050	$3,440,143	$24,431,055	$1,385,211
Changes From Operations:
• Net investment income (loss)	154	3,800,816	10,024	11,610	34,316	184,792	9,850
• Net realized gain (loss) on investments	(9)	490,227	(4,990)	66,720	443,957	2,204,511	(22,846)
• Net change in unrealized appreciation or depreciation on investments	(1,435)	(3,816,310)	(7,670)	(87,601)	(552,454)	(2,388,971)	(39,898)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,290)	474,733	(2,636)	(9,271)	(74,181)	332	(52,894)
Changes From Unit Transactions:
• Contract purchases	1,235	3,381,397	166,404	3,721	94,301	1,355,840	5,550
• Contract withdrawals	(235)	(9,488,165)	(234,839)	(8,050)	(1,298,519)	(981,676)	(14,541)
• Contract transfers	18,860	2,661,149	(381,823)	(68,805)	294,304	(10,376,304)	(420,527)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,860	(3,445,619)	(450,258)	(73,134)	(909,914)	(10,002,140)	(429,518)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,570	(2,970,886)	(452,894)	(82,405)	(984,095)	(10,001,808)	(482,412)
NET ASSETS AT DECEMBER 31, 2015	18,570	159,369,976	636,835	734,645	2,456,048	14,429,247	902,799
Changes From Operations:
• Net investment income (loss)	120	4,787,762	(161)	13,531	33,102	305,731	20,758
• Net realized gain (loss) on investments	(194)	2,125,741	(1,938)	82,506	204,196	2,362,406	(6,147)
• Net change in unrealized appreciation or depreciation on investments	970	(2,707,446)	19,847	(50,353)	(99,583)	536,000	9,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	896	4,206,057	17,748	45,684	137,715	3,204,137	24,360
Changes From Unit Transactions:
• Contract purchases	3,325	2,686,304	88,610	1,952	38,692	1,454,347	726
• Contract withdrawals	(426)	(5,723,230)	(40,740)	(7,849)	(102,906)	(470,514)	(10,488)
• Contract transfers	(11,487)	13,793,220	160,576	91,067	(179,474)	505,762	(91,023)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,588)	10,756,294	208,446	85,170	(243,688)	1,489,595	(100,785)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,692)	14,962,351	226,194	130,854	(105,973)	4,693,732	(76,425)
NET ASSETS AT DECEMBER 31, 2016	$10,878	$174,332,327	$863,029	$865,499	$2,350,075	$19,122,979	$826,374

See accompanying notes.

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$10,053,173	$5,124,644	$1,798,296	$2,806,075	$42,782	$7,281,253
Changes From Operations:
• Net investment income (loss)	198,237	3,149	15,482	39,094	548	121,859
• Net realized gain (loss) on investments	1,674,116	757,709	6,963	20,135	(432)	291,222
• Net change in unrealized appreciation or depreciation on investments	(2,122,037)	(726,920)	(16,563)	(293,426)	(1,123)	(538,593)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(249,684)	33,938	5,882	(234,197)	(1,007)	(125,512)
Changes From Unit Transactions:
• Contract purchases	88,921	35,625	342,842	90,729	788	325,042
• Contract withdrawals	(217,570)	(26,769)	(826,709)	(41,212)	(327)	(1,683,796)
• Contract transfers	1,797,405	(4,876,130)	(353,867)	(30,431)	(10,656)	(381,698)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,668,756	(4,867,274)	(837,734)	19,086	(10,195)	(1,740,452)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,072	(4,833,336)	(831,852)	(215,111)	(11,202)	(1,865,964)
NET ASSETS AT DECEMBER 31, 2015	11,472,245	291,308	966,444	2,590,964	31,580	5,415,289
Changes From Operations:
• Net investment income (loss)	193,087	19,142	19,573	36,393	459	130,373
• Net realized gain (loss) on investments	3,789,461	35,660	1,588	(55,603)	(639)	70,264
• Net change in unrealized appreciation or depreciation on investments	(2,411,244)	4,821	(1,695)	65,675	708	28,692
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,571,304	59,623	19,466	46,465	528	229,329
Changes From Unit Transactions:
• Contract purchases	248,859	103,971	249,074	71,425	5,250	379,540
• Contract withdrawals	(277,255)	(13,682)	(29,905)	(34,870)	(527)	(239,940)
• Contract transfers	(1,286,379)	1,172,811	(112,835)	(342,956)	6,753	91,235
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,314,775)	1,263,100	106,334	(306,401)	11,476	230,835
TOTAL INCREASE (DECREASE) IN NET ASSETS	256,529	1,322,723	125,800	(259,936)	12,004	460,164
NET ASSETS AT DECEMBER 31, 2016	$11,728,774	$1,614,031	$1,092,244	$2,331,028	$43,584	$5,875,453

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund Standard Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,182,556	$5,239,970	$13,108,240	$—	$114,809,994	$14,151,906	$580,723
Changes From Operations:
• Net investment income (loss)	75,985	176,627	210,361	—	(21,371)	788,095	4,327
• Net realized gain (loss) on investments	189,194	25,491	401,726	—	—	(64,247)	46,897
• Net change in unrealized appreciation or depreciation on investments	(419,218)	(315,037)	(970,929)	—	—	(1,399,568)	(93,755)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(154,039)	(112,919)	(358,842)	—	(21,371)	(675,720)	(42,531)
Changes From Unit Transactions:
• Contract purchases	349,100	109,515	370,003	—	76,721,175	1,206,185	43,135
• Contract withdrawals	(574,321)	(264,096)	(1,335,770)	—	(12,473,201)	(597,668)	(12,423)
• Contract transfers	(1,048,047)	375,138	(763,811)	—	(59,844,394)	445,196	(24,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,273,268)	220,557	(1,729,578)	—	4,403,580	1,053,713	5,790
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,427,307)	107,638	(2,088,420)	—	4,382,209	377,993	(36,741)
NET ASSETS AT DECEMBER 31, 2015	3,755,249	5,347,608	11,019,820	—	119,192,203	14,529,899	543,982
Changes From Operations:
• Net investment income (loss)	59,469	(426)	46,142	842	2,483	1,167,381	3,827
• Net realized gain (loss) on investments	39,825	(7,472)	1,058,379	4	—	(265,144)	6,442
• Net change in unrealized appreciation or depreciation on investments	41,666	22,409	(706,542)	225	—	1,223,360	37,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	140,960	14,511	397,979	1,071	2,483	2,125,597	47,299
Changes From Unit Transactions:
• Contract purchases	209,043	119,542	320,478	3,334	64,053,876	1,075,891	47,043
• Contract withdrawals	(127,664)	(129,584)	(250,789)	(465)	(13,324,137)	(1,032,100)	(12,926)
• Contract transfers	(873,228)	887,161	(8,517,314)	22,499	(25,502,927)	4,999,549	(91,034)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(791,849)	877,119	(8,447,625)	25,368	25,226,812	5,043,340	(56,917)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(650,889)	891,630	(8,049,646)	26,439	25,229,295	7,168,937	(9,618)
NET ASSETS AT DECEMBER 31, 2016	$3,104,360	$6,239,238	$2,970,174	$26,439	$144,421,498	$21,698,836	$534,364

See accompanying notes.

	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,545,302	$30,930,499	$21,844,985	$12,460,643	$1,562,760	$4,332,304
Changes From Operations:
• Net investment income (loss)	143,182	685,052	432,050	224,035	37,422	64,127
• Net realized gain (loss) on investments	560,935	1,498,155	1,525,658	941,615	(4,953)	301,586
• Net change in unrealized appreciation or depreciation on investments	(811,481)	(2,988,665)	(2,596,951)	(1,592,705)	(137,300)	(342,786)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(107,364)	(805,458)	(639,243)	(427,055)	(104,831)	22,927
Changes From Unit Transactions:
• Contract purchases	948,586	3,852,777	733,798	347,015	417,832	256,583
• Contract withdrawals	(186,607)	(586,769)	(333,714)	(170,202)	(53,759)	(261,582)
• Contract transfers	(1,144,914)	1,645,431	1,570,256	(777,061)	407,212	895,081
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(382,935)	4,911,439	1,970,340	(600,248)	771,285	890,082
TOTAL INCREASE (DECREASE) IN NET ASSETS	(490,299)	4,105,981	1,331,097	(1,027,303)	666,454	913,009
NET ASSETS AT DECEMBER 31, 2015	7,055,003	35,036,480	23,176,082	11,433,340	2,229,214	5,245,313
Changes From Operations:
• Net investment income (loss)	237,289	691,170	543,183	237,117	47,427	97,118
• Net realized gain (loss) on investments	534,416	461,756	322,319	155,967	(8,965)	18,758
• Net change in unrealized appreciation or depreciation on investments	(98,388)	184,148	79,121	67,910	71,427	23,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	673,317	1,337,074	944,623	460,994	109,889	139,335
Changes From Unit Transactions:
• Contract purchases	992,129	921,288	653,942	420,552	155,302	702,864
• Contract withdrawals	(331,399)	(462,255)	(435,292)	(212,813)	(59,487)	(267,967)
• Contract transfers	2,531,648	(4,610,350)	2,305,176	231,233	(6,470)	1,204,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,192,378	(4,151,317)	2,523,826	438,972	89,345	1,639,312
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,865,695	(2,814,243)	3,468,449	899,966	199,234	1,778,647
NET ASSETS AT DECEMBER 31, 2016	$10,920,698	$32,222,237	$26,644,531	$12,333,306	$2,428,448	$7,023,960

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$37,694,743	$25,334,802	$6,918	$1,148,540	$22,378,223	$737,743	$111,382
Changes From Operations:
• Net investment income (loss)	982,694	814,531	106	2,926	492,945	16,969	8,823
• Net realized gain (loss) on investments	2,517,229	239,862	5	858	197,796	2,403	91
• Net change in unrealized appreciation or depreciation on investments	(3,391,730)	(2,127,114)	(544)	11,681	(640,758)	(30,629)	(22,351)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	108,193	(1,072,721)	(433)	15,465	49,983	(11,257)	(13,437)
Changes From Unit Transactions:
• Contract purchases	1,840,656	766,944	1,673	90,381	1,616,618	118,718	1,994
• Contract withdrawals	(1,050,991)	(832,058)	(186)	(14,184)	(885,427)	(40,225)	(4,432)
• Contract transfers	7,240,482	1,772,265	(1,004)	(1,133,494)	(4,121,821)	16,584	249,811
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,030,147	1,707,151	483	(1,057,297)	(3,390,630)	95,077	247,373
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,138,340	634,430	50	(1,041,832)	(3,340,647)	83,820	233,936
NET ASSETS AT DECEMBER 31, 2015	45,833,083	25,969,232	6,968	106,708	19,037,576	821,563	345,318
Changes From Operations:
• Net investment income (loss)	1,196,397	743,983	59	8,424	586,274	21,205	9,402
• Net realized gain (loss) on investments	3,461,220	500,488	(637)	736	82,868	7,479	(197)
• Net change in unrealized appreciation or depreciation on investments	2,227,936	(177,527)	626	(4,737)	(399,617)	9,607	17,702
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,885,553	1,066,944	48	4,423	269,525	38,291	26,907
Changes From Unit Transactions:
• Contract purchases	1,724,675	880,948	1,673	21,541	1,985,728	56,543	3,779
• Contract withdrawals	(1,347,704)	(827,627)	(185)	(4,937)	(1,563,519)	(50,930)	(8,359)
• Contract transfers	10,656,265	(1,754,884)	(4,608)	410,945	6,679,812	108,118	69,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,033,236	(1,701,563)	(3,120)	427,549	7,102,021	113,731	64,879
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,918,789	(634,619)	(3,072)	431,972	7,371,546	152,022	91,786
NET ASSETS AT DECEMBER 31, 2016	$63,751,872	$25,334,613	$3,896	$538,680	$26,409,122	$973,585	$437,104
See accompanying notes.

	LVIP SSGA Developed International 150 Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$334,905	$1,852,267	$2,149,716	$12,435,526	$—	$925,712
Changes From Operations:
• Net investment income (loss)	29,682	75,919	57,191	311,822	—	36,714
• Net realized gain (loss) on investments	56,143	(80,747)	39,950	27,143	—	177,034
• Net change in unrealized appreciation or depreciation on investments	(182,106)	(317,297)	(233,324)	(656,169)	—	(273,161)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(96,281)	(322,125)	(136,183)	(317,204)	—	(59,413)
Changes From Unit Transactions:
• Contract purchases	61,854	222,021	193,100	382,451	—	128,742
• Contract withdrawals	(59,795)	(107,314)	(159,767)	(1,345,081)	—	(30,652)
• Contract transfers	686,356	(218,416)	(234,549)	495,293	—	350,369
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	688,415	(103,709)	(201,216)	(467,337)	—	448,459
TOTAL INCREASE (DECREASE) IN NET ASSETS	592,134	(425,834)	(337,399)	(784,541)	—	389,046
NET ASSETS AT DECEMBER 31, 2015	927,039	1,426,433	1,812,317	11,650,985	—	1,314,758
Changes From Operations:
• Net investment income (loss)	41,009	43,739	24,074	454,403	628	30,847
• Net realized gain (loss) on investments	(12,452)	(119,254)	(2,829)	(251,741)	(913)	7,537
• Net change in unrealized appreciation or depreciation on investments	68,022	292,862	61,546	26,228	(160)	167,704
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,579	217,347	82,791	228,890	(445)	206,088
Changes From Unit Transactions:
• Contract purchases	38,642	209,715	140,888	915,918	34	178,462
• Contract withdrawals	(30,633)	(208,234)	(87,161)	(288,486)	(19)	(105,698)
• Contract transfers	136,542	(65,135)	(692,824)	2,297,034	12,003	(188,917)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	144,551	(63,654)	(639,097)	2,924,466	12,018	(116,153)
TOTAL INCREASE (DECREASE) IN NET ASSETS	241,130	153,693	(556,306)	3,153,356	11,573	89,935
NET ASSETS AT DECEMBER 31, 2016	$1,168,169	$1,580,126	$1,256,011	$14,804,341	$11,573	$1,404,693

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Mid-Cap Index Fund Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund Standard Class Subaccount	LVIP LVIP SSGA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class Subaccount	SSGA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$787,468	$154,680	$372,059	$115,443	$133,486,366	$22,246,457
Changes From Operations:
• Net investment income (loss)	196,101	10,004	6,629	10,642	27,388	3,934,166	286,954
• Net realized gain (loss) on investments	129,211	21,968	1,945	1,901	1,510	11,871,829	1,884,984
• Net change in unrealized appreciation or depreciation on investments	(1,606,580)	(39,761)	(16,957)	(19,469)	(29,429)	(15,083,139)	(3,326,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,281,268)	(7,789)	(8,383)	(6,926)	(531)	722,856	(1,154,188)
Changes From Unit Transactions:
• Contract purchases	66,972	9,128	10,402	14,196	651,937	10,862,018	1,411,705
• Contract withdrawals	(459,928)	(16,648)	(10,818)	(18,069)	(48,316)	(5,859,372)	(1,208,638)
• Contract transfers	23,822,519	(336,760)	79,521	197,070	130,254	82,567,315	9,139,023
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,429,563	(344,280)	79,105	193,197	733,875	87,569,961	9,342,090
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,148,295	(352,069)	70,722	186,271	733,344	88,292,817	8,187,902
NET ASSETS AT DECEMBER 31, 2015	22,148,295	435,399	225,402	558,330	848,787	221,779,183	30,434,359
Changes From Operations:
• Net investment income (loss)	357,501	150,736	6,214	14,515	29,670	4,951,481	475,009
• Net realized gain (loss) on investments	(912,590)	32,043	3,843	8,824	20,525	9,914,112	1,002,647
• Net change in unrealized appreciation or depreciation on investments	4,907,912	(144,582)	11,827	19,134	37,115	12,387,078	5,173,489
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,352,823	38,197	21,884	42,473	87,310	27,252,671	6,651,145
Changes From Unit Transactions:
• Contract purchases	48,736	104,208	94,240	24,941	450,694	8,435,501	1,822,543
• Contract withdrawals	(362,970)	(52,652)	(22,091)	(21,699)	(64,231)	(7,070,470)	(682,507)
• Contract transfers	1,088,143	6,975,243	(46,074)	92,830	(34,193)	23,896,765	1,765,082
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	773,909	7,026,799	26,075	96,072	352,270	25,261,796	2,905,118
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,126,732	7,064,996	47,959	138,545	439,580	52,514,467	9,556,263
NET ASSETS AT DECEMBER 31, 2016	$27,275,027	$7,500,395	$273,361	$696,875	$1,288,367	$274,293,650	$39,990,622

See accompanying notes.

	LVIP SSGA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,267,434	$28,865,571	$19,787,595	$—	$5,858,755	$4,233,316
Changes From Operations:
• Net investment income (loss)	93,548	(4,083)	21,778	(19)	125,904	108,748
• Net realized gain (loss) on investments	551,496	2,473,998	1,714,281	(2,226)	67,411	12,169
• Net change in unrealized appreciation or depreciation on investments	(887,026)	709,700	(1,314,665)	—	(242,009)	(278,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(241,982)	3,179,615	421,394	(2,245)	(48,694)	(157,143)
Changes From Unit Transactions:
• Contract purchases	124,209	1,525,585	918,063	—	153,234	158,951
• Contract withdrawals	(155,803)	(853,457)	(464,073)	(77)	(100,548)	(94,782)
• Contract transfers	(422,427)	4,683,972	(226,372)	2,322	1,481,774	191,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(454,021)	5,356,100	227,618	2,245	1,534,460	255,403
TOTAL INCREASE (DECREASE) IN NET ASSETS	(696,003)	8,535,715	649,012	—	1,485,766	98,260
NET ASSETS AT DECEMBER 31, 2015	3,571,431	37,401,286	20,436,607	—	7,344,521	4,331,576
Changes From Operations:
• Net investment income (loss)	90,701	34,643	66,173	6,840	141,060	127,369
• Net realized gain (loss) on investments	91,349	1,864,055	1,320,045	11	93,188	(19,080)
• Net change in unrealized appreciation or depreciation on investments	851,855	(1,188,033)	236,220	555	678,644	83,140
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,033,905	710,665	1,622,438	7,406	912,892	191,429
Changes From Unit Transactions:
• Contract purchases	117,375	1,540,373	1,162,098	—	240,300	189,921
• Contract withdrawals	(192,089)	(1,528,207)	(652,098)	(2,464)	(218,640)	(116,032)
• Contract transfers	278,985	634,679	1,220,196	464,136	157,521	863,727
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	204,271	646,845	1,730,196	461,672	179,181	937,616
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,238,176	1,357,510	3,352,634	469,078	1,092,073	1,129,045
NET ASSETS AT DECEMBER 31, 2016	$4,809,607	$38,758,796	$23,789,241	$469,078	$8,436,594	$5,460,621

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS VIT Core Equity Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$308,881	$2,057,796	$1,889,857	$2,101,733	$923,370	$1,449,652	$2,217,135
Changes From Operations:
• Net investment income (loss)	(155)	12,541	(4,963)	40,180	(1,850)	14,438	20,527
• Net realized gain (loss) on investments	72,334	182,181	371,734	11,582	227,832	256,331	330,325
• Net change in unrealized appreciation or depreciation on investments	(44,068)	(203,837)	(480,489)	(146,860)	(174,695)	(286,757)	(297,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,111	(9,115)	(113,718)	(95,098)	51,287	(15,988)	53,674
Changes From Unit Transactions:
• Contract purchases	6,400	324,928	79,826	71,526	19,955	23,677	1
• Contract withdrawals	(4,558)	(94,897)	(80,635)	(31,294)	(75,045)	(24,212)	(5,303)
• Contract transfers	(125,927)	(454,643)	(68,558)	627,949	(508,587)	(29,530)	(2,265,507)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(124,085)	(224,612)	(69,367)	668,181	(563,677)	(30,065)	(2,270,809)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(95,974)	(233,727)	(183,085)	573,083	(512,390)	(46,053)	(2,217,135)
NET ASSETS AT DECEMBER 31, 2015	212,907	1,824,069	1,706,772	2,674,816	410,980	1,403,599	—
Changes From Operations:
• Net investment income (loss)	—	13,733	(4,027)	(3,359)	(870)	(2,668)	—
• Net realized gain (loss) on investments	36,704	68,272	222,189	(201,004)	(16,907)	98,467	—
• Net change in unrealized appreciation or depreciation on investments	(34,986)	323,119	188,157	196,629	11,692	76,608	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,718	405,124	406,319	(7,734)	(6,085)	172,407	—
Changes From Unit Transactions:
• Contract purchases	9,105	245,372	57,791	61,507	8,996	23,678	—
• Contract withdrawals	(4,766)	(171,094)	(32,960)	(26,287)	(23,541)	(13,358)	—
• Contract transfers	(92,702)	655,609	(1,697,608)	(2,397,579)	(318,661)	(1,514,469)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(88,363)	729,887	(1,672,777)	(2,362,359)	(333,206)	(1,504,149)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,645)	1,135,011	(1,266,458)	(2,370,093)	(339,291)	(1,331,742)	—
NET ASSETS AT DECEMBER 31, 2016	$126,262	$2,959,080	$440,314	$304,723	$71,689	$71,857	$—

See accompanying notes.

	MFS VIT Growth Series Initial Class Subaccount	MFS VIT New Discovery Series Initial Class Subaccount	MFS VIT Research Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	MFS VIT II Core Equity Portfolio Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$44,564,408	$18,014	$325,541	$37,558,070	$16,899,557	$—
Changes From Operations:
• Net investment income (loss)	64,215	—	1,527	983,413	719,232	9,078
• Net realized gain (loss) on investments	4,011,609	684	31,799	2,082,932	1,229,979	160,747
• Net change in unrealized appreciation or depreciation on investments	(633,267)	(1,203)	(31,066)	(3,238,170)	(4,540,237)	(227,525)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,442,557	(519)	2,260	(171,825)	(2,591,026)	(57,700)
Changes From Unit Transactions:
• Contract purchases	1,880,923	600	—	2,380,673	304,780	—
• Contract withdrawals	(862,837)	(610)	(46,189)	(1,213,425)	(858,392)	(68,570)
• Contract transfers	959,597	2,385	(18,626)	(116,389)	855,297	2,243,021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,977,683	2,375	(64,815)	1,050,859	301,685	2,174,451
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,420,240	1,856	(62,555)	879,034	(2,289,341)	2,116,751
NET ASSETS AT DECEMBER 31, 2015	49,984,648	19,870	262,986	38,437,104	14,610,216	2,116,751
Changes From Operations:
• Net investment income (loss)	8,491	—	519	1,232,130	648,188	11,636
• Net realized gain (loss) on investments	4,087,770	607	11,878	1,679,735	(997,082)	114,074
• Net change in unrealized appreciation or depreciation on investments	(2,802,460)	1,335	(14,977)	667,777	1,864,304	74,996
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,293,801	1,942	(2,580)	3,579,642	1,515,410	200,706
Changes From Unit Transactions:
• Contract purchases	2,153,782	602	—	4,156,242	409,505	113
• Contract withdrawals	(900,660)	(743)	(4,217)	(1,292,149)	(475,628)	(18,148)
• Contract transfers	(468,906)	1,757	(160,841)	(1,208,728)	(3,706,938)	(215,926)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	784,216	1,616	(165,058)	1,655,365	(3,773,061)	(233,961)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,078,017	3,558	(167,638)	5,235,007	(2,257,651)	(33,255)
NET ASSETS AT DECEMBER 31, 2016	$52,062,665	$23,428	$95,348	$43,672,111	$12,352,565	$2,083,496

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	MFS VIT III Mid Cap Value Portfolio Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Main Street Fund/VA Non-Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares Subaccount	PIMCO VIT Commodity- RealReturn Strategy Portfolio Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$440,322	$7,102,760	$3,707,484	$609,659	$—	$9,164,013
Changes From Operations:
• Net investment income (loss)	—	2,316	(9,079)	13,576	4,641	—	397,698
• Net realized gain (loss) on investments	—	41,823	279,947	595,765	108,506	—	(962,984)
• Net change in unrealized appreciation or depreciation on investments	—	(96,712)	121,222	(750,225)	(91,678)	3	(1,952,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(52,573)	392,090	(140,884)	21,469	3	(2,518,206)
Changes From Unit Transactions:
• Contract purchases	—	—	9,891	34,750	—	—	627,484
• Contract withdrawals	—	(57,503)	(342,889)	(459,700)	(142,440)	(13)	(216,712)
• Contract transfers	—	18,641	(3,552,417)	(1,251,900)	104,532	5,695	31,121
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(38,862)	(3,885,415)	(1,676,850)	(37,908)	5,682	441,893
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(91,435)	(3,493,325)	(1,817,734)	(16,439)	5,685	(2,076,313)
NET ASSETS AT DECEMBER 31, 2015	—	348,887	3,609,435	1,889,750	593,220	5,685	7,087,700
Changes From Operations:
• Net investment income (loss)	—	782	(5,709)	10,164	(35)	233	90,701
• Net realized gain (loss) on investments	1,187	22,262	(3,443)	65,243	40,385	1,470	(479,693)
• Net change in unrealized appreciation or depreciation on investments	—	(6,870)	122,815	227,676	(76,245)	3,705	1,508,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,187	16,174	113,663	303,083	(35,895)	5,408	1,119,787
Changes From Unit Transactions:
• Contract purchases	—	45	5,576	15,739	—	40,898	574,392
• Contract withdrawals	(49)	(1,914)	(236,707)	(62,890)	(1,040)	(3,014)	(420,275)
• Contract transfers	(1,138)	(212,176)	(218,412)	(48,869)	(556,285)	1,727	683,055
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,187)	(214,045)	(449,543)	(96,020)	(557,325)	39,611	837,172
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(197,871)	(335,880)	207,063	(593,220)	45,019	1,956,959
NET ASSETS AT DECEMBER 31, 2016	$—	$151,016	$3,273,555	$2,096,813	$—	$50,704	$9,044,659

See accompanying notes.

	PIMCO VIT Real Return Portfolio Administrative Class Subaccount	PIMCO VIT Total Return Portfolio Administrative Class Subaccount	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Foreign VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,136,844	$15,714,628	$548,970	$10,756,960	$1,902,541
Changes From Operations:
• Net investment income (loss)	—	42,406	234,405	18,592	823,969	42,876
• Net realized gain (loss) on investments	—	6,560	631,901	20,705	(329,708)	42,833
• Net change in unrealized appreciation or depreciation on investments	—	(40,462)	(2,321,507)	(80,285)	(973,494)	(176,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	8,504	(1,455,201)	(40,988)	(479,233)	(90,427)
Changes From Unit Transactions:
• Contract purchases	—	24,662	1,029,434	—	568,670	47,256
• Contract withdrawals	—	(298,470)	(414,665)	(9,962)	(2,026,039)	(309,162)
• Contract transfers	—	(127,091)	(7,533,325)	64,172	978,353	(355,177)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(400,899)	(6,918,556)	54,210	(479,016)	(617,083)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(392,395)	(8,373,757)	13,222	(958,249)	(707,510)
NET ASSETS AT DECEMBER 31, 2015	—	744,449	7,340,871	562,192	9,798,711	1,195,031
Changes From Operations:
• Net investment income (loss)	32	27,066	206,921	10,780	(8,789)	25,578
• Net realized gain (loss) on investments	—	(1,539)	1,058,373	8,753	(505,638)	69,841
• Net change in unrealized appreciation or depreciation on investments	784	(8,750)	282,737	23,739	780,116	8,626
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	816	16,777	1,548,031	43,272	265,689	104,045
Changes From Unit Transactions:
• Contract purchases	—	23,435	1,151,472	245	793,661	19,154
• Contract withdrawals	—	(51,654)	(240,170)	(12,185)	(916,331)	(260,592)
• Contract transfers	45,040	1,203,322	723,835	60,153	(61,693)	(6,186)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	45,040	1,175,103	1,635,137	48,213	(184,363)	(247,624)
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,856	1,191,880	3,183,168	91,485	81,326	(143,579)
NET ASSETS AT DECEMBER 31, 2016	$45,856	$1,936,329	$10,524,039	$653,677	$9,880,037	$1,051,452

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Templeton Growth VIP Fund Class 2 Subaccount	Wells Fargo VT Discovery Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$24,949	$44,511
Changes From Operations:
• Net investment income (loss)	659	—
• Net realized gain (loss) on investments	40	7,188
• Net change in unrealized appreciation or depreciation on investments	(2,536)	(8,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,837)	(1,235)
Changes From Unit Transactions:
• Contract purchases	—	10,761
• Contract withdrawals	(297)	(1,314)
• Contract transfers	2,890	6,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,593	16,105
TOTAL INCREASE (DECREASE) IN NET ASSETS	756	14,870
NET ASSETS AT DECEMBER 31, 2015	25,705	59,381
Changes From Operations:
• Net investment income (loss)	406	—
• Net realized gain (loss) on investments	906	(390)
• Net change in unrealized appreciation or depreciation on investments	652	4,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,964	4,000
Changes From Unit Transactions:
• Contract purchases	16	9,361
• Contract withdrawals	(259)	(1,294)
• Contract transfers	(3,239)	(6,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,482)	1,628
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,518)	5,628
NET ASSETS AT DECEMBER 31, 2016	$24,187	$65,009

See accompanying notes.

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred sixty-three available mutual funds (the Funds) of twenty-six open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Income & Growth Fund Class I

American Century VP Inflation Protection Fund Class II

American Century VP International Fund Class I

American Funds Insurance Series (American Funds):

American Funds Bond Fund Class 2

American Funds Capital Income Builder Fund Class 2

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds High-Income Bond Fund Class 2

American Funds International Fund Class 2

American Funds U.S. Government/AAA-Rated Securities Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Equity Dividend V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP International Value Equity Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Service Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Freedom 2020 Portfolio Service Class

Fidelity VIP Freedom 2030 Portfolio Service Class

Fidelity VIP Freedom 2040 Portfolio Service Class

Fidelity VIP Freedom 2050 Portfolio Service Class

Fidelity VIP Freedom Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class**

Fidelity VIP Investment Grade Bond Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Rising Dividends VIP Fund Class 1

Franklin Small Cap Value VIP Fund Class 2

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 2

Franklin U.S. Government Securities VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Global Trends Allocation Fund Service Shares

Goldman Sachs VIT Mid Cap Value Fund Service Shares

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Comstock Fund Series I**

Invesco V.I. Growth and Income Fund Series I

Invesco V.I. International Growth Fund Series I**

Ivy Variable Insurance Portfolios (Ivy VIP):

Ivy VIP Asset Strategy Portfolio**

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Institutional Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Flexible Bond Portfolio Institutional Shares

Janus Aspen Flexible Bond Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio Class 1

JPMorgan Insurance Trust Global Allocation Portfolio Class 1**

JPMorgan Insurance Trust Income Builder Portfolio Class 1**

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I

ClearBridge Variable Mid Cap Portfolio Class I

ClearBridge Variable Small Cap Growth Portfolio Class I

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Multi-Asset Income Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Goldman Sachs Income Builder Fund Standard Class

LVIP Government Money Market Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Conservative Index Allocation Fund Standard Class

LVIP SSGA Conservative Structured Allocation Fund Standard Class

LVIP SSGA Developed International 150 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA Large Cap 100 Fund Standard Class

LVIP SSGA Mid-Cap Index Fund Standard Class

LVIP SSGA Moderate Index Allocation Fund Standard Class

LVIP SSGA Moderate Structured Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

M Fund, Inc. (M Fund):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT New Discovery Series Initial Class

MFS VIT Research Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

MFS Variable Insurance Trust III (MFS VIT III):

MFS VIT III Mid Cap Value Portfolio Initial Class**

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Large Cap Value Portfolio I Class

Neuberger Berman AMT Mid Cap Growth Portfolio I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Main Street Fund/VA Non-Service Shares**

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

PIMCO VIT Real Return Portfolio Administrative Class

PIMCO VIT Total Return Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA**

T. Rowe Price Equity Series, Inc. (T. Rowe Price):

T. Rowe Price Equity Income Portfolio

Wells Fargo Variable Trust (Wells Fargo VT):

Wells Fargo VT Discovery Fund Class 2

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Goldman Sachs VIT Global Markets Navigator Fund Service Class	Goldman Sachs VIT Global Trends Allocation Fund Service Shares
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
Wells Fargo Advantage VT Discovery Fund Class 2	Wells Fargo VT Discovery Fund Class 2

Also during 2015, the MFS VIT Core Equity Series Initial Class merged into the MFS VIT II Core Equity Portfolio Initial Class.

During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Funds Capital Income Builder Fund Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1
ClearBridge Variable Aggressive Growth Portfolio Class I	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Invesco V.I. Comstock Fund Series I	MFS VIT III Mid Cap Value Portfolio Initial Class
Ivy VIP Asset Strategy Portfolio	PIMCO VIT Real Return Portfolio Administrative Class
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	Putnam VT Absolute Return 500 Fund Class IA
JPMorgan Insurance Trust Income Builder Portfolio Class 1

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Mid-Cap Index Fund Standard Class	LVIP SSGA Mid-Cap Index Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class

Also during 2016, the LVIP AQR Enhanced Global Strategies Fund Standard Class ceased to be available as an investment option to Variable Account contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $2,809,904 and $2,848,254 for the years ended December 31, 2016 and 2015, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended

December 31, 2016 and 2015, amounted to $6,341,156 and $7,098,315, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2016 and 2015, amounted to $29,434,590 and $27,508,501, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2016 and 2015, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2016		0.00%	0.40%	$10.18	$17.11	62,442	$846,734	-1.03%	-0.62%	0.00%
	2015		0.00%	0.40%	14.94	17.29	65,662	911,416	2.48%	2.89%	0.00%
	2014		0.00%	0.40%	14.55	17.05	85,144	1,382,090	4.64%	5.06%	0.00%
	2013		0.00%	0.40%	13.88	16.26	92,054	1,421,950	22.77%	23.26%	0.25%
	2012		0.00%	0.40%	11.54	13.22	104,556	1,307,737	13.06%	13.52%	0.00%
AB VPS Growth and Income Portfolio Class A
	2016		0.00%	0.20%	14.65	26.49	93,700	1,897,457	11.08%	11.30%	0.93%
	2015		0.00%	0.20%	13.19	23.83	114,329	2,145,333	1.50%	1.70%	1.30%
	2014		0.00%	0.40%	18.93	23.45	153,812	3,137,669	9.10%	9.54%	1.38%
	2013		0.00%	0.40%	17.28	21.43	173,198	3,235,482	34.43%	34.96%	1.32%
	2012		0.00%	0.40%	12.81	15.89	175,967	2,445,207	17.06%	17.52%	0.66%
AB VPS International Value Portfolio Class A
	2016		0.00%	0.40%	8.73	10.68	128,106	1,170,720	-0.90%	-0.50%	1.13%
	2015		0.00%	0.40%	8.81	10.75	148,215	1,359,865	2.18%	2.59%	2.06%
	2014		0.00%	0.40%	8.62	8.92	198,884	1,771,133	-6.59%	-6.21%	3.87%
	2013		0.00%	0.40%	9.23	9.52	171,605	1,627,744	22.51%	23.00%	6.25%
	2012		0.00%	0.40%	7.53	7.74	187,880	1,449,208	14.08%	14.53%	1.75%
AB VPS Large Cap Growth Portfolio Class A
	2016		0.10%	0.10%	27.18	27.18	105,520	1,433,089	2.53%	2.53%	0.00%
	2015		0.10%	0.10%	26.51	26.51	6,134	162,616	11.00%	11.00%	0.00%
	2014		0.10%	0.20%	23.56	23.88	34,949	729,206	13.91%	14.03%	0.00%
	2013		0.10%	0.40%	17.60	20.95	39,091	725,244	36.80%	37.21%	0.08%
	2012		0.10%	0.40%	12.87	15.26	17,610	243,945	15.92%	16.26%	0.31%
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		0.00%	0.40%	12.06	38.78	903,044	22,545,275	24.59%	25.09%	0.56%
	2015		0.00%	0.40%	12.23	31.13	895,098	19,408,136	-5.86%	-5.49%	0.79%
	2014		0.00%	0.70%	18.66	40.87	860,662	19,682,965	8.44%	9.20%	0.72%
	2013		0.00%	0.70%	17.12	37.57	809,571	17,503,502	37.10%	38.06%	0.59%
	2012		0.00%	0.70%	15.09	27.32	983,297	15,722,697	17.92%	18.75%	0.57%
American Century VP Income & Growth Fund Class I
	2016		0.00%	0.20%	14.01	25.69	336,141	5,418,639	13.26%	13.48%	2.20%
	2015		0.00%	0.20%	17.60	22.66	286,461	3,865,754	-5.81%	-5.62%	2.10%
	2014		0.00%	0.40%	18.65	24.04	219,909	4,816,559	12.05%	12.50%	2.05%
	2013		0.00%	0.40%	16.58	21.39	231,676	4,494,897	35.28%	35.82%	2.23%
	2012		0.00%	0.40%	12.21	15.76	251,674	3,578,005	14.29%	14.74%	1.86%
American Century VP Inflation Protection Fund Class II
	2016		0.00%	0.40%	9.56	15.73	1,076,494	14,062,100	3.98%	4.39%	1.65%
	2015		0.00%	0.40%	9.18	15.08	924,338	12,383,461	-2.86%	-2.47%	1.97%
	2014		0.00%	0.40%	11.82	15.48	957,686	13,702,645	2.89%	3.30%	1.31%
	2013		0.00%	0.40%	11.47	15.00	1,172,344	16,384,031	-8.84%	-8.48%	1.65%
	2012		0.00%	0.40%	12.56	16.41	1,482,319	22,635,738	6.96%	7.39%	2.53%
American Century VP International Fund Class I
	2016		0.00%	0.35%	8.80	20.70	97,479	1,342,676	-5.82%	-5.50%	1.02%
	2015		0.00%	0.40%	13.72	21.93	120,673	1,787,324	0.36%	0.76%	0.45%
	2014		0.00%	0.70%	13.64	21.78	211,060	3,294,594	-6.19%	-5.51%	1.70%
	2013		0.00%	0.70%	14.46	23.07	170,045	2,947,413	21.55%	22.41%	1.67%
	2012		0.00%	0.70%	11.84	18.93	171,520	2,446,908	20.32%	21.16%	0.94%
American Funds Bond Fund Class 2
	2016		0.00%	0.00%	10.57	10.57	12,078	127,621	2.94%	2.94%	0.52%
	2015		0.00%	0.00%	10.26	10.26	4,273	43,857	0.27%	0.27%	1.26%
	2014		0.00%	0.00%	10.24	10.24	3,064	31,362	5.28%	5.28%	2.17%
	2013	8/13/13	0.00%	0.00%	9.72	9.72	2,447	23,789	0.59%	0.59%	0.93%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%
American Funds Capital Income Builder Fund Class 2
	2016	8/29/16	0.00%	0.00%	10.01	10.01	1,392	13,927	-2.32%	-2.32%	1.86%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund Class 2
	2016		0.00%	0.40%	$12.80	$28.17	840,484	$17,962,493	0.22%	0.62%	0.94%
	2015		0.00%	0.40%	12.74	28.03	612,773	13,222,475	6.51%	6.94%	1.04%
	2014		0.00%	0.40%	16.02	26.24	591,317	11,741,370	1.90%	2.31%	1.01%
	2013		0.00%	0.70%	15.69	25.67	703,590	15,636,325	28.28%	29.18%	1.28%
	2012		0.00%	0.70%	12.17	19.89	624,493	10,888,407	21.71%	22.56%	0.98%
American Funds Global Small Capitalization Fund Class 2
	2016		0.00%	0.40%	9.96	31.83	356,864	5,823,079	1.69%	2.10%	0.16%
	2015		0.00%	0.40%	11.62	31.30	624,418	11,030,262	-0.13%	0.27%	0.00%
	2014		0.00%	0.40%	14.31	36.39	617,709	11,802,473	1.71%	2.12%	0.12%
	2013		0.00%	0.70%	14.04	35.77	596,422	11,612,312	27.38%	28.28%	0.85%
	2012		0.00%	0.70%	10.97	28.00	543,147	8,323,274	17.35%	18.18%	1.31%
American Funds Growth Fund Class 2
	2016		0.00%	0.40%	12.13	29.98	2,127,962	40,300,665	9.05%	9.49%	0.74%
	2015		0.00%	0.40%	11.12	27.41	1,795,401	37,425,811	6.43%	6.86%	0.56%
	2014		0.00%	0.70%	12.63	25.67	1,988,920	40,407,048	7.75%	8.51%	0.75%
	2013		0.00%	0.70%	16.31	23.68	2,118,978	41,297,821	29.19%	30.10%	0.88%
	2012		0.00%	0.70%	12.58	18.22	2,850,093	42,424,004	17.07%	17.89%	0.79%
American Funds Growth-Income Fund Class 2
	2016		0.00%	0.40%	11.73	26.76	748,380	13,790,147	11.08%	11.52%	1.35%
	2015		0.00%	0.40%	10.56	24.02	836,732	14,088,805	1.05%	1.45%	1.31%
	2014		0.00%	0.70%	13.01	23.75	711,166	13,954,425	9.86%	10.63%	1.25%
	2013		0.00%	0.70%	16.30	21.56	720,692	13,231,173	32.57%	33.50%	1.39%
	2012		0.00%	0.70%	12.23	17.49	719,482	9,988,797	16.66%	17.48%	1.70%
American Funds High-Income Bond Fund Class 2
	2016		0.00%	0.40%	10.47	21.70	684,077	9,550,280	17.22%	17.69%	6.20%
	2015		0.00%	0.40%	8.93	18.45	578,937	7,080,867	-7.67%	-7.30%	5.47%
	2014		0.00%	0.40%	13.51	24.63	542,395	8,706,129	0.23%	0.63%	5.53%
	2013		0.00%	0.70%	13.45	24.57	557,646	10,284,909	5.86%	6.60%	6.18%
	2012		0.00%	0.70%	12.64	23.14	572,156	9,816,835	12.91%	13.70%	7.49%
American Funds International Fund Class 2
	2016		0.00%	0.40%	9.22	25.06	5,151,718	76,833,812	3.11%	3.53%	1.34%
	2015		0.00%	0.40%	10.40	24.30	4,577,607	74,297,085	-4.91%	-4.53%	1.51%
	2014		0.00%	0.70%	12.83	25.56	4,414,083	76,516,937	-3.33%	-2.65%	1.40%
	2013		0.00%	0.70%	13.20	26.36	4,003,237	74,851,645	20.79%	21.63%	1.43%
	2012		0.00%	0.70%	10.88	21.76	3,858,173	59,619,065	17.08%	17.91%	1.62%
American Funds U.S. Government/AAA-Rated Securities Fund Class 2
	2016		0.00%	0.40%	10.36	15.59	415,001	5,308,823	0.78%	1.19%	1.31%
	2015		0.00%	0.40%	10.28	15.42	322,174	3,935,502	1.18%	1.59%	1.15%
	2014		0.00%	0.70%	10.14	15.19	648,541	9,220,550	4.24%	5.02%	1.03%
	2013		0.00%	0.70%	11.02	14.48	797,636	10,964,171	-3.77%	-3.08%	0.66%
	2012		0.00%	0.70%	11.40	18.61	1,015,321	14,356,034	1.19%	1.90%	0.88%
BlackRock Equity Dividend V.I. Fund Class I
	2016		0.00%	0.00%	14.21	14.21	49,942	709,728	16.39%	16.39%	1.84%
	2015		0.00%	0.00%	12.21	12.21	23,054	281,468	-0.61%	-0.61%	1.85%
	2014	4/9/14	0.00%	0.00%	12.28	12.28	4,672	57,392	8.14%	8.14%	2.40%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.00%	0.40%	11.22	16.61	628,976	10,335,562	3.70%	4.11%	1.68%
	2015		0.00%	0.40%	10.80	15.96	485,413	7,628,927	-1.11%	-0.71%	1.20%
	2014		0.00%	0.40%	13.04	16.07	302,329	4,832,998	1.70%	2.11%	2.46%
	2013		0.00%	0.40%	12.80	15.74	221,574	3,485,013	14.30%	14.76%	1.38%
	2012		0.00%	0.40%	13.52	13.72	183,613	2,506,120	9.84%	10.28%	1.11%
ClearBridge Variable Aggressive Growth Portfolio Class I
	2016	9/15/16	0.00%	0.00%	10.65	10.65	1,915	20,399	0.95%	0.95%	0.70%
ClearBridge Variable Mid Cap Portfolio Class I
	2016		0.00%	0.00%	12.68	12.68	44,036	558,497	9.34%	9.34%	0.77%
	2015		0.00%	0.00%	11.60	11.60	44,044	510,876	2.31%	2.31%	0.08%
	2014	3/24/14	0.00%	0.00%	11.34	11.34	4,722	53,539	5.91%	5.91%	1.22%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Small Cap Growth Portfolio Class I
	2016		0.00%	0.20%	$11.12	$11.16	192,292	$2,142,957	5.70%	5.80%	0.00%
	2015		0.00%	0.40%	10.55	10.55	119,448	1,258,082	-4.37%	-4.37%	0.00%
	2014	2/20/14	0.00%	0.00%	11.03	11.03	6,820	75,211	1.22%	1.22%	0.00%
Delaware VIP Diversified Income Series Standard Class
	2016		0.00%	0.40%	10.23	20.09	3,177,777	54,215,173	3.10%	3.52%	3.08%
	2015		0.00%	0.40%	9.92	19.43	3,250,868	53,688,211	-1.48%	-1.08%	2.98%
	2014		0.00%	0.40%	12.33	19.66	3,175,306	55,209,108	4.90%	5.32%	2.16%
	2013		0.00%	0.70%	11.74	18.69	2,687,687	45,770,751	-1.95%	-1.26%	2.40%
	2012		0.00%	0.70%	11.91	18.95	2,415,687	41,180,237	6.45%	7.19%	2.98%
Delaware VIP Emerging Markets Series Standard Class
	2016		0.00%	0.40%	8.54	28.80	2,405,152	38,831,077	13.48%	13.93%	0.99%
	2015		0.00%	0.40%	8.28	25.30	2,291,134	33,784,272	-14.85%	-14.51%	0.86%
	2014		0.00%	0.40%	10.81	29.62	2,008,346	36,754,070	-8.43%	-8.06%	0.63%
	2013		0.00%	0.40%	11.78	32.25	1,834,671	37,791,896	9.70%	10.14%	1.69%
	2012		0.00%	0.40%	10.72	29.31	1,524,025	29,148,755	13.98%	14.44%	0.95%
Delaware VIP High Yield Series Standard Class
	2016		0.00%	0.40%	10.74	25.82	647,843	10,901,118	12.71%	13.16%	7.17%
	2015		0.00%	0.40%	13.35	22.84	1,094,088	17,136,975	-6.97%	-6.60%	7.10%
	2014		0.00%	0.40%	14.32	24.48	1,460,124	25,643,459	-0.68%	-0.29%	6.69%
	2013		0.00%	0.70%	14.39	24.57	1,360,356	25,509,675	8.45%	9.22%	7.46%
	2012		0.00%	0.70%	13.21	22.52	1,376,976	23,607,181	17.00%	17.82%	8.38%
Delaware VIP International Value Equity Series Standard Class
	2016	1/29/16	0.20%	0.20%	12.40	12.40	20,797	257,778	10.41%	10.41%	0.61%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.51%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.00%	0.40%	10.30	14.08	576,542	7,707,309	1.68%	2.09%	1.53%
	2015		0.00%	0.40%	10.11	13.80	406,151	5,497,239	0.38%	0.79%	1.70%
	2014		0.00%	0.40%	13.30	13.69	490,897	6,661,481	1.29%	1.70%	1.56%
	2013		0.00%	0.40%	13.13	13.46	668,043	8,981,544	-1.46%	-1.06%	1.56%
	2012		0.00%	0.40%	13.33	13.60	926,248	12,564,557	2.36%	2.77%	1.69%
Delaware VIP REIT Series Standard Class
	2016		0.00%	0.40%	12.26	33.80	1,539,228	30,973,922	5.45%	5.87%	1.12%
	2015		0.00%	0.40%	11.62	32.06	1,401,106	27,392,519	3.33%	3.75%	1.29%
	2014		0.00%	0.40%	11.48	31.02	1,375,560	27,108,303	28.94%	29.46%	1.33%
	2013		0.00%	0.70%	15.23	42.21	1,083,689	19,278,055	1.43%	2.14%	1.52%
	2012		0.00%	0.70%	14.94	41.49	1,154,059	20,067,406	16.13%	16.94%	1.40%
Delaware VIP Small Cap Value Series Standard Class
	2016		0.00%	0.40%	12.35	38.75	2,442,973	53,757,193	30.88%	31.41%	0.90%
	2015		0.00%	0.40%	9.43	29.61	2,336,455	44,299,693	-6.59%	-6.22%	0.72%
	2014		0.00%	0.70%	18.95	31.70	2,175,008	46,556,668	5.13%	5.86%	0.54%
	2013		0.00%	0.70%	17.93	45.51	1,846,233	41,436,247	32.58%	33.51%	0.72%
	2012		0.00%	0.70%	13.46	34.22	1,781,971	30,655,345	13.11%	13.90%	0.57%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.00%	0.40%	12.61	35.21	858,892	21,532,211	7.86%	8.29%	0.21%
	2015		0.00%	0.40%	13.77	32.64	778,615	17,956,968	7.11%	7.54%	0.37%
	2014		0.00%	0.40%	22.13	30.47	626,774	15,284,258	2.74%	3.15%	0.07%
	2013		0.00%	0.40%	21.53	29.66	670,642	16,699,267	40.76%	41.32%	0.02%
	2012		0.00%	0.40%	15.29	21.07	512,295	9,133,887	10.58%	11.02%	0.20%
Delaware VIP U.S. Growth Series Standard Class
	2016		0.00%	0.40%	10.89	25.77	556,559	11,307,969	-5.54%	-5.16%	0.61%
	2015		0.00%	0.40%	14.20	27.20	541,774	11,935,604	4.97%	5.39%	0.53%
	2014		0.00%	0.40%	18.55	25.83	363,457	7,753,332	12.33%	12.78%	0.22%
	2013		0.00%	0.40%	16.48	22.93	325,373	6,240,422	34.22%	34.75%	0.31%
	2012		0.00%	0.40%	13.99	17.03	303,049	4,328,668	16.00%	16.23%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Value Series Standard Class
	2016		0.00%	0.40%	$12.07	$31.59	3,438,217	$73,871,480	14.19%	14.65%	1.78%
	2015		0.00%	0.40%	13.03	27.58	3,009,543	63,722,889	-0.81%	-0.41%	1.71%
	2014		0.00%	0.40%	18.63	27.73	2,664,976	57,382,000	13.54%	13.99%	1.62%
	2013		0.00%	0.40%	16.37	24.35	2,519,451	48,789,110	33.16%	33.69%	1.71%
	2012		0.00%	0.40%	13.89	18.23	2,333,730	33,901,749	14.27%	14.73%	2.13%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.00%	0.00%	14.36	14.36	84,879	1,218,490	5.30%	5.30%	1.96%
	2015		0.00%	0.00%	13.63	13.63	79,806	1,088,019	-6.29%	-6.29%	3.08%
	2014		0.00%	0.00%	14.55	14.55	82,570	1,201,307	3.50%	3.50%	1.99%
	2013		0.00%	0.00%	14.06	14.06	103,312	1,452,251	0.93%	0.93%	1.84%
	2012		0.00%	0.00%	13.93	13.93	44,244	616,188	9.72%	9.72%	3.43%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		0.00%	0.40%	14.70	27.46	8,140,660	161,517,274	11.15%	11.61%	1.87%
	2015		0.00%	0.40%	13.20	24.63	8,637,883	158,915,190	0.73%	1.13%	1.72%
	2014		0.00%	0.40%	13.08	24.38	9,980,472	184,471,173	12.94%	13.39%	1.93%
	2013		0.00%	0.40%	16.14	21.52	11,391,385	188,980,363	31.40%	31.93%	1.76%
	2012		0.00%	0.40%	12.28	17.33	9,035,001	148,722,696	15.24%	15.70%	1.73%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		0.00%	0.40%	11.89	34.85	5,547,233	113,232,668	20.54%	21.03%	1.03%
	2015		0.00%	0.40%	12.14	28.91	6,155,512	103,447,454	-4.98%	-4.60%	1.05%
	2014		0.00%	0.70%	17.77	30.42	6,956,115	124,473,257	4.01%	4.74%	0.97%
	2013		0.00%	0.70%	17.68	29.16	7,009,927	121,373,895	37.67%	38.64%	1.64%
	2012		0.00%	0.70%	12.78	21.43	4,656,437	97,138,873	15.44%	16.25%	0.90%
Fidelity VIP Asset Manager Portfolio Service Class
	2016		0.00%	0.20%	11.71	20.30	103,812	1,359,730	2.80%	3.01%	1.33%
	2015		0.00%	0.20%	11.39	19.73	110,080	1,444,342	-0.17%	0.03%	1.16%
	2014		0.00%	0.40%	14.53	19.75	182,376	2,566,757	5.26%	5.69%	1.38%
	2013		0.00%	0.40%	13.77	18.70	187,652	3,262,723	15.07%	15.53%	1.38%
	2012		0.00%	0.40%	11.95	16.20	251,661	3,837,313	11.98%	12.43%	1.34%
Fidelity VIP Contrafund Portfolio Service Class
	2016		0.00%	0.40%	11.44	31.47	1,498,016	32,168,836	7.48%	7.91%	0.48%
	2015		0.00%	0.40%	10.64	29.28	2,528,903	48,747,998	0.16%	0.56%	0.88%
	2014		0.00%	0.70%	13.13	29.23	2,798,719	57,238,090	11.04%	11.82%	0.84%
	2013		0.00%	0.70%	16.28	26.25	2,947,443	58,356,299	30.23%	31.14%	1.03%
	2012		0.00%	0.70%	12.46	20.09	2,816,325	43,054,991	15.50%	16.31%	1.27%
Fidelity VIP Equity-Income Portfolio Service Class
	2016		0.10%	0.20%	13.69	25.23	77,686	1,515,084	17.67%	17.78%	2.22%
	2015		0.10%	0.20%	11.64	21.42	74,831	1,275,470	-4.28%	-4.18%	1.17%
	2014		0.10%	0.40%	17.27	22.35	310,328	5,892,867	8.21%	8.54%	1.86%
	2013		0.10%	0.40%	15.92	20.59	468,450	9,575,499	27.50%	27.88%	2.17%
	2012		0.10%	0.40%	16.02	16.10	612,995	9,822,186	16.72%	17.07%	3.03%
Fidelity VIP Freedom 2020 Portfolio Service Class
	2016		0.00%	0.20%	11.88	11.97	890,407	10,648,723	5.83%	6.04%	1.49%
	2015		0.00%	0.40%	11.16	11.28	700,775	7,898,925	-0.76%	-0.37%	2.41%
	2014		0.00%	0.40%	11.25	11.32	347,035	3,926,019	4.25%	4.66%	2.77%
	2013	6/6/13	0.00%	0.40%	10.79	10.82	116,744	1,262,464	8.42%	8.93%	1.57%
Fidelity VIP Freedom 2030 Portfolio Service Class
	2016		0.00%	0.20%	12.32	12.41	717,181	8,892,034	6.31%	6.52%	1.23%
	2015		0.00%	0.40%	11.53	11.65	569,310	6,622,193	-0.73%	-0.34%	1.98%
	2014		0.00%	0.40%	11.61	11.69	314,379	3,667,321	4.44%	4.86%	2.62%
	2013	6/6/13	0.00%	0.40%	11.12	11.15	152,059	1,692,635	11.53%	12.16%	2.01%
Fidelity VIP Freedom 2040 Portfolio Service Class
	2016		0.00%	0.20%	12.56	12.65	295,461	3,735,728	6.53%	6.75%	0.95%
	2015		0.00%	0.40%	11.73	11.85	298,020	3,528,765	-0.75%	-0.35%	2.01%
	2014		0.00%	0.40%	11.89	11.89	100,101	1,190,557	4.83%	4.83%	2.88%
	2013	6/6/13	0.00%	0.00%	11.35	11.35	11,241	127,541	13.88%	13.88%	2.28%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Freedom 2050 Portfolio Service Class
	2016		0.00%	0.20%	$12.61	$12.70	122,315	$1,552,388	6.54%	6.75%	1.38%
	2015		0.00%	0.40%	11.77	11.90	116,063	1,379,334	-0.78%	-0.38%	1.87%
	2014		0.00%	0.40%	11.87	11.94	104,642	1,247,213	4.40%	4.81%	3.47%
	2013	6/6/13	0.00%	0.40%	11.37	11.40	38,852	441,832	6.03%	14.42%	2.65%
Fidelity VIP Freedom Income Portfolio Service Class
	2016		0.00%	0.20%	10.95	11.03	233,163	2,570,029	4.10%	4.32%	1.54%
	2015		0.00%	0.40%	10.46	10.58	208,397	2,200,738	-0.82%	-0.42%	1.92%
	2014		0.00%	0.40%	10.55	10.62	79,965	846,395	3.28%	3.69%	2.20%
	2013	6/6/13	0.00%	0.40%	10.22	10.24	51,740	529,063	2.86%	3.19%	1.21%
Fidelity VIP Growth Portfolio Service Class
	2016		0.00%	0.40%	14.51	24.64	339,612	6,617,494	0.31%	0.71%	0.00%
	2015		0.00%	0.40%	14.44	24.57	403,077	7,980,228	6.62%	7.05%	0.12%
	2014		0.00%	0.40%	16.03	23.04	608,254	11,793,778	10.74%	11.19%	0.09%
	2013		0.00%	0.40%	14.48	20.80	628,807	11,336,882	35.66%	36.20%	0.21%
	2012		0.00%	0.40%	10.67	15.34	629,014	8,200,027	14.09%	14.54%	0.51%
Fidelity VIP High Income Portfolio Service Class
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.06%
Fidelity VIP Investment Grade Bond Portfolio Service Class
	2016		0.00%	0.00%	10.70	10.70	558,176	5,970,507	4.63%	4.63%	2.66%
	2015		0.00%	0.00%	10.22	10.22	420,466	4,298,576	-0.71%	-0.71%	8.61%
	2014		0.00%	0.00%	10.30	10.30	56,124	577,857	5.75%	5.75%	2.56%
	2013	12/12/13	0.00%	0.00%	9.74	9.74	48,377	470,994	-0.19%	-0.19%	2.35%
Fidelity VIP Mid Cap Portfolio Service Class
	2016		0.00%	0.40%	11.24	28.01	1,411,949	32,575,453	11.67%	12.11%	0.36%
	2015		0.00%	0.40%	10.06	25.01	1,844,442	38,385,093	-1.89%	-1.50%	0.48%
	2014		0.00%	0.70%	17.73	25.41	1,628,583	34,977,206	5.46%	6.20%	0.16%
	2013		0.00%	0.70%	16.73	23.95	1,512,491	32,939,809	35.11%	36.06%	0.45%
	2012		0.00%	0.70%	12.32	17.62	1,422,886	23,085,183	13.95%	14.75%	0.50%
Fidelity VIP Overseas Portfolio Service Class
	2016		0.00%	0.40%	9.07	20.38	328,686	4,650,283	-5.50%	-5.12%	1.27%
	2015		0.00%	0.40%	9.59	21.56	343,307	5,098,632	3.08%	3.49%	1.29%
	2014		0.00%	0.40%	13.20	20.92	387,238	5,754,830	-8.53%	-8.16%	1.25%
	2013		0.00%	0.70%	14.41	22.87	476,259	7,884,090	29.47%	30.38%	1.30%
	2012		0.00%	0.70%	11.07	17.61	555,605	7,084,326	19.70%	20.54%	1.95%
Franklin Income VIP Fund Class 1
	2016		0.00%	0.35%	10.19	18.91	831,861	14,609,967	13.94%	14.33%	4.71%
	2015		0.00%	0.35%	8.94	16.54	786,653	11,951,560	-7.16%	-6.84%	4.86%
	2014		0.00%	0.35%	17.44	17.75	801,772	13,508,747	4.71%	4.92%	5.05%
	2013		0.00%	0.70%	16.04	16.92	745,628	12,569,825	13.39%	14.18%	6.23%
	2012		0.00%	0.70%	14.15	14.81	703,884	10,392,148	12.12%	12.91%	7.21%
Franklin Mutual Shares VIP Fund Class 1
	2016		0.00%	0.40%	13.44	18.28	171,788	2,848,742	15.89%	16.35%	1.78%
	2015		0.00%	0.40%	11.57	15.71	233,672	3,644,080	-5.07%	-4.69%	3.30%
	2014		0.00%	0.40%	15.92	16.48	321,897	5,279,701	6.95%	7.38%	2.33%
	2013		0.00%	0.40%	14.89	15.35	318,087	4,868,394	28.01%	28.53%	2.04%
	2012		0.00%	0.40%	11.63	11.94	896,797	10,690,112	14.15%	14.61%	2.32%
Franklin Rising Dividends VIP Fund Class 1
	2016		0.00%	0.00%	14.11	14.11	62,377	880,068	16.33%	16.33%	1.39%
	2015		0.00%	0.00%	12.13	12.13	54,529	661,354	-3.42%	-3.42%	1.70%
	2014		0.00%	0.00%	12.56	12.56	25,434	319,384	9.01%	9.01%	1.49%
	2013	6/17/13	0.00%	0.00%	11.52	11.52	8,168	94,090	12.69%	12.69%	0.00%
Franklin Small Cap Value VIP Fund Class 2
	2016		0.00%	0.10%	14.91	14.97	123,068	1,839,834	30.06%	30.19%	0.59%
	2015		0.00%	0.10%	11.50	11.50	62,876	721,556	-7.39%	-7.39%	0.17%
	2014		0.00%	0.00%	12.41	12.41	5,469	67,898	0.57%	0.57%	0.71%
	2013	5/24/13	0.00%	0.00%	12.34	12.34	3,223	39,782	20.80%	20.80%	0.53%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2016		0.00%	0.35%	$10.52	$26.10	62,392	$1,286,909	4.04%	4.40%	0.00%
	2015		0.00%	0.35%	16.46	25.03	65,458	1,293,252	-2.64%	-2.44%	0.00%
	2014		0.00%	0.70%	16.91	26.93	175,542	3,679,966	7.04%	7.78%	0.00%
	2013		0.00%	0.70%	15.72	25.08	163,314	3,189,151	37.57%	38.50%	0.00%
	2012		0.00%	0.70%	14.01	18.18	149,930	2,156,688	10.34%	11.12%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2016		0.20%	0.35%	18.44	18.63	9,350	174,117	3.81%	3.96%	0.00%
	2015		0.20%	0.35%	17.77	17.92	21,890	392,172	-3.00%	-2.85%	0.00%
	2014		0.20%	0.35%	18.32	18.45	24,905	459,323	7.10%	7.26%	0.00%
	2013		0.20%	0.35%	17.10	17.20	33,704	579,579	37.68%	37.88%	0.00%
	2012		0.20%	0.35%	12.42	12.47	39,172	488,555	10.46%	10.63%	0.00%
Franklin U.S. Government Securities VIP Fund Class 1
	2016		0.00%	0.00%	13.83	13.83	429,033	5,932,635	0.90%	0.90%	2.59%
	2015		0.00%	0.00%	13.70	13.70	386,705	5,299,691	0.71%	0.71%	2.71%
	2014		0.00%	0.40%	13.20	13.61	312,838	4,256,356	3.22%	3.64%	2.81%
	2013		0.00%	0.40%	12.79	13.13	364,321	4,782,683	-2.38%	-1.99%	3.52%
	2012		0.00%	0.40%	13.10	13.40	597,935	8,007,318	1.71%	2.12%	2.62%
Goldman Sachs VIT Global Trends Allocation Fund Service Shares
	2016		0.00%	0.20%	10.16	10.16	6,327,262	64,285,894	4.13%	4.13%	0.27%
	2015		0.20%	0.20%	9.76	9.76	6,344,125	61,901,499	-6.00%	-6.00%	0.11%
	2014	11/4/14	0.20%	0.20%	10.38	10.38	3,218,289	33,407,925	-0.74%	-0.74%	0.09%
Goldman Sachs VIT Mid Cap Value Fund Service Shares
	2016		0.00%	0.20%	19.17	19.27	333,452	6,339,545	13.16%	13.28%	1.03%
	2015		0.00%	0.40%	17.01	17.01	324,106	5,507,793	-9.52%	-9.52%	0.13%
	2014		0.00%	0.00%	18.80	18.80	245,956	4,624,256	13.29%	13.29%	0.88%
	2013		0.00%	0.00%	16.60	16.60	163,648	2,715,907	32.56%	32.56%	0.67%
	2012		0.00%	0.00%	12.52	12.52	110,107	1,378,548	18.19%	18.19%	1.58%
Invesco V.I. Growth and Income Fund Series I
	2016		0.00%	0.00%	20.89	20.89	79,071	1,651,784	19.69%	19.69%	1.11%
	2015		0.00%	0.00%	17.45	17.45	62,203	1,085,604	-3.06%	-3.06%	3.20%
	2014		0.00%	0.00%	18.00	18.00	43,037	774,844	10.28%	10.28%	2.01%
	2013		0.00%	0.00%	16.33	16.33	29,223	477,086	34.08%	34.08%	1.61%
	2012		0.00%	0.00%	12.18	12.18	15,078	183,593	14.63%	14.63%	2.14%
Janus Aspen Balanced Portfolio Institutional Shares
	2016		0.20%	0.35%	16.20	16.37	184,000	3,011,465	4.24%	4.39%	1.99%
	2015		0.20%	0.35%	15.54	15.68	176,424	2,765,938	0.27%	0.42%	1.59%
	2014		0.20%	0.35%	15.50	15.61	184,880	2,886,410	8.13%	8.29%	1.76%
	2013		0.20%	0.35%	14.34	14.42	189,513	2,732,215	19.73%	19.91%	1.54%
	2012		0.20%	0.35%	11.97	12.02	207,663	2,496,685	13.22%	13.39%	3.11%
Janus Aspen Balanced Portfolio Service Shares
	2016		0.10%	0.40%	10.80	26.42	269,008	4,182,579	3.91%	4.22%	1.79%
	2015		0.10%	0.40%	10.39	25.35	270,038	4,186,332	0.01%	0.31%	1.42%
	2014		0.10%	0.40%	11.86	25.27	250,282	4,061,176	7.81%	8.13%	1.55%
	2013		0.10%	0.70%	13.99	23.37	159,200	3,523,357	18.97%	19.68%	1.31%
	2012		0.10%	0.70%	18.43	19.53	183,371	3,423,502	12.58%	13.26%	2.60%
Janus Aspen Enterprise Portfolio Institutional Shares
	2016		0.20%	0.35%	23.25	23.48	244,978	5,751,565	12.02%	12.14%	0.13%
	2015		0.20%	0.35%	20.75	20.94	251,806	5,271,967	3.70%	3.82%	0.64%
	2014		0.20%	0.35%	20.01	20.17	262,414	5,291,845	12.18%	12.30%	0.16%
	2013		0.20%	0.35%	17.84	17.96	266,291	4,781,979	31.79%	32.11%	0.50%
	2012		0.20%	0.35%	13.54	13.59	293,132	3,984,453	16.88%	17.06%	0.00%
Janus Aspen Enterprise Portfolio Service Shares
	2016		0.10%	0.20%	15.55	39.98	457,863	7,781,299	11.88%	11.99%	0.03%
	2015		0.10%	0.40%	13.90	36.06	61,785	1,430,719	3.36%	3.66%	0.49%
	2014		0.10%	0.40%	17.94	34.89	216,533	4,279,714	11.79%	12.13%	0.03%
	2013		0.10%	0.40%	16.01	31.21	128,487	3,708,693	31.51%	31.91%	0.34%
	2012		0.10%	0.40%	21.35	23.73	140,399	3,052,238	16.52%	16.87%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Flexible Bond Portfolio Institutional Shares
	2016		0.20%	0.20%	$12.98	$12.98	158,051	$2,051,211	2.26%	2.26%	2.54%
	2015		0.20%	0.20%	12.69	12.69	180,687	2,293,154	0.02%	0.02%	0.46%
	2014		0.20%	0.20%	12.69	12.69	5,379,711	68,259,750	4.73%	4.73%	3.47%
	2013		0.20%	0.20%	12.12	12.12	5,415,284	65,610,507	-0.34%	-0.34%	2.43%
	2012		0.20%	0.20%	12.16	12.16	5,527,861	67,199,759	8.12%	8.12%	3.49%
Janus Aspen Flexible Bond Portfolio Service Shares
	2016		0.00%	0.35%	10.23	18.57	318,618	3,702,231	1.86%	2.22%	2.47%
	2015		0.00%	0.35%	10.04	18.19	181,876	2,694,534	-0.41%	-0.06%	1.39%
	2014		0.00%	0.40%	11.33	18.22	896,380	14,396,261	4.28%	4.69%	3.06%
	2013		0.00%	0.70%	10.85	19.14	854,792	14,059,027	-1.02%	-0.32%	2.08%
	2012		0.00%	0.70%	16.38	19.28	891,196	14,778,368	7.34%	8.09%	2.86%
Janus Aspen Global Research Portfolio Institutional Shares
	2016		0.20%	0.35%	15.30	15.45	26,640	411,553	1.71%	1.86%	0.99%
	2015		0.20%	0.35%	15.04	15.17	29,870	453,030	-2.62%	-2.48%	0.64%
	2014		0.20%	0.35%	15.44	15.56	37,979	590,701	7.07%	7.23%	1.09%
	2013		0.20%	0.35%	14.42	14.51	37,976	550,839	27.98%	28.17%	1.19%
	2012		0.20%	0.35%	11.27	11.32	49,943	565,231	19.66%	19.84%	1.17%
Janus Aspen Global Research Portfolio Service Shares
	2016		0.20%	0.20%	16.56	16.56	19,134	316,819	1.61%	1.61%	0.76%
	2015		0.20%	0.20%	16.30	16.30	29,524	481,089	-2.73%	-2.73%	0.53%
	2014		0.20%	0.20%	12.25	16.75	30,622	512,965	6.97%	6.97%	0.98%
	2013		0.20%	0.20%	15.66	15.66	30,142	472,039	27.82%	27.82%	1.10%
	2012		0.20%	0.40%	13.95	13.95	32,188	394,422	19.38%	19.38%	0.80%
Janus Aspen Global Technology Portfolio Service Shares
	2016		0.20%	0.20%	22.15	22.15	9,108	201,715	13.62%	13.62%	0.08%
	2015		0.20%	0.20%	19.49	19.49	11,705	228,158	4.44%	4.44%	0.00%
	2014		0.20%	0.20%	18.66	18.66	12,399	231,403	9.13%	9.13%	0.00%
	2013		0.20%	0.20%	17.10	17.10	15,736	269,120	35.12%	35.12%	0.00%
	2012		0.20%	0.20%	12.66	12.66	17,678	223,756	18.91%	18.91%	0.00%
JPMorgan Insurance Trust Core Bond Portfolio Class 1
	2016		0.00%	0.00%	10.59	10.59	95,520	1,011,126	2.12%	2.12%	2.47%
	2015		0.00%	0.00%	10.37	10.37	52,755	546,870	1.12%	1.12%	1.64%
	2014	5/6/14	0.00%	0.00%	10.25	10.25	20,887	214,116	2.51%	2.51%	4.07%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1
	2016	12/9/16	0.00%	0.00%	10.87	10.87	21,842	237,524	-2.07%	-2.07%	0.00%
LVIP AQR Enhanced Global Strategies Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2015		0.00%	0.00%	10.64	10.64	2,252	23,962	1.96%	1.96%	1.93%
	2014	6/5/14	0.00%	0.00%	10.44	10.44	1,670	17,427	1.87%	1.87%	4.31%
LVIP Baron Growth Opportunities Fund Standard Class
	2016		0.00%	0.20%	12.87	23.02	17,104	306,534	5.62%	5.83%	0.63%
	2015		0.00%	0.20%	21.75	21.75	19,252	336,579	-4.53%	-4.53%	0.00%
	2014		0.00%	0.40%	22.79	25.99	12,727	301,877	4.70%	5.12%	0.06%
	2013		0.00%	0.40%	21.68	24.82	293,697	6,378,022	39.85%	40.41%	0.49%
	2012		0.00%	0.40%	15.44	17.75	196,551	3,042,571	18.06%	18.54%	1.49%
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.00%	0.40%	10.56	31.90	1,798,963	36,631,906	5.15%	5.57%	0.44%
	2015		0.00%	0.40%	10.04	30.34	2,072,615	42,689,952	-5.15%	-4.77%	0.00%
	2014		0.00%	0.40%	12.73	31.99	2,018,758	45,432,335	4.44%	4.85%	0.20%
	2013		0.00%	0.70%	20.13	30.63	1,458,554	34,786,408	39.09%	40.06%	0.44%
	2012		0.00%	0.70%	14.40	27.59	1,410,732	24,345,474	17.42%	18.24%	1.19%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.00%	0.20%	11.93	16.19	132,141	1,985,146	11.74%	11.97%	1.71%
	2015		0.00%	0.20%	14.11	14.49	183,667	2,503,268	-5.06%	-4.87%	1.72%
	2014		0.00%	0.40%	14.83	15.50	192,580	2,913,965	3.08%	3.49%	1.19%
	2013		0.00%	0.40%	14.33	15.01	319,596	4,680,785	17.74%	18.21%	1.70%
	2012		0.00%	0.40%	12.12	12.72	218,063	2,693,090	16.52%	16.98%	0.75%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	4.21%
	2015		0.00%	0.00%	7.91	7.91	6,261	49,515	-15.01%	-15.01%	1.30%
	2014		0.00%	0.00%	9.31	9.31	858	7,980	-4.88%	-4.88%	2.18%
	2013		0.00%	0.00%	9.78	9.78	693	6,779	-7.91%	-7.91%	1.56%
	2012	10/31/12	0.00%	0.00%	10.62	10.62	389	4,134	6.62%	6.62%	1.39%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.00%	0.20%	9.51	11.60	909,953	10,492,319	3.36%	3.57%	1.20%
	2015		0.00%	0.40%	10.95	11.20	865,050	9,678,373	-3.21%	-2.82%	1.20%
	2014		0.00%	0.40%	11.53	11.53	816,126	9,405,837	3.07%	3.07%	1.97%
	2013		0.00%	0.00%	11.18	11.18	316,456	3,538,691	-8.37%	-8.37%	0.59%
	2012		0.00%	0.00%	12.20	12.20	403,404	4,923,290	6.51%	6.51%	0.00%
LVIP BlackRock Multi-Asset Income Fund Standard Class
	2016		0.00%	0.00%	10.22	10.22	92,063	941,257	7.01%	7.01%	6.03%
	2015		0.00%	0.00%	9.55	9.55	6,142	58,679	-3.92%	-3.92%	3.82%
	2014	8/19/14	0.00%	0.00%	9.94	9.94	5,989	59,556	-1.97%	-1.97%	4.29%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.00%	0.20%	12.31	20.88	96,460	1,564,616	-1.51%	-1.31%	0.41%
	2015		0.00%	0.20%	15.62	21.18	119,271	1,959,959	1.14%	1.34%	0.00%
	2014		0.00%	0.40%	15.44	20.92	137,687	2,390,596	4.93%	5.35%	0.00%
	2013		0.00%	0.40%	12.03	19.93	156,018	2,492,633	25.00%	25.50%	0.00%
	2012		0.00%	0.40%	9.62	15.95	150,884	1,914,697	15.92%	16.39%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016		0.00%	0.20%	10.39	11.82	74,631	878,140	2.06%	2.26%	0.00%
	2015		0.00%	0.20%	10.18	11.56	88,046	1,013,897	-4.39%	-4.20%	0.00%
	2014		0.00%	0.40%	11.71	12.07	104,606	1,258,075	-7.68%	-7.31%	0.00%
	2013		0.00%	0.40%	12.68	13.02	96,847	1,260,078	24.32%	24.82%	0.00%
	2012		0.00%	0.40%	10.20	10.43	188,201	1,962,851	6.06%	6.48%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.00%	0.20%	10.40	15.26	384,455	4,125,634	0.98%	1.18%	3.53%
	2015		0.00%	0.40%	10.02	15.11	480,514	5,076,304	-1.62%	-1.22%	2.93%
	2014		0.00%	0.40%	10.19	15.33	740,074	7,790,900	13.44%	13.89%	2.56%
	2013		0.00%	0.40%	8.98	13.49	991,890	9,174,650	2.89%	3.31%	0.00%
	2012		0.00%	0.40%	8.73	8.93	661,388	5,950,244	24.18%	24.68%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	9.72	9.72	1,119	10,878	3.78%	3.78%	0.63%
	2015	6/2/15	0.00%	0.00%	9.37	9.37	1,982	18,570	-6.75%	-6.75%	0.84%
LVIP Delaware Bond Fund Standard Class
	2016		0.00%	0.40%	10.43	24.28	12,843,768	174,332,327	2.31%	2.72%	2.65%
	2015		0.00%	0.40%	10.19	23.73	11,870,502	159,369,976	-0.02%	0.39%	2.35%
	2014		0.00%	0.40%	10.22	23.74	12,197,031	162,340,862	5.55%	5.97%	2.02%
	2013		0.00%	0.70%	11.74	22.49	11,686,379	152,876,744	-2.99%	-2.31%	1.86%
	2012		0.00%	0.70%	12.04	23.11	8,816,149	142,117,324	5.86%	6.61%	2.22%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2016		0.00%	0.20%	10.13	10.87	79,956	863,029	2.05%	2.25%	0.00%
	2015		0.00%	0.20%	9.92	10.63	60,451	636,835	-0.91%	-0.71%	1.26%
	2014		0.00%	0.20%	10.71	10.71	102,310	1,089,729	0.62%	0.62%	0.96%
	2013		0.00%	0.40%	10.64	10.64	121,016	1,285,046	0.75%	0.75%	0.85%
	2012		0.00%	0.00%	10.56	10.56	58,279	615,463	4.22%	4.22%	1.56%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		0.00%	0.40%	11.87	22.28	52,906	865,499	5.25%	5.62%	1.68%
	2015		0.00%	0.40%	14.77	21.11	42,759	734,645	-1.73%	-1.33%	1.60%
	2014		0.00%	0.40%	15.00	21.42	43,224	817,050	3.93%	4.34%	2.45%
	2013		0.00%	0.40%	14.40	20.55	38,397	699,523	19.76%	20.24%	1.59%
	2012		0.00%	0.40%	12.00	17.11	40,917	622,773	12.84%	13.29%	1.19%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.00%	0.40%	$11.46	$28.90	122,765	$2,350,075	6.22%	6.64%	1.42%
	2015		0.00%	0.40%	18.74	27.13	132,731	2,456,048	-1.05%	-0.66%	1.18%
	2014		0.00%	0.40%	18.90	27.33	164,683	3,440,143	14.74%	15.20%	2.20%
	2013		0.00%	0.40%	16.44	23.75	113,766	2,063,643	35.15%	35.69%	1.39%
	2012		0.00%	0.40%	12.14	17.52	106,334	1,420,318	14.82%	15.28%	0.92%
LVIP Delaware Special Opportunities Fund Standard Class
	2016		0.00%	0.40%	15.20	18.91	1,039,415	19,122,979	19.88%	20.40%	1.74%
	2015		0.00%	0.40%	12.65	15.71	921,853	14,429,247	-0.14%	0.26%	0.88%
	2014		0.00%	0.40%	15.20	15.67	1,563,298	24,431,055	7.20%	7.63%	1.43%
	2013		0.00%	0.40%	14.17	14.55	1,451,948	21,091,436	33.25%	33.78%	1.26%
	2012		0.00%	0.40%	10.64	10.88	1,027,906	11,153,372	14.48%	14.94%	0.72%
LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	9.87	9.87	83,685	826,374	1.97%	1.97%	2.00%
	2015		0.00%	0.00%	9.68	9.68	93,229	902,799	-3.97%	-3.97%	0.75%
	2014		0.00%	0.40%	9.94	10.08	137,562	1,385,211	-7.87%	-7.50%	2.00%
	2013		0.00%	0.40%	10.90	10.90	138,909	1,512,778	15.12%	15.12%	2.68%
	2012		0.00%	0.00%	9.47	9.47	1,633	15,463	18.77%	18.77%	2.66%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.00%	0.40%	14.68	21.97	549,136	11,728,774	13.95%	14.41%	1.57%
	2015		0.00%	0.40%	18.85	19.28	610,382	11,472,245	-2.40%	-2.00%	1.74%
	2014		0.00%	0.40%	19.23	20.13	522,067	10,053,173	12.73%	13.18%	1.84%
	2013		0.00%	0.40%	16.99	17.82	581,856	9,945,153	32.73%	33.26%	1.89%
	2012		0.00%	0.40%	12.75	13.40	587,067	7,535,137	14.86%	15.32%	0.97%
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	2016		0.00%	0.40%	15.07	15.07	118,184	1,614,031	11.13%	11.13%	3.97%
	2015		0.00%	0.00%	13.56	13.56	21,484	291,308	-7.61%	-7.61%	0.16%
	2014		0.00%	0.40%	14.46	14.68	349,330	5,124,644	4.28%	4.70%	0.88%
	2013		0.00%	0.40%	14.02	14.02	410,685	5,755,308	29.18%	29.18%	1.25%
	2012		0.00%	0.00%	10.85	10.85	3,508	38,065	17.41%	17.41%	1.52%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2016		0.00%	0.20%	10.30	11.38	96,358	1,092,244	1.90%	2.11%	1.67%
	2015		0.00%	0.40%	10.94	11.14	86,836	966,444	-0.09%	0.31%	1.59%
	2014		0.00%	0.40%	10.95	11.11	162,096	1,798,296	4.22%	4.64%	1.65%
	2013		0.00%	0.40%	10.62	10.62	162,631	1,725,323	-2.76%	-2.76%	1.51%
	2012		0.00%	0.00%	10.92	10.92	95,609	1,043,895	3.73%	3.73%	1.98%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	10.95	10.95	212,973	2,331,028	2.42%	2.42%	1.38%
	2015		0.00%	0.00%	10.69	10.69	242,452	2,590,964	-8.02%	-8.02%	1.40%
	2014		0.00%	0.20%	11.44	11.62	241,583	2,806,075	-2.18%	-1.99%	1.00%
	2013		0.00%	0.40%	11.54	11.85	338,982	3,975,495	19.45%	19.93%	1.47%
	2012		0.00%	0.40%	9.67	9.88	250,474	2,449,551	20.73%	21.21%	1.92%
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	2016		0.00%	0.00%	9.96	9.96	4,374	43,584	1.34%	1.34%	1.22%
	2015		0.00%	0.00%	9.83	9.83	3,212	31,580	-2.76%	-2.76%	1.37%
	2014	6/5/14	0.00%	0.00%	10.11	10.11	4,231	42,782	-0.63%	-0.63%	5.15%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.00%	0.40%	11.21	18.22	329,672	5,875,453	4.61%	5.02%	2.28%
	2015		0.00%	0.40%	10.69	17.42	319,298	5,415,289	-2.39%	-2.00%	1.74%
	2014		0.00%	0.40%	17.69	18.19	412,505	7,281,253	5.28%	5.70%	2.11%
	2013		0.00%	0.40%	16.74	17.25	324,319	5,432,045	9.31%	9.75%	1.96%
	2012		0.00%	0.40%	15.25	15.74	326,068	4,978,675	9.34%	9.78%	4.18%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.00%	0.40%	10.93	16.61	198,191	3,104,360	4.33%	4.75%	1.73%
	2015		0.00%	0.40%	10.45	15.92	249,760	3,755,249	-4.07%	-3.69%	1.88%
	2014		0.00%	0.40%	15.98	16.92	324,330	5,182,556	3.06%	3.47%	1.98%
	2013		0.00%	0.40%	15.44	16.39	327,937	5,085,168	13.09%	13.55%	0.89%
	2012		0.00%	0.40%	13.60	14.46	696,645	9,500,247	8.71%	9.14%	2.70%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Income Fund Standard Class
	2016		0.00%	0.20%	$9.74	$12.56	499,452	$6,239,238	0.31%	0.51%	0.00%
	2015		0.00%	0.20%	9.71	12.50	430,612	5,347,608	-2.22%	-2.02%	3.25%
	2014		0.00%	0.20%	12.76	12.76	413,422	5,239,970	1.94%	1.94%	0.58%
	2013		0.00%	0.40%	12.52	12.52	433,358	5,419,008	-2.82%	-2.82%	0.26%
	2012		0.00%	0.00%	12.88	12.88	531,397	6,844,039	7.69%	7.69%	1.75%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.00%	0.40%	10.96	17.39	179,373	2,970,174	3.93%	4.34%	0.58%
	2015		0.00%	0.40%	10.53	16.74	672,060	11,019,820	-3.76%	-3.37%	1.91%
	2014		0.00%	0.40%	16.96	17.73	765,696	13,108,240	3.73%	4.15%	2.06%
	2013		0.00%	0.40%	16.28	17.06	744,715	12,235,418	11.41%	11.86%	1.76%
	2012		0.00%	0.40%	14.56	15.28	701,650	10,330,952	9.15%	9.59%	3.39%
LVIP Goldman Sachs Income Builder Fund Standard Class
	2016	3/14/16	0.00%	0.00%	10.56	10.56	2,503	26,439	8.77%	8.77%	4.37%
LVIP Government Money Market Fund Standard Class
	2016		0.00%	0.40%	9.79	11.58	12,908,004	144,421,498	-0.37%	0.03%	0.03%
	2015		0.00%	0.40%	9.82	11.59	10,575,627	119,192,203	-0.38%	0.02%	0.02%
	2014		0.00%	0.40%	9.85	11.60	10,233,942	114,809,994	-0.37%	0.03%	0.03%
	2013		0.00%	0.70%	9.88	12.57	10,017,752	113,822,458	-0.67%	0.02%	0.02%
	2012		0.00%	0.70%	9.91	12.62	9,338,056	105,865,213	-0.67%	0.03%	0.03%
LVIP JPMorgan High Yield Fund Standard Class
	2016		0.00%	0.40%	11.21	15.40	1,433,851	21,698,836	12.81%	13.26%	6.26%
	2015		0.00%	0.40%	13.29	13.59	1,070,115	14,529,899	-4.32%	-3.94%	5.02%
	2014		0.00%	0.40%	14.15	14.15	1,000,166	14,151,906	2.84%	2.84%	4.70%
	2013		0.00%	0.00%	13.76	13.76	540,199	7,432,361	6.57%	6.57%	4.80%
	2012		0.00%	0.00%	12.91	12.91	444,974	5,744,957	14.92%	14.92%	4.83%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	14.80	14.80	36,103	534,364	10.01%	10.01%	0.71%
	2015		0.00%	0.00%	13.45	13.45	40,432	543,982	-7.74%	-7.74%	0.78%
	2014		0.00%	0.20%	14.37	14.58	39,829	580,723	7.91%	8.12%	0.66%
	2013		0.00%	0.20%	13.31	13.49	98,527	1,328,865	23.94%	24.17%	0.57%
	2012		0.00%	0.20%	10.74	10.86	22,824	247,821	13.53%	13.76%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2016		0.00%	0.00%	14.36	14.36	760,666	10,920,698	4.44%	4.44%	1.64%
	2015		0.00%	0.00%	13.75	13.75	513,201	7,055,003	-1.61%	-1.61%	1.81%
	2014		0.00%	0.40%	13.55	13.97	540,049	7,545,302	4.36%	4.78%	2.11%
	2013		0.00%	0.40%	12.99	13.33	377,235	5,029,250	8.49%	8.93%	1.34%
	2012		0.00%	0.40%	11.97	12.24	293,430	3,578,296	8.11%	8.54%	2.29%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016		0.00%	0.20%	13.77	13.77	2,339,328	32,222,237	4.45%	4.45%	2.06%
	2015		0.00%	0.40%	12.74	13.19	2,656,912	35,036,480	-2.60%	-2.21%	2.03%
	2014		0.00%	0.40%	13.08	13.49	2,293,682	30,930,499	3.97%	4.39%	2.28%
	2013		0.00%	0.40%	12.58	12.92	1,639,769	21,180,587	10.69%	11.13%	1.59%
	2012		0.00%	0.40%	11.37	11.62	1,023,231	11,888,949	7.95%	8.38%	2.34%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016		0.00%	0.20%	11.11	13.44	1,985,257	26,644,531	3.51%	3.72%	2.03%
	2015		0.00%	0.40%	10.73	12.96	1,788,615	23,176,082	-3.05%	-2.66%	1.96%
	2014		0.00%	0.40%	12.91	13.31	1,640,802	21,844,985	3.74%	4.16%	2.57%
	2013		0.00%	0.40%	12.45	12.78	1,167,619	14,912,119	13.29%	13.74%	1.53%
	2012		0.00%	0.40%	10.99	11.24	782,304	8,780,376	7.47%	7.90%	1.70%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016		0.00%	0.20%	12.68	12.68	976,225	12,333,306	3.81%	3.81%	1.83%
	2015		0.00%	0.40%	11.80	12.21	936,632	11,433,340	-3.61%	-3.22%	1.78%
	2014		0.00%	0.40%	12.24	12.62	987,591	12,460,643	3.07%	3.48%	2.47%
	2013		0.00%	0.40%	11.88	12.19	855,283	10,427,479	16.07%	16.53%	1.37%
	2012		0.00%	0.40%	10.23	10.46	736,623	7,707,267	6.70%	7.12%	1.46%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2050 Fund Standard Class
	2016		0.00%	0.00%	$11.69	$11.69	207,760	$2,428,448	4.41%	4.41%	1.81%
	2015		0.00%	0.00%	11.19	11.19	199,133	2,229,214	-3.75%	-3.75%	1.81%
	2014		0.00%	0.00%	11.63	11.63	134,371	1,562,760	2.94%	2.94%	2.00%
	2013		0.00%	0.00%	11.30	11.30	108,748	1,228,623	19.04%	19.04%	1.28%
	2012		0.00%	0.00%	9.49	9.49	104,753	994,219	6.01%	6.01%	0.22%
LVIP MFS International Growth Fund Standard Class
	2016		0.00%	0.40%	10.47	10.58	669,553	7,023,960	1.56%	1.66%	1.62%
	2015		0.00%	0.10%	10.40	10.40	504,469	5,245,313	1.29%	1.29%	1.24%
	2014		0.00%	0.20%	10.11	10.27	421,898	4,332,304	-5.24%	-5.05%	0.98%
	2013		0.00%	0.20%	10.67	10.82	448,863	4,853,339	13.38%	13.61%	0.81%
	2012		0.00%	0.40%	9.31	9.52	386,228	3,669,630	18.92%	19.40%	0.99%
LVIP MFS Value Fund Standard Class
	2016		0.00%	0.40%	11.99	17.78	3,675,810	63,751,872	13.61%	14.06%	2.14%
	2015		0.00%	0.40%	12.83	15.59	3,027,807	45,833,083	-0.94%	-0.54%	2.36%
	2014		0.00%	0.40%	15.20	15.67	2,440,904	37,694,743	10.06%	10.51%	2.54%
	2013		0.00%	0.40%	13.81	14.18	2,326,879	32,912,728	35.42%	35.96%	2.01%
	2012		0.00%	0.40%	10.20	10.43	1,717,510	17,870,813	15.87%	16.33%	1.15%
LVIP Mondrian International Value Fund Standard Class
	2016		0.00%	0.40%	8.96	21.99	1,841,073	25,334,613	3.61%	4.01%	2.72%
	2015		0.00%	0.40%	10.41	21.16	1,826,312	25,969,232	-4.17%	-3.79%	3.02%
	2014		0.00%	0.40%	13.30	22.02	1,673,149	25,334,802	-2.93%	-2.54%	3.96%
	2013		0.00%	0.40%	13.68	24.89	1,527,925	25,567,155	21.35%	21.84%	2.93%
	2012		0.00%	0.40%	11.25	20.51	1,267,849	17,685,655	9.18%	9.62%	2.89%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	9.86	9.86	395	3,896	5.90%	5.90%	1.18%
	2015		0.00%	0.00%	9.31	9.31	748	6,968	-6.77%	-6.77%	1.95%
	2014	6/5/14	0.00%	0.00%	9.99	9.99	692	6,918	-2.79%	-2.79%	1.63%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2016		0.00%	0.00%	10.45	10.45	51,524	538,680	2.63%	2.63%	2.86%
	2015		0.00%	0.00%	10.19	10.19	10,475	106,708	1.57%	1.57%	0.58%
	2014	6/11/14	0.00%	0.00%	10.03	10.03	114,624	1,149,696	0.21%	0.21%	1.09%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.00%	0.40%	10.45	13.50	2,038,897	26,409,122	1.87%	2.28%	2.36%
	2015		0.00%	0.40%	12.80	13.20	1,444,957	19,037,576	-0.15%	0.25%	2.19%
	2014		0.00%	0.40%	12.82	13.16	1,711,113	22,378,223	5.33%	5.75%	1.91%
	2013		0.00%	0.40%	12.17	12.45	1,460,280	18,064,217	-2.96%	-2.57%	1.94%
	2012		0.00%	0.40%	12.54	12.77	1,299,704	16,528,498	3.44%	3.85%	2.45%
LVIP SSGA Conservative Index Allocation Fund Standard Class
	2016		0.00%	0.20%	13.86	13.86	71,342	973,585	5.01%	5.01%	2.14%
	2015		0.00%	0.00%	13.20	13.20	62,235	821,563	-0.94%	-0.94%	2.08%
	2014		0.00%	0.00%	13.33	13.33	55,358	737,743	4.73%	4.73%	2.16%
	2013		0.00%	0.00%	12.72	12.72	28,195	358,784	6.80%	6.80%	1.68%
	2012		0.00%	0.00%	11.91	11.91	1,569	18,691	9.10%	9.10%	3.17%
LVIP SSGA Conservative Structured Allocation Fund Standard Class
	2016		0.00%	0.20%	13.98	13.98	34,671	437,104	6.84%	6.84%	2.35%
	2015		0.00%	0.40%	12.80	13.08	26,718	345,318	-2.25%	-1.86%	5.10%
	2014		0.00%	0.40%	13.10	13.33	8,456	111,382	5.12%	5.54%	2.46%
	2013		0.00%	0.40%	12.46	12.63	8,067	100,893	6.64%	7.07%	2.36%
	2012		0.00%	0.40%	11.80	11.80	6,655	77,840	8.35%	8.35%	7.87%
LVIP SSGA Developed International 150 Fund Standard Class
	2016		0.00%	0.10%	11.04	11.13	105,091	1,168,169	9.62%	9.73%	3.89%
	2015		0.00%	0.10%	10.15	10.15	91,568	927,039	-4.30%	-4.30%	4.07%
	2014		0.00%	0.20%	10.45	10.60	31,656	334,905	0.68%	0.91%	3.86%
	2013		0.00%	0.20%	10.38	10.51	19,335	203,120	20.00%	20.31%	3.04%
	2012		0.00%	0.20%	8.65	8.73	20,275	176,722	13.41%	13.64%	3.35%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.00%	0.20%	$9.44	$13.01	123,630	$1,580,126	15.20%	15.43%	2.67%
	2015		0.00%	0.20%	8.20	11.27	128,739	1,426,433	-17.21%	-17.04%	4.24%
	2014		0.00%	0.20%	10.81	13.58	138,464	1,852,267	-3.56%	-3.37%	2.46%
	2013		0.00%	0.40%	11.21	14.06	215,312	2,998,002	-3.22%	-2.83%	2.62%
	2012		0.00%	0.40%	14.21	14.46	156,927	2,241,617	12.20%	12.65%	3.62%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.00%	0.40%	10.68	14.94	92,895	1,256,011	5.20%	5.62%	1.47%
	2015		0.00%	0.40%	10.14	14.20	138,199	1,812,317	-6.89%	-6.52%	2.81%
	2014		0.00%	0.40%	14.39	15.54	149,090	2,149,716	3.56%	3.97%	2.30%
	2013		0.00%	0.40%	13.84	14.98	153,081	2,142,291	9.37%	9.81%	2.04%
	2012		0.00%	0.40%	12.60	13.67	171,767	2,199,508	10.71%	11.15%	3.63%
LVIP SSGA International Index Fund Standard Class
	2016		0.00%	0.20%	8.99	10.35	1,546,319	14,804,341	0.79%	1.00%	3.13%
	2015		0.00%	0.40%	9.21	10.27	1,227,760	11,650,985	-1.61%	-1.22%	2.62%
	2014		0.00%	0.40%	9.36	9.61	1,295,217	12,435,526	-6.20%	-5.84%	3.00%
	2013		0.00%	0.40%	9.98	10.21	987,287	10,073,311	20.50%	20.98%	1.64%
	2012		0.00%	0.40%	8.28	8.44	985,787	8,314,781	17.66%	18.13%	3.54%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/9/16	0.00%	0.00%	10.16	10.16	1,139	11,573	-0.37%	-0.37%	1.04%
LVIP SSGA Large Cap 100 Fund Standard Class
	2016		0.00%	0.00%	21.87	21.87	64,231	1,404,693	21.53%	21.53%	2.38%
	2015		0.00%	0.00%	18.00	18.00	73,060	1,314,758	-4.67%	-4.67%	2.89%
	2014		0.00%	0.20%	18.63	18.88	49,128	925,712	16.49%	16.72%	1.49%
	2013		0.00%	0.20%	15.99	16.17	20,258	327,272	35.58%	35.85%	2.44%
	2012		0.00%	0.20%	11.79	11.90	16,107	191,698	12.00%	12.22%	1.78%
LVIP SSGA Mid-Cap Index Fund Standard Class
	2016		0.00%	0.20%	11.83	11.89	2,296,778	27,275,027	20.07%	20.31%	1.45%
	2015	1/28/15	0.00%	0.40%	9.83	9.88	2,244,023	22,148,295	-8.32%	-1.97%	1.60%
LVIP SSGA Moderate Index Allocation Fund Standard Class
	2016		0.00%	0.20%	15.09	15.09	596,041	7,500,395	6.65%	6.65%	5.68%
	2015		0.00%	0.00%	14.15	14.15	30,763	435,399	-1.48%	-1.48%	1.32%
	2014		0.00%	0.00%	14.37	14.37	54,817	787,468	4.41%	4.41%	1.96%
	2013		0.00%	0.00%	13.76	13.76	50,869	699,859	12.47%	12.47%	1.72%
	2012		0.00%	0.00%	12.23	12.23	6,058	74,103	11.70%	11.70%	3.61%
LVIP SSGA Moderate Structured Allocation Fund Standard Class
	2016		0.00%	0.00%	15.27	15.27	17,900	273,361	9.27%	9.27%	2.45%
	2015		0.00%	0.00%	13.98	13.98	16,128	225,402	-2.69%	-2.69%	3.16%
	2014		0.00%	0.00%	14.36	14.36	10,770	154,680	5.56%	5.56%	4.91%
	2013		0.00%	0.00%	13.61	13.61	3,568	48,541	12.81%	12.81%	2.94%
	2012		0.00%	0.00%	12.06	12.06	2,133	25,723	10.54%	10.54%	4.46%
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	2016		0.00%	0.00%	15.44	15.44	45,120	696,875	7.37%	7.37%	2.17%
	2015		0.00%	0.00%	14.39	14.39	38,813	558,330	-2.04%	-2.04%	2.96%
	2014		0.00%	0.00%	14.68	14.68	25,338	372,059	4.01%	4.01%	2.96%
	2013		0.00%	0.00%	14.12	14.12	15,268	215,560	14.81%	14.81%	2.67%
	2012		0.00%	0.00%	12.30	12.30	3,871	47,604	12.86%	12.86%	3.02%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	2016		0.00%	0.20%	15.91	15.91	83,372	1,288,367	10.48%	10.48%	3.17%
	2015		0.00%	0.40%	14.40	14.40	59,124	848,787	-3.48%	-3.48%	25.02%
	2014		0.00%	0.00%	14.92	14.92	7,736	115,443	5.28%	5.28%	2.28%
	2013		0.00%	0.00%	14.17	14.17	12,118	171,760	15.15%	15.15%	5.35%
	2012		0.00%	0.00%	12.31	12.31	1,395	17,175	11.39%	11.39%	5.80%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.00%	0.40%	12.10	21.68	13,224,961	274,293,650	11.31%	11.76%	1.99%
	2015		0.00%	0.40%	13.21	19.16	11,728,149	221,779,183	0.77%	1.17%	2.11%
	2014		0.00%	0.40%	18.66	18.97	7,154,552	133,486,366	12.97%	13.43%	2.08%
	2013		0.00%	0.40%	16.52	16.76	6,122,015	101,304,809	31.47%	32.00%	1.68%
	2012		0.00%	0.40%	12.53	12.57	5,321,846	66,789,548	15.19%	15.65%	1.20%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.00%	0.40%	$14.55	$20.14	2,309,765	$39,990,622	20.20%	20.68%	1.40%
	2015		0.00%	0.40%	12.08	16.72	2,080,026	30,434,359	-5.10%	-4.71%	1.28%
	2014		0.00%	0.40%	15.05	17.58	1,443,230	22,246,457	4.26%	4.67%	0.82%
	2013		0.00%	0.40%	14.43	16.83	1,509,601	22,240,468	37.36%	37.91%	0.89%
	2012		0.00%	0.40%	10.51	10.74	1,126,974	12,029,372	15.43%	15.89%	0.64%
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	2016		0.00%	0.20%	12.46	24.76	225,403	4,809,607	29.83%	30.09%	2.19%
	2015		0.00%	0.20%	11.57	19.03	214,221	3,571,431	-7.02%	-6.84%	2.31%
	2014		0.00%	0.40%	19.89	20.43	212,275	4,267,434	3.88%	4.30%	3.95%
	2013		0.00%	0.40%	19.15	19.59	150,454	2,941,312	33.95%	34.49%	2.74%
	2012		0.00%	0.40%	14.30	14.56	135,598	1,971,198	13.37%	13.83%	2.79%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016		0.00%	0.40%	12.07	20.51	2,058,822	38,758,796	1.00%	1.39%	0.09%
	2015		0.00%	0.40%	11.93	20.27	2,017,142	37,401,286	10.29%	10.73%	0.00%
	2014		0.00%	0.40%	16.63	18.34	1,698,409	28,865,571	8.28%	8.71%	0.00%
	2013		0.00%	0.40%	15.35	16.91	1,283,692	20,212,246	38.49%	39.05%	0.00%
	2012		0.00%	0.40%	11.09	11.34	282,745	3,201,652	17.84%	18.31%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.00%	0.20%	14.43	31.96	921,926	23,789,241	7.34%	7.56%	0.30%
	2015		0.00%	0.40%	13.44	30.29	841,911	20,436,607	1.69%	2.10%	0.13%
	2014		0.00%	0.40%	19.90	29.78	844,427	19,787,595	11.14%	11.59%	0.26%
	2013		0.00%	0.40%	17.87	26.80	643,485	13,850,939	34.26%	34.80%	0.00%
	2012		0.00%	0.40%	13.28	19.95	595,772	9,575,255	15.82%	16.30%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2016	6/17/16	0.00%	0.00%	10.03	10.03	46,773	469,078	4.14%	4.14%	1.59%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2016		0.00%	0.00%	17.37	17.37	485,561	8,436,594	12.14%	12.14%	1.66%
	2015		0.00%	0.00%	15.49	15.49	474,028	7,344,521	-0.31%	-0.31%	1.80%
	2014		0.00%	0.00%	15.54	15.54	376,967	5,858,755	12.21%	12.21%	2.08%
	2013		0.00%	0.00%	13.85	13.85	352,730	4,885,484	30.52%	30.52%	1.87%
	2012		0.00%	0.00%	10.61	10.61	45,797	485,975	15.17%	15.17%	23.86%
LVIP Vanguard International Equity ETF Fund Standard Class
	2016		0.00%	0.00%	10.52	10.52	519,269	5,460,621	3.72%	3.72%	2.41%
	2015		0.00%	0.00%	10.14	10.14	427,212	4,331,576	-2.95%	-2.95%	2.36%
	2014		0.00%	0.00%	10.45	10.45	405,194	4,233,316	-4.64%	-4.64%	2.28%
	2013		0.00%	0.00%	10.96	10.96	325,093	3,561,739	14.75%	14.75%	3.01%
	2012	2/14/12	0.00%	0.00%	9.55	9.55	31,815	303,768	8.39%	8.39%	9.81%
LVIP Wellington Capital Growth Fund Standard Class
	2016		0.00%	0.00%	18.24	18.24	6,924	126,262	0.10%	0.10%	0.00%
	2015		0.00%	0.00%	18.22	18.22	11,688	212,907	9.42%	9.42%	0.00%
	2014		0.00%	0.20%	16.39	16.65	18,669	308,881	11.15%	11.37%	0.19%
	2013		0.00%	0.20%	14.75	14.95	17,875	265,804	35.73%	36.00%	0.00%
	2012		0.00%	0.20%	10.87	10.99	13,490	148,152	18.82%	19.06%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2016		0.00%	0.20%	14.22	16.65	177,788	2,959,080	12.83%	13.07%	0.49%
	2015		0.00%	0.20%	14.72	14.72	123,990	1,824,069	-1.52%	-1.52%	0.64%
	2014		0.00%	0.40%	14.50	14.95	137,828	2,057,796	7.86%	8.29%	0.35%
	2013		0.00%	0.40%	13.45	13.80	123,666	1,706,397	33.65%	34.15%	0.25%
	2012		0.00%	0.40%	10.06	10.29	149,188	1,534,592	23.62%	24.12%	0.38%
M Capital Appreciation Fund
	2016		0.00%	0.00%	28.23	28.23	15,595	440,314	21.06%	21.06%	0.00%
	2015		0.00%	0.40%	23.32	30.77	94,398	1,706,772	-6.95%	-6.58%	0.00%
	2014		0.00%	0.40%	24.97	33.07	62,153	1,889,857	11.97%	12.42%	0.00%
	2013		0.00%	0.40%	22.21	29.53	61,214	1,684,597	38.65%	39.20%	0.00%
	2012		0.00%	0.40%	15.95	21.30	61,966	1,247,511	16.96%	17.43%	0.30%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M International Equity Fund
	2016		0.00%	0.00%	$12.40	$12.40	24,572	$304,723	-0.05%	-0.05%	0.12%
	2015		0.00%	0.40%	12.41	17.69	219,720	2,674,816	-4.33%	-3.94%	2.07%
	2014		0.00%	0.40%	12.92	18.49	120,089	2,101,733	-7.43%	-7.06%	2.46%
	2013		0.00%	0.40%	13.90	19.98	109,239	2,056,037	15.86%	16.32%	2.56%
	2012		0.00%	0.40%	11.95	17.24	94,483	1,550,576	20.20%	20.68%	2.22%
M Large Cap Growth Fund
	2016		0.00%	0.00%	22.55	22.55	3,179	71,689	-2.32%	-2.32%	0.00%
	2015		0.00%	0.40%	23.09	28.41	21,165	410,980	7.27%	7.70%	0.03%
	2014		0.00%	0.40%	21.43	26.49	37,649	923,370	9.77%	10.21%	0.04%
	2013		0.00%	0.40%	19.45	24.13	40,654	903,718	35.61%	36.15%	0.56%
	2012		0.00%	0.40%	14.28	14.28	43,337	709,875	19.31%	19.31%	0.06%
M Large Cap Value Fund
	2016		0.00%	0.00%	20.05	20.05	3,585	71,857	9.64%	9.64%	0.08%
	2015		0.00%	0.40%	18.28	24.73	86,110	1,403,599	-1.05%	-0.66%	1.32%
	2014		0.00%	0.40%	18.40	24.99	59,061	1,449,652	9.24%	9.68%	1.15%
	2013		0.00%	0.40%	16.78	22.88	60,987	1,372,244	33.68%	34.22%	2.72%
	2012		0.00%	0.40%	12.50	12.50	64,068	1,077,867	17.29%	17.29%	1.23%
MFS VIT Core Equity Series Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.10%	0.35%	18.81	24.79	138,776	2,217,135	10.86%	11.13%	0.79%
	2013		0.10%	0.40%	16.05	22.30	92,336	1,890,677	34.06%	34.47%	1.07%
	2012		0.10%	0.40%	11.97	16.59	71,261	1,125,305	15.76%	16.11%	0.91%
MFS VIT Growth Series Initial Class
	2016		0.00%	0.40%	11.78	31.96	2,791,639	52,062,665	2.03%	2.44%	0.04%
	2015		0.00%	0.40%	14.26	31.23	2,739,540	49,984,648	7.34%	7.56%	0.16%
	2014		0.00%	0.20%	17.52	29.06	2,538,768	44,564,408	8.73%	8.94%	0.10%
	2013		0.00%	0.40%	16.08	26.70	2,660,380	44,921,812	36.31%	36.85%	0.23%
	2012		0.00%	0.40%	11.75	19.53	2,151,638	26,267,178	16.92%	17.39%	0.00%
MFS VIT New Discovery Series Initial Class
	2016		0.00%	0.00%	10.63	10.63	2,205	23,428	9.05%	9.05%	0.00%
	2015		0.00%	0.00%	9.74	9.74	2,039	19,870	-1.89%	-1.89%	0.00%
	2014	9/4/14	0.00%	0.00%	9.93	9.93	1,814	18,014	-1.69%	-1.69%	0.00%
MFS VIT Research Series Initial Class
	2016		0.20%	0.35%	20.03	20.23	4,717	95,348	8.36%	8.52%	0.69%
	2015		0.20%	0.35%	18.48	18.64	14,110	262,986	0.45%	0.60%	0.70%
	2014		0.20%	0.35%	18.40	18.53	17,570	325,541	9.82%	9.98%	0.91%
	2013		0.20%	0.35%	16.76	16.85	9,747	164,173	31.82%	32.02%	0.34%
	2012		0.20%	0.35%	12.71	12.76	8,594	109,656	16.87%	17.04%	0.85%
MFS VIT Total Return Series Initial Class
	2016		0.00%	0.40%	11.23	22.46	2,573,913	43,672,111	8.66%	9.09%	2.72%
	2015		0.00%	0.40%	11.70	20.61	2,291,495	38,437,104	-0.77%	-0.37%	2.60%
	2014		0.00%	0.40%	15.24	20.71	2,131,099	37,558,070	8.07%	8.50%	1.96%
	2013		0.00%	0.40%	14.10	22.07	1,642,968	26,903,930	18.57%	19.05%	1.81%
	2012		0.00%	0.40%	11.89	18.62	882,426	12,400,921	10.81%	11.26%	2.84%
MFS VIT Utilities Series Initial Class
	2016		0.00%	0.40%	9.38	41.35	568,144	12,352,565	11.03%	11.47%	3.75%
	2015		0.00%	0.40%	10.15	37.14	944,106	14,610,216	-14.86%	-14.52%	4.34%
	2014		0.00%	0.40%	18.61	43.49	887,820	16,899,557	12.28%	12.73%	2.15%
	2013		0.00%	0.40%	16.54	38.61	596,103	16,889,355	20.04%	20.52%	2.39%
	2012		0.00%	0.40%	13.75	32.07	498,208	12,265,299	13.03%	13.48%	6.80%
MFS VIT II Core Equity Portfolio Initial Class
	2016		0.10%	0.35%	14.47	27.49	119,097	2,083,496	10.98%	11.26%	0.70%
	2015	3/27/15	0.10%	0.35%	13.02	24.71	133,263	2,116,751	-2.80%	-2.62%	0.54%
Neuberger Berman AMT Large Cap Value Portfolio I Class
	2016		0.20%	0.20%	17.61	17.61	8,574	151,016	27.11%	27.11%	0.69%
	2015		0.20%	0.20%	13.86	13.86	25,179	348,887	-11.98%	-11.98%	0.75%
	2014		0.20%	0.20%	15.74	15.74	27,970	440,322	9.63%	9.63%	0.72%
	2013		0.20%	0.20%	14.36	14.36	30,152	432,962	30.87%	30.87%	1.08%
	2012		0.20%	0.20%	10.97	10.97	39,345	431,688	16.37%	16.37%	0.61%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2016		0.00%	0.40%	$11.23	$32.19	182,655	$3,273,555	3.99%	4.40%	0.00%
	2015		0.00%	0.40%	12.97	30.87	203,411	3,609,435	0.87%	1.28%	0.00%
	2014		0.00%	0.70%	19.04	30.51	345,223	7,102,760	6.83%	7.58%	0.00%
	2013		0.00%	0.70%	17.76	28.39	349,391	8,383,670	31.69%	32.61%	0.00%
	2012		0.00%	0.70%	13.44	21.43	428,745	7,712,637	11.63%	12.41%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		0.00%	0.35%	11.14	31.64	102,341	2,096,813	15.76%	16.17%	0.59%
	2015		0.00%	0.35%	9.62	27.27	133,023	1,889,750	-8.66%	-8.34%	0.55%
	2014		0.00%	0.70%	19.66	30.35	150,112	3,707,484	13.06%	13.84%	1.08%
	2013		0.00%	0.70%	17.27	26.77	176,257	4,153,799	36.10%	37.05%	1.26%
	2012		0.00%	0.70%	12.60	19.61	234,012	4,135,495	14.72%	15.53%	0.61%
Oppenheimer Main Street Fund/VA Non-Service Shares
	2015		0.20%	0.20%	19.15	19.15	30,969	593,220	3.12%	3.12%	0.94%
	2014		0.20%	0.20%	18.58	18.58	32,821	609,659	10.48%	10.48%	0.87%
	2013		0.20%	0.20%	16.81	16.81	28,088	472,247	31.51%	31.51%	1.08%
	2012		0.20%	0.20%	12.78	12.78	29,116	372,236	16.64%	16.64%	0.50%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares
	2016		0.00%	0.00%	11.11	11.11	4,563	50,704	18.05%	18.05%	0.60%
	2015	11/13/15	0.00%	0.00%	9.41	9.41	604	5,685	0.05%	0.05%	0.00%
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	2016		0.00%	0.20%	6.15	9.12	991,707	9,044,659	14.93%	15.16%	1.04%
	2015		0.00%	0.20%	5.35	7.92	894,918	7,087,700	-25.79%	-25.70%	4.49%
	2014		0.00%	0.40%	7.23	10.66	859,827	9,164,013	-18.75%	-18.42%	0.36%
	2013		0.00%	0.40%	8.88	13.07	761,036	9,943,204	-15.04%	-14.70%	1.70%
	2012		0.00%	0.40%	15.10	15.32	418,189	6,405,462	4.97%	5.39%	2.73%
PIMCO VIT Real Return Portfolio Administrative Class
	2016	12/16/16	0.00%	0.00%	9.84	9.84	4,660	45,856	1.81%	1.81%	0.07%
PIMCO VIT Total Return Portfolio Administrative Class
	2016		0.00%	0.20%	10.33	10.40	186,136	1,936,329	2.48%	2.68%	1.85%
	2015		0.00%	0.20%	10.13	10.13	73,485	744,449	0.45%	0.45%	4.51%
	2014		0.00%	0.40%	10.09	10.09	112,744	1,136,844	4.28%	4.28%	1.78%
	2013	5/15/13	0.00%	0.00%	9.67	9.67	394,318	3,814,088	-2.82%	-2.82%	1.90%
T. Rowe Price Equity Income Portfolio
	2016		0.00%	0.20%	13.47	19.23	547,973	10,524,039	18.93%	19.17%	2.23%
	2015		0.00%	0.20%	16.14	16.14	456,395	7,340,871	-6.85%	-6.85%	1.77%
	2014		0.00%	0.40%	17.32	17.32	907,247	15,714,628	7.38%	7.38%	1.79%
	2013		0.00%	0.00%	16.13	16.13	836,569	13,497,805	29.72%	29.72%	1.73%
	2012		0.00%	0.00%	12.44	12.44	311,937	3,879,831	17.15%	17.15%	2.33%
Templeton Foreign VIP Fund Class 2
	2016		0.20%	0.20%	12.38	12.38	52,817	653,677	6.96%	6.96%	1.82%
	2015		0.20%	0.20%	11.57	11.57	48,587	562,192	-6.68%	-6.68%	3.25%
	2014		0.20%	0.20%	12.40	12.40	44,276	548,970	-11.31%	-11.31%	1.85%
	2013		0.20%	0.20%	13.98	13.98	38,895	543,741	22.72%	22.72%	2.41%
	2012		0.20%	0.20%	11.39	11.39	36,611	417,042	18.00%	18.00%	1.99%
Templeton Global Bond VIP Fund Class 1
	2016		0.00%	0.40%	9.80	21.55	607,868	9,880,037	2.80%	3.21%	0.00%
	2015		0.00%	0.40%	9.51	20.88	607,581	9,798,711	-4.48%	-4.10%	7.86%
	2014		0.00%	0.40%	12.78	21.77	581,928	10,756,960	1.71%	2.12%	4.82%
	2013		0.00%	0.40%	12.54	21.32	515,839	9,347,297	1.48%	1.89%	4.96%
	2012		0.00%	0.40%	20.28	20.92	468,299	8,652,297	14.85%	15.31%	6.27%
Templeton Growth VIP Fund Class 1
	2016		0.00%	0.40%	9.45	21.49	90,110	1,051,452	9.45%	9.90%	2.24%
	2015		0.00%	0.40%	8.63	19.63	106,462	1,195,031	-6.61%	-6.24%	2.93%
	2014		0.00%	0.70%	15.14	21.02	141,756	1,902,541	-3.21%	-2.53%	1.58%
	2013		0.00%	0.70%	15.54	21.66	101,201	1,937,485	30.13%	31.05%	2.75%
	2012		0.00%	0.70%	11.86	16.59	136,756	1,911,987	20.55%	21.40%	2.29%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Fund Class 2
	2016		0.20%	0.20%	$15.36	$15.36	1,575	$24,187	9.40%	9.40%	1.82%
	2015		0.20%	0.20%	14.04	14.04	1,831	25,705	-6.67%	-6.67%	2.62%
	2014		0.20%	0.20%	15.04	15.04	1,658	24,949	-3.01%	-3.01%	1.72%
	2013		0.20%	0.20%	15.51	15.51	2,626	40,736	30.56%	30.56%	2.69%
	2012		0.20%	0.20%	11.88	11.88	2,702	32,097	20.83%	20.83%	0.89%
Wells Fargo VT Discovery Fund Class 2
	2016		0.00%	0.00%	11.26	11.26	5,774	65,009	7.65%	7.65%	0.00%
	2015		0.00%	0.00%	10.46	10.46	5,677	59,381	-1.46%	-1.46%	0.00%
	2014	2/20/14	0.00%	0.00%	10.61	10.61	4,193	44,511	-1.55%	-1.55%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$165,054	$228,167
AB VPS Growth and Income Portfolio Class A	181,755	498,885
AB VPS International Value Portfolio Class A	99,254	258,090
AB VPS Large Cap Growth Portfolio Class A	1,294,050	14,161
AB VPS Small/Mid Cap Value Portfolio Class A	6,067,776	5,711,627
American Century VP Income & Growth Fund Class I	1,517,702	469,365
American Century VP Inflation Protection Fund Class II	4,228,554	2,277,917
American Century VP International Fund Class I	103,541	443,140
American Funds Bond Fund Class 2	895,993	797,922
American Funds Capital Income Builder Fund Class 2	14,518	367
American Funds Global Growth Fund Class 2	9,060,565	2,977,266
American Funds Global Small Capitalization Fund Class 2	3,159,116	6,653,806
American Funds Growth Fund Class 2	12,254,694	8,399,518
American Funds Growth-Income Fund Class 2	3,264,734	3,305,291
American Funds High-Income Bond Fund Class 2	2,558,698	879,416
American Funds International Fund Class 2	25,259,054	17,773,955
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	3,827,352	2,225,807
BlackRock Equity Dividend V.I. Fund Class I	447,566	87,726
BlackRock Global Allocation V.I. Fund Class I	7,556,269	4,626,752
ClearBridge Variable Aggressive Growth Portfolio Class I	25,876	5,088
ClearBridge Variable Mid Cap Portfolio Class I	259,319	263,918
ClearBridge Variable Small Cap Growth Portfolio Class I	1,035,450	175,879
Delaware VIP Diversified Income Series Standard Class	9,483,203	9,281,236
Delaware VIP Emerging Markets Series Standard Class	9,197,868	7,476,631
Delaware VIP High Yield Series Standard Class	3,922,693	10,973,259
Delaware VIP International Value Equity Series Standard Class	251,874	3,983
Delaware VIP Limited-Term Diversified Income Series Standard Class	4,288,094	2,167,853
Delaware VIP REIT Series Standard Class	10,096,784	5,691,177
Delaware VIP Small Cap Value Series Standard Class	12,444,516	11,458,434
Delaware VIP Smid Cap Growth Series Standard Class	8,362,208	3,769,627
Delaware VIP U.S. Growth Series Standard Class	4,453,572	1,146,924
Delaware VIP Value Series Standard Class	16,157,079	7,304,916
Deutsche Alternative Asset Allocation VIP Portfolio Class A	293,060	192,774
Deutsche Equity 500 Index VIP Portfolio Class A	18,207,543	17,666,726
Deutsche Small Cap Index VIP Portfolio Class A	13,026,813	14,931,511
Fidelity VIP Asset Manager Portfolio Service Class	123,149	164,249
Fidelity VIP Contrafund Portfolio Service Class	9,884,222	25,571,635
Fidelity VIP Equity-Income Portfolio Service Class	214,001	79,009
Fidelity VIP Freedom 2020 Portfolio Service Class	5,955,557	3,353,007
Fidelity VIP Freedom 2030 Portfolio Service Class	4,755,111	2,752,021
Fidelity VIP Freedom 2040 Portfolio Service Class	2,732,662	2,564,324
Fidelity VIP Freedom 2050 Portfolio Service Class	725,666	566,960
Fidelity VIP Freedom Income Portfolio Service Class	1,223,867	852,713
Fidelity VIP Growth Portfolio Service Class	1,076,262	1,781,081
Fidelity VIP Investment Grade Bond Portfolio Service Class	2,280,552	615,440
Fidelity VIP Mid Cap Portfolio Service Class	8,337,400	14,282,044
Fidelity VIP Overseas Portfolio Service Class	909,662	1,015,405
Franklin Income VIP Fund Class 1	3,018,371	1,437,343
Franklin Mutual Shares VIP Fund Class 1	1,000,394	2,052,783
Franklin Rising Dividends VIP Fund Class 1	464,705	258,495
Franklin Small Cap Value VIP Fund Class 2	1,325,238	278,996
Franklin Small-Mid Cap Growth VIP Fund Class 1	430,268	358,396
Franklin Small-Mid Cap Growth VIP Fund Class 2	27,587	215,449
Franklin U.S. Government Securities VIP Fund Class 1	2,339,754	1,592,071
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	181,783	289,133
Goldman Sachs VIT Mid Cap Value Fund Service Shares	1,132,766	886,546
Invesco V.I. Growth and Income Fund Series I	589,695	139,824

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Janus Aspen Balanced Portfolio Institutional Shares	$751,678	$514,636
Janus Aspen Balanced Portfolio Service Shares	381,962	417,511
Janus Aspen Enterprise Portfolio Institutional Shares	654,461	370,886
Janus Aspen Enterprise Portfolio Service Shares	6,156,431	93,767
Janus Aspen Flexible Bond Portfolio Institutional Shares	290,041	527,330
Janus Aspen Flexible Bond Portfolio Service Shares	3,692,153	2,684,550
Janus Aspen Global Research Portfolio Institutional Shares	71,433	114,166
Janus Aspen Global Research Portfolio Service Shares	2,935	168,353
Janus Aspen Global Technology Portfolio Service Shares	6,940	49,116
JPMorgan Insurance Trust Core Bond Portfolio Class 1	728,727	249,116
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	241,729	—
LVIP AQR Enhanced Global Strategies Fund Standard Class	6,589	30,134
LVIP Baron Growth Opportunities Fund Standard Class	32,042	53,914
LVIP Baron Growth Opportunities Fund Service Class	8,810,121	14,033,009
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	144,935	826,888
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	34,163	84,972
LVIP BlackRock Inflation Protected Bond Fund Standard Class	3,063,782	2,464,587
LVIP BlackRock Multi-Asset Income Fund Standard Class	907,420	4,208
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	138,264	486,757
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	149,130	270,314
LVIP Clarion Global Real Estate Fund Standard Class	1,059,256	1,919,206
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	7,601	15,915
LVIP Delaware Bond Fund Standard Class	42,488,056	25,234,910
LVIP Delaware Diversified Floating Rate Fund Standard Class	306,960	100,938
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	207,321	35,741
LVIP Delaware Social Awareness Fund Standard Class	820,790	742,560
LVIP Delaware Special Opportunities Fund Standard Class	6,921,179	2,659,649
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	216,174	276,441
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	6,204,770	3,112,051
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	1,371,085	61,766
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	293,818	172,907
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	438,498	696,453
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	28,009	15,985
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,529,706	2,274,644
LVIP Global Growth Allocation Managed Risk Fund Standard Class	333,721	1,073,772
LVIP Global Income Fund Standard Class	1,510,324	579,714
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,257,230	9,603,652
LVIP Goldman Sachs Income Builder Fund Standard Class	26,519	309
LVIP Government Money Market Fund Standard Class	124,295,131	117,651,082
LVIP JPMorgan High Yield Fund Standard Class	10,195,620	3,790,378
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	81,016	134,273
LVIP Managed Risk Profile 2010 Fund Standard Class	9,602,824	4,747,119
LVIP Managed Risk Profile 2020 Fund Standard Class	9,354,037	10,750,347
LVIP Managed Risk Profile 2030 Fund Standard Class	9,383,096	4,951,234
LVIP Managed Risk Profile 2040 Fund Standard Class	2,552,239	2,345,999
LVIP Managed Risk Profile 2050 Fund Standard Class	630,217	425,394
LVIP MFS International Growth Fund Standard Class	2,944,489	1,154,761
LVIP MFS Value Fund Standard Class	22,898,194	7,574,440
LVIP Mondrian International Value Fund Standard Class	5,788,185	5,071,111
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	8,118	11,179
LVIP PIMCO Low Duration Bond Fund Standard Class	536,260	100,346
LVIP SSGA Bond Index Fund Standard Class	14,043,767	6,333,523
LVIP SSGA Conservative Index Allocation Fund Standard Class	293,497	122,849
LVIP SSGA Conservative Structured Allocation Fund Standard Class	190,164	107,016
LVIP SSGA Developed International 150 Fund Standard Class	432,750	186,202
LVIP SSGA Emerging Markets 100 Fund Standard Class	431,870	485,376
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	270,116	886,467
LVIP SSGA International Index Fund Standard Class	7,367,404	3,565,750
LVIP SSGA International Managed Volatility Fund Standard Class	66,928	54,282
LVIP SSGA Large Cap 100 Fund Standard Class	584,945	550,250
LVIP SSGA Mid-Cap Index Fund Standard Class	6,454,747	5,248,426

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA Moderate Index Allocation Fund Standard Class	$7,330,658	$210,676
LVIP SSGA Moderate Structured Allocation Fund Standard Class	102,815	63,883
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	136,125	16,547
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	546,139	136,751
LVIP SSGA S&P 500 Index Fund Standard Class	91,544,752	52,422,357
LVIP SSGA Small-Cap Index Fund Standard Class	9,449,911	5,069,563
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	1,482,514	978,741
LVIP T. Rowe Price Growth Stock Fund Standard Class	10,205,084	8,941,789
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	6,325,651	2,535,872
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	547,297	10,985
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2,049,665	1,488,307
LVIP Vanguard International Equity ETF Fund Standard Class	1,411,426	399,595
LVIP Wellington Capital Growth Fund Standard Class	37,292	108,398
LVIP Wellington Mid-Cap Value Fund Standard Class	1,112,872	359,589
M Capital Appreciation Fund	227,701	1,882,124
M International Equity Fund	223,632	2,589,369
M Large Cap Growth Fund	42,329	368,200
M Large Cap Value Fund	129,775	1,636,603
MFS VIT Growth Series Initial Class	13,044,227	8,014,817
MFS VIT New Discovery Series Initial Class	8,018	5,418
MFS VIT Research Series Initial Class	10,072	165,287
MFS VIT Total Return Series Initial Class	9,622,252	5,321,588
MFS VIT Utilities Series Initial Class	3,122,179	5,774,909
MFS VIT II Core Equity Portfolio Initial Class	253,483	313,400
MFS VIT III Mid Cap Value Portfolio Initial Class	21,786	22,973
Neuberger Berman AMT Large Cap Value Portfolio I Class	22,116	223,685
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	358,413	652,627
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	817,729	762,821
Oppenheimer Main Street Fund/VA Non-Service Shares	—	557,363
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	57,495	15,921
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	1,692,429	729,499
PIMCO VIT Real Return Portfolio Administrative Class	45,072	—
PIMCO VIT Total Return Portfolio Administrative Class	1,308,773	106,604
T. Rowe Price Equity Income Portfolio	4,051,120	1,206,965
Templeton Foreign VIP Fund Class 2	86,713	16,983
Templeton Global Bond VIP Fund Class 1	4,901,018	5,136,673
Templeton Growth VIP Fund Class 1	97,587	273,668
Templeton Growth VIP Fund Class 2	1,406	3,612
Wells Fargo VT Discovery Fund Class 2	22,362	16,806

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	37,977	$22.29	$846,519	$783,980
AB VPS Growth and Income Portfolio Class A	60,794	31.21	1,897,396	1,445,625
AB VPS International Value Portfolio Class A	88,126	13.28	1,170,313	1,226,607
AB VPS Large Cap Growth Portfolio Class A	31,692	45.22	1,433,097	1,383,019
AB VPS Small/Mid Cap Value Portfolio Class A	1,156,825	20.29	23,471,989	21,997,906
American Century VP Income & Growth Fund Class I	581,405	9.32	5,418,696	4,858,670
American Century VP Inflation Protection Fund Class II	1,468,007	10.11	14,841,553	15,606,333
American Century VP International Fund Class I	143,296	9.37	1,342,685	1,323,491
American Funds Bond Fund Class 2	11,931	10.67	127,301	130,991
American Funds Capital Income Builder Fund Class 2	1,472	9.46	13,927	14,143
American Funds Global Growth Fund Class 2	761,148	23.85	18,153,384	19,197,517
American Funds Global Small Capitalization Fund Class 2	299,439	19.72	5,904,928	6,620,757
American Funds Growth Fund Class 2	620,405	66.92	41,517,512	40,330,602
American Funds Growth-Income Fund Class 2	313,330	44.00	13,786,517	13,512,073

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds High-Income Bond Fund Class 2	951,389	$10.04	$9,551,949	$9,808,663
American Funds International Fund Class 2	4,670,804	16.76	78,282,676	84,622,122
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	453,065	11.93	5,405,066	5,575,691
BlackRock Equity Dividend V.I. Fund Class I	63,644	11.15	709,628	667,397
BlackRock Global Allocation V.I. Fund Class I	690,441	15.51	10,708,746	11,040,268
ClearBridge Variable Aggressive Growth Portfolio Class I	790	25.08	19,823	20,888
ClearBridge Variable Mid Cap Portfolio Class I	29,250	19.07	557,801	550,723
ClearBridge Variable Small Cap Growth Portfolio Class I	100,532	21.31	2,142,332	2,085,126
Delaware VIP Diversified Income Series Standard Class	5,287,532	10.29	54,408,701	56,074,782
Delaware VIP Emerging Markets Series Standard Class	2,191,271	17.94	39,311,399	41,187,786
Delaware VIP High Yield Series Standard Class	2,120,790	5.14	10,900,858	11,982,901
Delaware VIP International Value Equity Series Standard Class	23,203	11.11	257,781	247,995
Delaware VIP Limited-Term Diversified Income Series Standard Class	784,861	9.82	7,707,331	7,763,627
Delaware VIP REIT Series Standard Class	2,006,203	15.57	31,236,580	28,461,422
Delaware VIP Small Cap Value Series Standard Class	1,369,827	39.84	54,573,910	47,880,250
Delaware VIP Smid Cap Growth Series Standard Class	777,203	28.08	21,823,852	21,573,616
Delaware VIP U.S. Growth Series Standard Class	1,269,113	8.91	11,307,799	14,006,360
Delaware VIP Value Series Standard Class	2,567,327	29.25	75,094,328	62,297,065
Deutsche Alternative Asset Allocation VIP Portfolio Class A	93,946	12.97	1,218,476	1,263,344
Deutsche Equity 500 Index VIP Portfolio Class A	8,249,161	19.58	161,518,570	141,129,886
Deutsche Small Cap Index VIP Portfolio Class A	6,748,085	16.78	113,232,865	101,663,703
Fidelity VIP Asset Manager Portfolio Service Class	89,693	15.16	1,359,744	1,505,059
Fidelity VIP Contrafund Portfolio Service Class	988,796	33.04	32,669,822	30,071,157
Fidelity VIP Equity-Income Portfolio Service Class	69,309	21.86	1,515,097	1,546,419
Fidelity VIP Freedom 2020 Portfolio Service Class	857,747	12.53	10,747,575	10,735,270
Fidelity VIP Freedom 2030 Portfolio Service Class	702,320	12.73	8,940,533	8,859,146
Fidelity VIP Freedom 2040 Portfolio Service Class	204,310	18.37	3,753,167	3,727,308
Fidelity VIP Freedom 2050 Portfolio Service Class	94,140	16.52	1,555,190	1,528,845
Fidelity VIP Freedom Income Portfolio Service Class	241,963	10.97	2,654,335	2,675,642
Fidelity VIP Growth Portfolio Service Class	111,968	59.10	6,617,326	5,821,349
Fidelity VIP Investment Grade Bond Portfolio Service Class	479,461	12.50	5,993,259	6,107,685
Fidelity VIP Mid Cap Portfolio Service Class	1,021,337	33.70	34,419,050	33,325,364
Fidelity VIP Overseas Portfolio Service Class	262,170	17.74	4,650,891	4,751,867
Franklin Income VIP Fund Class 1	920,155	15.88	14,612,054	14,378,993
Franklin Mutual Shares VIP Fund Class 1	139,642	20.40	2,848,701	2,719,519
Franklin Rising Dividends VIP Fund Class 1	35,102	25.51	895,448	917,284
Franklin Small Cap Value VIP Fund Class 2	95,957	19.36	1,857,730	1,727,974
Franklin Small-Mid Cap Growth VIP Fund Class 1	71,921	17.77	1,278,028	1,481,534
Franklin Small-Mid Cap Growth VIP Fund Class 2	10,702	16.27	174,119	213,562
Franklin U.S. Government Securities VIP Fund Class 1	490,615	12.51	6,137,589	6,412,014
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	5,679,028	11.32	64,286,598	67,034,075
Goldman Sachs VIT Mid Cap Value Fund Service Shares	390,238	16.25	6,341,364	6,424,774
Invesco V.I. Growth and Income Fund Series I	78,458	21.05	1,651,545	1,703,001
Janus Aspen Balanced Portfolio Institutional Shares	99,324	30.32	3,011,498	2,859,997
Janus Aspen Balanced Portfolio Service Shares	131,156	31.89	4,182,561	4,091,169
Janus Aspen Enterprise Portfolio Institutional Shares	97,041	59.27	5,751,628	4,183,945
Janus Aspen Enterprise Portfolio Service Shares	138,408	56.22	7,781,276	7,366,251
Janus Aspen Flexible Bond Portfolio Institutional Shares	176,526	11.62	2,051,233	2,190,162
Janus Aspen Flexible Bond Portfolio Service Shares	293,130	12.63	3,702,237	3,829,220
Janus Aspen Global Research Portfolio Institutional Shares	10,129	40.63	411,558	311,735
Janus Aspen Global Research Portfolio Service Shares	7,946	39.87	316,822	243,637
Janus Aspen Global Technology Portfolio Service Shares	23,759	8.49	201,717	151,859
JPMorgan Insurance Trust Core Bond Portfolio Class 1	93,339	10.84	1,011,800	1,033,357
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	12,244	19.40	237,524	241,729
LVIP Baron Growth Opportunities Fund Standard Class	7,460	41.09	306,511	318,000
LVIP Baron Growth Opportunities Fund Service Class	921,397	40.17	37,014,350	37,010,829
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	108,556	18.29	1,985,164	1,784,034
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,050,761	10.16	10,673,626	10,924,700
LVIP BlackRock Multi-Asset Income Fund Standard Class	100,572	9.36	941,153	968,090
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	50,479	31.00	1,564,582	1,334,822
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	73,638	11.92	877,539	852,379
LVIP Clarion Global Real Estate Fund Standard Class	458,881	9.02	4,140,940	4,038,984

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,159	$9.33	$10,809	$11,274
LVIP Delaware Bond Fund Standard Class	13,240,702	13.42	177,650,497	184,975,364
LVIP Delaware Diversified Floating Rate Fund Standard Class	85,916	10.05	863,030	863,803
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	61,309	14.12	865,506	859,548
LVIP Delaware Social Awareness Fund Standard Class	63,790	36.84	2,350,092	2,420,287
LVIP Delaware Special Opportunities Fund Standard Class	499,989	39.08	19,540,587	19,146,622
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	105,493	8.76	924,116	1,001,219
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	451,137	27.25	12,295,288	15,089,736
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	123,850	12.97	1,606,576	1,597,544
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	104,881	10.41	1,092,232	1,108,633
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	79,574	30.02	2,388,824	2,465,652
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	4,596	9.48	43,584	44,778
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	440,677	13.33	5,874,211	5,851,659
LVIP Global Growth Allocation Managed Risk Fund Standard Class	237,024	13.06	3,095,063	2,941,658
LVIP Global Income Fund Standard Class	586,689	10.87	6,374,966	6,736,740
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	218,635	13.51	2,954,409	2,832,071
LVIP Goldman Sachs Income Builder Fund Standard Class	2,747	9.62	26,439	26,214
LVIP Government Money Market Fund Standard Class	11,758,637	10.00	117,586,368	117,586,389
LVIP JPMorgan High Yield Fund Standard Class	2,098,089	10.75	22,554,458	23,207,149
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	34,204	15.62	534,205	482,709
LVIP Managed Risk Profile 2010 Fund Standard Class	1,085,897	11.19	12,152,268	12,467,325
LVIP Managed Risk Profile 2020 Fund Standard Class	3,056,388	11.21	34,249,882	35,059,955
LVIP Managed Risk Profile 2030 Fund Standard Class	2,547,838	10.85	27,646,591	29,075,128
LVIP Managed Risk Profile 2040 Fund Standard Class	1,225,811	10.34	12,671,207	13,016,596
LVIP Managed Risk Profile 2050 Fund Standard Class	264,785	9.51	2,519,164	2,635,060
LVIP MFS International Growth Fund Standard Class	514,834	13.71	7,055,798	7,064,395
LVIP MFS Value Fund Standard Class	1,714,258	37.93	65,016,669	57,300,755
LVIP Mondrian International Value Fund Standard Class	1,714,978	15.38	26,376,365	28,118,972
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	414	9.40	3,896	3,844
LVIP PIMCO Low Duration Bond Fund Standard Class	53,771	10.02	538,680	544,791
LVIP SSGA Bond Index Fund Standard Class	2,400,140	11.16	26,775,957	27,442,415
LVIP SSGA Conservative Index Allocation Fund Standard Class	82,696	12.12	1,002,024	1,003,393
LVIP SSGA Conservative Structured Allocation Fund Standard Class	38,046	11.49	437,106	436,019
LVIP SSGA Developed International 150 Fund Standard Class	148,423	7.92	1,176,102	1,289,864
LVIP SSGA Emerging Markets 100 Fund Standard Class	196,127	8.23	1,614,518	1,823,418
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	111,756	11.23	1,254,684	1,245,885
LVIP SSGA International Index Fund Standard Class	1,885,472	8.15	15,366,593	16,044,805
LVIP SSGA International Managed Volatility Fund Standard Class	1,408	8.22	11,573	11,733
LVIP SSGA Large Cap 100 Fund Standard Class	101,873	13.79	1,404,425	1,467,865
LVIP SSGA Mid-Cap Index Fund Standard Class	2,385,397	11.49	27,403,443	24,102,111
LVIP SSGA Moderate Index Allocation Fund Standard Class	573,576	13.12	7,524,741	7,669,826
LVIP SSGA Moderate Structured Allocation Fund Standard Class	22,232	12.29	273,122	277,111
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	52,353	13.31	696,875	692,701
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	102,520	12.57	1,288,368	1,280,209
LVIP SSGA S&P 500 Index Fund Standard Class	17,379,676	15.56	270,462,523	245,056,232
LVIP SSGA Small-Cap Index Fund Standard Class	1,408,001	28.75	40,484,255	34,429,472
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	340,221	14.16	4,818,553	4,561,437
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,176,077	33.21	39,052,803	33,395,818
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,152,202	21.51	24,783,868	22,306,397
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	54,957	9.77	536,878	536,323
LVIP Vanguard Domestic Equity ETF Fund Standard Class	560,124	15.89	8,900,372	7,972,344
LVIP Vanguard International Equity ETF Fund Standard Class	599,762	9.21	5,522,005	5,742,849
LVIP Wellington Capital Growth Fund Standard Class	3,513	35.92	126,182	107,478
LVIP Wellington Mid-Cap Value Fund Standard Class	117,419	25.20	2,958,953	2,300,846
M Capital Appreciation Fund	15,038	29.28	440,314	411,058
M International Equity Fund	27,403	11.12	304,723	340,050
M Large Cap Growth Fund	3,590	19.97	71,689	77,928
M Large Cap Value Fund	5,575	12.89	71,857	65,434
MFS VIT Growth Series Initial Class	1,394,911	38.76	54,066,743	49,264,375
MFS VIT New Discovery Series Initial Class	1,448	16.18	23,428	22,910
MFS VIT Research Series Initial Class	3,667	26.00	95,349	89,811
MFS VIT Total Return Series Initial Class	1,886,284	23.18	43,724,066	42,548,514

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Utilities Series Initial Class	470,336	$26.81	$12,609,708	$14,080,553
MFS VIT II Core Equity Portfolio Initial Class	96,147	21.67	2,083,516	2,236,045
Neuberger Berman AMT Large Cap Value Portfolio I Class	9,909	15.24	151,018	119,092
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	144,785	22.61	3,273,586	3,709,859
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	123,999	16.91	2,096,823	1,975,377
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	2,106	24.08	50,708	47,000
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	1,161,187	7.87	9,138,545	13,288,715
PIMCO VIT Real Return Portfolio Administrative Class	3,737	12.27	45,856	45,072
PIMCO VIT Total Return Portfolio Administrative Class	181,986	10.64	1,936,329	1,980,581
T. Rowe Price Equity Income Portfolio	374,025	28.34	10,599,860	9,938,293
Templeton Foreign VIP Fund Class 2	48,030	13.61	653,684	671,503
Templeton Global Bond VIP Fund Class 1	593,268	16.85	9,996,568	10,410,021
Templeton Growth VIP Fund Class 1	75,482	13.93	1,051,464	1,110,221
Templeton Growth VIP Fund Class 2	1,765	13.70	24,187	22,444
Wells Fargo VT Discovery Fund Class 2	2,509	25.91	65,009	73,925

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	11,935	(15,155)	(3,220)
AB VPS Growth and Income Portfolio Class A	1,936	(22,565)	(20,629)
AB VPS International Value Portfolio Class A	9,561	(29,670)	(20,109)
AB VPS Large Cap Growth Portfolio Class A	100,203	(817)	99,386
AB VPS Small/Mid Cap Value Portfolio Class A	272,478	(264,532)	7,946
American Century VP Income & Growth Fund Class I	75,204	(25,524)	49,680
American Century VP Inflation Protection Fund Class II	357,367	(205,211)	152,156
American Century VP International Fund Class I	8,079	(31,273)	(23,194)
American Funds Bond Fund Class 2	82,600	(74,795)	7,805
American Funds Capital Income Builder Fund Class 2	1,429	(37)	1,392
American Funds Global Growth Fund Class 2	357,039	(129,328)	227,711
American Funds Global Small Capitalization Fund Class 2	85,234	(352,788)	(267,554)
American Funds Growth Fund Class 2	836,352	(503,791)	332,561
American Funds Growth-Income Fund Class 2	92,370	(180,722)	(88,352)
American Funds High-Income Bond Fund Class 2	175,023	(69,883)	105,140
American Funds International Fund Class 2	1,694,807	(1,120,696)	574,111
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	272,686	(179,859)	92,827
BlackRock Equity Dividend V.I. Fund Class I	33,503	(6,615)	26,888
BlackRock Global Allocation V.I. Fund Class I	455,121	(311,558)	143,563
ClearBridge Variable Aggressive Growth Portfolio Class I	2,388	(473)	1,915
ClearBridge Variable Mid Cap Portfolio Class I	21,131	(21,139)	(8)
ClearBridge Variable Small Cap Growth Portfolio Class I	90,133	(17,289)	72,844
Delaware VIP Diversified Income Series Standard Class	445,160	(518,251)	(73,091)
Delaware VIP Emerging Markets Series Standard Class	601,261	(487,243)	114,018
Delaware VIP High Yield Series Standard Class	137,579	(583,824)	(446,245)
Delaware VIP International Value Equity Series Standard Class	21,106	(309)	20,797
Delaware VIP Limited-Term Diversified Income Series Standard Class	322,384	(151,993)	170,391
Delaware VIP REIT Series Standard Class	418,446	(280,324)	138,122
Delaware VIP Small Cap Value Series Standard Class	652,925	(546,407)	106,518
Delaware VIP Smid Cap Growth Series Standard Class	244,832	(164,555)	80,277
Delaware VIP U.S. Growth Series Standard Class	72,997	(58,212)	14,785
Delaware VIP Value Series Standard Class	834,238	(405,564)	428,674
Deutsche Alternative Asset Allocation VIP Portfolio Class A	18,908	(13,835)	5,073
Deutsche Equity 500 Index VIP Portfolio Class A	478,489	(975,712)	(497,223)
Deutsche Small Cap Index VIP Portfolio Class A	237,294	(845,573)	(608,279)
Fidelity VIP Asset Manager Portfolio Service Class	3,701	(9,969)	(6,268)
Fidelity VIP Contrafund Portfolio Service Class	292,199	(1,323,086)	(1,030,887)
Fidelity VIP Equity-Income Portfolio Service Class	7,287	(4,432)	2,855
Fidelity VIP Freedom 2020 Portfolio Service Class	488,221	(298,589)	189,632

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Freedom 2030 Portfolio Service Class	372,977	(225,106)	147,871
Fidelity VIP Freedom 2040 Portfolio Service Class	209,290	(211,849)	(2,559)
Fidelity VIP Freedom 2050 Portfolio Service Class	55,936	(49,684)	6,252
Fidelity VIP Freedom Income Portfolio Service Class	106,661	(81,895)	24,766
Fidelity VIP Growth Portfolio Service Class	20,786	(84,251)	(63,465)
Fidelity VIP Investment Grade Bond Portfolio Service Class	197,991	(60,281)	137,710
Fidelity VIP Mid Cap Portfolio Service Class	345,350	(777,843)	(432,493)
Fidelity VIP Overseas Portfolio Service Class	58,953	(73,574)	(14,621)
Franklin Income VIP Fund Class 1	168,400	(123,192)	45,208
Franklin Mutual Shares VIP Fund Class 1	56,998	(118,882)	(61,884)
Franklin Rising Dividends VIP Fund Class 1	28,641	(20,793)	7,848
Franklin Small Cap Value VIP Fund Class 2	83,032	(22,840)	60,192
Franklin Small-Mid Cap Growth VIP Fund Class 1	14,647	(17,713)	(3,066)
Franklin Small-Mid Cap Growth VIP Fund Class 2	459	(12,999)	(12,540)
Franklin U.S. Government Securities VIP Fund Class 1	155,991	(113,663)	42,328
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	320	(17,183)	(16,863)
Goldman Sachs VIT Mid Cap Value Fund Service Shares	59,791	(50,445)	9,346
Invesco V.I. Growth and Income Fund Series I	24,323	(7,455)	16,868
Janus Aspen Balanced Portfolio Institutional Shares	40,691	(33,115)	7,576
Janus Aspen Balanced Portfolio Service Shares	18,436	(19,466)	(1,030)
Janus Aspen Enterprise Portfolio Institutional Shares	10,286	(17,114)	(6,828)
Janus Aspen Enterprise Portfolio Service Shares	400,838	(4,760)	396,078
Janus Aspen Flexible Bond Portfolio Institutional Shares	17,836	(40,472)	(22,636)
Janus Aspen Flexible Bond Portfolio Service Shares	340,262	(203,520)	136,742
Janus Aspen Global Research Portfolio Institutional Shares	4,737	(7,967)	(3,230)
Janus Aspen Global Research Portfolio Service Shares	—	(10,390)	(10,390)
Janus Aspen Global Technology Portfolio Service Shares	—	(2,597)	(2,597)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	66,172	(23,407)	42,765
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	21,842	—	21,842
LVIP AQR Enhanced Global Strategies Fund Standard Class	551	(2,803)	(2,252)
LVIP Baron Growth Opportunities Fund Standard Class	295	(2,443)	(2,148)
LVIP Baron Growth Opportunities Fund Service Class	505,119	(778,771)	(273,652)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	7,480	(59,006)	(51,526)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,857	(10,118)	(6,261)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	261,769	(216,866)	44,903
LVIP BlackRock Multi-Asset Income Fund Standard Class	86,340	(419)	85,921
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	7,818	(30,629)	(22,811)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	11,251	(24,666)	(13,415)
LVIP Clarion Global Real Estate Fund Standard Class	83,049	(179,108)	(96,059)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	792	(1,655)	(863)
LVIP Delaware Bond Fund Standard Class	2,591,510	(1,618,244)	973,266
LVIP Delaware Diversified Floating Rate Fund Standard Class	28,744	(9,239)	19,505
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	12,070	(1,923)	10,147
LVIP Delaware Social Awareness Fund Standard Class	31,099	(41,065)	(9,966)
LVIP Delaware Special Opportunities Fund Standard Class	280,710	(163,148)	117,562
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	19,109	(28,653)	(9,544)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	103,778	(165,024)	(61,246)
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	101,016	(4,316)	96,700
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	25,774	(16,252)	9,522
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	38,795	(68,274)	(29,479)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	2,794	(1,632)	1,162
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	133,346	(122,972)	10,374
LVIP Global Growth Allocation Managed Risk Fund Standard Class	18,056	(69,625)	(51,569)
LVIP Global Income Fund Standard Class	116,976	(48,136)	68,840
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	234,308	(726,995)	(492,687)
LVIP Goldman Sachs Income Builder Fund Standard Class	2,533	(30)	2,503
LVIP Government Money Market Fund Standard Class	12,631,196	(10,298,819)	2,332,377
LVIP JPMorgan High Yield Fund Standard Class	635,319	(271,583)	363,736
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	5,421	(9,750)	(4,329)
LVIP Managed Risk Profile 2010 Fund Standard Class	643,605	(396,140)	247,465
LVIP Managed Risk Profile 2020 Fund Standard Class	589,909	(907,493)	(317,584)
LVIP Managed Risk Profile 2030 Fund Standard Class	633,000	(436,358)	196,642

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile 2040 Fund Standard Class	172,296	(132,703)	39,593
LVIP Managed Risk Profile 2050 Fund Standard Class	50,541	(41,914)	8,627
LVIP MFS International Growth Fund Standard Class	276,584	(111,500)	165,084
LVIP MFS Value Fund Standard Class	1,149,041	(501,038)	648,003
LVIP Mondrian International Value Fund Standard Class	427,968	(413,207)	14,761
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	863	(1,216)	(353)
LVIP PIMCO Low Duration Bond Fund Standard Class	50,680	(9,631)	41,049
LVIP SSGA Bond Index Fund Standard Class	1,064,559	(470,619)	593,940
LVIP SSGA Conservative Index Allocation Fund Standard Class	20,395	(11,288)	9,107
LVIP SSGA Conservative Structured Allocation Fund Standard Class	16,734	(8,781)	7,953
LVIP SSGA Developed International 150 Fund Standard Class	32,508	(18,985)	13,523
LVIP SSGA Emerging Markets 100 Fund Standard Class	33,497	(38,606)	(5,109)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	19,279	(64,583)	(45,304)
LVIP SSGA International Index Fund Standard Class	749,390	(430,831)	318,559
LVIP SSGA International Managed Volatility Fund Standard Class	6,562	(5,423)	1,139
LVIP SSGA Large Cap 100 Fund Standard Class	22,748	(31,577)	(8,829)
LVIP SSGA Mid-Cap Index Fund Standard Class	555,322	(502,567)	52,755
LVIP SSGA Moderate Index Allocation Fund Standard Class	575,447	(10,169)	565,278
LVIP SSGA Moderate Structured Allocation Fund Standard Class	6,311	(4,539)	1,772
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	7,434	(1,127)	6,307
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	34,274	(10,026)	24,248
LVIP SSGA S&P 500 Index Fund Standard Class	4,191,770	(2,694,958)	1,496,812
LVIP SSGA Small-Cap Index Fund Standard Class	571,085	(341,346)	229,739
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	63,677	(52,495)	11,182
LVIP T. Rowe Price Growth Stock Fund Standard Class	532,096	(490,416)	41,680
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	219,726	(139,711)	80,015
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	54,654	(7,881)	46,773
LVIP Vanguard Domestic Equity ETF Fund Standard Class	117,015	(105,482)	11,533
LVIP Vanguard International Equity ETF Fund Standard Class	127,717	(35,660)	92,057
LVIP Wellington Capital Growth Fund Standard Class	1,111	(5,875)	(4,764)
LVIP Wellington Mid-Cap Value Fund Standard Class	77,662	(23,864)	53,798
M Capital Appreciation Fund	9,878	(88,681)	(78,803)
M International Equity Fund	17,895	(213,043)	(195,148)
M Large Cap Growth Fund	1,848	(19,834)	(17,986)
M Large Cap Value Fund	7,991	(90,516)	(82,525)
MFS VIT Growth Series Initial Class	536,130	(484,031)	52,099
MFS VIT New Discovery Series Initial Class	745	(579)	166
MFS VIT Research Series Initial Class	2	(9,395)	(9,393)
MFS VIT Total Return Series Initial Class	625,441	(343,023)	282,418
MFS VIT Utilities Series Initial Class	99,642	(475,604)	(375,962)
MFS VIT II Core Equity Portfolio Initial Class	4,437	(18,603)	(14,166)
MFS VIT III Mid Cap Value Portfolio Initial Class	2,239	(2,239)	—
Neuberger Berman AMT Large Cap Value Portfolio I Class	667	(17,272)	(16,605)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	12,602	(33,358)	(20,756)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	34,525	(65,207)	(30,682)
Oppenheimer Main Street Fund/VA Non-Service Shares	—	(30,969)	(30,969)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	5,635	(1,676)	3,959
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	187,356	(90,567)	96,789
PIMCO VIT Real Return Portfolio Administrative Class	4,660	—	4,660
PIMCO VIT Total Return Portfolio Administrative Class	122,824	(10,173)	112,651
T. Rowe Price Equity Income Portfolio	164,928	(73,350)	91,578
Templeton Foreign VIP Fund Class 2	5,645	(1,415)	4,230
Templeton Global Bond VIP Fund Class 1	279,921	(279,634)	287
Templeton Growth VIP Fund Class 1	2,246	(18,598)	(16,352)
Templeton Growth VIP Fund Class 2	6	(262)	(256)
Wells Fargo VT Discovery Fund Class 2	1,765	(1,668)	97

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	18,834	(38,316)	(19,482)
AB VPS Growth and Income Portfolio Class A	32,370	(71,853)	(39,483)
AB VPS International Value Portfolio Class A	31,715	(82,384)	(50,669)
AB VPS Large Cap Growth Portfolio Class A	91,841	(120,656)	(28,815)
AB VPS Small/Mid Cap Value Portfolio Class A	213,836	(179,400)	34,436
American Century VP Income & Growth Fund Class I	130,142	(63,590)	66,552
American Century VP Inflation Protection Fund Class II	169,920	(203,268)	(33,348)
American Century VP International Fund Class I	18,405	(108,792)	(90,387)
American Funds Bond Fund Class 2	5,983	(4,774)	1,209
American Funds Global Growth Fund Class 2	221,637	(200,181)	21,456
American Funds Global Small Capitalization Fund Class 2	176,453	(169,744)	6,709
American Funds Growth Fund Class 2	283,347	(476,866)	(193,519)
American Funds Growth-Income Fund Class 2	227,116	(101,550)	125,566
American Funds High-Income Bond Fund Class 2	134,711	(98,169)	36,542
American Funds International Fund Class 2	829,999	(666,475)	163,524
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	126,340	(452,707)	(326,367)
BlackRock Equity Dividend V.I. Fund Class I	23,559	(5,177)	18,382
BlackRock Global Allocation V.I. Fund Class I	537,115	(354,031)	183,084
ClearBridge Variable Mid Cap Portfolio Class I	49,970	(10,648)	39,322
ClearBridge Variable Small Cap Growth Portfolio Class I	146,492	(33,864)	112,628
Delaware VIP Diversified Income Series Standard Class	694,745	(619,183)	75,562
Delaware VIP Emerging Markets Series Standard Class	647,969	(365,181)	282,788
Delaware VIP High Yield Series Standard Class	245,095	(611,131)	(366,036)
Delaware VIP Limited-Term Diversified Income Series Standard Class	298,617	(383,363)	(84,746)
Delaware VIP REIT Series Standard Class	469,554	(444,008)	25,546
Delaware VIP Small Cap Value Series Standard Class	541,257	(379,810)	161,447
Delaware VIP Smid Cap Growth Series Standard Class	318,923	(167,082)	151,841
Delaware VIP U.S. Growth Series Standard Class	315,697	(137,380)	178,317
Delaware VIP Value Series Standard Class	738,262	(393,695)	344,567
Deutsche Alternative Asset Allocation VIP Portfolio Class A	20,424	(23,188)	(2,764)
Deutsche Equity 500 Index VIP Portfolio Class A	403,648	(1,746,237)	(1,342,589)
Deutsche Small Cap Index VIP Portfolio Class A	480,937	(1,281,540)	(800,603)
Fidelity VIP Asset Manager Portfolio Service Class	16,742	(89,038)	(72,296)
Fidelity VIP Contrafund Portfolio Service Class	449,390	(719,206)	(269,816)
Fidelity VIP Equity-Income Portfolio Service Class	7,949	(243,446)	(235,497)
Fidelity VIP Freedom 2020 Portfolio Service Class	526,970	(173,230)	353,740
Fidelity VIP Freedom 2030 Portfolio Service Class	409,269	(154,338)	254,931
Fidelity VIP Freedom 2040 Portfolio Service Class	228,770	(30,851)	197,919
Fidelity VIP Freedom 2050 Portfolio Service Class	45,053	(33,632)	11,421
Fidelity VIP Freedom Income Portfolio Service Class	215,149	(86,717)	128,432
Fidelity VIP Growth Portfolio Service Class	43,294	(248,471)	(205,177)
Fidelity VIP Investment Grade Bond Portfolio Service Class	511,568	(147,226)	364,342
Fidelity VIP Mid Cap Portfolio Service Class	910,676	(694,817)	215,859
Fidelity VIP Overseas Portfolio Service Class	144,333	(188,264)	(43,931)
Franklin Income VIP Fund Class 1	102,474	(117,593)	(15,119)
Franklin Mutual Shares VIP Fund Class 1	57,704	(145,929)	(88,225)
Franklin Rising Dividends VIP Fund Class 1	49,975	(20,880)	29,095
Franklin Small Cap Value VIP Fund Class 2	68,997	(11,590)	57,407
Franklin Small-Mid Cap Growth VIP Fund Class 1	35,391	(145,475)	(110,084)
Franklin Small-Mid Cap Growth VIP Fund Class 2	331	(3,346)	(3,015)
Franklin U.S. Government Securities VIP Fund Class 1	133,012	(59,145)	73,867
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	3,237,559	(111,723)	3,125,836
Goldman Sachs VIT Mid Cap Value Fund Service Shares	99,712	(21,562)	78,150
Invesco V.I. Growth and Income Fund Series I	24,880	(5,714)	19,166
Janus Aspen Balanced Portfolio Institutional Shares	5,911	(14,367)	(8,456)
Janus Aspen Balanced Portfolio Service Shares	53,775	(34,019)	19,756
Janus Aspen Enterprise Portfolio Institutional Shares	9,546	(20,154)	(10,608)
Janus Aspen Enterprise Portfolio Service Shares	34,065	(188,813)	(154,748)
Janus Aspen Flexible Bond Portfolio Institutional Shares	3,085	(5,202,109)	(5,199,024)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Flexible Bond Portfolio Service Shares	59,217	(773,721)	(714,504)
Janus Aspen Global Research Portfolio Institutional Shares	—	(8,109)	(8,109)
Janus Aspen Global Research Portfolio Service Shares	56	(1,154)	(1,098)
Janus Aspen Global Technology Portfolio Service Shares	—	(694)	(694)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	53,934	(22,066)	31,868
LVIP AQR Enhanced Global Strategies Fund Standard Class	1,731	(1,149)	582
LVIP Baron Growth Opportunities Fund Standard Class	10,139	(3,614)	6,525
LVIP Baron Growth Opportunities Fund Service Class	346,863	(293,006)	53,857
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	28,784	(37,697)	(8,913)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	15,722	(10,319)	5,403
LVIP BlackRock Inflation Protected Bond Fund Standard Class	461,961	(413,037)	48,924
LVIP BlackRock Multi-Asset Income Fund Standard Class	1,535	(1,382)	153
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	18,700	(37,116)	(18,416)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	16,165	(32,725)	(16,560)
LVIP Clarion Global Real Estate Fund Standard Class	213,930	(473,490)	(259,560)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,999	(17)	1,982
LVIP Delaware Bond Fund Standard Class	2,000,662	(2,327,191)	(326,529)
LVIP Delaware Diversified Floating Rate Fund Standard Class	33,136	(74,995)	(41,859)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	18,420	(18,885)	(465)
LVIP Delaware Social Awareness Fund Standard Class	87,973	(119,925)	(31,952)
LVIP Delaware Special Opportunities Fund Standard Class	292,900	(934,345)	(641,445)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	18,172	(62,505)	(44,333)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	249,600	(161,285)	88,315
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	29,071	(356,917)	(327,846)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	33,571	(108,831)	(75,260)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	71,167	(70,298)	869
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	719	(1,738)	(1,019)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	114,370	(207,577)	(93,207)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	55,176	(129,746)	(74,570)
LVIP Global Income Fund Standard Class	71,203	(54,013)	17,190
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	59,957	(153,593)	(93,636)
LVIP Government Money Market Fund Standard Class	9,254,758	(8,913,073)	341,685
LVIP JPMorgan High Yield Fund Standard Class	426,299	(356,350)	69,949
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	5,876	(5,273)	603
LVIP Managed Risk Profile 2010 Fund Standard Class	163,838	(190,686)	(26,848)
LVIP Managed Risk Profile 2020 Fund Standard Class	770,777	(407,547)	363,230
LVIP Managed Risk Profile 2030 Fund Standard Class	632,248	(484,435)	147,813
LVIP Managed Risk Profile 2040 Fund Standard Class	163,973	(214,932)	(50,959)
LVIP Managed Risk Profile 2050 Fund Standard Class	104,017	(39,255)	64,762
LVIP MFS International Growth Fund Standard Class	333,590	(251,019)	82,571
LVIP MFS Value Fund Standard Class	970,167	(383,264)	586,903
LVIP Mondrian International Value Fund Standard Class	351,451	(198,288)	153,163
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	353	(297)	56
LVIP PIMCO Low Duration Bond Fund Standard Class	159,104	(263,253)	(104,149)
LVIP SSGA Bond Index Fund Standard Class	524,808	(790,964)	(266,156)
LVIP SSGA Conservative Index Allocation Fund Standard Class	10,191	(3,314)	6,877
LVIP SSGA Conservative Structured Allocation Fund Standard Class	46,213	(27,951)	18,262
LVIP SSGA Developed International 150 Fund Standard Class	122,079	(62,167)	59,912
LVIP SSGA Emerging Markets 100 Fund Standard Class	52,520	(62,245)	(9,725)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	26,664	(37,555)	(10,891)
LVIP SSGA International Index Fund Standard Class	676,383	(743,840)	(67,457)
LVIP SSGA Large Cap 100 Fund Standard Class	40,042	(16,110)	23,932
LVIP SSGA Mid-Cap Index Fund Standard Class	2,390,844	(146,821)	2,244,023
LVIP SSGA Moderate Index Allocation Fund Standard Class	15,235	(39,289)	(24,054)
LVIP SSGA Moderate Structured Allocation Fund Standard Class	7,150	(1,792)	5,358
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	18,994	(5,519)	13,475
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	57,670	(6,282)	51,388
LVIP SSGA S&P 500 Index Fund Standard Class	7,729,351	(3,155,754)	4,573,597
LVIP SSGA Small-Cap Index Fund Standard Class	1,117,615	(480,819)	636,796
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	62,973	(61,027)	1,946
LVIP T. Rowe Price Growth Stock Fund Standard Class	554,892	(236,159)	318,733
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	189,108	(191,624)	(2,516)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	4,957	(4,957)	—
LVIP Vanguard Domestic Equity ETF Fund Standard Class	160,706	(63,645)	97,061
LVIP Vanguard International Equity ETF Fund Standard Class	105,932	(83,914)	22,018
LVIP Wellington Capital Growth Fund Standard Class	9,723	(16,704)	(6,981)
LVIP Wellington Mid-Cap Value Fund Standard Class	31,865	(45,703)	(13,838)
M Capital Appreciation Fund	51,809	(19,564)	32,245
M International Equity Fund	107,918	(8,287)	99,631
M Large Cap Growth Fund	14,342	(30,826)	(16,484)
M Large Cap Value Fund	30,839	(3,790)	27,049
MFS VIT Core Equity Series Initial Class	2,562	(141,338)	(138,776)
MFS VIT Growth Series Initial Class	461,764	(260,992)	200,772
MFS VIT New Discovery Series Initial Class	308	(83)	225
MFS VIT Research Series Initial Class	375	(3,835)	(3,460)
MFS VIT Total Return Series Initial Class	396,121	(235,725)	160,396
MFS VIT Utilities Series Initial Class	156,187	(99,901)	56,286
MFS VIT II Core Equity Portfolio Initial Class	142,191	(8,928)	133,263
Neuberger Berman AMT Large Cap Value Portfolio I Class	1,001	(3,792)	(2,791)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	28,129	(169,941)	(141,812)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	77,324	(94,413)	(17,089)
Oppenheimer Main Street Fund/VA Non-Service Shares	2,654	(4,506)	(1,852)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	605	(1)	604
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	218,196	(183,105)	35,091
PIMCO VIT Total Return Portfolio Administrative Class	27,564	(66,823)	(39,259)
T. Rowe Price Equity Income Portfolio	130,799	(581,651)	(450,852)
Templeton Foreign VIP Fund Class 2	5,123	(812)	4,311
Templeton Global Bond VIP Fund Class 1	249,851	(224,198)	25,653
Templeton Growth VIP Fund Class 1	11,580	(46,874)	(35,294)
Templeton Growth VIP Fund Class 2	193	(20)	173
Wells Fargo VT Discovery Fund Class 2	2,454	(970)	1,484

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Note – Year-End Unit Values

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2012 through 2016.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016

Subaccount	Product(s)	2012	2013	2014	2015	2016
AB VPS Global Thematic Growth Portfolio Class A
	Lincoln CVUL III Jumbo	16.031411	19.720920	20.677444	21.232483	21.057804
	Lincoln CVUL III Super Jumbo	14.642465	17.985334	18.829408	19.305851	19.118324
	Lincoln CVUL III Super Jumbo/0.15%	11.287299	13.891927	14.573013	14.971678	14.855932
	Lincoln CVUL III SC (Elite)	10.673848	13.064898	13.630252	13.926297	13.742843
	Lincoln CVUL III LC (Elite)	11.039099	13.552545	14.181489	14.533054	14.384695
	Lincoln CVUL III LC (Elite)/0.20%	11.281027	13.877283	14.550370	14.940935	14.817915
	Lincoln Corporate Variable 4 – Band 1	12.766720	15.626595	16.302801	16.656893	16.437469
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.962743	10.214832	10.115611
	Lincoln Corporate Variable 4 – Band 2	13.135551	16.126333	16.874733	17.292502	17.114127
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.531160	12.090457	12.414992	12.312854
	Lincoln Corporate Variable 4 – Band 3	13.218412	16.260525	17.049216	17.506866	17.362837
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.976269	10.254308	10.180120
	Lincoln Corporate Variable 4 – Band 4	12.552832	15.457214	16.223155	16.675305	16.554657
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.536944	14.220485	14.940083	15.371839	15.275892
AB VPS Growth and Income Portfolio Class A
	Lincoln CVUL III Jumbo	18.705796	25.195641	27.544629	27.957380	31.054478
	Lincoln CVUL III Super Jumbo	16.910608	22.743516	24.826630	25.160878	27.906306
	Lincoln CVUL III Super Jumbo/0.15%	12.487024	16.827714	18.405760	18.690911	20.771856
	Lincoln CVUL III SC (Elite)	14.533298	19.477981	21.187721	21.397941	23.649888
	Lincoln CVUL III LC (Elite)	15.025006	20.197429	22.036347	22.321863	24.745141
	Lincoln CVUL III LC (Elite)/0.20%	12.480103	16.809987	18.377189	18.652567	20.718885
	Lincoln Corporate Variable 4 – Band 1	15.294612	20.498317	22.297621	22.518854	24.888766
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.590549	10.733132	11.904277
	Lincoln Corporate Variable 4 – Band 2	15.738101	21.156008	23.082178	23.380616	25.918833
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.884957	12.993178	13.187758	14.648683
	Lincoln Corporate Variable 4 – Band 3	14.320255	19.288510	21.086738	21.402722	23.773699
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.604918	10.774602	11.980174
	Lincoln Corporate Variable 4 – Band 4	15.894003	21.429716	23.451042	23.826275	26.492201
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.806779	17.284502	18.933759	19.255958	21.431919
AB VPS International Value Portfolio Class A
	Lincoln CVUL III Jumbo	7.634406	9.371840	8.772196	8.981425	8.918603
	Lincoln CVUL III Super Jumbo	7.559022	9.265400	8.659560	8.852807	8.777712
	Lincoln CVUL III Super Jumbo/0.15%	11.737994	14.416522	13.500853	13.829783	13.739916
	Lincoln CVUL III SC (Elite)	7.386004	9.021714	8.402333	8.559813	8.457557
	Lincoln CVUL III LC (Elite)	7.533956	9.230062	8.622219	8.810224	8.731125
	Lincoln CVUL III LC (Elite)/0.20%	11.731487	14.401331	13.479882	13.801396	13.704861
	Lincoln Corporate Variable 4 – Band 1	7.385975	9.021679	8.402300	8.559779	8.457524
	Lincoln Corporate Variable 4 – Band 1/0.35%			8.960598	9.160563	9.082858
	Lincoln Corporate Variable 4 – Band 2	7.534256	9.230439	8.622579	8.810501	8.731590
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.219461	10.501528	10.751957	10.676710
	Lincoln Corporate Variable 4 – Band 3	7.634419	9.371869	8.772222	8.981455	8.918634
	Lincoln Corporate Variable 4 – Band 3/0.10%			8.972770	9.195980	9.140792
	Lincoln Corporate Variable 4 – Band 4	7.685079	9.443478	8.848098	9.068205	9.013784
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.736035	9.515596	8.924595	9.155760	9.109916
AB VPS Large Cap Growth Portfolio Class A
	Lincoln CVUL III Jumbo	16.493280	22.608196	25.753934	28.559083	29.251006
	Lincoln CVUL III Super Jumbo	15.882703	21.738644	24.726286	27.378414	27.999705
	Lincoln CVUL III Super Jumbo/0.15%	12.013122	16.475240	18.777011	20.832638	21.348035
	Lincoln CVUL III SC (Elite)	12.440909	16.968421	19.233058	21.221596	21.627353
	Lincoln CVUL III LC (Elite)	12.867682	17.603206	20.012490	22.147944	22.639221
	Lincoln CVUL III LC (Elite)/0.20%	12.006465	16.457885	18.747860	20.789900	21.293593
	Lincoln Corporate Variable 4 – Band 1	14.846552	20.249529	22.952068	25.325120	25.809337
	Lincoln Corporate Variable 4 – Band 1/0.35%			11.064113	12.250843	12.528849
	Lincoln Corporate Variable 4 – Band 2	15.275389	20.896972	23.757061	26.292084	26.875285
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.378643	14.101025	15.636926	16.015773
	Lincoln Corporate Variable 4 – Band 3	15.085461	20.678303	23.555463	26.121141	26.753998
	Lincoln Corporate Variable 4 – Band 3/0.10%			11.079121	12.298162	12.608718
	Lincoln Corporate Variable 4 – Band 4	15.264970	20.945339	23.883566	26.511477	27.180958

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
AB VPS Small/Mid Cap Value Portfolio Class A
	Lincoln CVUL III Jumbo	27.064816	37.290443	40.639115	38.333058	47.854488
	Lincoln CVUL III Super Jumbo	23.717062	32.628905	35.505672	33.440685	41.684379
	Lincoln CVUL III Super Jumbo/0.15%	12.434096	17.140505	18.689061	17.637376	22.029274
	Lincoln CVUL III SC (Elite)	26.418870	36.219062	39.274649	36.861150	45.787605
	Lincoln CVUL III LC (Elite)	27.323255	37.571361	40.865500	38.470817	47.930567
	Lincoln CVUL III LC (Elite)/0.20%	12.427202	17.122450	18.660041	17.601180	21.973085
	Lincoln Corporate Variable 4 – Band 1	21.488596	29.459803	31.945255	29.982053	37.242637
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.275140	9.677548	12.063265
	Lincoln Corporate Variable 4 – Band 2	22.109129	30.401589	33.065444	31.126799	38.780924
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.895936	12.964327	12.228667	15.266104
	Lincoln Corporate Variable 4 – Band 3	17.927653	24.701109	26.919275	25.391746	31.698724
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.289086	9.714950	12.140143
	Lincoln Corporate Variable 4 – Band 4	21.103012	29.105224	31.750602	29.978895	37.462688
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.086539	20.828111	22.743913	21.496288	26.889376
American Century VP Income & Growth Fund Class I
	Lincoln CVUL	12.874097	17.363787	19.398580	18.180527	20.487947
	Lincoln CVUL/0.35%	12.602393	17.056863	19.122483	17.984624	20.338192
	Lincoln CVUL LC	12.606005	17.053233	19.108861	17.962826	20.303394
	Lincoln CVUL LC/0.20%	12.654643	17.153267	19.259422	18.140612	20.545362
	Lincoln CVUL III Jumbo	18.188797	24.654764	27.681986	26.073899	29.530305
	Lincoln CVUL III Super Jumbo	16.945691	22.935352	25.712870	24.182858	27.347561
	Lincoln CVUL III Super Jumbo/0.15%	12.133961	16.455701	18.485443	17.420307	19.739437
	Lincoln CVUL III SC (Elite)	12.874097	17.363787	19.398580	18.180527	20.487947
	Lincoln CVUL III LC (Elite)	12.606005	17.053233	19.108861	17.962826	20.303394
	Lincoln CVUL III LC (Elite)/0.20%	12.654643	17.153267	19.259422	18.140612	20.545362
	Lincoln Corporate Variable 4 – Band 1	15.141491	20.421908	22.815071	21.382494	24.096298
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.575612	9.946323	11.247954
	Lincoln Corporate Variable 4 – Band 2	15.578403	21.074251	23.614578	22.198316	25.090771
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.694809	13.130750	12.367966	14.007484
	Lincoln Corporate Variable 4 – Band 3	13.947342	18.904954	21.226191	19.993109	22.643434
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.589962	9.984758	11.319663
	Lincoln Corporate Variable 4 – Band 4	15.762408	21.385398	24.036159	22.662669	25.692748
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.207097	16.579709	18.652699	17.604322	19.977872
American Century VP Inflation Protection Fund Class II
	Lincoln CVUL	15.587745	14.166504	14.531889	14.074390	14.589421
	Lincoln CVUL/0.35%	12.505961	11.405572	11.740765	11.411016	11.870055
	Lincoln CVUL LC	15.992912	14.578415	14.999352	14.570794	15.149367
	Lincoln CVUL LC/0.20%	12.557499	11.469775	11.824579	11.509731	11.990713
	Lincoln CVUL III Jumbo	16.275885	14.866075	15.325937	14.917862	15.541265
	Lincoln CVUL III Super Jumbo	16.066316	14.652655	15.083275	14.659649	15.249373
	Lincoln CVUL III Super Jumbo/0.15%	10.826372	9.893544	10.204688	9.937942	10.358416
	Lincoln CVUL III SC (Elite)	15.587745	14.166504	14.531889	14.074390	14.589421
	Lincoln CVUL III LC (Elite)	15.992912	14.578415	14.999352	14.570794	15.149367
	Lincoln CVUL III LC (Elite)/0.20%	12.557499	11.469775	11.824579	11.509731	11.990713
	Lincoln Corporate Variable 4 – Band 1	15.587745	14.166504	14.531889	14.074390	14.589421
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.883416	9.605832	9.992252
	Lincoln Corporate Variable 4 – Band 2	15.988353	14.574260	14.995076	14.566637	15.146825
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.148114	9.431091	9.179944	9.563565
	Lincoln Corporate Variable 4 – Band 3	15.764031	14.398557	14.843958	14.448717	15.052561
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.896829	9.642949	10.055968
	Lincoln Corporate Variable 4 – Band 4	16.407702	15.001478	15.481001	15.083880	15.729942
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.162665	13.877018	14.334924	13.981176	14.594594
American Century VP International Fund Class I
	Lincoln CVUL	13.949504	16.956568	15.911054	15.919858	14.939588
	Lincoln CVUL/0.35%	11.789897	14.381625	13.542213	13.597227	12.804711
	Lincoln CVUL LC	13.203877	16.098386	15.151188	15.205131	14.311741
	Lincoln CVUL LC/0.20%	11.838787	14.462921	13.639215	13.715177	12.935176
	Lincoln CVUL III Jumbo	20.303979	24.804472	23.391785	23.522078	22.184341
	Lincoln CVUL III Super Jumbo	20.585838	25.111144	23.645482	23.741539	22.357761

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III Super Jumbo/0.15%	12.465069	15.235632	14.375107	14.462408	13.646730
	Lincoln CVUL III SC (Elite)	13.949504	16.956568	15.911054	15.919858	14.939588
	Lincoln CVUL III LC (Elite)	13.203877	16.098386	15.151188	15.205131	14.311741
	Lincoln CVUL III LC (Elite)/0.20%	11.838787	14.462921	13.639215	13.715177	12.935176
	Lincoln Corporate Variable 4 – Band 1	18.402787	22.369448	20.985023	20.996065	19.703227
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.309400	9.346490	8.802121
	Lincoln Corporate Variable 4 – Band 2	18.925056	23.073724	21.716100	21.793539	20.513078
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.149646	10.514641	10.573208	9.972063
	Lincoln Corporate Variable 4 – Band 3	17.365036	21.214098	20.005893	20.117327	18.973224
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.322042	9.383346	8.858554
	Lincoln Corporate Variable 4 – Band 4	18.868988	23.074444	21.782074	21.925325	20.699089
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.003679	17.141894	16.197988	16.320829	15.423452
American Funds Bond Fund Class 2
	Lincoln CVUL	17.768743	17.263977	18.048392	17.971658	18.371740
	Lincoln CVUL/0.35%	11.582797	11.293220	11.847731	11.838722	12.144700
	Lincoln CVUL LC	18.435777	17.965884	18.838612	18.814878	19.291511
	Lincoln CVUL LC/0.20%	11.634035	11.360206	11.935893	11.944720	12.271828
	Lincoln CVUL III Jumbo		9.710520	10.202608	10.210154	10.489760
	Lincoln CVUL III Super Jumbo		9.700985	10.177316	10.169577	10.432415
	Lincoln CVUL III Super Jumbo/0.15%		9.713701	10.211053	10.223715	10.508945
	Lincoln CVUL III SC (Elite)		17.263977	18.048392	17.971658	18.371740
	Lincoln CVUL III LC (Elite)		17.965884	18.838612	18.814878	19.291511
	Lincoln CVUL III LC (Elite)/0.20%		11.360206	11.935893	11.944720	12.271828
	Lincoln Corporate Variable 4 – Band 1		9.678773	10.118543	10.075523	10.299823
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.153766	10.146045	10.408275
	Lincoln Corporate Variable 4 – Band 2		9.697809	10.168899	10.156087	10.413369
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.710520	10.202608	10.210154	10.489760
	Lincoln Corporate Variable 4 – Band 3		9.710520	10.202608	10.210154	10.489760
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.167544	10.185243	10.474635
	Lincoln Corporate Variable 4 – Band 4		9.716882	10.219505	10.237294	10.528165
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.723261	10.236422	10.264500	10.566693
American Funds Capital Income Builder Fund Class 2
	Lincoln CVUL III Jumbo					9.994151
	Lincoln CVUL III Super Jumbo					9.984205
	Lincoln CVUL III Super Jumbo/0.15%					9.997469
	Lincoln CVUL III SC (Elite)					9.961035
	Lincoln CVUL III LC (Elite)					9.980892
	Lincoln CVUL III LC (Elite)/0.20%					9.994151
	Lincoln Corporate Variable 4 – Band 1					9.961035
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.984205
	Lincoln Corporate Variable 4 – Band 2					9.980892
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.994151
	Lincoln Corporate Variable 4 – Band 3					9.994151
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.000788
	Lincoln Corporate Variable 4 – Band 4					10.000788
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.007444
American Funds Global Growth Fund Class 2
	Lincoln CVUL	15.445301	19.812707	20.129624	21.375830	21.358536
	Lincoln CVUL/0.35%	12.116551	15.597155	15.902206	16.945914	16.991552
	Lincoln CVUL LC	16.042814	20.640962	21.034140	22.403465	22.452576
	Lincoln CVUL LC/0.20%	12.166794	15.685323	16.016105	17.092916	17.164672
	Lincoln CVUL III Jumbo	19.719792	25.422584	25.958712	27.703989	27.820286
	Lincoln CVUL III Super Jumbo	19.465835	25.057597	25.547677	27.224445	27.297765
	Lincoln CVUL III Super Jumbo/0.15%	12.664866	16.335595	16.688433	17.819352	17.903101
	Lincoln CVUL III SC (Elite)	18.885908	24.226200	24.613714	26.137526	26.116379
	Lincoln CVUL III LC (Elite)	19.382038	24.937266	25.412347	27.066680	27.126014
	Lincoln CVUL III LC (Elite)/0.20%	12.657861	16.318265	16.662395	17.782657	17.857306
	Lincoln Corporate Variable 4 – Band 1	18.885439	24.225701	24.613214	26.136995	26.115849
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.122233	10.786585	10.815635
	Lincoln Corporate Variable 4 – Band 2	19.381905	24.937089	25.412100	27.066442	27.126760

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.693545	11.939967	12.742726	12.796217
	Lincoln Corporate Variable 4 – Band 3	19.432847	25.052655	25.580982	27.300863	27.415468
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.135966	10.828260	10.884576
	Lincoln Corporate Variable 4 – Band 4	19.890972	25.668904	26.236448	28.028422	28.174236
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.053228	20.737083	21.216793	22.688596	22.829438
American Funds Global Small Capitalization Fund Class 2
	Lincoln CVUL	18.707892	23.830842	24.166988	24.062255	24.395799
	Lincoln CVUL/0.35%	10.920232	13.959349	14.205900	14.193964	14.441163
	Lincoln CVUL LC	19.199408	24.530372	24.951147	24.917713	25.339003
	Lincoln CVUL LC/0.20%	10.965568	14.038310	14.307702	14.317149	14.588355
	Lincoln CVUL III Jumbo	29.855157	38.221129	38.954597	38.980337	39.718730
	Lincoln CVUL III Super Jumbo	27.422912	35.054748	35.673887	35.643914	36.264680
	Lincoln CVUL III Super Jumbo/0.15%	11.883987	15.221704	15.521571	15.539601	15.841880
	Lincoln CVUL III SC (Elite)	27.074896	34.489057	34.975542	34.823969	35.306688
	Lincoln CVUL III LC (Elite)	27.998782	35.773098	36.385400	36.336730	36.951085
	Lincoln CVUL III LC (Elite)/0.20%	11.877370	15.205630	15.497708	15.507963	15.801700
	Lincoln Corporate Variable 4 – Band 1	23.441747	29.861054	30.282286	30.151052	30.568996
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.739300	9.731117	9.900592
	Lincoln Corporate Variable 4 – Band 2	24.118723	30.815601	31.344192	31.302194	31.831058
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.388849	11.607407	11.615076	11.835097
	Lincoln Corporate Variable 4 – Band 3	20.139038	25.782366	26.277138	26.294486	26.792575
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.752513	9.768728	9.963732
	Lincoln Corporate Variable 4 – Band 4	21.968496	28.152583	28.721552	28.769320	29.343647
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.263094	18.296403	18.684855	18.734660	19.127755
American Funds Growth Fund Class 2
	Lincoln CVUL	16.515151	21.336689	22.990743	24.396082	26.524372
	Lincoln CVUL/0.35%	12.584826	16.314422	17.639905	18.782852	20.491969
	Lincoln CVUL LC	17.181891	22.264732	24.062779	25.610404	27.928252
	Lincoln CVUL LC/0.20%	12.636668	16.407674	17.768238	18.948865	20.705168
	Lincoln CVUL III Jumbo	21.754146	28.245969	30.588193	32.620656	35.644146
	Lincoln CVUL III Super Jumbo	19.919549	25.825156	27.924725	29.735568	32.442971
	Lincoln CVUL III Super Jumbo/0.15%	12.185871	15.830258	17.151515	18.300313	20.006499
	Lincoln CVUL III SC (Elite)	16.515151	21.336689	22.990743	24.396082	26.524372
	Lincoln CVUL III LC (Elite)	17.181891	22.264732	24.062779	25.610404	27.928252
	Lincoln CVUL III LC (Elite)/0.20%	12.636668	16.407674	17.768238	18.948865	20.705168
	Lincoln Corporate Variable 4 – Band 1	17.651024	22.804168	24.571969	26.073977	28.348645
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.444892	11.122220	12.134888
	Lincoln Corporate Variable 4 – Band 2	18.161645	23.534318	25.434923	27.070770	29.520766
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.667191	12.634685	13.474210	14.723086
	Lincoln Corporate Variable 4 – Band 3	16.933528	21.986793	23.809992	25.392070	27.745632
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.459061	11.165184	12.212244
	Lincoln Corporate Variable 4 – Band 4	18.221804	23.683170	25.672694	27.405937	29.976043
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.757056	17.898140	19.421098	20.753021	22.721921
American Funds Growth-Income Fund Class 2
	Lincoln CVUL	16.799755	22.271249	24.467824	24.650599	27.298830
	Lincoln CVUL/0.35%	12.184352	16.209249	17.870367	18.067001	20.078070
	Lincoln CVUL LC	17.485484	23.249889	25.619719	25.888670	28.756008
	Lincoln CVUL LC/0.20%	12.234892	16.300895	17.998378	18.223742	20.282642
	Lincoln CVUL III Jumbo	19.175140	25.547587	28.207969	28.561173	31.787988
	Lincoln CVUL III Super Jumbo	17.472239	23.243901	25.625928	25.907899	28.791752
	Lincoln CVUL III Super Jumbo/0.15%	12.208291	16.273584	17.977208	18.211414	20.279055
	Lincoln CVUL III SC (Elite)	16.799755	22.271249	24.467824	24.650599	27.298830
	Lincoln CVUL III LC (Elite)	17.485484	23.249889	25.619719	25.888670	28.756008
	Lincoln CVUL III LC (Elite)/0.20%	12.234892	16.300895	17.998378	18.223742	20.282642
	Lincoln Corporate Variable 4 – Band 1	15.757295	20.889272	22.949530	23.120973	25.604876
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.443654	10.558570	11.733865
	Lincoln Corporate Variable 4 – Band 2	16.212481	21.557231	23.754531	24.003900	26.662462
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.779900	13.005510	13.168360	14.656110
	Lincoln Corporate Variable 4 – Band 3	14.575475	19.419421	21.441664	21.710137	24.162928
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.457828	10.599373	11.808676

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 4	16.077337	21.441703	23.698200	24.018948	26.759323
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.012219	17.371231	19.218565	19.498176	21.744488
American Funds High-Income Bond Fund Class 2
	Lincoln CVUL	22.230235	23.532824	23.516789	21.648525	25.301305
	Lincoln CVUL/0.35%	12.589059	13.373434	13.411172	12.389042	14.530190
	Lincoln CVUL LC	23.143969	24.573651	24.634239	22.744318	26.661801
	Lincoln CVUL LC/0.20%	12.641247	13.449028	13.507227	12.496515	14.678222
	Lincoln CVUL III Jumbo	23.524080	25.027276	25.135570	23.254737	27.314670
	Lincoln CVUL III Super Jumbo	19.448613	20.660380	20.718681	19.139610	22.447431
	Lincoln CVUL III Super Jumbo/0.15%	11.592104	12.339009	12.398598	11.476580	13.486958
	Lincoln CVUL III SC (Elite)	22.230235	23.532824	23.516789	21.648525	25.301305
	Lincoln CVUL III LC (Elite)	23.143969	24.573651	24.634239	22.744318	26.661801
	Lincoln CVUL III LC (Elite)/0.20%	12.641247	13.449028	13.507227	12.496515	14.678222
	Lincoln Corporate Variable 4 – Band 1	18.196022	19.262370	19.249253	17.720019	20.709938
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.667714	8.930895	10.474389
	Lincoln Corporate Variable 4 – Band 2	18.720884	19.877368	19.923497	18.395848	21.564281
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.167031	10.210652	9.446612	11.095852
	Lincoln Corporate Variable 4 – Band 3	17.051607	18.141209	18.219701	16.856361	19.799233
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.680818	8.965391	10.541143
	Lincoln Corporate Variable 4 – Band 4	18.609917	19.818899	19.924569	18.452112	21.695245
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.917864	16.968916	17.076455	15.830307	18.631243
American Funds International Fund Class 2
	Lincoln CVUL	17.927696	21.654226	20.932687	19.845837	20.403492
	Lincoln CVUL/0.35%	10.830383	13.127470	12.734557	12.115726	12.499828
	Lincoln CVUL LC	18.398602	22.289742	21.611785	20.551282	21.192220
	Lincoln CVUL LC/0.20%	10.875318	13.201709	12.825804	12.220868	12.627223
	Lincoln CVUL III Jumbo	24.891417	30.216060	29.355690	27.971116	28.901181
	Lincoln CVUL III Super Jumbo	23.631075	28.643144	27.785838	26.435595	27.273676
	Lincoln CVUL III Super Jumbo/0.15%	12.114649	14.713501	14.301701	13.633975	14.094360
	Lincoln CVUL III SC (Elite)	20.749652	25.062767	24.227651	22.969724	23.615158
	Lincoln CVUL III LC (Elite)	21.464274	26.003776	25.212716	23.975598	24.721413
	Lincoln CVUL III LC (Elite)/0.20%	12.107931	14.697998	14.279486	13.605986	14.058399
	Lincoln Corporate Variable 4 – Band 1	21.143326	25.538268	24.687321	23.405572	24.063254
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.392093	8.935672	9.218951
	Lincoln Corporate Variable 4 – Band 2	21.755613	26.356729	25.555073	24.301071	25.058953
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.235668	10.914309	10.399532	10.745326
	Lincoln Corporate Variable 4 – Band 3	18.122605	21.999298	21.372892	20.364830	21.042098
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.404847	8.970231	9.277771
	Lincoln Corporate Variable 4 – Band 4	20.858291	25.345502	24.648461	23.509420	24.315426
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.013869	17.045676	16.593483	15.842519	16.402057
American Funds U.S. Government/AAA-Rated Securities Fund Class 2
	Lincoln CVUL	17.926691	17.253917	17.992879	18.151335	18.238655
	Lincoln CVUL/0.35%	11.349517	10.961884	11.471439	11.613035	11.709812
	Lincoln CVUL LC	18.609888	17.965301	18.791010	19.013445	19.162311
	Lincoln CVUL LC/0.20%	11.396568	11.023855	11.553607	11.713771	11.829118
	Lincoln CVUL III Jumbo	15.154472	14.658858	15.363289	15.576268	15.729648
	Lincoln CVUL III Super Jumbo	14.510379	14.014789	14.666257	14.847288	14.971018
	Lincoln CVUL III Super Jumbo/0.15%	10.242360	9.912349	10.393880	10.543239	10.652383
	Lincoln CVUL III SC (Elite)	17.926691	17.253917	17.992879	18.151335	18.238655
	Lincoln CVUL III LC (Elite)	18.609888	17.965301	18.791010	19.013445	19.162311
	Lincoln CVUL III LC (Elite)/0.20%	11.396568	11.023855	11.553607	11.713771	11.829118
	Lincoln Corporate Variable 4 – Band 1	14.003183	13.475183	14.046792	14.167809	14.235965
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.152907	10.278167	10.361014
	Lincoln Corporate Variable 4 – Band 2	14.403166	13.904285	14.543343	14.715497	14.830680
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.679639	10.144262	10.284892	10.386168
	Lincoln Corporate Variable 4 – Band 3	14.531222	14.055993	14.731450	14.935670	15.082742
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.166683	10.317936	10.431356
	Lincoln Corporate Variable 4 – Band 4	14.957162	14.482480	15.193617	15.419652	15.587065
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.152888	13.717441	14.405409	14.634345	14.808035

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
BlackRock Equity Dividend V.I. Fund Class I
	Lincoln CVUL III Jumbo		11.220310	12.244076	12.144628	14.107415
	Lincoln CVUL III Super Jumbo		11.209301	12.213731	12.096365	14.030303
	Lincoln CVUL III Super Jumbo/0.15%		11.223982	12.254208	12.160758	14.133213
	Lincoln CVUL III SC (Elite)		11.183657	12.143216	11.984495	13.852007
	Lincoln CVUL III LC (Elite)		11.205634	12.203632	12.080320	14.004693
	Lincoln CVUL III LC (Elite)/0.20%		11.220310	12.244076	12.144628	14.107415
	Lincoln Corporate Variable 4 – Band 1		11.183657	12.143216	11.984495	13.852007
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.491733	10.390914	12.052189
	Lincoln Corporate Variable 4 – Band 2		11.205634	12.203632	12.080320	14.004693
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.220310	12.244076	12.144628	14.107415
	Lincoln Corporate Variable 4 – Band 3		11.220310	12.244076	12.144628	14.107415
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.505970	10.431068	12.129029
	Lincoln Corporate Variable 4 – Band 4		11.227655	12.264348	12.176910	14.159059
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		11.235004	12.284706	12.209329	14.210952
BlackRock Global Allocation V.I. Fund Class I
	Lincoln CVUL III Jumbo	13.616374	15.594565	15.891733	15.747316	16.362451
	Lincoln CVUL III Super Jumbo	13.542623	15.486860	15.758318	15.591701	16.176481
	Lincoln CVUL III Super Jumbo/0.15%	11.178599	12.809029	13.059647	12.947440	13.459930
	Lincoln CVUL III SC (Elite)	13.372084	15.238429	15.451351	15.234547	15.750721
	Lincoln CVUL III LC (Elite)	13.518113	15.451086	15.714059	15.540135	16.114923
	Lincoln CVUL III LC (Elite)/0.20%	11.172406	12.795492	13.039547	12.918616	13.421435
	Lincoln Corporate Variable 4 – Band 1	13.372187	15.238546	15.451470	15.234665	15.750843
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.915684	9.810842	10.178806
	Lincoln Corporate Variable 4 – Band 2	13.519187	15.452349	15.715351	15.541384	16.116217
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.690466	10.894260	10.795235	11.216930
	Lincoln Corporate Variable 4 – Band 3	13.616374	15.594565	15.891733	15.747316	16.362451
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.929145	9.848760	10.243716
	Lincoln Corporate Variable 4 – Band 4	13.665764	15.666782	15.981303	15.851920	16.487616
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.715330	15.739356	16.071477	15.957318	16.613842
ClearBridge Variable Aggressive Growth Portfolio Class I
	Lincoln CVUL III Jumbo					10.637101
	Lincoln CVUL III Super Jumbo					10.626517
	Lincoln CVUL III Super Jumbo/0.15%					10.640631
	Lincoln CVUL III SC (Elite)					10.601863
	Lincoln CVUL III LC (Elite)					10.622992
	Lincoln CVUL III LC (Elite)/0.20%					10.637101
	Lincoln Corporate Variable 4 – Band 1					10.601863
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.626517
	Lincoln Corporate Variable 4 – Band 2					10.622992
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.637101
	Lincoln Corporate Variable 4 – Band 3					10.637101
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.644162
	Lincoln Corporate Variable 4 – Band 4					10.644162
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.651216
ClearBridge Variable Mid Cap Portfolio Class I
	Lincoln CVUL III Jumbo		10.483829	11.312113	11.549777	12.603347
	Lincoln CVUL III Super Jumbo		10.481678	11.292838	11.512811	12.544184
	Lincoln CVUL III Super Jumbo/0.15%		10.484547	11.318546	11.562125	12.623130
	Lincoln CVUL III SC (Elite)		10.476659	11.247990	11.427016	12.407212
	Lincoln CVUL III LC (Elite)		10.480960	11.286421	11.500515	12.524524
	Lincoln CVUL III LC (Elite)/0.20%		10.483829	11.312113	11.549777	12.603347
	Lincoln Corporate Variable 4 – Band 1		10.476659	11.247990	11.427016	12.407212
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.340257	10.541674	11.486048
	Lincoln Corporate Variable 4 – Band 2		10.480960	11.286421	11.500515	12.524524
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.483829	11.312113	11.549777	12.603347
	Lincoln Corporate Variable 4 – Band 3		10.483829	11.312113	11.549777	12.603347
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.354292	10.582411	11.559289
	Lincoln Corporate Variable 4 – Band 4		10.485264	11.324982	11.574487	12.642944
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.486699	11.337869	11.599255	12.682673

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
ClearBridge Variable Small Cap Growth Portfolio Class I
	Lincoln CVUL III Jumbo		10.592442	11.002428	10.500048	11.087140
	Lincoln CVUL III Super Jumbo		10.590269	10.983680	10.466435	11.035085
	Lincoln CVUL III Super Jumbo/0.15%		10.593166	11.008685	10.511276	11.104546
	Lincoln CVUL III SC (Elite)		10.585199	10.940056	10.388421	10.914570
	Lincoln CVUL III LC (Elite)		10.589544	10.977437	10.455254	11.017788
	Lincoln CVUL III LC (Elite)/0.20%		10.592442	11.002428	10.500048	11.087140
	Lincoln Corporate Variable 4 – Band 1		10.585199	10.940056	10.388421	10.914570
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.807235	10.298300	10.857815
	Lincoln Corporate Variable 4 – Band 2		10.589544	10.977437	10.455251	11.017792
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.592442	11.002428	10.500048	11.087126
	Lincoln Corporate Variable 4 – Band 3		10.592442	11.002428	10.500048	11.087140
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.821902	10.338104	10.927061
	Lincoln Corporate Variable 4 – Band 4		10.593891	11.014945	10.522515	11.121977
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.595340	11.027473	10.545027	11.156922
Delaware VIP Diversified Income Series Standard Class
	Lincoln CVUL	17.983399	17.632664	18.440480	18.113689	18.620970
	Lincoln CVUL/0.35%	11.859696	11.669169	12.246557	12.071712	12.453286
	Lincoln CVUL LC	18.461891	18.156218	19.045059	18.763767	19.347195
	Lincoln CVUL LC/0.20%	11.908857	11.735134	12.334271	12.176425	12.580161
	Lincoln CVUL III Jumbo	18.783543	18.509532	19.454533	19.205568	19.842370
	Lincoln CVUL III Super Jumbo	18.541694	18.243821	19.146520	18.873163	19.469724
	Lincoln CVUL III Super Jumbo/0.15%	10.809572	10.657212	11.206915	11.069031	11.441766
	Lincoln CVUL III SC (Elite)	17.983399	17.632664	18.440480	18.113689	18.620970
	Lincoln CVUL III LC (Elite)	18.461891	18.156218	19.045059	18.763767	19.347195
	Lincoln CVUL III LC (Elite)/0.20%	11.908857	11.735134	12.334271	12.176425	12.580161
	Lincoln Corporate Variable 4 – Band 1	17.989205	17.638356	18.446446	18.119550	18.626995
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.064608	9.920909	10.234509
	Lincoln Corporate Variable 4 – Band 2	18.461751	18.156080	19.044914	18.763625	19.344874
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.692364	10.187206	10.056839	10.390294
	Lincoln Corporate Variable 4 – Band 3	18.299517	18.032566	18.953217	18.710667	19.331059
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.078253	9.959234	10.299747
	Lincoln Corporate Variable 4 – Band 4	18.946569	18.688861	19.662665	19.430459	20.094797
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.181069	16.964334	17.866134	17.672809	18.295334
Delaware VIP Emerging Markets Series Standard Class
	Lincoln CVUL	27.830641	30.437938	27.789226	23.592297	26.692133
	Lincoln CVUL/0.35%	10.671998	11.712709	10.730997	9.142318	10.379780
	Lincoln CVUL LC	28.561713	31.331324	28.690894	24.433014	27.728157
	Lincoln CVUL LC/0.20%	10.716254	11.778932	10.807884	9.221665	10.485573
	Lincoln CVUL III Jumbo	29.059345	31.941014	29.307816	25.006457	28.433799
	Lincoln CVUL III Super Jumbo	28.685131	31.482446	28.843714	24.573523	27.899682
	Lincoln CVUL III Super Jumbo/0.15%	11.610795	12.768560	11.721792	10.006455	11.383608
	Lincoln CVUL III SC (Elite)	27.830641	30.437938	27.789226	23.592297	26.692133
	Lincoln CVUL III LC (Elite)	28.561713	31.331324	28.690894	24.433014	27.728157
	Lincoln CVUL III LC (Elite)/0.20%	10.716254	11.778932	10.807884	9.221665	10.485573
	Lincoln Corporate Variable 4 – Band 1	27.830141	30.437391	27.788727	23.591873	26.691654
	Lincoln Corporate Variable 4 – Band 1/0.35%			8.773229	7.474389	8.486088
	Lincoln Corporate Variable 4 – Band 2	28.561704	31.331317	28.690891	24.431088	27.724113
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.578154	9.705955	8.281461	9.416504
	Lincoln Corporate Variable 4 – Band 3	26.725596	29.375837	26.954102	22.998183	26.150274
	Lincoln Corporate Variable 4 – Band 3/0.10%			8.785150	7.503311	8.540231
	Lincoln Corporate Variable 4 – Band 4	29.312595	32.251603	29.622432	25.300224	28.796594
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.451796	19.220795	17.671585	15.108251	17.213324
Delaware VIP High Yield Series Standard Class
	Lincoln CVUL	19.933550	21.618717	21.406456	19.854897	22.311582
	Lincoln CVUL/0.35%	13.150962	14.312728	14.221894	13.237354	14.927371
	Lincoln CVUL LC	22.067284	24.004724	23.840697	22.180109	24.999352
	Lincoln CVUL LC/0.20%	13.205480	14.393631	14.323755	13.352188	15.079458
	Lincoln CVUL III Jumbo	28.300767	30.847103	30.697351	28.615178	32.316903
	Lincoln CVUL III Super Jumbo	23.323866	25.384315	25.223216	23.477087	26.474413

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III Super Jumbo/0.15%	12.103722	13.199340	13.141831	12.256563	13.849020
	Lincoln CVUL III SC (Elite)	19.933550	21.618717	21.406456	19.854897	22.311582
	Lincoln CVUL III LC (Elite)	22.067284	24.004724	23.840697	22.180109	24.999352
	Lincoln CVUL III LC (Elite)/0.20%	13.205480	14.393631	14.323755	13.352188	15.079458
	Lincoln Corporate Variable 4 – Band 1	21.799382	23.642344	23.410303	21.713503	24.400157
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.479464	8.823229	9.949693
	Lincoln Corporate Variable 4 – Band 2	22.429502	24.398743	24.231779	22.543005	25.408258
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.251906	10.202137	9.510135	10.740387
	Lincoln Corporate Variable 4 – Band 3	20.222151	22.041621	21.934612	20.446806	23.091852
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.492334	8.857337	10.013145
	Lincoln Corporate Variable 4 – Band 4	22.523829	24.574945	24.480114	22.842491	25.823254
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.194390	19.871106	19.814230	18.507247	20.943213
Delaware VIP International Value Equity Series Standard Class
	Lincoln CVUL	16.439890	20.044801	18.179033	18.140184	18.767511
	Lincoln CVUL/0.35%	10.593789	12.962034	11.796775	11.812860	12.264208
	Lincoln CVUL LC	17.683298	21.625596	19.671657	19.688627	20.430680
	Lincoln CVUL LC/0.20%	10.642713	13.041429	11.886862	11.920947	12.395000
Delaware VIP Limited-Term Diversified Income Series Standard Class
	Lincoln CVUL	13.029503	12.801087	12.927387	12.938296	13.116546
	Lincoln CVUL/0.35%	10.732133	10.580964	10.722822	10.769497	10.956145
	Lincoln CVUL LC	13.326193	13.132003	13.301526	13.353413	13.578053
	Lincoln CVUL LC/0.20%	10.776631	10.640787	10.799592	10.862818	11.067658
	Lincoln CVUL III Jumbo	13.535920	13.365293	13.564812	13.644307	13.901614
	Lincoln CVUL III Super Jumbo	13.381964	13.193471	13.370355	13.428553	13.661286
	Lincoln CVUL III Super Jumbo/0.15%	10.299490	10.174747	10.331801	10.397546	10.598923
	Lincoln CVUL III SC (Elite)	13.029503	12.801087	12.927387	12.938296	13.116546
	Lincoln CVUL III LC (Elite)	13.326193	13.132003	13.301526	13.353413	13.578053
	Lincoln CVUL III LC (Elite)/0.20%	10.776631	10.640787	10.799592	10.862818	11.067658
	Lincoln Corporate Variable 4 – Band 1	13.029503	12.801087	12.927387	12.938296	13.116546
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.034783	10.078463	10.253134
	Lincoln Corporate Variable 4 – Band 2	13.325298	13.131131	13.300388	13.351353	13.575207
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.897570	10.046646	10.106157	10.296742
	Lincoln Corporate Variable 4 – Band 3	13.529670	13.359235	13.558617	13.638076	13.895265
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.048401	10.117400	10.318522
	Lincoln Corporate Variable 4 – Band 4	13.639539	13.481082	13.696018	13.790064	14.064176
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.604857	13.460441	13.688651	13.796357	14.084619
Delaware VIP REIT Series Standard Class
	Lincoln CVUL	35.690782	36.200744	46.539126	47.946079	50.406005
	Lincoln CVUL/0.35%	14.878957	15.144476	19.537685	20.198913	21.309606
	Lincoln CVUL LC	41.486228	42.205441	54.421486	56.235188	59.297812
	Lincoln CVUL LC/0.20%	14.940560	15.230013	19.677492	20.373989	21.526535
	Lincoln CVUL III Jumbo	28.707355	29.263516	37.809069	39.147346	41.361891
	Lincoln CVUL III Super Jumbo	25.215546	25.665525	33.110749	34.231341	36.113645
	Lincoln CVUL III Super Jumbo/0.15%	12.653560	12.905156	16.682057	17.281168	18.267876
	Lincoln CVUL III SC (Elite)	35.690782	36.200744	46.539126	47.946079	50.406005
	Lincoln CVUL III LC (Elite)	41.486228	42.205441	54.421486	56.235188	59.297812
	Lincoln CVUL III LC (Elite)/0.20%	14.940560	15.230013	19.677492	20.373989	21.526535
	Lincoln Corporate Variable 4 – Band 1	22.985674	23.314126	29.972270	30.878380	32.462629
	Lincoln Corporate Variable 4 – Band 1/0.35%			11.243196	11.623703	12.262883
	Lincoln Corporate Variable 4 – Band 2	23.649326	24.059320	31.023110	32.057000	33.802857
	Lincoln Corporate Variable 4 – Band 2/0.20%		8.882122	11.475890	11.882088	12.554253
	Lincoln Corporate Variable 4 – Band 3	19.033896	19.402652	25.068624	25.955946	27.424260
	Lincoln Corporate Variable 4 – Band 3/0.10%			11.258435	11.668594	12.340999
	Lincoln Corporate Variable 4 – Band 4	23.251888	23.726079	30.685217	31.803130	33.635797
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.101120	15.424505	19.968627	20.716821	21.932529
Delaware VIP Small Cap Value Series Standard Class
	Lincoln CVUL	30.057278	39.848582	41.891005	39.011196	50.905399
	Lincoln CVUL/0.35%	13.404774	17.833701	18.813505	17.581632	23.022505
	Lincoln CVUL LC	34.223380	45.507690	47.983944	44.819616	58.660336
	Lincoln CVUL LC/0.20%	13.460380	17.934536	18.948286	17.734189	23.257101

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III Jumbo	27.881268	37.148850	39.248690	36.733853	48.173786
	Lincoln CVUL III Super Jumbo	24.951323	33.195221	35.019004	32.726026	42.853535
	Lincoln CVUL III Super Jumbo/0.15%	12.063240	16.081028	16.998507	15.917299	20.884815
	Lincoln CVUL III SC (Elite)	30.057278	39.848582	41.891005	39.011196	50.905399
	Lincoln CVUL III LC (Elite)	34.223380	45.507690	47.983944	44.819616	58.660336
	Lincoln CVUL III LC (Elite)/0.20%	13.460380	17.934536	18.948286	17.734189	23.257101
	Lincoln Corporate Variable 4 – Band 1	21.972404	29.130026	30.624398	28.526792	37.224385
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.091401	9.430636	12.349074
	Lincoln Corporate Variable 4 – Band 2	22.607286	30.061693	31.697460	29.607151	38.750216
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.894220	12.565186	11.760079	15.422491
	Lincoln Corporate Variable 4 – Band 3	19.391478	25.837098	27.297540	25.548466	33.504879
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.105095	9.467084	12.427806
	Lincoln Corporate Variable 4 – Band 4	21.908184	29.219526	30.902053	28.950977	38.005061
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.190576	20.280326	21.469575	20.134178	26.457332
Delaware VIP Smid Cap Growth Series Standard Class
	Lincoln CVUL	18.952385	26.597770	27.243823	29.093365	31.286683
	Lincoln CVUL/0.35%	15.287847	21.530737	22.131308	23.716625	25.594095
	Lincoln CVUL LC	19.675752	27.695804	28.453756	30.476736	32.872763
	Lincoln CVUL LC/0.20%	15.351322	21.651893	22.288968	23.921448	25.853739
	Lincoln CVUL III Jumbo	25.875563	36.495555	37.569388	40.321027	43.578018
	Lincoln CVUL III Super Jumbo	23.072245	32.492968	33.398897	35.791355	38.624505
	Lincoln CVUL III Super Jumbo/0.15%	11.298073	15.943050	16.420360	17.631826	19.065588
	Lincoln CVUL III SC (Elite)	18.952385	26.597770	27.243823	29.093365	31.286683
	Lincoln CVUL III LC (Elite)	19.675752	27.695804	28.453756	30.476736	32.872763
	Lincoln CVUL III LC (Elite)/0.20%	15.351322	21.651893	22.288968	23.921448	25.853739
	Lincoln Corporate Variable 4 – Band 1	20.481181	28.743281	29.441448	31.440183	33.810425
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.838818	11.615234	12.534665
	Lincoln Corporate Variable 4 – Band 2	21.071803	29.660900	30.472632	32.639174	35.205095
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.465385	12.832163	13.772011	14.884466
	Lincoln Corporate Variable 4 – Band 3	19.715624	27.807426	28.625632	30.722218	33.203850
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.853518	11.660099	12.614565
	Lincoln Corporate Variable 4 – Band 4	20.402020	28.804273	29.681462	31.887251	34.497451
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.007897	24.036337	24.793106	26.662263	28.873605
Delaware VIP U.S. Growth Series Standard Class
	Lincoln CVUL III Jumbo	18.470315	24.839944	27.959285	29.406925	27.832618
	Lincoln CVUL III Super Jumbo	17.442184	23.422125	26.323914	27.645374	26.126147
	Lincoln CVUL III Super Jumbo/0.15%	12.262201	16.499155	18.580365	19.552171	18.514696
	Lincoln CVUL III SC (Elite)	13.780181	18.440028	20.652188	21.613135	20.354031
	Lincoln CVUL III LC (Elite)	14.253385	19.130506	21.489858	22.557523	21.307030
	Lincoln CVUL III LC (Elite)/0.20%	12.255417	16.481757	18.551494	19.512028	18.467442
	Lincoln Corporate Variable 4 – Band 1	16.324274	21.844420	24.464988	25.603345	24.111786
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.900656	11.447869	10.818762
	Lincoln Corporate Variable 4 – Band 2	16.822241	22.578365	25.362913	26.622811	25.159616
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.995262	13.503601	14.202598	13.442250
	Lincoln Corporate Variable 4 – Band 3	16.992393	22.852342	25.722115	27.053909	25.605571
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.915445	11.492101	10.887748
	Lincoln Corporate Variable 4 – Band 4	17.032809	22.929623	25.834825	27.199625	25.769211
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.986549	18.847542	21.256832	22.402208	21.245352
Delaware VIP Value Series Standard Class
	Lincoln CVUL III Jumbo	21.106776	28.161852	32.038594	31.842525	36.433313
	Lincoln CVUL III Super Jumbo	19.277317	25.682364	29.173998	28.951989	33.076418
	Lincoln CVUL III Super Jumbo/0.15%	12.278172	16.390415	18.656033	18.551138	21.236295
	Lincoln CVUL III SC (Elite)	17.209366	22.847283	25.862815	25.576308	29.117807
	Lincoln CVUL III LC (Elite)	17.793712	23.693980	26.901833	26.684537	30.470605
	Lincoln CVUL III LC (Elite)/0.20%	12.271386	16.373172	18.627017	18.513019	21.182069
	Lincoln Corporate Variable 4 – Band 1	17.582871	23.343151	26.424130	26.131405	29.749767
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.581776	10.501251	11.997233
	Lincoln Corporate Variable 4 – Band 2	18.090955	24.089787	27.351226	27.129516	30.978842
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.518957	13.105795	13.025589	14.903510
	Lincoln Corporate Variable 4 – Band 3	16.031448	21.390062	24.334605	24.185681	27.672469

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.596136	10.541835	12.073731
	Lincoln Corporate Variable 4 – Band 4	18.229596	24.347277	27.726618	27.584505	31.592980
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.892421	18.573129	21.172187	21.084754	24.172849
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	Lincoln CVUL III Jumbo	13.826304	13.927551	14.386230	13.453788	14.138404
	Lincoln CVUL III Super Jumbo	13.751423	13.831359	14.265456	13.320836	13.977712
	Lincoln CVUL III Super Jumbo/0.15%	11.071130	11.157780	11.531006	10.789020	11.343703
	Lincoln CVUL III SC (Elite)	13.578272	13.609482	13.987573	13.015696	13.609826
	Lincoln CVUL III LC (Elite)	13.726553	13.799442	14.225423	13.276811	13.924555
	Lincoln CVUL III LC (Elite)/0.20%	11.064992	11.146019	11.513093	10.766874	11.314762
	Lincoln Corporate Variable 4 – Band 1	13.578272	13.609482	13.987573	13.015696	13.609826
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.839251	9.187723	9.640787
	Lincoln Corporate Variable 4 – Band 2	13.726553	13.799442	14.225423	13.276811	13.924555
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.759774	10.081195	9.427783	9.907530
	Lincoln Corporate Variable 4 – Band 3	13.826304	13.927551	14.386230	13.453788	14.138404
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.852607	9.223235	9.702266
	Lincoln Corporate Variable 4 – Band 4	13.876450	13.992050	14.467313	13.543159	14.246555
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.926896	14.056967	14.548978	13.633239	14.355654
Deutsche Equity 500 Index VIP Portfolio Class A
	Lincoln CVUL	12.448199	16.307908	18.362724	18.440821	20.439056
	Lincoln CVUL/0.35%	12.669274	16.656191	18.821670	18.968091	21.100630
	Lincoln CVUL LC	12.280651	16.136711	18.224546	18.357830	20.405297
	Lincoln CVUL LC/0.20%	12.721807	16.749824	18.954832	19.130883	21.310123
	Lincoln CVUL III Jumbo	18.569081	24.448480	27.666967	27.923935	31.104813
	Lincoln CVUL III Super Jumbo	17.332599	22.786323	25.747359	25.947540	28.859982
	Lincoln CVUL III Super Jumbo/0.15%	12.207144	16.080239	18.206199	18.384488	20.488943
	Lincoln CVUL III SC (Elite)	12.448199	16.307908	18.362724	18.440821	20.439056
	Lincoln CVUL III LC (Elite)	12.280651	16.136711	18.224546	18.357830	20.405297
	Lincoln CVUL III LC (Elite)/0.20%	12.721807	16.749824	18.954832	19.130883	21.310123
	Lincoln Corporate Variable 4 – Band 1	15.761484	20.648515	23.250253	23.349137	25.879234
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.710461	10.793732	12.005258
	Lincoln Corporate Variable 4 – Band 2	16.218156	21.310569	24.067801	24.242799	26.950382
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.555167	13.076332	13.197784	14.701174
	Lincoln Corporate Variable 4 – Band 3	14.909517	19.630214	22.214407	22.420732	24.974782
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.724992	10.835436	12.081794
	Lincoln Corporate Variable 4 – Band 4	16.329964	21.521900	24.379482	24.630540	27.463697
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.294707	17.539132	19.887771	20.112680	22.448590
Deutsche Small Cap Index VIP Portfolio Class A
	Lincoln CVUL	19.970857	27.494074	28.596895	27.092320	32.560356
	Lincoln CVUL/0.35%	12.726903	17.582619	18.352006	17.447443	21.042324
	Lincoln CVUL LC	21.116418	29.158427	30.419280	28.912930	34.850994
	Lincoln CVUL LC/0.20%	12.779682	17.682011	18.483456	17.598810	21.256715
	Lincoln CVUL III Jumbo	23.895696	33.062163	34.560718	32.906585	39.746209
	Lincoln CVUL III Super Jumbo	21.433506	29.611065	30.906798	29.383414	35.437590
	Lincoln CVUL III Super Jumbo/0.15%	12.273108	16.989595	17.768538	16.926573	20.454973
	Lincoln CVUL III SC (Elite)	19.970857	27.494074	28.596895	27.092320	32.560356
	Lincoln CVUL III LC (Elite)	21.116418	29.158427	30.419280	28.912930	34.850994
	Lincoln CVUL III LC (Elite)/0.20%	12.779682	17.682011	18.483456	17.598810	21.256715
	Lincoln Corporate Variable 4 – Band 1	18.590741	25.594209	26.620826	25.220268	30.310468
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.370208	9.859067	11.890344
	Lincoln Corporate Variable 4 – Band 2	19.127358	26.411853	27.553812	26.182650	31.561280
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.200883	12.753667	12.143256	14.667229
	Lincoln Corporate Variable 4 – Band 3	16.659469	23.050092	24.094837	22.941616	27.710023
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.384286	9.897175	11.966247
	Lincoln Corporate Variable 4 – Band 4	17.848153	24.719432	25.865696	24.652380	29.806139
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.668899	18.950155	19.848739	18.936603	22.918329
Fidelity VIP Asset Manager Portfolio Service Class
	Lincoln CVUL	15.355929	17.617278	18.489053	18.364753	18.785470
	Lincoln CVUL/0.35%	11.897217	13.697066	14.425253	14.378523	14.759480

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL LC	15.358790	17.673480	18.603766	18.534228	19.015782
	Lincoln CVUL LC/0.20%	11.946560	13.774502	14.528586	14.503266	14.909871
	Lincoln CVUL III Jumbo	17.852474	20.584095	21.710964	21.673124	22.280743
	Lincoln CVUL III Super Jumbo	16.578302	19.086321	20.101021	20.035904	20.566753
	Lincoln CVUL III Super Jumbo/0.15%	11.391448	13.141029	13.867362	13.850118	14.245533
	Lincoln CVUL III SC (Elite)	15.355929	17.617278	18.489053	18.364753	18.785470
	Lincoln CVUL III LC (Elite)	15.358790	17.673480	18.603766	18.534228	19.015782
	Lincoln CVUL III LC (Elite)/0.20%	11.946560	13.774502	14.528586	14.503266	14.909871
	Lincoln Corporate Variable 4 – Band 1	15.338052	17.596768	18.467529	18.343373	18.763600
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.999361	9.966969	10.231042
	Lincoln Corporate Variable 4 – Band 2	15.780917	18.159225	19.115081	19.043714	19.538505
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.817744	11.410405	11.390520	11.709861
	Lincoln Corporate Variable 4 – Band 3	15.452547	17.817040	18.792438	18.759685	19.285624
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.012935	10.005487	10.296286
	Lincoln Corporate Variable 4 – Band 4	16.203857	18.701928	19.745504	19.730817	20.304265
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.517649	16.772499	17.726115	17.730652	18.264207
Fidelity VIP Contrafund Portfolio Service Class
	Lincoln CVUL	18.387415	23.946061	26.588895	26.550699	28.451510
	Lincoln CVUL/0.35%	12.459904	16.283324	18.143971	18.181075	19.550581
	Lincoln CVUL LC	18.620786	24.322786	27.088327	27.130711	29.160379
	Lincoln CVUL LC/0.20%	12.511929	16.375987	18.274469	18.339717	19.751178
	Lincoln CVUL III Jumbo	22.810254	29.854743	33.315829	33.434781	36.007989
	Lincoln CVUL III Super Jumbo	21.511906	28.113258	31.325437	31.390147	33.755336
	Lincoln CVUL III Super Jumbo/0.15%	12.130659	15.884903	17.735318	17.807545	19.187638
	Lincoln CVUL III SC (Elite)	18.387415	23.946061	26.588895	26.550699	28.451510
	Lincoln CVUL III LC (Elite)	18.620786	24.322786	27.088327	27.130711	29.160379
	Lincoln CVUL III LC (Elite)/0.20%	12.511929	16.375987	18.274469	18.339717	19.751178
	Lincoln Corporate Variable 4 – Band 1	19.529422	25.433313	28.240269	28.200922	30.219875
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.617756	10.639680	11.441354
	Lincoln Corporate Variable 4 – Band 2	20.093110	26.245959	29.230169	29.275883	31.466059
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.765157	13.128547	13.175422	14.189430
	Lincoln Corporate Variable 4 – Band 3	17.911466	23.443064	26.160839	26.254247	28.274826
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.632173	10.680814	11.514337
	Lincoln Corporate Variable 4 – Band 4	19.718850	25.834421	28.858266	28.990287	31.252668
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.252386	18.691265	20.899910	21.016535	22.679313
Fidelity VIP Equity-Income Portfolio Service Class
	Lincoln CVUL III Jumbo	18.562485	23.714651	25.713697	24.613135	28.961505
	Lincoln CVUL III Super Jumbo	17.269307	22.029497	23.850691	22.795633	26.782725
	Lincoln CVUL III Super Jumbo/0.15%	12.470665	15.939960	17.292275	16.560437	19.495887
	Lincoln CVUL III SC (Elite)	15.493930	19.695744	21.249505	20.238522	23.695326
	Lincoln CVUL III LC (Elite)	16.023412	20.429969	22.107803	21.119194	24.800669
	Lincoln CVUL III LC (Elite)/0.20%	12.463753	15.923150	17.265407	16.526437	19.446146
	Lincoln Corporate Variable 4 – Band 1	15.610882	19.844413	21.409901	20.391288	23.874184
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.164365	9.714735	11.413899
	Lincoln Corporate Variable 4 – Band 2	16.061000	20.477903	22.159727	21.168879	24.859016
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.209287	12.158693	11.638285	13.694417
	Lincoln Corporate Variable 4 – Band 3	14.230942	18.180853	19.713423	18.869677	22.203357
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.178161	9.752282	11.486679
	Lincoln Corporate Variable 4 – Band 4	16.104265	20.594700	22.353088	21.417779	25.226832
Fidelity VIP Freedom 2020 Portfolio Service Class
	Lincoln CVUL III Jumbo		10.805940	11.287362	11.223553	11.877944
	Lincoln CVUL III Super Jumbo		10.795337	11.259385	11.178948	11.813009
	Lincoln CVUL III Super Jumbo/0.15%		10.809477	11.296704	11.238461	11.899667
	Lincoln CVUL III SC (Elite)		10.770635	11.194372	11.075556	11.662871
	Lincoln CVUL III LC (Elite)		10.791805	11.250074	11.164119	11.791443
	Lincoln CVUL III LC (Elite)/0.20%		10.805940	11.287362	11.223553	11.877944
	Lincoln Corporate Variable 4 – Band 1		10.770635	11.194372	11.075556	11.662871
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.080302	10.008289	10.575951
	Lincoln Corporate Variable 4 – Band 2		10.791824	11.250099	11.164140	11.791466
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.805940	11.287362	11.223553	11.877937
	Lincoln Corporate Variable 4 – Band 3		10.805940	11.287362	11.223553	11.877944

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.093983	10.046965	10.643390
	Lincoln Corporate Variable 4 – Band 4		10.813015	11.306053	11.253388	11.921431
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.820095	11.324773	11.283303	11.965077
Fidelity VIP Freedom 2030 Portfolio Service Class
	Lincoln CVUL III Jumbo		11.134620	11.652592	11.590271	12.321292
	Lincoln CVUL III Super Jumbo		11.123697	11.623711	11.544209	12.253935
	Lincoln CVUL III Super Jumbo/0.15%		11.138264	11.662235	11.605665	12.343827
	Lincoln CVUL III SC (Elite)		11.098250	11.556600	11.437440	12.098194
	Lincoln CVUL III LC (Elite)		11.120058	11.614100	11.528895	12.231564
	Lincoln CVUL III LC (Elite)/0.20%		11.134620	11.652592	11.590271	12.321292
	Lincoln Corporate Variable 4 – Band 1		11.098250	11.556600	11.437440	12.098194
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.067609	9.998749	10.613463
	Lincoln Corporate Variable 4 – Band 2		11.120064	11.614109	11.528906	12.231577
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.134620	11.652592	11.590194	12.321340
	Lincoln Corporate Variable 4 – Band 3		11.134620	11.652592	11.590271	12.321292
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.081274	10.037392	10.681144
	Lincoln Corporate Variable 4 – Band 4		11.141909	11.671885	11.621080	12.366402
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		11.149203	11.691211	11.651972	12.411677
Fidelity VIP Freedom 2040 Portfolio Service Class
	Lincoln CVUL III Jumbo		11.331351	11.855113	11.789722	12.559903
	Lincoln CVUL III Super Jumbo		11.320236	11.825731	11.742867	12.491242
	Lincoln CVUL III Super Jumbo/0.15%		11.335059	11.864923	11.805382	12.582874
	Lincoln CVUL III SC (Elite)		11.294342	11.757455	11.634262	12.332486
	Lincoln CVUL III LC (Elite)		11.316533	11.815953	11.727291	12.468438
	Lincoln CVUL III LC (Elite)/0.20%		11.331351	11.855113	11.789722	12.559903
	Lincoln Corporate Variable 4 – Band 1		11.294342	11.757455	11.634262	12.332486
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.063882	9.993364	10.630242
	Lincoln Corporate Variable 4 – Band 2		11.316533	11.816181	11.727468	12.468627
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.331351	11.855113	11.790135	12.560299
	Lincoln Corporate Variable 4 – Band 3		11.331351	11.855113	11.789722	12.559903
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.077543	10.031987	10.698032
	Lincoln Corporate Variable 4 – Band 4		11.338768	11.874742	11.821062	12.605887
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		11.346187	11.894402	11.852485	12.652037
Fidelity VIP Freedom 2050 Portfolio Service Class
	Lincoln CVUL III Jumbo		11.381203	11.905259	11.835909	12.609751
	Lincoln CVUL III Super Jumbo		11.370039	11.875753	11.788871	12.540816
	Lincoln CVUL III Super Jumbo/0.15%		11.384927	11.915111	11.851630	12.632813
	Lincoln CVUL III SC (Elite)		11.344031	11.807187	11.679840	12.381430
	Lincoln CVUL III LC (Elite)		11.366320	11.865933	11.773233	12.517922
	Lincoln CVUL III LC (Elite)/0.20%		11.381203	11.905259	11.835909	12.609751
	Lincoln Corporate Variable 4 – Band 1		11.344031	11.807187	11.679840	12.381430
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.063870	9.990244	10.627465
	Lincoln Corporate Variable 4 – Band 2		11.366349	11.865961	11.773183	12.517869
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.381203	11.905259	11.835285	12.609465
	Lincoln Corporate Variable 4 – Band 3		11.381203	11.905259	11.835909	12.609751
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.077531	10.028855	10.695237
	Lincoln Corporate Variable 4 – Band 4		11.388652	11.924971	11.867372	12.655917
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		11.396109	11.944722	11.898925	12.702259
Fidelity VIP Freedom Income Portfolio Service Class
	Lincoln CVUL III Jumbo		10.229068	10.585595	10.519769	10.951793
	Lincoln CVUL III Super Jumbo		10.219027	10.559355	10.477961	10.891921
	Lincoln CVUL III Super Jumbo/0.15%		10.232417	10.594356	10.533742	10.971823
	Lincoln CVUL III SC (Elite)		10.195637	10.498379	10.381053	10.753487
	Lincoln CVUL III LC (Elite)		10.215683	10.550622	10.464062	10.872036
	Lincoln CVUL III LC (Elite)/0.20%		10.229068	10.585595	10.519769	10.951793
	Lincoln Corporate Variable 4 – Band 1		10.195637	10.498379	10.381053	10.753487
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.087841	10.010082	10.405557
	Lincoln Corporate Variable 4 – Band 2		10.215691	10.550637	10.464084	10.872061
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.229068	10.585595	10.519156	10.950884

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3		10.229068	10.585595	10.519769	10.951793
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.101531	10.048760	10.471905
	Lincoln Corporate Variable 4 – Band 4		10.235767	10.603125	10.547733	10.991890
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.242471	10.620685	10.575773	11.032135
Fidelity VIP Growth Portfolio Service Class
	Lincoln CVUL	11.159181	15.093192	16.664790	17.715622	17.717587
	Lincoln CVUL/0.35%	13.216203	17.938008	19.875259	21.202623	21.279324
	Lincoln CVUL LC	10.670359	14.475367	16.030459	17.092686	17.145943
	Lincoln CVUL LC/0.20%	13.270994	18.039390	20.017590	21.386520	21.496105
	Lincoln CVUL III Jumbo	17.711564	24.075500	26.715620	28.542603	28.688856
	Lincoln CVUL III Super Jumbo	16.571044	22.491446	24.920456	26.584762	26.680932
	Lincoln CVUL III Super Jumbo/0.15%	11.776644	16.016104	17.781318	19.006819	19.113766
	Lincoln CVUL III SC (Elite)	11.159181	15.093192	16.664790	17.715622	17.717587
	Lincoln CVUL III LC (Elite)	10.670359	14.475367	16.030459	17.092686	17.145943
	Lincoln CVUL III LC (Elite)/0.20%	13.270994	18.039390	20.017590	21.386520	21.496105
	Lincoln Corporate Variable 4 – Band 1	14.904600	20.159005	22.258087	23.661615	23.664239
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.495603	11.196549	11.237052
	Lincoln Corporate Variable 4 – Band 2	15.335422	20.803970	23.039211	24.565551	24.642084
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.179806	13.515418	14.439686	14.513677
	Lincoln Corporate Variable 4 – Band 3	14.909450	20.266559	22.488990	24.026930	24.150045
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.509848	11.239814	11.308710
	Lincoln Corporate Variable 4 – Band 4	15.050584	20.478856	22.747301	24.327224	24.476341
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.454609	18.325562	20.375850	21.812867	21.968529
Fidelity VIP High Income Portfolio Service Class
	Lincoln CVUL	16.475729	17.321792	17.385799	16.616119	18.871615
	Lincoln CVUL/0.35%	12.884441	13.593567	13.691632	13.131388	14.966119
	Lincoln CVUL LC	17.114480	18.047393	18.168503	17.416358	19.839873
	Lincoln CVUL LC/0.20%	12.937112	13.669621	13.788901	13.244534	15.117720
Fidelity VIP Investment Grade Bond Portfolio Service Class
	Lincoln CVUL III Jumbo		9.723077	10.261984	10.169215	10.618570
	Lincoln CVUL III Super Jumbo		9.713529	10.236544	10.128799	10.560518
	Lincoln CVUL III Super Jumbo/0.15%		9.726261	10.270478	10.182723	10.637991
	Lincoln CVUL III SC (Elite)		9.691286	10.177427	10.035116	10.426294
	Lincoln CVUL III LC (Elite)		9.710348	10.228078	10.115362	10.541238
	Lincoln CVUL III LC (Elite)/0.20%		9.723077	10.261984	10.169215	10.618570
	Lincoln Corporate Variable 4 – Band 1		9.691286	10.177427	10.035116	10.426294
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.185777	10.078566	10.508145
	Lincoln Corporate Variable 4 – Band 2		9.710348	10.228078	10.115362	10.541238
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.723077	10.261984	10.169215	10.618570
	Lincoln Corporate Variable 4 – Band 3		9.723077	10.261984	10.169215	10.618570
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.199598	10.117506	10.575143
	Lincoln Corporate Variable 4 – Band 4		9.729447	10.278980	10.196249	10.657448
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.735821	10.296001	10.223351	10.696465
Fidelity VIP Mid Cap Portfolio Service Class
	Lincoln CVUL	16.833868	22.744814	23.985688	23.461136	26.119439
	Lincoln CVUL/0.35%	12.272056	16.639277	17.608586	17.283915	19.309747
	Lincoln CVUL LC	17.225727	23.344156	24.690249	24.221201	27.046623
	Lincoln CVUL LC/0.20%	12.322952	16.733342	17.734718	17.433875	19.506520
	Lincoln CVUL III Jumbo	17.489506	23.749011	25.170225	24.743235	27.684853
	Lincoln CVUL III Super Jumbo	17.290544	23.443680	24.809375	24.351934	27.206202
	Lincoln CVUL III Super Jumbo/0.15%	11.626170	15.795071	16.748670	16.472783	18.440377
	Lincoln CVUL III SC (Elite)	16.833868	22.744814	23.985688	23.461136	26.119439
	Lincoln CVUL III LC (Elite)	17.225727	23.344156	24.690249	24.221201	27.046623
	Lincoln CVUL III LC (Elite)/0.20%	12.322952	16.733342	17.734718	17.433875	19.506520
	Lincoln Corporate Variable 4 – Band 1	16.834974	22.746273	23.987252	23.462654	26.121129
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.250862	10.061857	11.241203
	Lincoln Corporate Variable 4 – Band 2	17.224733	23.342784	24.690252	24.222887	27.048672
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.106548	12.830943	12.613278	14.112822
	Lincoln Corporate Variable 4 – Band 3	17.489520	23.749030	25.170245	24.743256	27.684876
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.264773	10.100741	11.312879

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 4	17.623410	23.954762	25.413693	25.007580	28.008612
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.204726	20.687803	21.969725	21.640287	24.261469
Fidelity VIP Overseas Portfolio Service Class
	Lincoln CVUL	11.414955	14.778615	13.477897	13.851051	13.050015
	Lincoln CVUL/0.35%	11.025645	14.324585	13.109658	13.519873	12.782653
	Lincoln CVUL LC	11.844655	15.380963	14.069550	14.502333	13.704714
	Lincoln CVUL LC/0.20%	11.071388	14.405584	13.203588	13.637192	12.912935
	Lincoln CVUL III Jumbo	20.676011	26.902683	24.657934	25.467698	24.115125
	Lincoln CVUL III Super Jumbo	20.331327	26.414584	24.174254	24.930693	23.571256
	Lincoln CVUL III Super Jumbo/0.15%	12.264339	15.965771	14.640917	15.129288	14.332947
	Lincoln CVUL III SC (Elite)	11.414955	14.778615	13.477897	13.851051	13.050015
	Lincoln CVUL III LC (Elite)	11.844655	15.380963	14.069550	14.502333	13.704714
	Lincoln CVUL III LC (Elite)/0.20%	11.071388	14.405584	13.203588	13.637192	12.912935
	Lincoln Corporate Variable 4 – Band 1	17.116913	22.160825	20.210345	20.769895	19.568727
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.299974	9.590994	9.068037
	Lincoln Corporate Variable 4 – Band 2	17.611035	22.868916	20.918851	21.562661	20.376895
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.831472	10.845586	11.201749	10.606790
	Lincoln Corporate Variable 4 – Band 3	15.426324	20.072029	18.397228	19.001390	17.992239
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.312587	9.628038	9.125821
	Lincoln Corporate Variable 4 – Band 4	16.909717	22.024144	20.206665	20.891142	19.801427
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.190353	15.893255	14.596308	15.105843	14.332217
Franklin Income VIP Fund Class 1
	Lincoln CVUL III Jumbo	14.620366	16.660535	17.445718	16.220364	18.508472
	Lincoln CVUL III Super Jumbo	14.476128	16.471453	17.221874	15.988230	18.216263
	Lincoln CVUL III Super Jumbo/0.15%	11.727639	13.370829	14.007976	13.030600	14.876178
	Lincoln CVUL III SC (Elite)	14.145076	16.038558	16.710668	15.459414	17.552250
	Lincoln CVUL III LC (Elite)	14.428363	16.408901	17.147896	15.911590	18.119886
	Lincoln CVUL III LC (Elite)/0.20%	11.721138	13.356740	13.986221	13.003856	14.838230
	Lincoln Corporate Variable 4 – Band 1	14.146435	16.040075	16.712231	15.460860	17.553891
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.630417	8.940573	10.186491
	Lincoln Corporate Variable 4 – Band 2	14.428359	16.408897	17.147890	15.911584	18.119880
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.582422	11.081154	10.302835	11.756192
	Lincoln Corporate Variable 4 – Band 3	14.615889	16.655444	17.440400	16.215420	18.502829
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.643477	8.975113	10.251417
	Lincoln Corporate Variable 4 – Band 4	14.717323	16.787793	17.596561	16.376989	18.705875
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.814924	16.916026	17.748711	16.535129	18.905388
Franklin Mutual Shares VIP Fund Class 1
	Lincoln CVUL III Jumbo	11.784784	15.116259	16.199433	15.408226	17.892303
	Lincoln CVUL III Super Jumbo	11.668476	14.944656	15.991529	15.187666	17.609761
	Lincoln CVUL III Super Jumbo/0.15%	12.102288	15.531275	16.652512	15.847101	18.411132
	Lincoln CVUL III SC (Elite)	11.401534	14.551784	15.516733	14.685222	16.967723
	Lincoln CVUL III LC (Elite)	11.629962	14.887888	15.922821	15.114849	17.516575
	Lincoln CVUL III LC (Elite)/0.20%	12.095579	15.514913	16.626653	15.814580	18.364168
	Lincoln Corporate Variable 4 – Band 1	11.401534	14.551784	15.516733	14.685222	16.967723
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.992799	9.490480	11.004001
	Lincoln Corporate Variable 4 – Band 2	11.630076	14.888035	15.922983	15.115002	17.516912
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.352476	12.166029	11.572089	13.437728
	Lincoln Corporate Variable 4 – Band 3	11.784709	15.116141	16.199328	15.408139	17.892202
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.006364	9.527163	11.074180
	Lincoln Corporate Variable 4 – Band 4	11.862965	15.231752	16.339533	15.557039	18.083174
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.941642	15.348100	16.480815	15.707264	18.276050
Franklin Rising Dividends VIP Fund Class 1
	Lincoln CVUL III Jumbo		11.504934	12.515988	12.064311	14.006117
	Lincoln CVUL III Super Jumbo		11.493648	12.484971	12.016370	13.929561
	Lincoln CVUL III Super Jumbo/0.15%		11.508698	12.526344	12.080334	14.031729
	Lincoln CVUL III SC (Elite)		11.467358	12.412895	11.905246	13.752551
	Lincoln CVUL III LC (Elite)		11.489889	12.474649	12.000432	13.904135
	Lincoln CVUL III LC (Elite)/0.20%		11.504934	12.515988	12.064311	14.006117
	Lincoln Corporate Variable 4 – Band 1		11.467358	12.412895	11.905246	13.752551

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.528230	10.133072	11.746413
	Lincoln Corporate Variable 4 – Band 2		11.489889	12.474649	12.000432	13.904135
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.504934	12.515988	12.064311	14.006117
	Lincoln Corporate Variable 4 – Band 3		11.504934	12.515988	12.064311	14.006117
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.542517	10.172229	11.821305
	Lincoln Corporate Variable 4 – Band 4		11.512464	12.536709	12.096378	14.057388
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		11.519959	12.557422	12.128490	14.108798
Franklin Small Cap Value VIP Fund Class 2
	Lincoln CVUL III Jumbo		12.327869	12.373552	11.436662	14.859290
	Lincoln CVUL III Super Jumbo		12.315780	12.342880	11.391202	14.778062
	Lincoln CVUL III Super Jumbo/0.15%		12.331901	12.383793	11.451855	14.886465
	Lincoln CVUL III SC (Elite)		12.287617	12.271607	11.285829	14.590248
	Lincoln CVUL III LC (Elite)		12.311752	12.332673	11.376089	14.751084
	Lincoln CVUL III LC (Elite)/0.20%		12.327869	12.373552	11.436662	14.859290
	Lincoln Corporate Variable 4 – Band 1		12.287617	12.271607	11.285829	14.590248
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.775177	9.021477	11.703764
	Lincoln Corporate Variable 4 – Band 2		12.311752	12.332673	11.376089	14.751084
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.327869	12.373552	11.436662	14.859290
	Lincoln Corporate Variable 4 – Band 3		12.327869	12.373552	11.436662	14.859290
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.788453	9.056357	11.778398
	Lincoln Corporate Variable 4 – Band 4		12.335935	12.394043	11.467062	14.913684
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		12.344117	12.414672	11.497652	14.968405
Franklin Small-Mid Cap Growth VIP Fund Class 1
	Lincoln CVUL III Jumbo	21.581261	29.830449	32.086513	31.240007	32.549999
	Lincoln CVUL III Super Jumbo	19.695639	27.183302	29.195332	28.382473	29.528319
	Lincoln CVUL III Super Jumbo/0.15%	11.377626	15.734450	16.932905	16.494431	17.194688
	Lincoln CVUL III SC (Elite)	16.657910	22.910470	24.520252	23.754228	24.626888
	Lincoln CVUL III LC (Elite)	17.227801	23.765071	25.511163	24.789009	25.776890
	Lincoln CVUL III LC (Elite)/0.20%	11.371315	15.717866	16.906599	16.460843	17.149573
	Lincoln Corporate Variable 4 – Band 1	17.673155	24.312870	26.023947	25.222402	26.148998
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.397772	10.107929	10.516525
	Lincoln Corporate Variable 4 – Band 2	18.183743	25.084093	26.927264	26.164488	27.207185
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.247132	13.173378	12.825835	13.363671
	Lincoln Corporate Variable 4 – Band 3	16.349016	22.602916	24.313604	23.672156	24.664804
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.411886	10.147346	10.583433
	Lincoln Corporate Variable 4 – Band 4	17.237676	23.850392	25.679855	25.027388	26.102953
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.008243	19.401461	20.910570	20.399686	21.297653
Franklin Small-Mid Cap Growth VIP Fund Class 2
	Lincoln CVUL	11.503657	15.782036	16.842996	16.281051	16.841667
	Lincoln CVUL/0.35%	12.421099	17.101122	18.315076	17.766009	18.443664
	Lincoln CVUL LC	11.945978	16.438058	17.595836	17.059905	17.700357
	Lincoln CVUL LC/0.20%	12.472925	17.197490	18.445548	17.919516	18.629725
Franklin U.S. Government Securities VIP Fund Class 1
	Lincoln CVUL III Jumbo	13.248295	12.958151	13.402622	13.470723	13.564629
	Lincoln CVUL III Super Jumbo	13.137241	12.830268	13.250465	13.297832	13.370464
	Lincoln CVUL III Super Jumbo/0.15%	10.269959	10.050066	10.399986	10.458058	10.536229
	Lincoln CVUL III SC (Elite)	12.881717	12.536757	12.902112	12.902995	12.928146
	Lincoln CVUL III LC (Elite)	13.100430	12.787921	13.200131	13.240696	13.306362
	Lincoln CVUL III LC (Elite)/0.20%	10.264264	10.039472	10.383831	10.436592	10.509348
	Lincoln Corporate Variable 4 – Band 1	12.881717	12.536757	12.902112	12.902995	12.928146
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.121174	10.157354	10.212834
	Lincoln Corporate Variable 4 – Band 2	13.100237	12.787797	13.200139	13.240723	13.306389
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.773346	10.108576	10.159939	10.230766
	Lincoln Corporate Variable 4 – Band 3	13.248280	12.958028	13.402647	13.470748	13.564655
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.134907	10.196595	10.277949
	Lincoln Corporate Variable 4 – Band 4	13.322851	13.044113	13.505028	13.587229	13.695636
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.397836	13.130653	13.608225	13.704752	13.827916

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
Goldman Sachs VIT Global Trends Allocation Fund Service Shares
	Lincoln CVUL III Jumbo			10.380648	9.757295	10.160142
	Lincoln CVUL III Super Jumbo			10.370247	9.732902	10.119556
	Lincoln CVUL III Super Jumbo/0.15%			10.384117	9.765440	10.173707
	Lincoln CVUL III SC (Elite)			10.346018	9.676219	10.025483
	Lincoln CVUL III LC (Elite)			10.366782	9.724784	10.106063
	Lincoln CVUL III LC (Elite)/0.20%			10.380648	9.757295	10.160142
	Lincoln Corporate Variable 4 – Band 1			10.346018	9.676219	10.025483
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.093226	9.472906	9.849232
	Lincoln Corporate Variable 4 – Band 2			10.366782	9.724784	10.106063
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.380648	9.757295	10.160142
	Lincoln Corporate Variable 4 – Band 3			10.380648	9.757295	10.160142
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.106924	9.509517	9.912037
	Lincoln Corporate Variable 4 – Band 4			10.387588	9.773592	10.187290
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.394543	9.789925	10.214702
Goldman Sachs VIT Mid Cap Value Fund Service Shares
	Lincoln CVUL III Jumbo	12.489471	16.522426	18.680306	16.867379	19.068687
	Lincoln CVUL III Super Jumbo	12.466556	16.467409	18.590203	16.760838	18.919852
	Lincoln CVUL III Super Jumbo/0.15%	12.243591	16.205245	18.330861	16.560133	18.730703
	Lincoln CVUL III SC (Elite)	12.413249	16.339746	18.381647	16.514848	18.577066
	Lincoln CVUL III LC (Elite)	12.458926	16.449111	18.560265	16.725473	18.870498
	Lincoln CVUL III LC (Elite)/0.20%	12.236804	16.188171	18.302397	16.526146	18.682921
	Lincoln Corporate Variable 4 – Band 1	12.413249	16.339746	18.381647	16.514848	18.577066
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.602608	9.559260	10.790618
	Lincoln Corporate Variable 4 – Band 2	12.458926	16.449111	18.560265	16.725474	18.870497
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.500088	13.002035	11.740185	13.272361
	Lincoln Corporate Variable 4 – Band 3	12.489471	16.522426	18.680306	16.867379	19.068687
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.616995	9.596213	10.859435
	Lincoln Corporate Variable 4 – Band 4	12.504771	16.559206	18.740617	16.938783	19.168561
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.520091	16.596068	18.801123	17.010487	19.268957
Invesco V.I. American Franchise Fund Series I
	Lincoln CVUL III Jumbo	14.208619	19.871675
	Lincoln CVUL III Super Jumbo	13.419606	18.740079
	Lincoln CVUL III Super Jumbo/0.15%	11.501118	16.093096
	Lincoln CVUL III SC (Elite)	10.063759	14.004677
	Lincoln CVUL III LC (Elite)	10.405405	14.523580
	Lincoln CVUL III LC (Elite)/0.20%	11.494743	16.076143
	Lincoln Corporate Variable 4 – Band 1	12.037566	16.751417
	Lincoln Corporate Variable 4 – Band 2	12.385747	17.287688
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.624305
	Lincoln Corporate Variable 4 – Band 4	12.357623	17.300213
Invesco V.I. Comstock Fund Series I
	Lincoln CVUL III Jumbo					11.524040
	Lincoln CVUL III Super Jumbo					11.512575
	Lincoln CVUL III Super Jumbo/0.15%					11.527864
	Lincoln CVUL III SC (Elite)					11.485868
	Lincoln CVUL III LC (Elite)					11.508756
	Lincoln CVUL III LC (Elite)/0.20%					11.524040
	Lincoln Corporate Variable 4 – Band 1					11.485868
	Lincoln Corporate Variable 4 – Band 1/0.35%					11.512575
	Lincoln Corporate Variable 4 – Band 2					11.508756
	Lincoln Corporate Variable 4 – Band 2/0.20%					11.524040
	Lincoln Corporate Variable 4 – Band 3					11.524040
	Lincoln Corporate Variable 4 – Band 3/0.10%					11.531689
	Lincoln Corporate Variable 4 – Band 4					11.531689
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					11.539344
Invesco V.I. Growth and Income Fund Series I
	Lincoln CVUL III Jumbo	12.146221	16.253345	17.888362	17.305918	20.672901
	Lincoln CVUL III Super Jumbo	12.123933	16.199223	17.802076	17.196614	20.511556

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III Super Jumbo/0.15%	12.228859	16.372103	18.028078	17.449811	20.855210
	Lincoln CVUL III SC (Elite)	12.072087	16.073637	17.602353	16.944245	20.139958
	Lincoln CVUL III LC (Elite)	12.116513	16.181222	17.773406	17.160333	20.458054
	Lincoln CVUL III LC (Elite)/0.20%	12.222080	16.354854	18.000083	17.414001	20.802013
	Lincoln Corporate Variable 4 – Band 1	12.072087	16.073637	17.602353	16.944245	20.139958
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.446782	10.091479	12.036785
	Lincoln Corporate Variable 4 – Band 2	12.116513	16.181222	17.773406	17.160333	20.458054
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.544244	12.705546	12.291853	14.683317
	Lincoln Corporate Variable 4 – Band 3	12.146221	16.253345	17.888362	17.305918	20.672901
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.460960	10.130482	12.113538
	Lincoln Corporate Variable 4 – Band 4	12.161102	16.289526	17.946118	17.379172	20.781169
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.175975	16.325753	18.004024	17.452700	20.889960
Invesco V.I. International Growth Fund Series I
	Lincoln CVUL III Jumbo	26.599715	31.593873	31.635320	30.832432	30.631883
	Lincoln CVUL III Super Jumbo	25.603185	30.364686	30.358936	29.544064	29.307903
	Lincoln CVUL III Super Jumbo/0.15%	11.816301	14.041854	14.067309	13.717150	13.634741
	Lincoln CVUL III SC (Elite)	21.397157	25.287836	25.194687	24.432706	24.152727
	Lincoln CVUL III LC (Elite)	22.139728	26.244001	26.225912	25.509208	25.292652
	Lincoln CVUL III LC (Elite)/0.20%	11.809752	14.027060	14.045462	13.688995	13.599955
	Lincoln Corporate Variable 4 – Band 1	23.224713	27.447699	27.346594	26.519532	26.215639
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.520835	9.265283	9.191221
	Lincoln Corporate Variable 4 – Band 2	23.895709	28.325507	28.305982	27.532435	27.298702
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.192485	11.207168	10.922736	10.851689
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.533763	9.301103	9.249849
	Lincoln Corporate Variable 4 – Band 4	23.690519	28.166606	28.231782	27.542821	27.391043
Ivy VIP Asset Strategy Portfolio
	Lincoln CVUL III Jumbo					10.022474
	Lincoln CVUL III Super Jumbo					10.012499
	Lincoln CVUL III Super Jumbo/0.15%					10.025801
	Lincoln CVUL III SC (Elite)					9.989264
	Lincoln CVUL III LC (Elite)					10.009177
	Lincoln CVUL III LC (Elite)/0.20%					10.022474
	Lincoln Corporate Variable 4 – Band 1					9.989264
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.012499
	Lincoln Corporate Variable 4 – Band 2					10.009177
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.022474
	Lincoln Corporate Variable 4 – Band 3					10.022474
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.029129
	Lincoln Corporate Variable 4 – Band 4					10.029129
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.035789
Janus Aspen Balanced Portfolio Institutional Shares
	Lincoln CVUL	20.337273	24.265776	26.146547	26.125243	27.137041
	Lincoln CVUL/0.35%	11.973142	14.336027	15.501322	15.543007	16.201564
	Lincoln CVUL LC	19.724279	23.605043	25.511009	25.566822	26.636768
	Lincoln CVUL LC/0.20%	12.022786	14.417067	15.612347	15.677834	16.366629
Janus Aspen Balanced Portfolio Service Shares
	Lincoln CVUL III Jumbo	20.532155	24.548860	26.518170	26.573848	27.667377
	Lincoln CVUL III Super Jumbo	19.519518	23.303158	25.134813	25.149828	26.145516
	Lincoln CVUL III Super Jumbo/0.15%	11.705375	14.002292	15.133120	15.172479	15.804734
	Lincoln CVUL III SC (Elite)	18.639587	22.174954	23.834378	23.765276	24.619843
	Lincoln CVUL III LC (Elite)	19.281626	23.007648	24.803676	24.806084	25.775276
	Lincoln CVUL III LC (Elite)/0.20%	11.698886	13.987539	15.109621	15.141345	15.764418
	Lincoln Corporate Variable 4 – Band 1	18.434233	21.930501	23.571630	23.503289	24.348436
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.381140	10.387375	10.798582
	Lincoln Corporate Variable 4 – Band 2	18.966572	22.631715	24.398396	24.400738	25.354055
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.975874	11.856360	11.881254	12.370175
	Lincoln Corporate Variable 4 – Band 3	18.390143	21.987806	23.751668	23.801538	24.780985
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.395198	10.427448	10.867403
	Lincoln Corporate Variable 4 – Band 4	19.527425	23.370920	25.270991	25.349390	26.418930

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
Janus Aspen Enterprise Portfolio Institutional Shares
	Lincoln CVUL	15.049546	19.783362	22.105376	22.835654	25.479717
	Lincoln CVUL/0.35%	13.536548	17.839992	20.013398	20.753543	23.249125
	Lincoln CVUL LC	11.724815	15.459108	17.325460	17.951605	20.090318
	Lincoln CVUL LC/0.20%	13.592692	17.957741	20.166029	20.936667	23.477902
Janus Aspen Enterprise Portfolio Service Shares
	Lincoln CVUL III Jumbo	28.412183	37.439945	41.939292	43.432278	48.591790
	Lincoln CVUL III Super Jumbo	25.783870	33.925624	37.945691	39.237606	43.833042
	Lincoln CVUL III Super Jumbo/0.15%	12.160293	16.032144	17.967787	18.616724	20.838700
	Lincoln CVUL III SC (Elite)	20.668592	27.100167	30.205563	31.124818	34.648665
	Lincoln CVUL III LC (Elite)	21.345137	28.071248	31.381901	32.434120	36.214641
	Lincoln CVUL III LC (Elite)/0.20%	12.153477	16.014815	17.939575	18.578032	20.784971
	Lincoln Corporate Variable 4 – Band 1	23.062875	30.239493	33.704623	34.730366	38.662421
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.807133	11.175077	12.483882
	Lincoln Corporate Variable 4 – Band 2	23.731104	31.209063	34.889786	36.060992	40.264024
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.982198	13.422139	13.899929	15.551168
	Lincoln Corporate Variable 4 – Band 3	21.490727	28.319247	31.723007	32.852306	36.754977
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.821794	11.218249	12.563467
	Lincoln Corporate Variable 4 – Band 4	23.283211	30.711924	34.437141	35.698744	39.979503
Janus Aspen Flexible Bond Portfolio Institutional Shares
	Lincoln CVUL	22.008624	21.825429	22.742866	22.634661	23.030832
	Lincoln CVUL/0.35%	12.106370	12.047696	12.598134	12.582157	12.847261
	Lincoln CVUL LC	22.861601	22.739429	23.766469	23.724463	24.212226
	Lincoln CVUL LC/0.20%	12.156558	12.115802	12.688367	12.691287	12.978140
Janus Aspen Flexible Bond Portfolio Service Shares
	Lincoln CVUL III Jumbo	18.381984	18.285663	19.105910	19.055856	19.440280
	Lincoln CVUL III Super Jumbo	17.035519	16.920852	17.653382	17.580742	17.908529
	Lincoln CVUL III Super Jumbo/0.15%	10.909243	10.857507	11.350219	11.326145	11.560411
	Lincoln CVUL III SC (Elite)	18.632408	18.442324	19.173507	19.027896	19.314953
	Lincoln CVUL III LC (Elite)	19.278819	19.139481	19.958077	19.866018	20.226299
	Lincoln CVUL III LC (Elite)/0.20%	10.903209	10.846076	11.332602	11.302912	11.530930
	Lincoln Corporate Variable 4 – Band 1	16.384225	16.217119	16.860070	16.732027	16.984449
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.086503	10.044933	10.232257
	Lincoln Corporate Variable 4 – Band 2	16.856815	16.734980	17.450737	17.370214	17.685232
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.845559	10.287205	10.260293	10.467275
	Lincoln Corporate Variable 4 – Band 3	16.913713	16.825098	17.579842	17.533784	17.887502
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.100265	10.083883	10.297601
	Lincoln Corporate Variable 4 – Band 4	17.492100	17.417856	18.217384	18.187838	18.573313
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.468166	16.414672	17.185323	17.174616	17.556159
Janus Aspen Global Research Portfolio Institutional Shares
	Lincoln CVUL	11.004601	14.034263	14.973776	14.529335	14.725977
	Lincoln CVUL/0.35%	11.271171	14.424309	15.444726	15.039469	15.296591
	Lincoln CVUL LC	9.953987	12.732520	13.625706	13.261023	13.480883
	Lincoln CVUL LC/0.20%	11.318239	14.506548	15.555264	15.169262	15.451634
Janus Aspen Global Research Portfolio Service Shares
	Lincoln CVUL III Jumbo	15.178446	19.401172	20.752899	20.186967	20.512886
	Lincoln CVUL III Super Jumbo	15.147206	19.332241	20.648168	20.054971	20.348214
	Lincoln CVUL III Super Jumbo/0.15%	12.258898	15.677220	16.777878	16.328511	16.600434
	Lincoln CVUL III SC (Elite)	11.692226	14.870579	15.827310	15.318869	15.488556
	Lincoln CVUL III LC (Elite)	12.082235	15.412743	16.453645	15.972958	16.198413
	Lincoln CVUL III LC (Elite)/0.20%	12.252103	15.660702	16.751821	16.295004	16.558093
	Lincoln Corporate Variable 4 – Band 1	13.567773	17.255966	18.366165	17.776166	17.973071
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.213717	9.920288	10.065342
	Lincoln Corporate Variable 4 – Band 2	13.953062	17.799271	19.001347	18.446230	18.706594
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.450233	12.247999	11.913995	12.106347
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.227581	9.958634	10.129541
	Lincoln Corporate Variable 4 – Band 4	14.081833	18.017471	19.292075	18.784765	19.107143
Janus Aspen Global Technology Portfolio Service Shares
	Lincoln CVUL	6.796997	9.138304	9.922800	10.311329	11.657677
	Lincoln CVUL/0.35%	12.604977	17.006268	18.530926	19.324037	21.923717
	Lincoln CVUL LC	7.057522	9.517049	10.365097	10.803312	12.250568
	Lincoln CVUL LC/0.20%	12.657265	17.102412	18.663658	19.491656	22.147047

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
JPMorgan Insurance Trust Core Bond Portfolio Class 1
	Lincoln CVUL III Jumbo		9.758135	10.217546	10.311276	10.508356
	Lincoln CVUL III Super Jumbo		9.748553	10.192216	10.270297	10.450909
	Lincoln CVUL III Super Jumbo/0.15%		9.761331	10.226003	10.324972	10.527576
	Lincoln CVUL III SC (Elite)		9.726232	10.133357	10.175313	10.318081
	Lincoln CVUL III LC (Elite)		9.745362	10.183787	10.256674	10.431829
	Lincoln CVUL III LC (Elite)/0.20%		9.758135	10.217546	10.311276	10.508356
	Lincoln Corporate Variable 4 – Band 1		9.726232	10.133357	10.175313	10.318081
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.199798	10.277937	10.458683
	Lincoln Corporate Variable 4 – Band 2		9.745362	10.183787	10.256674	10.431829
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.758135	10.217546	10.311276	10.508356
	Lincoln Corporate Variable 4 – Band 3		9.758135	10.217546	10.311276	10.508356
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.213637	10.317643	10.525364
	Lincoln Corporate Variable 4 – Band 4		9.764528	10.234468	10.338686	10.546830
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.770925	10.251417	10.366167	10.585443
JPMorgan Insurance Trust Global Allocation Portfolio Class 1
	Lincoln CVUL III Jumbo					10.432957
	Lincoln CVUL III Super Jumbo					10.422576
	Lincoln CVUL III Super Jumbo/0.15%					10.436420
	Lincoln CVUL III SC (Elite)					10.398395
	Lincoln CVUL III LC (Elite)					10.419118
	Lincoln CVUL III LC (Elite)/0.20%					10.432957
	Lincoln Corporate Variable 4 – Band 1					10.398395
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.422576
	Lincoln Corporate Variable 4 – Band 2					10.419118
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.432957
	Lincoln Corporate Variable 4 – Band 3					10.432957
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.439883
	Lincoln Corporate Variable 4 – Band 4					10.439883
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.446814
JPMorgan Insurance Trust Income Builder Portfolio Class 1
	Lincoln CVUL III Jumbo					10.317184
	Lincoln CVUL III Super Jumbo					10.306918
	Lincoln CVUL III Super Jumbo/0.15%					10.320608
	Lincoln CVUL III SC (Elite)					10.283003
	Lincoln CVUL III LC (Elite)					10.303498
	Lincoln CVUL III LC (Elite)/0.20%					10.317184
	Lincoln Corporate Variable 4 – Band 1					10.283003
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.306918
	Lincoln Corporate Variable 4 – Band 2					10.303498
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.317184
	Lincoln Corporate Variable 4 – Band 3					10.317184
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.324034
	Lincoln Corporate Variable 4 – Band 4					10.324034
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.330888
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1
	Lincoln CVUL III Jumbo					10.860080
	Lincoln CVUL III Super Jumbo					10.849278
	Lincoln CVUL III Super Jumbo/0.15%					10.863684
	Lincoln CVUL III SC (Elite)					10.824114
	Lincoln CVUL III LC (Elite)					10.845679
	Lincoln CVUL III LC (Elite)/0.20%					10.860080
	Lincoln Corporate Variable 4 – Band 1					10.824114
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.849278
	Lincoln Corporate Variable 4 – Band 2					10.845679
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.860080
	Lincoln Corporate Variable 4 – Band 3					10.860080
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.867288
	Lincoln Corporate Variable 4 – Band 4					10.867288
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.874500

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
LVIP AQR Enhanced Global Strategies Fund Standard Class
	Lincoln CVUL III Jumbo			10.421743	10.604324
	Lincoln CVUL III Super Jumbo			10.411301	10.577818
	Lincoln CVUL III Super Jumbo/0.15%			10.425227	10.613174
	Lincoln CVUL III SC (Elite)			10.386973	10.516225
	Lincoln CVUL III LC (Elite)			10.407822	10.568996
	Lincoln CVUL III LC (Elite)/0.20%			10.421743	10.604324
	Lincoln Corporate Variable 4 – Band 1			10.386973	10.516225
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.202716	10.365897
	Lincoln Corporate Variable 4 – Band 2			10.407822	10.568996
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.421743	10.604324
	Lincoln Corporate Variable 4 – Band 3			10.421743	10.604324
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.216562	10.405950
	Lincoln Corporate Variable 4 – Band 4			10.428711	10.622031
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.435633	10.639727
LVIP Baron Growth Opportunities Fund Standard Class
	Lincoln CVUL	17.345994	24.186053	25.246967	23.934576	25.153885
	Lincoln CVUL/0.35%	14.442127	20.207625	21.167999	20.138041	21.238126
	Lincoln CVUL LC	17.747581	24.820263	25.986856	24.710064	26.046883
	Lincoln CVUL LC/0.20%	14.502000	20.321825	21.319589	20.312718	21.454494
	Lincoln CVUL III Jumbo	18.020382	25.252176	26.492011	25.240859	26.659645
	Lincoln CVUL III Super Jumbo	17.815360	24.927500	26.112188	24.841664	26.198694
	Lincoln CVUL III Super Jumbo/0.15%	12.301560	17.246934	18.102777	17.256459	18.235556
	Lincoln CVUL III SC (Elite)	17.345994	24.186053	25.246967	23.934576	25.153885
	Lincoln CVUL III LC (Elite)	17.747581	24.820263	25.986856	24.710064	26.046883
	Lincoln CVUL III LC (Elite)/0.20%	14.502000	20.321825	21.319589	20.312718	21.454494
	Lincoln Corporate Variable 4 – Band 1	17.345994	24.186053	25.246967	23.934576	25.153885
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.589321	10.074083	10.624402
	Lincoln Corporate Variable 4 – Band 2	17.747782	24.820567	25.987183	24.710420	26.047258
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.188031	12.786440	12.182643	12.867417
	Lincoln Corporate Variable 4 – Band 3	18.020522	25.252372	26.492217	25.241055	26.659852
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.603690	10.113017	10.692153
	Lincoln Corporate Variable 4 – Band 4	18.158372	25.470972	26.748289	25.510545	26.971440
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.437722	21.676324	22.786130	21.753476	23.022219
LVIP Baron Growth Opportunities Fund Service Class
	Lincoln CVUL	26.129425	36.342802	37.841280	35.784598	37.514373
	Lincoln CVUL/0.35%	14.341943	20.017732	20.916193	19.848782	20.881182
	Lincoln CVUL LC	27.587589	38.486167	40.193446	38.123187	40.086055
	Lincoln CVUL LC/0.20%	14.401414	20.130880	21.066003	20.020972	21.093937
	Lincoln CVUL III Jumbo	26.155983	36.561890	38.260266	36.362272	38.311001
	Lincoln CVUL III Super Jumbo	24.154111	33.713042	35.226194	33.428504	35.167229
	Lincoln CVUL III Super Jumbo/0.15%	12.267464	17.156523	17.962460	17.079931	18.004277
	Lincoln CVUL III SC (Elite)	26.129425	36.342802	37.841280	35.784598	37.514373
	Lincoln CVUL III LC (Elite)	27.587589	38.486167	40.193446	38.123187	40.086055
	Lincoln CVUL III LC (Elite)/0.20%	14.401414	20.130880	21.066003	20.020972	21.093937
	Lincoln Corporate Variable 4 – Band 1	21.341208	29.682904	30.906743	29.226955	30.639743
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.574848	10.035188	10.557157
	Lincoln Corporate Variable 4 – Band 2	21.957115	30.631288	31.990122	30.342386	31.904650
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.168226	12.733191	12.101530	12.750077
	Lincoln Corporate Variable 4 – Band 3	19.811258	27.692977	28.979374	27.541782	29.017889
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.589193	10.073961	10.624462
	Lincoln Corporate Variable 4 – Band 4	21.443432	30.004451	31.429645	29.900404	31.534341
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.002730	22.413996	23.502139	22.381000	23.627639
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Lincoln CVUL	14.069615	16.516191	16.973270	16.034689	17.828317
	Lincoln CVUL/0.35%	12.470923	14.690807	15.150305	14.362734	16.025303
	Lincoln CVUL LC	15.459199	18.201910	18.761845	17.777638	19.825590
	Lincoln CVUL LC/0.20%	12.522640	14.773864	15.258832	14.487344	16.188592
	Lincoln CVUL III Jumbo	12.719054	15.005588	15.498163	14.714574	16.442503
	Lincoln CVUL III Super Jumbo	12.574327	14.812616	15.275925	14.481824	16.158177

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III Super Jumbo/0.15%	12.196108	14.395823	14.875818	14.130762	15.798027
	Lincoln CVUL III SC (Elite)	14.069615	16.516191	16.973270	16.034689	17.828317
	Lincoln CVUL III LC (Elite)	15.459199	18.201910	18.761845	17.777638	19.825590
	Lincoln CVUL III LC (Elite)/0.20%	12.522640	14.773864	15.258832	14.487344	16.188592
	Lincoln Corporate Variable 4 – Band 1	12.242996	14.371939	14.769677	13.952950	15.513716
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.135937	9.609032	10.721332
	Lincoln Corporate Variable 4 – Band 2	12.526459	14.748851	15.202558	14.405061	16.064499
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.887714	11.245115	10.676561	11.930311
	Lincoln Corporate Variable 4 – Band 3	12.719870	15.006575	15.499288	14.715649	16.443703
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.149694	9.646170	10.789696
	Lincoln Corporate Variable 4 – Band 4	12.816463	15.135629	15.648114	14.871815	16.634826
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.123694	14.331822	14.831914	14.110213	15.798718
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	10.618297	9.759017	9.263488	7.857502
	Lincoln CVUL III Super Jumbo	10.614649	9.741036	9.232550	7.819504
	Lincoln CVUL III SC (Elite)	10.606142	9.699208	9.160763	7.731555
	Lincoln CVUL III LC (Elite)	10.613434	9.735049	9.222261	7.806879
	Lincoln Corporate Variable 4 – Band 1	10.606142	9.699208	9.160763	7.731555
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.064293	7.676999
	Lincoln Corporate Variable 4 – Band 2	10.613434	9.735049	9.222261	7.806879
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.362971	8.887552	7.538624
	Lincoln Corporate Variable 4 – Band 3	10.618297	9.759017	9.263488	7.857502
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.076606	7.706698
	Lincoln Corporate Variable 4 – Band 4	10.620730	9.771022	9.284170	7.882936
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.623153	9.783098	9.305272	7.908779
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Lincoln CVUL III Jumbo	12.140472	11.101505	11.418973	11.074520	11.446828
	Lincoln CVUL III Super Jumbo	12.092791	11.041324	11.340049	10.981488	11.333658
	Lincoln CVUL III Super Jumbo/0.15%	10.682707	9.773380	10.057896	9.759378	10.092517
	Lincoln CVUL III SC (Elite)	11.982262	10.902168	11.158008	10.767441	11.073926
	Lincoln CVUL III LC (Elite)	12.076941	11.021338	11.313864	10.950653	11.296185
	Lincoln CVUL III LC (Elite)/0.20%	10.676784	9.763078	10.042271	9.739347	10.066768
	Lincoln Corporate Variable 4 – Band 1	11.982262	10.902168	11.158008	10.767441	11.073926
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.876962	9.564662	9.871396
	Lincoln Corporate Variable 4 – Band 2	12.076941	11.020787	11.311382	10.948143	11.293597
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.218784	9.482412	9.196424	9.505594
	Lincoln Corporate Variable 4 – Band 3	12.140472	11.101505	11.418973	11.074520	11.446828
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.890367	9.601623	9.934342
	Lincoln Corporate Variable 4 – Band 4	12.172365	11.141809	11.471895	11.136981	11.522904
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.204368	11.182270	11.525073	11.199800	11.599492
LVIP BlackRock Multi-Asset Income Fund Standard Class
	Lincoln CVUL III Jumbo			9.931349	9.522570	10.169655
	Lincoln CVUL III Super Jumbo			9.921394	9.498760	10.129025
	Lincoln CVUL III Super Jumbo/0.15%			9.934669	9.530520	10.183234
	Lincoln CVUL III SC (Elite)			9.898203	9.443432	10.034850
	Lincoln CVUL III LC (Elite)			9.918077	9.490836	10.115517
	Lincoln CVUL III LC (Elite)/0.20%			9.931349	9.522570	10.169655
	Lincoln Corporate Variable 4 – Band 1			9.898203	9.443432	10.034850
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.805165	9.387482	10.010364
	Lincoln Corporate Variable 4 – Band 2			9.918077	9.490836	10.115517
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.931349	9.522570	10.169655
	Lincoln Corporate Variable 4 – Band 3			9.931349	9.522570	10.169655
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.818476	9.423766	10.074203
	Lincoln Corporate Variable 4 – Band 4			9.937991	9.538477	10.196832
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.944633	9.554405	10.224070
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	Lincoln CVUL				9.058528
	Lincoln CVUL/0.35%				9.079857
	Lincoln CVUL LC				9.076807

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL LC/0.20%				9.089014
	Lincoln CVUL III Jumbo				9.089014
	Lincoln CVUL III Super Jumbo				9.079857
	Lincoln CVUL III Super Jumbo/0.15%				9.092068
	Lincoln CVUL III SC (Elite)				9.058528
	Lincoln CVUL III LC (Elite)				9.076807
	Lincoln CVUL III LC (Elite)/0.20%				9.089014
	Lincoln Corporate Variable 4 – Band 1				9.058528
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.079857
	Lincoln Corporate Variable 4 – Band 2				9.076807
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.089014
	Lincoln Corporate Variable 4 – Band 3				9.089014
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.095123
	Lincoln Corporate Variable 4 – Band 4				9.095123
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.101236
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Lincoln CVUL	10.745290	13.391199	14.009135	14.097697	13.815676
	Lincoln CVUL/0.35%	11.677035	14.603376	15.330812	15.481838	15.225327
	Lincoln CVUL LC	9.621716	12.026973	12.619762	12.737709	12.520402
	Lincoln CVUL LC/0.20%	11.725457	14.685933	15.440621	15.616141	15.380458
	Lincoln CVUL III Jumbo	17.988272	22.530006	23.687793	23.957064	23.595501
	Lincoln CVUL III Super Jumbo	16.783129	20.989091	22.034617	22.251683	21.883006
	Lincoln CVUL III Super Jumbo/0.15%	12.042552	15.090632	15.874055	16.062534	15.828029
	Lincoln CVUL III SC (Elite)	10.745290	13.391199	14.009135	14.097697	13.815676
	Lincoln CVUL III LC (Elite)	9.621716	12.026973	12.619762	12.737709	12.520402
	Lincoln CVUL III LC (Elite)/0.20%	11.725457	14.685933	15.440621	15.616141	15.380458
	Lincoln Corporate Variable 4 – Band 1	15.498629	19.314995	20.206285	20.334023	19.927246
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.453760	10.556741	10.381832
	Lincoln Corporate Variable 4 – Band 2	15.945874	19.932058	20.914482	21.109942	20.749804
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.757627	12.361836	12.502362	12.313692
	Lincoln Corporate Variable 4 – Band 3	14.820871	18.562993	19.516940	19.738810	19.440909
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.467947	10.597538	10.448042
	Lincoln Corporate Variable 4 – Band 4	15.857976	19.881626	20.924215	21.183240	20.884400
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.542165	16.995271	17.904406	18.144196	17.906140
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Lincoln CVUL					10.447315
	Lincoln CVUL/0.35%					10.452704
	Lincoln CVUL LC					10.451934
	Lincoln CVUL LC/0.20%					10.455014
	Lincoln CVUL III Jumbo	10.316711	12.851601	11.888136	11.366162	11.599771
	Lincoln CVUL III Super Jumbo	10.230159	12.724689	11.753083	11.220187	11.433635
	Lincoln CVUL III Super Jumbo/0.15%	10.801216	13.461878	12.458894	11.917820	12.168850
	Lincoln CVUL III SC (Elite)	10.031014	12.433410	11.443893	10.886825	11.055173
	Lincoln CVUL III LC (Elite)	10.201470	12.682664	11.708407	11.171947	11.378786
	Lincoln CVUL III LC (Elite)/0.20%	10.795225	13.447689	12.439536	11.893352	12.137797
	Lincoln Corporate Variable 4 – Band 1	10.031014	12.433410	11.443893	10.886825	11.055173
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.078307	9.621347	9.804380
	Lincoln Corporate Variable 4 – Band 2	10.201906	12.683176	11.709085	11.173207	11.380070
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.510202	10.647284	10.179766	10.389011
	Lincoln Corporate Variable 4 – Band 3	10.315220	12.850352	11.887535	11.365423	11.599017
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.091989	9.658542	9.866916
	Lincoln Corporate Variable 4 – Band 4	10.374819	12.936910	11.979031	11.464531	11.711867
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.433187	13.022702	12.070543	11.563676	11.824968
LVIP Clarion Global Real Estate Fund Standard Class
	Lincoln CVUL III Jumbo	8.825657	9.099306	10.342466	10.195491	10.295652
	Lincoln CVUL III Super Jumbo	8.751614	9.009441	10.224980	10.064560	10.148214
	Lincoln CVUL III Super Jumbo/0.15%	13.090865	13.503513	15.356054	15.145407	15.301837
	Lincoln CVUL III SC (Elite)	8.581251	8.803187	9.956007	9.765551	9.812347
	Lincoln CVUL III LC (Elite)	8.726879	8.979434	10.185833	10.021013	10.099258
	Lincoln CVUL III LC (Elite)/0.20%	13.083661	13.489331	15.332261	15.114381	15.262856

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 1	8.581251	8.803187	9.956007	9.765551	9.812347
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.408127	10.244833	10.329986
	Lincoln Corporate Variable 4 – Band 2	8.726468	8.979062	10.185411	10.020701	10.101598
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.187282	10.446866	10.298911	10.400527
	Lincoln Corporate Variable 4 – Band 3	8.821594	9.095218	10.337823	10.190912	10.291027
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.422247	10.284421	10.395845
	Lincoln Corporate Variable 4 – Band 4	8.875367	9.159714	10.421539	10.283723	10.395131
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.925351	9.220516	10.501209	10.372712	10.495565
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	Lincoln CVUL				9.323365	9.608570
	Lincoln CVUL/0.35%				9.345312	9.664950
	Lincoln CVUL LC				9.342174	9.656875
	Lincoln CVUL LC/0.20%				9.354734	9.689213
	Lincoln CVUL III Jumbo				9.354734	9.689213
	Lincoln CVUL III Super Jumbo				9.345312	9.664950
	Lincoln CVUL III Super Jumbo/0.15%				9.357877	9.697314
	Lincoln CVUL III SC (Elite)				9.323365	9.608570
	Lincoln CVUL III LC (Elite)				9.342174	9.656875
	Lincoln CVUL III LC (Elite)/0.20%				9.354734	9.689213
	Lincoln Corporate Variable 4 – Band 1				9.323365	9.608570
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.345312	9.664950
	Lincoln Corporate Variable 4 – Band 2				9.342174	9.656875
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.354734	9.689213
	Lincoln Corporate Variable 4 – Band 3				9.354734	9.689213
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.361020	9.705422
	Lincoln Corporate Variable 4 – Band 4				9.361020	9.705422
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.367312	9.721643
LVIP Delaware Bond Fund Standard Class
	Lincoln CVUL	22.494162	21.821756	22.964293	22.892554	23.351902
	Lincoln CVUL/0.35%	11.991954	11.674279	12.328581	12.333155	12.624725
	Lincoln CVUL LC	23.110127	22.486678	23.735280	23.730551	24.283487
	Lincoln CVUL LC/0.20%	12.041664	11.740271	12.416878	12.440130	12.753340
	Lincoln CVUL III Jumbo	18.423877	17.962744	18.997960	19.033535	19.512750
	Lincoln CVUL III Super Jumbo	16.937818	16.489124	17.413281	17.419742	17.831564
	Lincoln CVUL III Super Jumbo/0.15%	10.733486	10.470070	11.079010	11.105308	11.390603
	Lincoln CVUL III SC (Elite)	22.494162	21.821756	22.964293	22.892554	23.351902
	Lincoln CVUL III LC (Elite)	23.110127	22.486678	23.735280	23.730551	24.283487
	Lincoln CVUL III LC (Elite)/0.20%	12.041664	11.740271	12.416878	12.440130	12.753340
	Lincoln Corporate Variable 4 – Band 1	16.317473	15.829698	16.658511	16.606470	16.939686
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.181913	10.185682	10.426466
	Lincoln Corporate Variable 4 – Band 2	16.787207	16.334332	17.241193	17.238968	17.637701
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.658821	10.215441	10.234570	10.492250
	Lincoln Corporate Variable 4 – Band 3	16.610332	16.194589	17.127905	17.159978	17.592071
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.195747	10.225057	10.492981
	Lincoln Corporate Variable 4 – Band 4	17.453488	17.033670	18.033362	18.085205	18.559090
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.923451	15.555985	16.485426	16.549359	16.999987
LVIP Delaware Diversified Floating Rate Fund Standard Class
	Lincoln CVUL III Jumbo	10.505421	10.563471	10.607279	10.510731	10.725709
	Lincoln CVUL III Super Jumbo	10.464145	10.506196	10.533955	10.422428	10.619659
	Lincoln CVUL III Super Jumbo/0.15%	10.428650	10.491521	10.540299	10.449584	10.668644
	Lincoln CVUL III SC (Elite)	10.368464	10.373758	10.364827	10.219259	10.376268
	Lincoln CVUL III LC (Elite)	10.450423	10.487174	10.509626	10.393159	10.584543
	Lincoln CVUL III LC (Elite)/0.20%	10.422867	10.480461	10.523925	10.428136	10.641424
	Lincoln Corporate Variable 4 – Band 1	10.368464	10.373758	10.364827	10.219259	10.376268
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.932745	9.827584	10.013558
	Lincoln Corporate Variable 4 – Band 2	10.450423	10.487176	10.509624	10.393157	10.584541
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.973643	10.015017	9.923797	10.126777
	Lincoln Corporate Variable 4 – Band 3	10.505421	10.563471	10.607279	10.510731	10.725709
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.946225	9.865555	10.077408

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 4	10.533028	10.601827	10.656445	10.570015	10.796995
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.560705	10.640320	10.705837	10.629631	10.868754
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	Lincoln CVUL	15.735120	18.787271	19.466459	19.073111	20.004426
	Lincoln CVUL/0.35%	11.953661	14.322335	14.892144	14.642406	15.411201
	Lincoln CVUL LC	16.149947	19.340466	20.099867	19.752914	20.779646
	Lincoln CVUL LC/0.20%	12.003227	14.403303	14.998820	14.769441	15.568229
	Lincoln CVUL III Jumbo	18.938643	22.725466	23.665064	23.303150	24.563477
	Lincoln CVUL III Super Jumbo	17.834349	21.368308	22.218439	21.845841	22.992850
	Lincoln CVUL III Super Jumbo/0.15%	11.736481	14.090255	14.680164	14.462890	15.252722
	Lincoln CVUL III SC (Elite)	16.755652	20.005757	20.728995	20.310135	21.301852
	Lincoln CVUL III LC (Elite)	17.332637	20.756804	21.571817	21.199456	22.301378
	Lincoln CVUL III LC (Elite)/0.20%	11.729975	14.075409	14.657365	14.433207	15.213813
	Lincoln Corporate Variable 4 – Band 1	16.396552	19.577002	20.284740	19.874857	20.845320
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.966833	9.799691	10.314221
	Lincoln Corporate Variable 4 – Band 2	16.869488	20.202129	20.995340	20.632935	21.716629
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.979278	11.433223	11.258356	11.867257
	Lincoln Corporate Variable 4 – Band 3	16.012961	19.214797	20.009245	19.703233	20.768863
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.980362	9.837567	10.379993
	Lincoln Corporate Variable 4 – Band 4	17.106062	20.546985	21.417902	21.111457	22.275500
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.755505	16.539029	17.257401	17.027523	17.984376
LVIP Delaware Social Awareness Fund Standard Class
	Lincoln CVUL	14.417238	19.426246	22.223117	21.921910	23.214090
	Lincoln CVUL/0.35%	12.092352	16.350697	18.770335	18.580870	19.745081
	Lincoln CVUL LC	14.169647	19.149947	21.972843	21.740175	23.090792
	Lincoln CVUL LC/0.20%	12.142503	16.443130	18.904774	18.742052	19.946252
	Lincoln CVUL III Jumbo	20.435272	27.673035	31.815871	31.542021	33.568633
	Lincoln CVUL III Super Jumbo	18.934885	25.602842	29.391648	29.094973	30.917960
	Lincoln CVUL III Super Jumbo/0.15%	11.966225	16.212518	18.648959	18.497691	19.696032
	Lincoln CVUL III SC (Elite)	14.417238	19.426246	22.223117	21.921910	23.214090
	Lincoln CVUL III LC (Elite)	14.169647	19.149947	21.972843	21.740175	23.090792
	Lincoln CVUL III LC (Elite)/0.20%	12.142503	16.443130	18.904774	18.742052	19.946252
	Lincoln Corporate Variable 4 – Band 1	16.916463	22.793781	26.075490	25.722069	27.238248
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.821998	10.712762	11.383986
	Lincoln Corporate Variable 4 – Band 2	17.404856	23.522507	26.990024	26.707731	28.369233
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.723207	13.478249	13.362237	14.220776
	Lincoln Corporate Variable 4 – Band 3	15.962891	21.616583	24.852722	24.638808	26.221880
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.836681	10.754161	11.456585
	Lincoln Corporate Variable 4 – Band 4	17.521305	23.750718	27.333660	27.125515	28.897235
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.181188	17.885404	20.604124	20.467686	21.826350
LVIP Delaware Special Opportunities Fund Standard Class
	Lincoln CVUL III Jumbo	10.757909	14.363414	15.428680	15.438102	18.551073
	Lincoln CVUL III Super Jumbo	10.667667	14.221596	15.253443	15.239872	18.285437
	Lincoln CVUL III Super Jumbo/0.15%	11.876312	15.864574	17.049698	17.068646	20.520655
	Lincoln CVUL III SC (Elite)	10.460034	13.896105	14.852253	14.787171	17.680312
	Lincoln CVUL III LC (Elite)	10.637758	14.174640	15.195478	15.174367	18.197746
	Lincoln CVUL III LC (Elite)/0.20%	11.869729	15.847860	17.023220	17.033616	20.468309
	Lincoln Corporate Variable 4 – Band 1	10.460034	13.896105	14.852253	14.787171	17.680312
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.073172	10.064210	12.075461
	Lincoln Corporate Variable 4 – Band 2	10.637770	14.174647	15.195484	15.174388	18.191349
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.765739	12.637970	12.645959	15.195935
	Lincoln Corporate Variable 4 – Band 3	10.759842	14.365996	15.431453	15.440885	18.554417
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.086847	10.103108	12.152460
	Lincoln Corporate Variable 4 – Band 4	10.818493	14.458744	15.546620	15.571685	18.730302
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.879417	14.554703	15.665460	15.706421	18.911260
LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	9.438507	10.843808	10.010332	9.593742	9.763547
	Lincoln CVUL III Super Jumbo	9.414934	10.800519	9.955418	9.526804	9.680894
	Lincoln CVUL III Super Jumbo/0.15%	12.192791	14.015181	12.944422	12.411935	12.637936

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III SC (Elite)	9.360158	10.700181	9.828451	9.372425	9.490747
	Lincoln CVUL III LC (Elite)	9.407089	10.786128	9.937180	9.504596	9.653499
	Lincoln CVUL III LC (Elite)/0.20%	12.186033	14.000414	12.924315	12.386457	12.605691
	Lincoln Corporate Variable 4 – Band 1	9.360158	10.700181	9.828451	9.372425	9.490747
	Lincoln Corporate Variable 4 – Band 1/0.35%			8.932301	8.547736	8.685990
	Lincoln Corporate Variable 4 – Band 2	9.407092	10.786132	9.937181	9.504600	9.653504
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.677623	9.856920	9.446715	9.613917
	Lincoln Corporate Variable 4 – Band 3	9.438507	10.843808	10.010332	9.593742	9.763547
	Lincoln Corporate Variable 4 – Band 3/0.10%			8.944436	8.580786	8.741396
	Lincoln Corporate Variable 4 – Band 4	9.454255	10.872764	10.047110	9.638628	9.819039
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.470007	10.901762	10.083991	9.683694	9.874816
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Lincoln CVUL	12.901637	17.072816	19.187718	18.671984	21.213524
	Lincoln CVUL/0.35%	12.333257	16.377850	18.471184	18.037751	20.564776
	Lincoln CVUL LC	13.200647	17.520938	19.750500	19.277403	21.967118
	Lincoln CVUL LC/0.20%	12.384397	16.470428	18.603472	18.194214	20.774281
	Lincoln CVUL III Jumbo	13.403184	17.825347	20.133863	19.690937	22.483250
	Lincoln CVUL III Super Jumbo	13.250690	17.596149	19.845199	19.379524	22.094527
	Lincoln CVUL III Super Jumbo/0.15%	12.142717	16.157080	18.258668	17.865928	20.409638
	Lincoln CVUL III SC (Elite)	12.901637	17.072816	19.187718	18.671984	21.213524
	Lincoln CVUL III LC (Elite)	13.200647	17.520938	19.750500	19.277403	21.967118
	Lincoln CVUL III LC (Elite)/0.20%	12.384397	16.470428	18.603472	18.194214	20.774281
	Lincoln Corporate Variable 4 – Band 1	12.901713	17.072917	19.187831	18.672094	21.213649
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.719362	10.467828	11.934334
	Lincoln Corporate Variable 4 – Band 2	13.199467	17.519384	19.748726	19.275677	21.965280
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.642660	13.150471	12.861170	14.684985
	Lincoln Corporate Variable 4 – Band 3	13.402885	17.824870	20.133311	19.690393	22.482628
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.733906	10.508278	12.010423
	Lincoln Corporate Variable 4 – Band 4	13.505819	17.979801	20.328633	19.901320	22.746189
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.750904	16.991780	19.230755	18.845361	21.560821
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Lincoln CVUL III Jumbo					11.281603
	Lincoln CVUL III Super Jumbo					11.270381
	Lincoln CVUL III Super Jumbo/0.15%					11.285346
	Lincoln CVUL III SC (Elite)					11.244241
	Lincoln CVUL III LC (Elite)					11.266643
	Lincoln CVUL III LC (Elite)/0.20%					11.281603
	Lincoln Corporate Variable 4 – Band 1					11.244241
	Lincoln Corporate Variable 4 – Band 1/0.35%					11.270381
	Lincoln Corporate Variable 4 – Band 2					11.266643
	Lincoln Corporate Variable 4 – Band 2/0.20%					11.281603
	Lincoln Corporate Variable 4 – Band 3					11.281603
	Lincoln Corporate Variable 4 – Band 3/0.10%					11.289090
	Lincoln Corporate Variable 4 – Band 4					11.289090
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					11.296582
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	10.815687	13.943271	14.569181	13.433155	14.898672
	Lincoln CVUL III Super Jumbo	10.788691	13.887637	14.489298	13.339466	14.772595
	Lincoln CVUL III Super Jumbo/0.15%	12.382847	15.971586	16.696893	15.402664	17.091588
	Lincoln CVUL III SC (Elite)	10.725961	13.758685	14.304601	13.123387	14.482546
	Lincoln CVUL III LC (Elite)	10.779707	13.869141	14.462767	13.308381	14.730807
	Lincoln CVUL III LC (Elite)/0.20%	12.375984	15.954760	16.670966	15.371054	17.047989
	Lincoln Corporate Variable 4 – Band 1	10.725961	13.758685	14.304601	13.123387	14.482546
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.204724	9.394904	10.404249
	Lincoln Corporate Variable 4 – Band 2	10.779707	13.869147	14.462768	13.308388	14.730806
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.343345	11.852545	10.928348	12.120599
	Lincoln Corporate Variable 4 – Band 3	10.815687	13.943271	14.569181	13.433155	14.898672
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.218575	9.431218	10.470596
	Lincoln Corporate Variable 4 – Band 4	10.833723	13.980484	14.622681	13.495980	14.983320
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.851815	14.017833	14.676415	13.559137	15.068492

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	Lincoln CVUL III Jumbo	10.882053	10.560982	11.028894	11.041362	11.251679
	Lincoln CVUL III Super Jumbo	10.854904	10.518840	10.968423	10.964363	11.156468
	Lincoln CVUL III Super Jumbo/0.15%	10.416862	10.114573	10.567988	10.585226	10.792249
	Lincoln CVUL III SC (Elite)	10.791817	10.421161	10.828608	10.786778	10.937427
	Lincoln CVUL III LC (Elite)	10.845869	10.504830	10.948339	10.938816	11.124910
	Lincoln CVUL III LC (Elite)/0.20%	10.411085	10.103909	10.551570	10.563499	10.764713
	Lincoln Corporate Variable 4 – Band 1	10.791817	10.421161	10.828608	10.786778	10.937427
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.137722	10.133970	10.311526
	Lincoln Corporate Variable 4 – Band 2	10.845869	10.504824	10.948341	10.938870	11.125026
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.670037	10.098475	10.109239	10.301392
	Lincoln Corporate Variable 4 – Band 3	10.882053	10.560982	11.028894	11.041362	11.251679
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.151478	10.173123	10.377272
	Lincoln Corporate Variable 4 – Band 4	10.900191	10.589170	11.069393	11.092994	11.315603
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.918352	10.617426	11.110033	11.144861	11.379885
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	9.774398	11.698716	11.443279	10.503955	10.736678
	Lincoln CVUL III Super Jumbo	9.692408	11.583204	11.313300	10.369068	10.582917
	Lincoln CVUL III Super Jumbo/0.15%	12.614790	15.105852	14.783414	13.576706	13.884449
	Lincoln CVUL III SC (Elite)	9.503759	11.318090	11.015724	10.061027	10.232646
	Lincoln CVUL III LC (Elite)	9.665231	11.544955	11.270303	10.324493	10.532155
	Lincoln CVUL III LC (Elite)/0.20%	12.607797	15.089936	14.760453	13.548838	13.849023
	Lincoln Corporate Variable 4 – Band 1	9.503759	11.318090	11.015724	10.061027	10.232646
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.392535	8.608615	8.786157
	Lincoln Corporate Variable 4 – Band 2	9.665231	11.544954	11.270302	10.324492	10.532154
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.081886	10.839917	9.950120	10.170573
	Lincoln Corporate Variable 4 – Band 3	9.773738	11.697967	11.443028	10.503714	10.736433
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.405293	8.641900	8.842206
	Lincoln Corporate Variable 4 – Band 4	9.829443	11.776362	11.530759	10.594852	10.840424
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.884784	11.854507	11.618893	10.686521	10.945158
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Lincoln CVUL III Jumbo			10.097983	9.799472	9.911223
	Lincoln CVUL III Super Jumbo			10.087861	9.774969	9.871623
	Lincoln CVUL III Super Jumbo/0.15%			10.101359	9.807653	9.924457
	Lincoln CVUL III SC (Elite)			10.064284	9.718035	9.779839
	Lincoln CVUL III LC (Elite)			10.084489	9.766815	9.858458
	Lincoln CVUL III LC (Elite)/0.20%			10.097983	9.799472	9.911223
	Lincoln Corporate Variable 4 – Band 1			10.064284	9.718035	9.779839
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.923608	9.615811	9.710891
	Lincoln Corporate Variable 4 – Band 2			10.084489	9.766815	9.858458
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.097983	9.799472	9.911223
	Lincoln Corporate Variable 4 – Band 3			10.097983	9.799472	9.911223
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.937077	9.652975	9.772823
	Lincoln Corporate Variable 4 – Band 4			10.104736	9.815840	9.937710
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.111474	9.832216	9.964242
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Lincoln CVUL	15.152876	16.514337	17.334001	16.869593	17.593035
	Lincoln CVUL/0.35%	12.078492	13.209866	13.914126	13.588831	14.221254
	Lincoln CVUL LC	15.503558	16.947280	17.841872	17.416038	18.217470
	Lincoln CVUL LC/0.20%	12.128568	13.284538	14.013782	13.706706	14.366142
	Lincoln CVUL III Jumbo	15.741823	17.242173	18.188668	17.790109	18.645999
	Lincoln CVUL III Super Jumbo	15.562777	17.020518	17.927937	17.508803	18.323661
	Lincoln CVUL III Super Jumbo/0.15%	11.214003	12.288948	12.970023	12.692163	13.309440
	Lincoln CVUL III SC (Elite)	15.152876	16.514337	17.334001	16.869593	17.593035
	Lincoln CVUL III LC (Elite)	15.503558	16.947280	17.841872	17.416038	18.217470
	Lincoln CVUL III LC (Elite)/0.20%	12.128568	13.284538	14.013782	13.706706	14.366142
	Lincoln Corporate Variable 4 – Band 1	15.152876	16.514337	17.334001	16.869593	17.593035
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.125600	9.888876	10.349103
	Lincoln Corporate Variable 4 – Band 2	15.503428	16.947139	17.841730	17.415830	18.218679

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.364594	10.933413	10.693915	11.208399
	Lincoln Corporate Variable 4 – Band 3	15.744429	17.245710	18.192714	17.794148	18.650232
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.139341	9.927098	10.415102
	Lincoln Corporate Variable 4 – Band 4	15.862329	17.391542	18.364590	17.980151	18.864033
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.248757	16.735541	17.689565	17.336589	18.207027
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Lincoln CVUL	13.919940	15.695329	16.126402	15.422967	16.042745
	Lincoln CVUL/0.35%	11.825250	13.380209	13.795900	13.240400	13.820743
	Lincoln CVUL LC	14.242061	16.106765	16.598861	15.922533	16.612132
	Lincoln CVUL LC/0.20%	11.874284	13.455851	13.894719	13.355266	13.961564
	Lincoln CVUL III Jumbo	14.461074	16.387183	16.921657	16.264685	17.003064
	Lincoln CVUL III Super Jumbo	14.296563	16.176486	16.679051	16.007459	16.709086
	Lincoln CVUL III Super Jumbo/0.15%	11.253981	12.759305	13.182044	12.676599	13.258712
	Lincoln CVUL III SC (Elite)	13.919940	15.695329	16.126402	15.422967	16.042745
	Lincoln CVUL III LC (Elite)	14.242061	16.106765	16.598861	15.922533	16.612132
	Lincoln CVUL III LC (Elite)/0.20%	11.874284	13.455851	13.894719	13.355266	13.961564
	Lincoln Corporate Variable 4 – Band 1	13.919940	15.695329	16.126402	15.422967	16.042745
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.935460	9.535403	9.953352
	Lincoln Corporate Variable 4 – Band 2	14.241865	16.106539	16.598625	15.922253	16.612190
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.531032	10.874465	10.452258	10.926776
	Lincoln Corporate Variable 4 – Band 3	14.462033	16.388339	16.922882	16.265865	17.004297
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.948946	9.572257	10.016824
	Lincoln Corporate Variable 4 – Band 4	14.571798	16.529170	17.085352	16.438462	17.201916
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.600634	15.442983	15.978587	15.388988	16.119807
LVIP Global Income Fund Standard Class
	Lincoln CVUL III Jumbo	12.786364	12.400854	12.616356	12.336630	12.374496
	Lincoln CVUL III Super Jumbo	12.717107	12.315197	12.510431	12.214713	12.233841
	Lincoln CVUL III Super Jumbo/0.15%	10.722796	10.404704	10.590811	10.361175	10.398174
	Lincoln CVUL III SC (Elite)	12.556960	12.117620	12.266713	11.934902	11.911830
	Lincoln CVUL III LC (Elite)	12.694105	12.286776	12.475320	12.174343	12.187313
	Lincoln CVUL III LC (Elite)/0.20%	10.716851	10.393736	10.574358	10.339907	10.371644
	Lincoln Corporate Variable 4 – Band 1	12.556960	12.117620	12.266713	11.934902	11.911830
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.929613	9.694900	9.710082
	Lincoln Corporate Variable 4 – Band 2	12.694119	12.286798	12.475323	12.174345	12.187315
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.761430	9.931066	9.710864	9.740664
	Lincoln Corporate Variable 4 – Band 3	12.786364	12.400854	12.616356	12.336630	12.374496
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.943089	9.732364	9.772002
	Lincoln Corporate Variable 4 – Band 4	12.832746	12.458291	12.687472	12.418582	12.469152
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.879335	12.516030	12.759025	12.501119	12.564591
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Lincoln CVUL	14.708833	16.337849	16.896655	16.212674	16.798661
	Lincoln CVUL/0.35%	11.916205	13.282328	13.784788	13.273168	13.801116
	Lincoln CVUL LC	15.048882	16.765766	17.391303	16.737454	17.394500
	Lincoln CVUL LC/0.20%	11.965613	13.357416	13.883525	13.388315	13.941734
	Lincoln CVUL III Jumbo	15.280580	17.057970	17.729833	17.097429	17.804168
	Lincoln CVUL III Super Jumbo	15.106762	16.838664	17.475657	16.827051	17.496357
	Lincoln CVUL III Super Jumbo/0.15%	11.271325	12.588661	13.091036	12.630408	13.159074
	Lincoln CVUL III SC (Elite)	14.708833	16.337849	16.896655	16.212674	16.798661
	Lincoln CVUL III LC (Elite)	15.048882	16.765766	17.391303	16.737454	17.394500
	Lincoln CVUL III LC (Elite)/0.20%	11.965613	13.357416	13.883525	13.388315	13.941734
	Lincoln Corporate Variable 4 – Band 1	14.708833	16.337849	16.896655	16.212674	16.798661
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.976091	9.605830	9.987908
	Lincoln Corporate Variable 4 – Band 2	15.049265	16.766193	17.391748	16.737882	17.394926
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.502061	10.915705	10.526500	10.961633
	Lincoln Corporate Variable 4 – Band 3	15.279506	17.057001	17.728990	17.096513	17.803214
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.989632	9.642955	10.051599
	Lincoln Corporate Variable 4 – Band 4	15.397568	17.205756	17.901333	17.280089	18.012376
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.555819	16.281426	16.956582	16.384527	17.095945

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
LVIP Goldman Sachs Income Builder Fund Standard Class
	Lincoln CVUL III Jumbo			10.071118	9.664107	10.506627
	Lincoln CVUL III Super Jumbo			10.061024	9.639944	10.464655
	Lincoln CVUL III Super Jumbo/0.15%			10.074485	9.672175	10.520655
	Lincoln CVUL III SC (Elite)			10.037511	9.583799	10.367371
	Lincoln CVUL III LC (Elite)			10.057662	9.631904	10.450702
	Lincoln CVUL III LC (Elite)/0.20%			10.071118	9.664107	10.506627
	Lincoln Corporate Variable 4 – Band 1			10.037511	9.583799	10.367371
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.836161	9.424492	10.230771
	Lincoln Corporate Variable 4 – Band 2			10.057662	9.631904	10.450702
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.071118	9.664107	10.506627
	Lincoln Corporate Variable 4 – Band 3			10.071118	9.664107	10.506627
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.849513	9.460918	10.296010
	Lincoln Corporate Variable 4 – Band 4			10.077853	9.680249	10.534701
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.084588	9.696413	10.562842
LVIP Government Money Market Fund Standard Class
	Lincoln CVUL	12.309522	12.226686	12.144533	12.062537	11.981852
	Lincoln CVUL/0.35%	9.913276	9.881133	9.849257	9.817088	9.785615
	Lincoln CVUL LC	12.619553	12.572292	12.525338	12.478150	12.431926
	Lincoln CVUL LC/0.20%	9.954340	9.936914	9.919622	9.902035	9.885104
	Lincoln CVUL III Jumbo	11.565545	11.545300	11.525209	11.504775	11.485105
	Lincoln CVUL III Super Jumbo	11.362438	11.325546	11.288891	11.251986	11.215911
	Lincoln CVUL III Super Jumbo/0.15%	9.986310	9.973814	9.961437	9.948750	9.936707
	Lincoln CVUL III SC (Elite)	12.309522	12.226686	12.144533	12.062537	11.981852
	Lincoln CVUL III LC (Elite)	12.619553	12.572292	12.525338	12.478150	12.431926
	Lincoln CVUL III LC (Elite)/0.20%	9.954340	9.936914	9.919622	9.902035	9.885104
	Lincoln Corporate Variable 4 – Band 1	10.989426	10.915531	10.842152	10.768949	10.696917
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.982251	9.949618	9.917718
	Lincoln Corporate Variable 4 – Band 2	11.302530	11.260202	11.218148	11.175885	11.134479
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.988633	9.971266	9.953588	9.936569
	Lincoln Corporate Variable 4 – Band 3	11.472546	11.452461	11.432532	11.412262	11.392793
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.995816	9.988078	9.980976
	Lincoln Corporate Variable 4 – Band 4	11.617998	11.609264	11.600661	11.592348	11.583108
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.403510	11.406337	11.409284	11.411857	11.415153
LVIP JPMorgan High Yield Fund Standard Class
	Lincoln CVUL III Jumbo	12.843186	13.659224	14.019514	13.440493	15.192757
	Lincoln CVUL III Super Jumbo	12.792741	13.585186	13.922627	13.327596	15.042571
	Lincoln CVUL III Super Jumbo/0.15%	11.763114	12.516781	12.853361	12.328668	13.942947
	Lincoln CVUL III SC (Elite)	12.675804	13.413985	13.699150	13.067839	14.697882
	Lincoln CVUL III LC (Elite)	12.775970	13.560595	13.890480	13.290174	14.992840
	Lincoln CVUL III LC (Elite)/0.20%	11.756594	12.503591	12.833399	12.303366	13.907380
	Lincoln Corporate Variable 4 – Band 1	12.675804	13.413985	13.699150	13.067839	14.697882
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.778642	9.360718	10.565241
	Lincoln Corporate Variable 4 – Band 2	12.775970	13.560230	13.891884	13.291131	14.993896
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.082535	10.348483	9.921037	11.214615
	Lincoln Corporate Variable 4 – Band 3	12.843186	13.659224	14.019514	13.440493	15.192757
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.791913	9.396892	10.632605
	Lincoln Corporate Variable 4 – Band 4	12.876926	13.708806	14.084479	13.516302	15.293706
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.910760	13.758573	14.149750	13.592515	15.395342
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	10.741500	13.311157	14.362628	13.224779	14.519553
	Lincoln CVUL III Super Jumbo	10.651380	13.179703	14.199478	13.054946	14.311618
	Lincoln CVUL III Super Jumbo/0.15%	12.113713	15.019145	16.213637	14.936616	16.407185
	Lincoln CVUL III SC (Elite)	10.444025	12.878000	13.825958	12.667097	13.837937
	Lincoln CVUL III LC (Elite)	10.621508	13.136174	14.145507	12.998821	14.242970
	Lincoln CVUL III LC (Elite)/0.20%	12.106997	15.003319	16.188457	14.905960	16.365330
	Lincoln Corporate Variable 4 – Band 1	10.444025	12.878000	13.825958	12.667097	13.837937
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.420390	9.580467	10.502685
	Lincoln Corporate Variable 4 – Band 2	10.621511	13.136179	14.145511	12.998825	14.242974
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.020252	11.890761	10.948740	12.020677

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3	10.741368	13.312905	14.365735	13.228961	14.524143
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.434528	9.617496	10.569657
	Lincoln Corporate Variable 4 – Band 4	10.802003	13.399520	14.472435	13.339226	14.659850
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.862513	13.488055	14.582634	13.454249	14.801045
LVIP Managed Risk Profile 2010 Fund Standard Class
	Lincoln CVUL III Jumbo	12.104895	13.159255	13.760555	13.512277	14.083388
	Lincoln CVUL III Super Jumbo	12.003398	13.029363	13.604308	13.338821	13.881768
	Lincoln CVUL III Super Jumbo/0.15%	10.968583	11.929930	12.481297	12.262230	12.786897
	Lincoln CVUL III SC (Elite)	11.769866	12.731243	13.246591	12.942696	13.422471
	Lincoln CVUL III LC (Elite)	11.969755	12.986351	13.552620	13.281498	13.815205
	Lincoln CVUL III LC (Elite)/0.20%	10.962502	11.917357	12.461910	12.237063	12.754275
	Lincoln Corporate Variable 4 – Band 1	11.769866	12.731243	13.246591	12.942696	13.422471
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.069525	9.873019	10.274893
	Lincoln Corporate Variable 4 – Band 2	11.970122	12.986751	13.553352	13.282862	13.816624
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.327261	10.799156	10.604309	11.052512
	Lincoln Corporate Variable 4 – Band 3	12.104895	13.159252	13.760552	13.512274	14.083384
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.083191	9.911171	10.340409
	Lincoln Corporate Variable 4 – Band 4	12.173035	13.246567	13.865715	13.629164	14.219424
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.241546	13.334444	13.971663	13.747047	14.356757
LVIP Managed Risk Profile 2020 Fund Standard Class
	Lincoln CVUL III Jumbo	11.494591	12.748610	13.281556	12.961928	13.512067
	Lincoln CVUL III Super Jumbo	11.398205	12.622766	13.130741	12.795529	13.318619
	Lincoln CVUL III Super Jumbo/0.15%	10.947190	12.147560	12.661709	12.363179	12.894349
	Lincoln CVUL III SC (Elite)	11.176434	12.333936	12.785461	12.415521	12.877938
	Lincoln CVUL III LC (Elite)	11.366256	12.581094	13.080851	12.740539	13.254754
	Lincoln CVUL III LC (Elite)/0.20%	10.941120	12.134757	12.642042	12.337804	12.861454
	Lincoln Corporate Variable 4 – Band 1	11.176434	12.333936	12.785461	12.415521	12.877938
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.022565	9.766701	10.165971
	Lincoln Corporate Variable 4 – Band 2	11.366195	12.581039	13.080759	12.740391	13.255043
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.457850	10.895033	10.632838	11.085079
	Lincoln Corporate Variable 4 – Band 3	11.494591	12.748610	13.281556	12.960218	13.510284
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.036168	9.804456	10.230806
	Lincoln Corporate Variable 4 – Band 4	11.559300	12.833201	13.383060	13.074060	13.642589
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.624375	12.918356	13.485341	13.187165	13.774376
LVIP Managed Risk Profile 2030 Fund Standard Class
	Lincoln CVUL III Jumbo	11.112812	12.614955	13.113360	12.739054	13.185981
	Lincoln CVUL III Super Jumbo	11.019621	12.490424	12.964448	12.575509	12.997194
	Lincoln CVUL III Super Jumbo/0.15%	10.907665	12.388268	12.884158	12.522656	12.968472
	Lincoln CVUL III SC (Elite)	10.805200	12.204608	12.623525	12.202017	12.567128
	Lincoln CVUL III LC (Elite)	10.988731	12.449187	12.915187	12.521461	12.934867
	Lincoln CVUL III LC (Elite)/0.20%	10.901617	12.375212	12.864146	12.496953	12.935387
	Lincoln Corporate Variable 4 – Band 1	10.805200	12.204608	12.623525	12.202017	12.567128
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.998997	9.699022	10.024252
	Lincoln Corporate Variable 4 – Band 2	10.986522	12.446698	12.912797	12.519357	12.932688
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.629394	11.049352	10.733961	11.110711
	Lincoln Corporate Variable 4 – Band 3	11.112753	12.614897	13.113316	12.738978	13.185902
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.012568	9.736505	10.088174
	Lincoln Corporate Variable 4 – Band 4	11.175377	12.698664	13.213584	12.849263	13.313360
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.238246	12.782875	13.314517	12.960372	13.441913
LVIP Managed Risk Profile 2040 Fund Standard Class
	Lincoln CVUL III Jumbo	10.346962	12.033705	12.427737	12.002980	12.435438
	Lincoln CVUL III Super Jumbo	10.260184	11.914903	12.286600	11.848874	12.257385
	Lincoln CVUL III Super Jumbo/0.15%	10.820920	12.591218	13.010009	12.571638	13.031096
	Lincoln CVUL III SC (Elite)	10.060519	11.642235	11.963478	11.496938	11.851774
	Lincoln CVUL III LC (Elite)	10.231420	11.875563	12.239911	11.797946	12.198602
	Lincoln CVUL III LC (Elite)/0.20%	10.814920	12.577949	12.989801	12.545835	12.997851
	Lincoln Corporate Variable 4 – Band 1	10.060519	11.642235	11.963478	11.496938	11.851774
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.921233	9.567776	9.897642
	Lincoln Corporate Variable 4 – Band 2	10.232200	11.876448	12.240840	11.798850	12.199529

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.767874	11.120457	10.740381	11.127347
	Lincoln Corporate Variable 4 – Band 3	10.335366	12.018830	12.412080	11.987830	12.419741
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.934700	9.604753	9.960757
	Lincoln Corporate Variable 4 – Band 4	10.405221	12.113563	12.522727	12.106829	12.555574
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.463737	12.193869	12.618357	12.211494	12.676784
LVIP Managed Risk Profile 2050 Fund Standard Class
	Lincoln CVUL III Jumbo	9.459456	11.237730	11.545122	11.090503	11.556917
	Lincoln CVUL III Super Jumbo	9.435843	11.192884	11.481812	11.013146	11.459112
	Lincoln CVUL III Super Jumbo/0.15%	10.689590	12.705464	13.059531	12.551556	13.085954
	Lincoln CVUL III SC (Elite)	9.380972	11.088936	11.335433	10.834736	11.234104
	Lincoln CVUL III LC (Elite)	9.427984	11.177975	11.460785	10.987480	11.426695
	Lincoln CVUL III LC (Elite)/0.20%	10.683662	12.692074	13.039246	12.525793	13.052568
	Lincoln Corporate Variable 4 – Band 1	9.380972	11.088936	11.335433	10.834736	11.234104
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.919225	9.514341	9.899615
	Lincoln Corporate Variable 4 – Band 2	9.427984	11.180977	11.463864	10.990431	11.429764
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.915124	11.213691	10.772123	11.225147
	Lincoln Corporate Variable 4 – Band 3	9.459456	11.237730	11.545122	11.090503	11.556917
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.932690	9.551116	9.962744
	Lincoln Corporate Variable 4 – Band 4	9.475232	11.267727	11.587522	11.142375	11.622583
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.491125	11.297913	11.630189	11.194598	11.688735
LVIP MFS International Growth Fund Standard Class
	Lincoln CVUL III Jumbo	9.413279	10.673199	10.114050	10.224285	10.373416
	Lincoln CVUL III Super Jumbo	9.334314	10.567809	9.999165	10.092991	10.224864
	Lincoln CVUL III Super Jumbo/0.15%	12.266991	13.915819	13.193393	13.343864	13.545265
	Lincoln CVUL III SC (Elite)	9.152628	10.325927	9.736146	9.793155	9.886458
	Lincoln CVUL III LC (Elite)	9.308140	10.532911	9.961160	10.049602	10.175821
	Lincoln CVUL III LC (Elite)/0.20%	12.260192	13.901157	13.172902	13.316476	13.510709
	Lincoln Corporate Variable 4 – Band 1	9.152628	10.325927	9.736146	9.793155	9.886458
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.222781	9.309322	9.430956
	Lincoln Corporate Variable 4 – Band 2	9.308142	10.532908	9.961105	10.049546	10.175760
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.590571	10.035751	10.145133	10.293110
	Lincoln Corporate Variable 4 – Band 3	9.409115	10.668481	10.109559	10.219937	10.369006
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.235308	9.345311	9.491104
	Lincoln Corporate Variable 4 – Band 4	9.466292	10.744041	10.191372	10.312758	10.473648
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.519660	10.815417	10.269345	10.402178	10.575025
LVIP MFS Value Fund Standard Class
	Lincoln CVUL III Jumbo	10.313598	13.994363	15.433702	15.319456	17.438722
	Lincoln CVUL III Super Jumbo	10.227091	13.856203	15.258433	15.122777	17.189044
	Lincoln CVUL III Super Jumbo/0.15%	12.214934	16.582539	18.297220	18.170862	20.694927
	Lincoln CVUL III SC (Elite)	10.028051	13.539108	14.857167	14.673618	16.620268
	Lincoln CVUL III LC (Elite)	10.198417	13.810454	15.200453	15.057780	17.106615
	Lincoln CVUL III LC (Elite)/0.20%	12.208164	16.565071	18.268811	18.133578	20.642145
	Lincoln Corporate Variable 4 – Band 1	10.028051	13.539108	14.857167	14.673618	16.620268
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.576561	10.482530	11.914787
	Lincoln Corporate Variable 4 – Band 2	10.198487	13.810548	15.200558	15.057885	17.106633
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.716126	12.921148	12.825500	14.599757
	Lincoln Corporate Variable 4 – Band 3	10.313605	13.994382	15.433692	15.319465	17.438732
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.590911	10.523031	11.990749
	Lincoln Corporate Variable 4 – Band 4	10.371675	14.087233	15.551665	15.451995	17.607185
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.430147	14.180813	15.670632	15.585779	17.777391
LVIP Mondrian International Value Fund Standard Class
	Lincoln CVUL III Jumbo	22.536361	27.403543	26.654468	25.592748	26.566055
	Lincoln CVUL III Super Jumbo	20.676358	25.104174	24.381337	23.375049	24.227655
	Lincoln CVUL III Super Jumbo/0.15%	11.253348	13.690574	13.323005	12.798716	13.292101
	Lincoln CVUL III SC (Elite)	19.819829	23.980196	23.208315	22.172644	22.901114
	Lincoln CVUL III LC (Elite)	20.508675	24.888180	24.159459	23.150742	23.983174
	Lincoln CVUL III LC (Elite)/0.20%	11.247107	13.676148	13.302311	12.772443	13.258188
	Lincoln Corporate Variable 4 – Band 1	18.030278	21.815002	21.112814	20.170656	20.833351
	Lincoln Corporate Variable 4 – Band 1/0.35%			8.954687	8.585102	8.898243

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 2	18.550604	22.511940	21.852812	20.941270	21.697768
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.145193	10.840540	10.408732	10.804582
	Lincoln Corporate Variable 4 – Band 3	15.654438	19.035331	18.515001	17.777497	18.453583
	Lincoln Corporate Variable 4 – Band 3/0.10%			8.966854	8.618299	8.955005
	Lincoln Corporate Variable 4 – Band 4	18.579441	22.614634	22.018480	21.162591	21.989390
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.371761	15.073790	14.691114	14.134186	14.701084
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo			9.977671	9.283553	9.811581
	Lincoln CVUL III Super Jumbo			9.967670	9.260338	9.772380
	Lincoln CVUL III Super Jumbo/0.15%			9.981007	9.291304	9.824683
	Lincoln CVUL III SC (Elite)			9.944372	9.206394	9.681518
	Lincoln CVUL III LC (Elite)			9.964338	9.252613	9.759348
	Lincoln CVUL III LC (Elite)/0.20%			9.977671	9.283553	9.811581
	Lincoln Corporate Variable 4 – Band 1			9.944372	9.206394	9.681518
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.695974	9.007922	9.506007
	Lincoln Corporate Variable 4 – Band 2			9.964338	9.252613	9.759348
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.977671	9.283553	9.811581
	Lincoln Corporate Variable 4 – Band 3			9.977671	9.283553	9.811581
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.709138	9.042746	9.566636
	Lincoln Corporate Variable 4 – Band 4			9.984344	9.299062	9.837802
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.991016	9.314621	9.864107
LVIP PIMCO Low Duration Bond Fund Standard Class
	Lincoln CVUL III Jumbo			10.006684	10.153300	10.399277
	Lincoln CVUL III Super Jumbo			9.996655	10.127923	10.357738
	Lincoln CVUL III Super Jumbo/0.15%			10.010029	10.161774	10.413161
	Lincoln CVUL III SC (Elite)			9.973291	10.068953	10.261456
	Lincoln CVUL III LC (Elite)			9.993314	10.119476	10.343928
	Lincoln CVUL III LC (Elite)/0.20%			10.006684	10.153300	10.399277
	Lincoln Corporate Variable 4 – Band 1			9.973291	10.068953	10.261456
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.997065	10.128340	10.358165
	Lincoln Corporate Variable 4 – Band 2			9.993314	10.119476	10.343928
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.006684	10.153300	10.399277
	Lincoln Corporate Variable 4 – Band 3			10.006684	10.153300	10.399277
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.010632	10.167469	10.424207
	Lincoln Corporate Variable 4 – Band 4			10.013375	10.170254	10.427062
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.020082	10.187249	10.454934
LVIP SSGA Bond Index Fund Standard Class
	Lincoln CVUL III Jumbo	12.656909	12.307310	12.989425	12.996177	13.265539
	Lincoln CVUL III Super Jumbo	12.569219	12.203721	12.860794	12.848194	13.094836
	Lincoln CVUL III Super Jumbo/0.15%	10.444673	10.161259	10.729795	10.740741	10.968837
	Lincoln CVUL III SC (Elite)	12.366963	11.965389	12.565583	12.509416	12.705018
	Lincoln CVUL III LC (Elite)	12.540228	12.169486	12.818307	12.799348	13.038532
	Lincoln CVUL III LC (Elite)/0.20%	10.438882	10.150548	10.713127	10.718696	10.940854
	Lincoln Corporate Variable 4 – Band 1	12.366963	11.965389	12.565583	12.509416	12.705018
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.218463	10.208452	10.404419
	Lincoln Corporate Variable 4 – Band 2	12.540173	12.169433	12.818251	12.799292	13.038476
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.693642	10.230899	10.234907	10.446869
	Lincoln Corporate Variable 4 – Band 3	12.655804	12.306267	12.988258	12.995122	13.264462
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.232327	10.247846	10.470755
	Lincoln Corporate Variable 4 – Band 4	12.715707	12.376857	13.075893	13.095779	13.380574
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.774774	12.446792	13.162930	13.196136	13.496602
LVIP SSGA Conservative Index Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	11.858378	12.639317	13.210652	13.059798	13.686096
	Lincoln CVUL III Super Jumbo	11.816210	12.575498	13.124248	12.954930	13.555858
	Lincoln CVUL III Super Jumbo/0.15%	11.121125	11.859439	12.401720	12.266235	12.860905
	Lincoln CVUL III SC (Elite)	11.718400	12.427836	12.924829	12.713501	13.256764
	Lincoln CVUL III LC (Elite)	11.802188	12.554297	13.095573	12.920162	13.512721
	Lincoln CVUL III LC (Elite)/0.20%	11.114960	11.846941	12.382457	12.241060	12.828095
	Lincoln Corporate Variable 4 – Band 1	11.718400	12.427836	12.924829	12.713501	13.256764

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.062207	9.932393	10.393117
	Lincoln Corporate Variable 4 – Band 2	11.802188	12.554297	13.095573	12.920162	13.512721
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.229088	10.691473	10.569386	11.076260
	Lincoln Corporate Variable 4 – Band 3	11.858378	12.639317	13.210652	13.059798	13.686096
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.075863	9.970773	10.459384
	Lincoln Corporate Variable 4 – Band 4	11.886574	12.682043	13.268569	13.130180	13.773616
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.914889	12.724967	13.326798	13.200997	13.861753
LVIP SSGA Conservative Structured Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	11.740282	12.545291	13.213568	12.941828	13.799359
	Lincoln CVUL III Super Jumbo	11.698533	12.481945	13.127145	12.837908	13.668043
	Lincoln CVUL III Super Jumbo/0.15%	11.047463	11.810869	12.446245	12.196383	13.011022
	Lincoln CVUL III SC (Elite)	11.601693	12.335378	12.927681	12.598656	13.366473
	Lincoln CVUL III LC (Elite)	11.684650	12.460901	13.098463	12.803453	13.624549
	Lincoln CVUL III LC (Elite)/0.20%	11.041338	11.798421	12.426913	12.171351	12.977830
	Lincoln Corporate Variable 4 – Band 1	11.601693	12.335378	12.927681	12.598656	13.366473
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.085677	9.863454	10.501253
	Lincoln Corporate Variable 4 – Band 2	11.684636	12.460908	13.098491	12.803471	13.624567
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.281362	10.829041	10.606340	11.309110
	Lincoln Corporate Variable 4 – Band 3	11.740282	12.545291	13.213568	12.941828	13.799359
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.099365	9.901568	10.568208
	Lincoln Corporate Variable 4 – Band 4	11.768198	12.587699	13.271499	13.011576	13.887603
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.796317	12.630409	13.329839	13.081864	13.976587
LVIP SSGA Developed International 150 Fund Standard Class
	Lincoln CVUL III Jumbo	8.651728	10.388039	10.461680	9.992085	10.942212
	Lincoln CVUL III Super Jumbo	8.591725	10.300539	10.358005	9.878226	10.801322
	Lincoln CVUL III Super Jumbo/0.15%	11.796612	14.171147	14.278747	13.644640	14.949550
	Lincoln CVUL III SC (Elite)	8.453328	10.099225	10.120073	9.617570	10.479590
	Lincoln CVUL III LC (Elite)	8.571816	10.271536	10.323676	9.840561	10.754763
	Lincoln CVUL III LC (Elite)/0.20%	11.790071	14.156214	14.256567	13.616631	14.911409
	Lincoln Corporate Variable 4 – Band 1	8.453328	10.099225	10.120073	9.617570	10.479590
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.156359	8.732240	9.548247
	Lincoln Corporate Variable 4 – Band 2	8.571816	10.271536	10.323676	9.840561	10.754763
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.487424	11.568859	11.049556	12.100236
	Lincoln Corporate Variable 4 – Band 3	8.651452	10.381985	10.452456	9.983278	10.932567
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.168798	8.766004	9.609144
	Lincoln Corporate Variable 4 – Band 4	8.691963	10.446784	10.531371	10.068722	11.037155
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.732441	10.505934	10.601598	10.146007	11.133001
LVIP SSGA Emerging Markets 100 Fund Standard Class
	Lincoln CVUL III Jumbo	14.333432	13.900127	13.404831	11.098345	12.785734
	Lincoln CVUL III Super Jumbo	14.236938	13.785853	13.274694	10.974102	12.623669
	Lincoln CVUL III Super Jumbo/0.15%	11.564849	11.220848	10.826436	8.968088	10.336755
	Lincoln CVUL III SC (Elite)	14.014299	13.522850	12.975927	10.689579	12.253456
	Lincoln CVUL III LC (Elite)	14.205121	13.748168	13.231786	10.933154	12.570285
	Lincoln CVUL III LC (Elite)/0.20%	11.558440	11.209016	10.809593	8.949663	10.310364
	Lincoln Corporate Variable 4 – Band 1	14.014299	13.522850	12.975927	10.689579	12.253456
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.470843	7.829484	9.006369
	Lincoln Corporate Variable 4 – Band 2	14.205361	13.748400	13.232009	10.933339	12.570497
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.264444	9.898697	8.196083	9.442476
	Lincoln Corporate Variable 4 – Band 3	14.333665	13.900345	13.405049	11.098526	12.785942
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.483700	7.859766	9.063813
	Lincoln Corporate Variable 4 – Band 4	14.398125	13.976835	13.492297	11.181954	12.894931
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.464202	14.055028	13.581360	11.267043	13.006042
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Lincoln CVUL	13.158480	14.348220	14.814135	13.751672	14.423721
	Lincoln CVUL/0.35%	11.684148	12.785245	13.246691	12.339780	12.988192
	Lincoln CVUL LC	13.463104	14.724486	15.248296	14.197245	14.935793
	Lincoln CVUL LC/0.20%	11.732595	12.857526	13.341578	12.446836	13.120533
	Lincoln CVUL III Jumbo	13.670056	14.980752	15.544738	14.502243	15.287190
	Lincoln CVUL III Super Jumbo	13.514530	14.788121	15.321854	14.272871	15.022860

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln CVUL III Super Jumbo/0.15%	11.410199	12.510470	12.987949	12.122986	12.785543
	Lincoln CVUL III SC (Elite)	13.158480	14.348220	14.814135	13.751672	14.423721
	Lincoln CVUL III LC (Elite)	13.463104	14.724486	15.248296	14.197245	14.935793
	Lincoln CVUL III LC (Elite)/0.20%	11.732595	12.857526	13.341578	12.446836	13.120533
	Lincoln Corporate Variable 4 – Band 1	13.158480	14.348220	14.814135	13.751672	14.423721
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.966481	9.284144	9.771993
	Lincoln Corporate Variable 4 – Band 2	13.463159	14.724547	15.248356	14.197286	14.935837
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.470164	10.864345	10.135722	10.684324
	Lincoln Corporate Variable 4 – Band 3	13.665949	14.976610	15.540384	14.498163	15.282890
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.980009	9.320026	9.834307
	Lincoln Corporate Variable 4 – Band 4	13.774731	15.110563	15.695123	14.657200	15.465987
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.602614	13.838606	14.388341	13.450286	14.206670
LVIP SSGA International Index Fund Standard Class
	Lincoln CVUL III Jumbo	8.359151	10.092814	9.484176	9.350004	9.424223
	Lincoln CVUL III Super Jumbo	8.301185	10.007812	9.390197	9.243471	9.302884
	Lincoln CVUL III Super Jumbo/0.15%	12.217061	14.758215	13.875175	13.685728	13.801260
	Lincoln CVUL III SC (Elite)	8.167487	9.812246	9.174514	8.999586	9.025796
	Lincoln CVUL III LC (Elite)	8.281952	9.979637	9.359078	9.208230	9.262786
	Lincoln CVUL III LC (Elite)/0.20%	12.210289	14.742666	13.853623	13.657636	13.766049
	Lincoln Corporate Variable 4 – Band 1	8.167487	9.812246	9.174514	8.999586	9.025796
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.015657	8.874783	8.931826
	Lincoln Corporate Variable 4 – Band 2	8.281910	9.979593	9.361128	9.210245	9.265096
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.085685	10.417199	10.269822	10.351354
	Lincoln Corporate Variable 4 – Band 3	8.359194	10.092860	9.484218	9.350043	9.424262
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.027906	8.909094	8.988785
	Lincoln Corporate Variable 4 – Band 4	8.398020	10.149882	9.547351	9.421706	9.505993
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.437051	10.207250	9.610925	9.493938	9.588451
LVIP SSGA International Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo					10.158480
	Lincoln CVUL III Super Jumbo					10.156233
	Lincoln CVUL III Super Jumbo/0.15%					10.159229
	Lincoln CVUL III SC (Elite)					10.150993
	Lincoln CVUL III LC (Elite)					10.155485
	Lincoln CVUL III LC (Elite)/0.20%					10.158480
	Lincoln Corporate Variable 4 – Band 1					10.150993
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.156233
	Lincoln Corporate Variable 4 – Band 2					10.155485
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.158480
	Lincoln Corporate Variable 4 – Band 3					10.158480
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.159978
	Lincoln Corporate Variable 4 – Band 4					10.159978
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.161479
LVIP SSGA Large Cap 100 Fund Standard Class
	Lincoln CVUL III Jumbo	11.794865	15.991228	18.628410	17.722909	21.495089
	Lincoln CVUL III Super Jumbo	11.713094	15.856584	18.443884	17.521040	21.218422
	Lincoln CVUL III Super Jumbo/0.15%	11.742564	15.928275	18.564351	17.670801	21.442602
	Lincoln CVUL III SC (Elite)	11.524489	15.546801	18.020394	17.058902	20.586625
	Lincoln CVUL III LC (Elite)	11.685962	15.811954	18.382782	17.454262	21.126992
	Lincoln CVUL III LC (Elite)/0.20%	11.736054	15.911494	18.535526	17.634540	21.387912
	Lincoln Corporate Variable 4 – Band 1	11.524489	15.546801	18.020394	17.058902	20.586625
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.771895	10.232921	12.392326
	Lincoln Corporate Variable 4 – Band 2	11.685962	15.811954	18.382782	17.454262	21.126992
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.621465	13.538011	12.879947	15.621341
	Lincoln Corporate Variable 4 – Band 3	11.793469	15.989832	18.626785	17.721358	21.493208
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.786509	10.272463	12.471333
	Lincoln Corporate Variable 4 – Band 4	11.849696	16.081626	18.752451	17.858778	21.681535
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.904693	16.172411	18.877175	17.995553	21.869432

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
LVIP SSGA Mid-Cap Index Fund Standard Class
	Lincoln CVUL III Jumbo			10.125864	9.855200	11.833286
	Lincoln CVUL III Super Jumbo			10.121118	9.835812	11.792319
	Lincoln CVUL III Super Jumbo/0.15%			10.127446	9.861671	11.846973
	Lincoln CVUL III SC (Elite)			10.110055	9.790723	11.697281
	Lincoln CVUL III LC (Elite)			10.119537	9.829358	11.778695
	Lincoln CVUL III LC (Elite)/0.20%			10.125864	9.855200	11.833286
	Lincoln Corporate Variable 4 – Band 1			10.110055	9.790723	11.697281
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.121118	9.835812	11.792319
	Lincoln Corporate Variable 4 – Band 2			10.119537	9.829407	11.778649
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.125864	9.855199	11.833315
	Lincoln Corporate Variable 4 – Band 3			10.125864	9.855200	11.833247
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.129028	9.868146	11.860676
	Lincoln Corporate Variable 4 – Band 4			10.129028	9.868146	11.860676
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.132194	9.881185	11.888220
LVIP SSGA Moderate Index Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	12.175030	13.665482	14.240178	14.001976	14.902639
	Lincoln CVUL III Super Jumbo	12.131731	13.596480	14.147038	13.889538	14.760819
	Lincoln CVUL III Super Jumbo/0.15%	11.476780	12.888194	13.436918	13.218763	14.076079
	Lincoln CVUL III SC (Elite)	12.031299	13.436825	13.932070	13.630678	14.435129
	Lincoln CVUL III LC (Elite)	12.117333	13.573557	14.116127	13.852260	14.713847
	Lincoln CVUL III LC (Elite)/0.20%	11.470418	12.874612	13.416049	13.191633	14.040171
	Lincoln Corporate Variable 4 – Band 1	12.031299	13.436825	13.932070	13.630678	14.435129
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.012711	9.830463	10.447121
	Lincoln Corporate Variable 4 – Band 2	12.117333	13.573557	14.116127	13.852260	14.713847
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.562160	11.006347	10.822239	11.518368
	Lincoln Corporate Variable 4 – Band 3	12.175030	13.665482	14.240178	14.001976	14.902639
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.026301	9.868453	10.513735
	Lincoln Corporate Variable 4 – Band 4	12.203981	13.711678	14.302612	14.077440	14.997941
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.233048	13.758083	14.365376	14.153368	15.093913
LVIP SSGA Moderate Structured Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	12.004528	13.514749	14.237363	13.826259	15.077870
	Lincoln CVUL III Super Jumbo	11.961834	13.446507	14.144241	13.715231	14.934383
	Lincoln CVUL III Super Jumbo/0.15%	11.353771	12.788515	13.479036	13.096377	14.289055
	Lincoln CVUL III SC (Elite)	11.862804	13.288609	13.929315	13.459616	14.604864
	Lincoln CVUL III LC (Elite)	11.947637	13.423836	14.113336	13.678420	14.886858
	Lincoln CVUL III LC (Elite)/0.20%	11.347477	12.775038	13.458101	13.069498	14.252604
	Lincoln Corporate Variable 4 – Band 1	11.862804	13.288609	13.929315	13.459616	14.604864
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.047370	9.742622	10.608648
	Lincoln Corporate Variable 4 – Band 2	11.947637	13.423836	14.113336	13.678420	14.886858
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.632185	11.200673	10.877253	11.861907
	Lincoln Corporate Variable 4 – Band 3	12.004528	13.514749	14.237363	13.826259	15.077870
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.061007	9.780273	10.676290
	Lincoln Corporate Variable 4 – Band 4	12.033075	13.560436	14.299785	13.900776	15.174292
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.061781	13.606357	14.362556	13.975771	15.271415
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	12.238656	14.022832	14.555828	14.231081	15.248930
	Lincoln CVUL III Super Jumbo	12.195129	13.952024	14.460620	14.116798	15.103810
	Lincoln CVUL III Super Jumbo/0.15%	11.620735	13.321485	13.834740	13.532847	14.508005
	Lincoln CVUL III SC (Elite)	12.094164	13.788189	14.240878	13.853690	14.770543
	Lincoln CVUL III LC (Elite)	12.180654	13.928500	14.429022	14.078908	15.055745
	Lincoln CVUL III LC (Elite)/0.20%	11.614293	13.307448	13.813252	13.505072	14.470995
	Lincoln Corporate Variable 4 – Band 1	12.094164	13.788189	14.240878	13.853690	14.770543
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.975816	9.738627	10.419528
	Lincoln Corporate Variable 4 – Band 2	12.180654	13.928500	14.429022	14.078908	15.055745
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.713729	11.120949	10.872836	11.650493
	Lincoln Corporate Variable 4 – Band 3	12.238656	14.022832	14.555828	14.231081	15.248930
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.989357	9.776265	10.485968
	Lincoln Corporate Variable 4 – Band 4	12.267761	14.070237	14.619648	14.307783	15.346449
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.297161	14.118052	14.684008	14.385150	15.444867

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	12.251236	14.079437	14.793056	14.249629	15.711410
	Lincoln CVUL III Super Jumbo	12.207662	14.008342	14.696297	14.135198	15.561891
	Lincoln CVUL III Super Jumbo/0.15%	11.479648	13.199304	13.875248	13.372225	14.751368
	Lincoln CVUL III SC (Elite)	12.106591	13.843844	14.472976	13.871747	15.218519
	Lincoln CVUL III LC (Elite)	12.193172	13.984723	14.664184	14.097258	15.512368
	Lincoln CVUL III LC (Elite)/0.20%	11.473284	13.185394	13.853699	13.344780	14.713737
	Lincoln Corporate Variable 4 – Band 1	12.106591	13.843844	14.472976	13.871747	15.218519
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.021813	9.639184	10.612086
	Lincoln Corporate Variable 4 – Band 2	12.193172	13.984723	14.664184	14.097265	15.512380
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.806715	11.354455	10.937347	12.059350
	Lincoln Corporate Variable 4 – Band 3	12.251236	14.079437	14.793056	14.249629	15.711410
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.035415	9.676437	10.679751
	Lincoln Corporate Variable 4 – Band 4	12.280371	14.127034	14.857915	14.326431	15.811886
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.309162	14.174322	14.922560	14.403172	15.912479
LVIP SSGA S&P 500 Index Fund Standard Class
	Lincoln CVUL	12.280070	16.096688	18.130542	18.215119	20.214664
	Lincoln CVUL/0.35%	12.670922	16.667203	18.838945	18.993200	21.152024
	Lincoln CVUL LC	12.565844	16.520729	18.664055	18.807470	20.934718
	Lincoln CVUL LC/0.20%	12.723462	16.761416	18.973865	19.157946	21.367506
	Lincoln CVUL III Jumbo	12.758929	16.808139	19.026756	19.211349	21.427068
	Lincoln CVUL III Super Jumbo	12.613764	16.592018	18.753964	18.907523	21.056608
	Lincoln CVUL III Super Jumbo/0.15%	12.199463	16.079151	18.210643	18.396517	20.528515
	Lincoln CVUL III SC (Elite)	12.280070	16.096688	18.130542	18.215119	20.214664
	Lincoln CVUL III LC (Elite)	12.565844	16.520729	18.664055	18.807470	20.934718
	Lincoln CVUL III LC (Elite)/0.20%	12.723462	16.761416	18.973865	19.157946	21.367506
	Lincoln Corporate Variable 4 – Band 1	12.281432	16.098474	18.132554	18.217140	20.216907
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.707370	10.795043	12.022040
	Lincoln Corporate Variable 4 – Band 2	12.565783	16.520649	18.663963	18.807377	20.934616
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.559549	13.085369	13.212320	14.736148
	Lincoln Corporate Variable 4 – Band 3	12.759851	16.809354	19.028131	19.212737	21.428617
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.721897	10.836734	12.098659
	Lincoln Corporate Variable 4 – Band 4	12.856632	16.953781	19.210817	19.416606	21.677652
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.525094	16.533100	18.752869	18.972719	21.203259
LVIP SSGA Small-Cap Index Fund Standard Class
	Lincoln CVUL III Jumbo	10.624810	14.622948	15.275902	14.526584	17.495287
	Lincoln CVUL III Super Jumbo	10.535673	14.478557	15.102391	14.340046	17.244759
	Lincoln CVUL III Super Jumbo/0.15%	12.235520	16.848184	17.609305	16.753907	20.187877
	Lincoln CVUL III SC (Elite)	10.332833	14.150245	14.708358	13.917079	16.677680
	Lincoln CVUL III LC (Elite)	10.506219	14.430872	15.045127	14.277639	17.161951
	Lincoln CVUL III LC (Elite)/0.20%	12.228740	16.830434	17.581949	16.719507	20.136367
	Lincoln Corporate Variable 4 – Band 1	10.330582	14.147162	14.705154	13.914047	16.674046
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.373437	9.849801	11.844972
	Lincoln Corporate Variable 4 – Band 2	10.506136	14.430757	15.045006	14.278411	17.162063
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.164236	12.707914	12.084568	14.554191
	Lincoln Corporate Variable 4 – Band 3	10.623236	14.620696	15.273562	14.524350	17.492596
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.387518	9.887876	11.920502
	Lincoln Corporate Variable 4 – Band 4	10.684652	14.720006	15.392681	14.652288	17.664323
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.744828	14.817704	15.510347	14.779074	17.834980
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Lincoln CVUL III Jumbo	14.430047	19.368144	20.160618	18.744468	24.335600
	Lincoln CVUL III Super Jumbo	14.330002	19.205062	19.960896	18.530940	24.022353
	Lincoln CVUL III Super Jumbo/0.15%	11.898292	15.977979	16.640057	15.478946	20.106073
	Lincoln CVUL III SC (Elite)	14.099250	18.829853	19.502534	18.042112	23.307029
	Lincoln CVUL III LC (Elite)	14.296808	19.151007	19.894763	18.460305	23.918838
	Lincoln CVUL III LC (Elite)/0.20%	11.891697	15.961147	16.614218	15.447180	20.054789
	Lincoln Corporate Variable 4 – Band 1	14.099250	18.829853	19.502534	18.042112	23.307029
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.285935	9.549072	12.378820
	Lincoln Corporate Variable 4 – Band 2	14.296934	19.151164	19.894884	18.460392	23.918949
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.956341	12.445552	11.571321	15.022858

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3	14.430908	19.369306	20.161823	18.745589	24.337055
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.299897	9.585986	12.457750
	Lincoln Corporate Variable 4 – Band 4	14.497131	19.477634	20.294873	18.888184	24.546694
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.564514	19.587726	20.430006	19.032987	24.760588
LVIP T. Rowe Price Growth Stock Fund Standard Class
	Lincoln CVUL III Jumbo	11.215968	15.564210	16.886530	18.660882	18.883095
	Lincoln CVUL III Super Jumbo	11.121902	15.410561	16.694769	18.421319	18.612744
	Lincoln CVUL III Super Jumbo/0.15%	12.190817	16.925445	18.372597	20.313253	20.565421
	Lincoln CVUL III SC (Elite)	10.905469	15.057917	16.255748	17.874224	17.996873
	Lincoln CVUL III LC (Elite)	11.090761	15.359736	16.631392	18.342214	18.523554
	Lincoln CVUL III LC (Elite)/0.20%	12.184067	16.907617	18.344102	20.271612	20.513030
	Lincoln Corporate Variable 4 – Band 1	10.905469	15.057917	16.255748	17.874224	17.996873
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.787129	11.902719	12.026406
	Lincoln Corporate Variable 4 – Band 2	11.086926	15.354424	16.625639	18.335993	18.519014
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.795910	11.930291	12.072355
	Lincoln Corporate Variable 4 – Band 3	11.215655	15.563642	16.886014	18.660306	18.882513
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.801766	11.948702	12.103081
	Lincoln Corporate Variable 4 – Band 4	11.279119	15.667491	17.015591	18.822317	19.065509
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.342619	15.771448	17.145628	18.985138	19.249667
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Lincoln CVUL	17.510900	23.439300	25.972696	26.333541	28.125991
	Lincoln CVUL/0.35%	13.226096	17.765878	19.755090	20.099803	21.543189
	Lincoln CVUL LC	17.969926	24.125944	26.813871	27.268113	29.211656
	Lincoln CVUL LC/0.20%	13.280933	17.866294	19.896569	20.274145	21.762660
	Lincoln CVUL III Jumbo	23.384087	31.457655	35.032415	35.697231	38.318099
	Lincoln CVUL III Super Jumbo	21.835039	29.329791	32.613793	33.182882	35.565775
	Lincoln CVUL III Super Jumbo/0.15%	11.911456	16.032001	17.862761	18.210852	19.557655
	Lincoln CVUL III SC (Elite)	18.042616	24.151032	26.761354	27.133157	28.980034
	Lincoln CVUL III LC (Elite)	18.656141	25.047242	27.837812	28.309400	30.327161
	Lincoln CVUL III LC (Elite)/0.20%	11.904852	16.015110	17.835021	18.173479	19.507765
	Lincoln Corporate Variable 4 – Band 1	19.394346	25.960397	28.766282	29.165939	31.151182
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.825802	11.014705	11.805681
	Lincoln Corporate Variable 4 – Band 2	19.951228	26.797450	29.783453	30.287845	32.446618
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.847295	13.191625	13.442224	14.428904
	Lincoln Corporate Variable 4 – Band 3	18.773120	25.255169	28.125135	28.658860	30.762975
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.840490	11.057267	11.880956
	Lincoln Corporate Variable 4 – Band 4	19.426885	26.160320	29.162254	29.745409	31.961240
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.720047	21.189839	23.645031	24.141999	25.966354
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Lincoln CVUL				9.590686	9.912244
	Lincoln CVUL/0.35%				9.613256	9.970398
	Lincoln CVUL LC				9.610028	9.962069
	Lincoln CVUL LC/0.20%				9.622945	9.995425
	Lincoln CVUL III Jumbo				9.622945	9.995425
	Lincoln CVUL III Super Jumbo				9.613256	9.970398
	Lincoln CVUL III Super Jumbo/0.15%				9.626176	10.003782
	Lincoln CVUL III SC (Elite)				9.590686	9.912244
	Lincoln CVUL III LC (Elite)				9.610028	9.962069
	Lincoln CVUL III LC (Elite)/0.20%				9.622945	9.995425
	Lincoln Corporate Variable 4 – Band 1				9.590686	9.912244
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.613256	9.970398
	Lincoln Corporate Variable 4 – Band 2				9.610028	9.962069
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.622941	9.995421
	Lincoln Corporate Variable 4 – Band 3				9.622945	9.995425
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.629409	10.012145
	Lincoln Corporate Variable 4 – Band 4				9.629409	10.012145
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.635878	10.028852

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Lincoln CVUL III Jumbo	10.576234	13.776854	15.428332	15.349987	17.179210
	Lincoln CVUL III Super Jumbo	10.549835	13.721885	15.343747	15.242944	17.033855
	Lincoln CVUL III Super Jumbo/0.15%	12.137831	15.818928	17.724055	17.642873	19.755204
	Lincoln CVUL III SC (Elite)	10.488495	13.594473	15.148178	14.996069	16.699454
	Lincoln CVUL III LC (Elite)	10.541051	13.703610	15.315655	15.207429	16.985677
	Lincoln CVUL III LC (Elite)/0.20%	12.131103	15.802264	17.696535	17.606672	19.704818
	Lincoln Corporate Variable 4 – Band 1	10.488495	13.594473	15.148178	14.996069	16.699454
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.642412	10.572496	11.814670
	Lincoln Corporate Variable 4 – Band 2	10.541051	13.703610	15.315655	15.207429	16.985677
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.441322	12.812833	12.747769	14.266891
	Lincoln Corporate Variable 4 – Band 3	10.576234	13.776854	15.428332	15.349987	17.179210
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.656852	10.613347	11.889992
	Lincoln Corporate Variable 4 – Band 4	10.593869	13.813622	15.484981	15.421766	17.276801
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.611527	13.850477	15.541825	15.493868	17.374932
LVIP Vanguard International Equity ETF Fund Standard Class
	Lincoln CVUL III Jumbo	9.516184	10.897787	10.371275	10.044944	10.397443
	Lincoln CVUL III Super Jumbo	9.492418	10.854282	10.314380	9.974854	10.309425
	Lincoln CVUL III Super Jumbo/0.15%	12.258354	14.045096	13.373215	12.958910	13.420372
	Lincoln CVUL III SC (Elite)	9.437192	10.753442	10.182833	9.813205	10.106934
	Lincoln CVUL III LC (Elite)	9.484509	10.839819	10.295484	9.951599	10.280251
	Lincoln CVUL III LC (Elite)/0.20%	12.251559	14.030296	13.352441	12.932308	13.386131
	Lincoln Corporate Variable 4 – Band 1	9.437192	10.753442	10.182833	9.813205	10.106934
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.155077	8.853712	9.150678
	Lincoln Corporate Variable 4 – Band 2	9.484509	10.839819	10.295484	9.951599	10.280251
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.616391	10.103475	9.785569	10.128966
	Lincoln Corporate Variable 4 – Band 3	9.516184	10.897787	10.371275	10.044944	10.397443
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.167513	8.887947	9.209045
	Lincoln Corporate Variable 4 – Band 4	9.532062	10.926887	10.409379	10.091943	10.456538
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.547965	10.956063	10.447622	10.139161	10.515967
LVIP Wellington Capital Growth Fund Standard Class
	Lincoln CVUL III Jumbo	10.868164	14.751475	16.396463	17.905433	17.887871
	Lincoln CVUL III Super Jumbo	10.777002	14.605832	16.210247	17.675545	17.631742
	Lincoln CVUL III Super Jumbo/0.15%	11.960060	16.241631	18.061819	19.733918	19.724420
	Lincoln CVUL III SC (Elite)	10.567252	14.271562	15.783920	17.150543	17.048271
	Lincoln CVUL III LC (Elite)	10.746785	14.557605	16.148646	17.599572	17.547182
	Lincoln CVUL III LC (Elite)/0.20%	11.953432	16.224521	18.033773	19.693426	19.674110
	Lincoln Corporate Variable 4 – Band 1	10.567252	14.271562	15.783920	17.150543	17.048271
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.822039	11.800279	11.771036
	Lincoln Corporate Variable 4 – Band 2	10.746785	14.557605	16.148646	17.599572	17.547182
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.830847	11.827613	11.816012
	Lincoln Corporate Variable 4 – Band 3	10.866882	14.749644	16.394417	17.903213	17.885652
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.836723	11.845871	11.846091
	Lincoln Corporate Variable 4 – Band 4	10.929366	14.849376	16.521793	18.060350	18.060686
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.990889	14.947891	16.648047	18.216571	18.235132
LVIP Wellington Mid-Cap Value Fund Standard Class
	Lincoln CVUL III Jumbo	10.174834	13.622771	14.722807	14.470682	16.328777
	Lincoln CVUL III Super Jumbo	10.089467	13.488244	14.555565	14.284849	16.094928
	Lincoln CVUL III Super Jumbo/0.15%	12.920927	17.308075	18.715054	18.403767	20.777270
	Lincoln CVUL III SC (Elite)	9.893054	13.179491	14.172685	13.860464	15.562221
	Lincoln CVUL III LC (Elite)	10.061172	13.443698	14.500242	14.223437	16.017726
	Lincoln CVUL III LC (Elite)/0.20%	12.913765	17.289840	18.685991	18.365998	20.724267
	Lincoln Corporate Variable 4 – Band 1	9.893054	13.179491	14.172685	13.860464	15.562221
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.031897	9.845316	11.092848
	Lincoln Corporate Variable 4 – Band 2	10.060958	13.446287	14.503016	14.225992	16.020603
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.864178	12.822208	12.602015	14.218505
	Lincoln Corporate Variable 4 – Band 3	10.174871	13.622800	14.722810	14.470710	16.328808
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.045516	9.883375	11.163596
	Lincoln Corporate Variable 4 – Band 4	10.232145	13.713198	14.835365	14.595909	16.486558
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.289829	13.804293	14.948856	14.722292	16.645944

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
M Capital Appreciation Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.069611	13.541370	12.624979	15.253264
	Lincoln Corporate Variable 4 – Band 2	21.298632	29.530414	33.065125	30.765860	37.096529
	Lincoln Corporate Variable 4 – Band 3	21.747705	30.213357	33.897550	31.603585	38.182860
	Lincoln Corporate Variable 4 – Band 4	20.883324	29.041499	32.615400	30.438649	36.812177
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.952922	22.207190	24.965004	23.322171	28.233782
M International Equity Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.990262	10.194220	9.772820	9.748237
	Lincoln Corporate Variable 4 – Band 2	17.241512	19.975991	18.492056	17.692203	17.612443
	Lincoln Corporate Variable 4 – Band 3	14.761497	17.136874	15.895623	15.238542	15.200211
	Lincoln Corporate Variable 4 – Band 4	16.902480	19.642000	18.237537	17.501151	17.474593
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.947299	13.897577	12.916773	12.407637	12.401204
M Large Cap Growth Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.159614	13.374652	14.376218	14.014251
	Lincoln Corporate Variable 4 – Band 2	17.791928	24.127139	26.485000	28.411417	27.640783
	Lincoln Corporate Variable 4 – Band 3	18.300522	24.866481	27.351242	29.399436	28.659254
	Lincoln Corporate Variable 4 – Band 4	17.817715	24.234654	26.682945	28.709797	28.014979
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.284614	19.448556	21.434754	23.086026	22.549851
M Large Cap Value Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.795937	12.912184	12.801654	14.007586
	Lincoln Corporate Variable 4 – Band 2	17.113860	22.878644	24.993617	24.730139	27.005697
	Lincoln Corporate Variable 4 – Band 3	15.395743	20.622952	22.574499	22.381256	24.489597
	Lincoln Corporate Variable 4 – Band 4	17.054860	22.868215	25.057270	24.867638	27.237416
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.501551	16.779614	18.404246	18.283241	20.045605
MFS VIT Core Equity Series Initial Class
	Lincoln CVUL	12.280889	16.415093	18.132589
	Lincoln CVUL/0.35%	12.651634	16.969226	18.811402
	Lincoln CVUL LC	11.968719	16.045831	17.777970
	Lincoln CVUL LC/0.20%	12.704194	17.065936	18.946010
	Lincoln CVUL III Jumbo	19.257209	25.868817	28.718659
	Lincoln CVUL III Super Jumbo	17.884036	23.988212	26.590967
	Lincoln CVUL III Super Jumbo/0.15%	12.108967	16.274487	18.076402
	Lincoln CVUL III SC (Elite)	12.280889	16.415093	18.132589
	Lincoln CVUL III LC (Elite)	11.968719	16.045831	17.777970
	Lincoln CVUL III LC (Elite)/0.20%	12.704194	17.065936	18.946010
	Lincoln Corporate Variable 4 – Band 1	16.017112	21.409067	23.649078
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.633390
	Lincoln Corporate Variable 4 – Band 2	16.478508	22.091910	24.476678
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.777250	13.074693
	Lincoln Corporate Variable 4 – Band 3	15.711056	21.106866	23.433010
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.647818
	Lincoln Corporate Variable 4 – Band 4	16.586458	22.303407	24.785235
MFS VIT Growth Series Initial Class
	Lincoln CVUL	12.285422	16.695597	18.062124	19.291913	19.625364
	Lincoln CVUL/0.35%	12.758078	17.398670	18.888729	20.245542	20.667672
	Lincoln CVUL LC	12.915248	17.604210	19.102320	20.464241	20.880490
	Lincoln CVUL LC/0.20%	12.810973	17.497017	19.024010	20.421152	20.878232
	Lincoln CVUL III Jumbo	23.093897	31.541254	34.293909	36.812490	37.636449
	Lincoln CVUL III Super Jumbo	21.203746	28.916344	31.392801	33.647806	34.349380
	Lincoln CVUL III Super Jumbo/0.15%	12.022595	16.428463	17.871133	19.193203	19.632609
	Lincoln CVUL III SC (Elite)	12.285422	16.695597	18.062124	19.291913	19.625364
	Lincoln CVUL III LC (Elite)	12.915248	17.604210	19.102320	20.464241	20.880490
	Lincoln CVUL III LC (Elite)/0.20%	12.810973	17.497017	19.024010	20.421152	20.878232
	Lincoln Corporate Variable 4 – Band 1	18.963276	25.770643	27.879958	29.778211	30.292911
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.698567	11.467066	11.706160
	Lincoln Corporate Variable 4 – Band 2	19.511013	26.594605	28.857794	30.915290	31.544155
	Lincoln Corporate Variable 4 – Band 2/0.20%		12.214107	13.280049	14.255349	14.574421
	Lincoln Corporate Variable 4 – Band 3	19.492775	26.622900	28.946321	31.072166	31.767642

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.713083	11.511370	11.780796
	Lincoln Corporate Variable 4 – Band 4	19.531756	26.702865	29.062315	31.227903	31.958809
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.749270	16.079056	17.517295	18.841432	19.301708
MFS VIT New Discovery Series Initial Class
	Lincoln CVUL III Jumbo		10.705466	9.908682	9.702441	10.559488
	Lincoln CVUL III Super Jumbo		10.703270	9.891791	9.671375	10.509907
	Lincoln CVUL III Super Jumbo/0.15%		10.706198	9.914318	9.712818	10.576067
	Lincoln CVUL III SC (Elite)		10.698149	9.852489	9.599275	10.395119
	Lincoln CVUL III LC (Elite)		10.702539	9.886167	9.661042	10.493432
	Lincoln CVUL III LC (Elite)/0.20%		10.705466	9.908682	9.702441	10.559488
	Lincoln Corporate Variable 4 – Band 1		10.698149	9.852489	9.599275	10.395119
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.613854	9.399632	10.214603
	Lincoln Corporate Variable 4 – Band 2		10.702539	9.886167	9.661042	10.493432
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.705466	9.908682	9.702441	10.559488
	Lincoln Corporate Variable 4 – Band 3		10.705466	9.908682	9.702441	10.559488
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.626913	9.435973	10.279754
	Lincoln Corporate Variable 4 – Band 4		10.706930	9.919958	9.723206	10.592672
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.708394	9.931273	9.744056	10.626019
MFS VIT Research Series Initial Class
	Lincoln CVUL	13.742606	18.052665	19.755628	19.775548	21.353151
	Lincoln CVUL/0.35%	12.711299	16.756615	18.401337	18.484836	20.030110
	Lincoln CVUL LC	13.600982	17.920264	19.669649	19.748660	21.388165
	Lincoln CVUL LC/0.20%	12.762404	16.849244	18.531208	18.642875	20.231024
MFS VIT Total Return Series Initial Class
	Lincoln CVUL	17.758984	20.993984	22.619324	22.378242	24.243164
	Lincoln CVUL/0.35%	11.886676	14.100008	15.241901	15.132815	16.450759
	Lincoln CVUL LC	18.615687	22.072824	23.853131	23.669814	25.719386
	Lincoln CVUL LC/0.20%	11.934730	14.179460	15.353787	15.266296	16.621405
	Lincoln CVUL III Jumbo	17.486867	20.775867	22.496502	22.368309	24.353824
	Lincoln CVUL III Super Jumbo	16.460744	19.527448	21.113003	20.961224	22.787645
	Lincoln CVUL III Super Jumbo/0.15%	11.459630	13.621809	14.757328	14.680575	15.991682
	Lincoln CVUL III SC (Elite)	17.758984	20.993984	22.619324	22.378242	24.243164
	Lincoln CVUL III LC (Elite)	18.615687	22.072824	23.853131	23.669814	25.719386
	Lincoln CVUL III LC (Elite)/0.20%	11.934730	14.179460	15.353787	15.266296	16.621405
	Lincoln Corporate Variable 4 – Band 1	15.303366	18.091046	19.491643	19.283896	20.890947
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.339652	10.265321	11.159773
	Lincoln Corporate Variable 4 – Band 2	15.745972	18.670174	20.176056	20.020975	21.754381
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.864870	11.764674	11.697648	12.735983
	Lincoln Corporate Variable 4 – Band 3	14.799362	17.582885	19.039080	18.930588	20.611019
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.353682	10.304986	11.230925
	Lincoln Corporate Variable 4 – Band 4	16.063130	19.103429	20.706251	20.608865	22.460645
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.372215	15.919105	17.272011	17.207975	18.772929
MFS VIT Utilities Series Initial Class
	Lincoln CVUL	27.431156	32.828787	36.750695	31.195821	34.531922
	Lincoln CVUL/0.35%	13.694744	16.446894	18.476280	15.738639	17.482784
	Lincoln CVUL LC	26.983122	32.389663	36.368038	30.963862	34.378073
	Lincoln CVUL LC/0.20%	13.751457	16.539783	18.608522	15.875110	17.660831
	Lincoln CVUL III Jumbo	40.391143	48.581088	54.657436	46.628783	51.873855
	Lincoln CVUL III Super Jumbo	34.375525	41.283768	46.377781	39.505959	43.883982
	Lincoln CVUL III Super Jumbo/0.15%	11.828415	14.233926	16.022262	13.675589	15.221502
	Lincoln CVUL III SC (Elite)	27.431156	32.828787	36.750695	31.195821	34.531922
	Lincoln CVUL III LC (Elite)	26.983122	32.389663	36.368038	30.963862	34.378073
	Lincoln CVUL III LC (Elite)/0.20%	13.751457	16.539783	18.608522	15.875110	17.660831
	Lincoln Corporate Variable 4 – Band 1	30.482830	36.480941	40.839156	34.666310	38.373548
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.851973	8.392201	9.322219
	Lincoln Corporate Variable 4 – Band 2	31.362494	37.646410	42.270464	35.989261	39.957236
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.574038	11.896899	10.149359	11.291020
	Lincoln Corporate Variable 4 – Band 3	27.047807	32.532174	36.601224	31.224857	34.737208
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.865349	8.424652	9.381676

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 4	32.071853	38.613506	43.486601	37.135993	41.354561
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.096516	23.014217	25.944585	22.177935	24.721999
MFS VIT II Core Equity Portfolio Initial Class
	Lincoln CVUL				17.968510	19.873061
	Lincoln CVUL/0.35%				18.706213	20.760884
	Lincoln CVUL LC				17.670051	19.601660
	Lincoln CVUL LC/0.20%				18.868714	20.973244
	Lincoln CVUL III Jumbo				28.601493	31.791569
	Lincoln CVUL III Super Jumbo				26.442773	29.348040
	Lincoln CVUL III Super Jumbo/0.15%				18.011661	20.030606
	Lincoln CVUL III SC (Elite)				17.968510	19.873061
	Lincoln CVUL III LC (Elite)				17.670051	19.601660
	Lincoln CVUL III LC (Elite)/0.20%				18.868714	20.973244
	Lincoln Corporate Variable 4 – Band 1				23.435081	25.919055
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.574128	11.735907
	Lincoln Corporate Variable 4 – Band 2				24.328096	26.987531
	Lincoln Corporate Variable 4 – Band 2/0.20%				13.021350	14.473691
	Lincoln Corporate Variable 4 – Band 3				23.336759	25.939631
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.614983	11.810728
	Lincoln Corporate Variable 4 – Band 4				24.708826	27.492205
MFS VIT III Mid Cap Value Portfolio Initial Class
	Lincoln CVUL III Jumbo					10.467854
	Lincoln CVUL III Super Jumbo					10.462242
	Lincoln CVUL III Super Jumbo/0.15%					10.469725
	Lincoln CVUL III SC (Elite)					10.449160
	Lincoln CVUL III LC (Elite)					10.460372
	Lincoln CVUL III LC (Elite)/0.20%					10.467854
	Lincoln Corporate Variable 4 – Band 1					10.449160
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.462242
	Lincoln Corporate Variable 4 – Band 2					10.460372
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.467854
	Lincoln Corporate Variable 4 – Band 3					10.467854
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.471596
	Lincoln Corporate Variable 4 – Band 4					10.471596
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.475337
Neuberger Berman AMT Large Cap Value Portfolio I Class
	Lincoln CVUL	13.617862	17.733390	19.344690	16.942065	21.427996
	Lincoln CVUL/0.35%	10.926520	14.278534	15.630525	13.737245	17.435481
	Lincoln CVUL LC	15.165989	19.808679	21.673464	19.038690	24.152068
	Lincoln CVUL LC/0.20%	10.971864	14.359293	15.742526	13.856475	17.613169
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	Lincoln CVUL	18.227213	24.003021	25.642644	25.788421	26.734078
	Lincoln CVUL/0.35%	13.441089	17.761395	19.041183	19.216022	19.989312
	Lincoln CVUL LC	16.506158	21.801863	23.361108	23.564531	24.502026
	Lincoln CVUL LC/0.20%	13.496759	17.862616	19.178446	19.384192	20.195722
	Lincoln CVUL III Jumbo	24.318607	32.185054	34.555934	34.926651	36.388875
	Lincoln CVUL III Super Jumbo	23.247756	30.721727	32.935372	33.238787	34.578447
	Lincoln CVUL III Super Jumbo/0.15%	11.481068	15.202493	16.330533	16.513985	17.213956
	Lincoln CVUL III SC (Elite)	18.227213	24.003021	25.642644	25.788421	26.734078
	Lincoln CVUL III LC (Elite)	16.506158	21.801863	23.361108	23.564531	24.502026
	Lincoln CVUL III LC (Elite)/0.20%	13.496759	17.862616	19.178446	19.384192	20.195722
	Lincoln Corporate Variable 4 – Band 1	20.789045	27.376698	29.246953	29.414397	30.493018
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.698666	10.796566	11.231220
	Lincoln Corporate Variable 4 – Band 2	21.389567	28.252026	30.272574	30.536105	31.753002
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.951135	12.831555	12.969211	13.512174
	Lincoln Corporate Variable 4 – Band 3	20.128039	26.638944	28.601156	28.907998	30.118247
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.713174	10.838944	11.304019
	Lincoln Corporate Variable 4 – Band 4	21.427508	28.387113	30.508714	30.866865	32.191279
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.046661	21.279829	22.893128	23.185065	24.204081

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	Lincoln CVUL III Jumbo	22.676135	31.015638	35.236490	32.234492	37.371279
	Lincoln CVUL III Super Jumbo	21.003611	28.685002	32.539849	29.722943	34.407880
	Lincoln CVUL III Super Jumbo/0.15%	12.093409	16.549213	18.810761	17.216777	19.970365
	Lincoln CVUL III SC (Elite)	21.004683	28.586341	32.314654	29.414039	33.931391
	Lincoln CVUL III LC (Elite)	21.728639	29.660366	33.629472	30.702874	35.524512
	Lincoln CVUL III LC (Elite)/0.20%	12.086706	16.531781	18.781556	17.181448	19.919429
	Lincoln Corporate Variable 4 – Band 1	19.061375	25.941667	29.329057	26.700398	30.800994
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.532541	9.620763	11.137206
	Lincoln Corporate Variable 4 – Band 2	19.611951	26.770999	30.353449	27.711952	32.063890
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.702752	13.293794	12.161218	14.099193
	Lincoln Corporate Variable 4 – Band 3	16.110529	22.035427	25.034178	22.901374	26.550865
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.546833	9.657947	11.208205
	Lincoln Corporate Variable 4 – Band 4	19.122880	26.181760	29.774533	27.265138	31.641625
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.600772	17.269371	19.658793	18.019976	20.933387
Oppenheimer Main Street Fund/VA Non-Service Shares
	Lincoln CVUL	12.888094	16.864613	18.539451	19.022848	21.084626
	Lincoln CVUL/0.35%	12.731676	16.718292	18.443023	18.990268	21.122279
	Lincoln CVUL LC	12.834335	16.844680	18.573163	19.114707	21.250066
	Lincoln CVUL LC/0.20%	12.784329	16.812687	18.575012	19.154886	21.337329
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares
	Lincoln CVUL III Jumbo				9.401021	11.075965
	Lincoln CVUL III Super Jumbo				9.391553	11.048235
	Lincoln CVUL III Super Jumbo/0.15%				9.404180	11.085222
	Lincoln CVUL III SC (Elite)				9.369498	10.983803
	Lincoln CVUL III LC (Elite)				9.388400	11.039007
	Lincoln CVUL III LC (Elite)/0.20%				9.401021	11.075965
	Lincoln Corporate Variable 4 – Band 1				9.369498	10.983803
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.391553	11.048235
	Lincoln Corporate Variable 4 – Band 2				9.388400	11.039007
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.401021	11.075965
	Lincoln Corporate Variable 4 – Band 3				9.401021	11.075965
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.407339	11.094489
	Lincoln Corporate Variable 4 – Band 4				9.407339	11.094489
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.413656	11.112995
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	Lincoln CVUL III Jumbo	15.209958	12.948131	10.541337	7.816114	8.982707
	Lincoln CVUL III Super Jumbo	15.127614	12.858719	10.452834	7.738849	8.880585
	Lincoln CVUL III Super Jumbo/0.15%	10.433821	8.886683	7.238454	5.369806	6.174361
	Lincoln CVUL III SC (Elite)	14.937199	12.652476	10.249195	7.561514	8.646784
	Lincoln CVUL III LC (Elite)	15.100247	12.829037	10.423484	7.713254	8.846792
	Lincoln CVUL III LC (Elite)/0.20%	10.428037	8.877009	7.226114	5.356693	6.156205
	Lincoln Corporate Variable 4 – Band 1	14.937199	12.652476	10.249195	7.561514	8.646784
	Lincoln Corporate Variable 4 – Band 1/0.35%			7.450339	5.515926	6.329707
	Lincoln Corporate Variable 4 – Band 2	15.098680	12.827711	10.422418	7.712394	8.845805
	Lincoln Corporate Variable 4 – Band 2/0.20%		8.865442	7.210219	5.350821	6.149457
	Lincoln Corporate Variable 4 – Band 3	15.209958	12.948131	10.541337	7.816114	8.982707
	Lincoln Corporate Variable 4 – Band 3/0.10%			7.460480	5.537289	6.370120
	Lincoln Corporate Variable 4 – Band 4	15.265102	13.008083	10.600756	7.868052	9.051440
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.320453	13.068320	10.660516	7.920243	9.120592
PIMCO VIT Real Return Portfolio Administrative Class
	Lincoln CVUL III Jumbo					9.833698
	Lincoln CVUL III Super Jumbo					9.828420
	Lincoln CVUL III Super Jumbo/0.15%					9.835458
	Lincoln CVUL III SC (Elite)					9.816117
	Lincoln CVUL III LC (Elite)					9.826662
	Lincoln CVUL III LC (Elite)/0.20%					9.833698
	Lincoln Corporate Variable 4 – Band 1					9.816117
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.828420
	Lincoln Corporate Variable 4 – Band 2					9.826662
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.833698

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
	Lincoln Corporate Variable 4 – Band 3					9.833698
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.837218
	Lincoln Corporate Variable 4 – Band 4					9.837218
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.840701
PIMCO VIT Total Return Portfolio Administrative Class
	Lincoln CVUL III Jumbo		9.659831	10.053355	10.078499	10.328180
	Lincoln CVUL III Super Jumbo		9.650345	10.028431	10.038442	10.271713
	Lincoln CVUL III Super Jumbo/0.15%		9.662995	10.061677	10.091886	10.347070
	Lincoln CVUL III SC (Elite)		9.628247	9.970514	9.945595	10.141157
	Lincoln CVUL III LC (Elite)		9.647185	10.020137	10.025125	10.252960
	Lincoln CVUL III LC (Elite)/0.20%		9.659831	10.053355	10.078499	10.328180
	Lincoln Corporate Variable 4 – Band 1		9.628247	9.970514	9.945595	10.141157
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.156943	10.167082	10.403343
	Lincoln Corporate Variable 4 – Band 2		9.647185	10.019843	10.024460	10.252280
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.659831	10.053355	10.078738	10.328425
	Lincoln Corporate Variable 4 – Band 3		9.659831	10.053355	10.078499	10.328180
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.170725	10.206364	10.469676
	Lincoln Corporate Variable 4 – Band 4		9.666160	10.070006	10.105291	10.365995
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.672631	10.086174	10.131420	10.403195
Putnam VT Absolute Return 500 Fund Class IA
	Lincoln CVUL III Jumbo					10.207991
	Lincoln CVUL III Super Jumbo					10.197833
	Lincoln CVUL III Super Jumbo/0.15%					10.211379
	Lincoln CVUL III SC (Elite)					10.174170
	Lincoln CVUL III LC (Elite)					10.194450
	Lincoln CVUL III LC (Elite)/0.20%					10.207991
	Lincoln Corporate Variable 4 – Band 1					10.174170
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.197833
	Lincoln Corporate Variable 4 – Band 2					10.194450
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.207991
	Lincoln Corporate Variable 4 – Band 3					10.207991
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.214769
	Lincoln Corporate Variable 4 – Band 4					10.214769
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.221551
Putnam VT Growth & Income Fund Class IB
	Lincoln CVUL III Jumbo	16.454919	22.280877
	Lincoln CVUL III Super Jumbo	15.343389	20.744691
	Lincoln CVUL III Super Jumbo/0.15%	12.593540	17.060875
	Lincoln CVUL III SC (Elite)	13.180966	17.758826
	Lincoln CVUL III LC (Elite)	13.634661	18.425236
	Lincoln CVUL III LC (Elite)/0.20%	12.586559	17.042903
	Lincoln Corporate Variable 4 – Band 1	13.752712	18.529143
	Lincoln Corporate Variable 4 – Band 2	14.149707	19.121245
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.774525
	Lincoln Corporate Variable 4 – Band 4	14.477882	19.623455
T. Rowe Price Equity Income Portfolio
	Lincoln CVUL III Jumbo	12.407451	16.063131	17.213369	16.001584	19.030799
	Lincoln CVUL III Super Jumbo	12.384685	16.009643	17.130336	15.900513	18.882267
	Lincoln CVUL III Super Jumbo/0.15%	12.396975	16.057590	17.216037	16.012072	19.052791
	Lincoln CVUL III SC (Elite)	12.331727	15.885530	16.938145	15.667156	18.540183
	Lincoln CVUL III LC (Elite)	12.377106	15.991855	17.102748	15.866966	18.833016
	Lincoln CVUL III LC (Elite)/0.20%	12.390103	16.040672	17.189302	15.979211	19.004191
	Lincoln Corporate Variable 4 – Band 1	12.331727	15.885530	16.938145	15.667156	18.540183
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.208685	9.475782	11.252734
	Lincoln Corporate Variable 4 – Band 2	12.377106	15.991855	17.102743	15.866950	18.832998
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.366636	12.180571	11.323100	13.466633
	Lincoln Corporate Variable 4 – Band 3	12.407451	16.063131	17.213376	16.001583	19.030799
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.222542	9.512409	11.324489
	Lincoln Corporate Variable 4 – Band 4	12.422651	16.098889	17.268948	16.069320	19.130468
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.437863	16.134717	17.324696	16.137334	19.230647

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2012 to 2016 (continued)

Subaccount	Product(s)	2012	2013	2014	2015	2016
Templeton Foreign VIP Fund Class 2
	Lincoln CVUL	15.587300	19.034074	16.797305	15.597201	16.599735
	Lincoln CVUL/0.35%	11.344096	13.901115	12.310595	11.471166	12.251292
	Lincoln CVUL LC	16.225421	19.872786	17.590201	16.382568	17.487961
	Lincoln CVUL LC/0.20%	11.391168	13.979731	12.398818	11.570733	12.376179
Templeton Global Bond VIP Fund Class 1
	Lincoln CVUL	19.823657	20.057291	20.339898	19.369661	19.851705
	Lincoln CVUL/0.35%	12.278808	12.467076	12.687069	12.124265	12.469553
	Lincoln CVUL LC	20.282896	20.583594	20.936341	19.997588	20.556823
	Lincoln CVUL LC/0.20%	12.329715	12.537555	12.777947	12.229451	12.596610
	Lincoln CVUL III Jumbo	20.594031	20.941180	21.342701	20.426560	21.039819
	Lincoln CVUL III Super Jumbo	20.359829	20.672002	21.036779	20.103577	20.676109
	Lincoln CVUL III Super Jumbo/0.15%	11.592937	11.794252	12.026404	11.515927	11.867596
	Lincoln CVUL III SC (Elite)	19.823657	20.057291	20.339898	19.369661	19.851705
	Lincoln CVUL III LC (Elite)	20.282896	20.583594	20.936341	19.997588	20.556823
	Lincoln CVUL III LC (Elite)/0.20%	12.329715	12.537555	12.777947	12.229451	12.596610
	Lincoln Corporate Variable 4 – Band 1	19.823657	20.057291	20.339898	19.369661	19.851705
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.890437	9.451692	9.720868
	Lincoln Corporate Variable 4 – Band 2	20.282120	20.582802	20.935535	19.996834	20.556047
	Lincoln Corporate Variable 4 – Band 2/0.20%		9.751402	9.938366	9.511763	9.797332
	Lincoln Corporate Variable 4 – Band 3	20.594552	20.941707	21.343243	20.427081	21.040355
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.903862	9.488227	9.782866
	Lincoln Corporate Variable 4 – Band 4	20.751851	21.122771	21.549314	20.644950	21.286035
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.921794	21.317056	21.769282	20.876564	21.546372
Templeton Growth VIP Fund Class 1
	Lincoln CVUL III Jumbo	18.719119	24.481809	23.814510	22.284564	24.441498
	Lincoln CVUL III Super Jumbo	18.100645	23.637489	22.958725	21.451530	23.492572
	Lincoln CVUL III Super Jumbo/0.15%	12.688013	16.602314	16.157867	15.127385	16.599868
	Lincoln CVUL III SC (Elite)	15.794354	20.553729	19.893734	18.522751	20.214264
	Lincoln CVUL III LC (Elite)	16.336871	21.323537	20.700861	19.332214	21.161028
	Lincoln CVUL III LC (Elite)/0.20%	12.680980	16.584826	16.132775	15.096336	16.557518
	Lincoln Corporate Variable 4 – Band 1	16.126507	20.985974	20.311304	18.910191	20.637085
	Lincoln Corporate Variable 4 – Band 1/0.35%			9.234775	8.628534	9.449513
	Lincoln Corporate Variable 4 – Band 2	16.591454	21.655828	21.023452	19.633340	21.489572
	Lincoln Corporate Variable 4 – Band 2/0.20%		11.710403	11.391076	10.659264	11.690981
	Lincoln Corporate Variable 4 – Band 3	14.301818	18.704640	18.194802	17.025913	18.673859
	Lincoln Corporate Variable 4 – Band 3/0.10%			9.247314	8.661892	9.509785
	Lincoln Corporate Variable 4 – Band 4	16.233420	21.252044	20.693732	19.383691	21.280944
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.856192	15.537136	15.143912	14.199398	15.604941
Templeton Growth VIP Fund Class 2
	Lincoln CVUL	17.455712	22.676349	21.884238	20.321897	22.121444
	Lincoln CVUL/0.35%	11.830815	15.422998	14.936467	13.918808	15.204466
	Lincoln CVUL LC	17.738946	23.113464	22.373136	20.838367	22.751796
	Lincoln CVUL LC/0.20%	11.880148	15.510601	15.043864	14.039857	15.359558
Wells Fargo VT Discovery Fund Class 2
	Lincoln CVUL III Jumbo		10.574028	10.590377	10.414622	11.188462
	Lincoln CVUL III Super Jumbo		10.571858	10.572327	10.381280	11.135931
	Lincoln CVUL III Super Jumbo/0.15%		10.574752	10.596401	10.425759	11.206027
	Lincoln CVUL III SC (Elite)		10.566795	10.530329	10.303896	11.014315
	Lincoln CVUL III LC (Elite)		10.571135	10.566317	10.370190	11.118476
	Lincoln CVUL III LC (Elite)/0.20%		10.574028	10.590377	10.414622	11.188462
	Lincoln Corporate Variable 4 – Band 1		10.566795	10.530329	10.303896	11.014315
	Lincoln Corporate Variable 4 – Band 1/0.35%			10.394460	10.206627	10.948583
	Lincoln Corporate Variable 4 – Band 2		10.571135	10.566317	10.370190	11.118476
	Lincoln Corporate Variable 4 – Band 2/0.20%		10.574028	10.590377	10.414622	11.188462
	Lincoln Corporate Variable 4 – Band 3		10.574028	10.590377	10.414622	11.188462
	Lincoln Corporate Variable 4 – Band 3/0.10%			10.408570	10.246077	11.018403
	Lincoln Corporate Variable 4 – Band 4		10.575476	10.602428	10.436909	11.223619
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.576923	10.614493	10.459249	11.258904

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

We previously audited, in accordance with the standards of the Public Company Oversight Board (United States), the financial statements for the four years ended December 31, 2015 (none of which are presented herein) and expressed an unqualified opinion on those financial statements. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2016, 2015, 2014, 2013, and 2012 has been subjected to audit procedures performed in conjunction with the audit of the Variable Account's financial statements. Such information is the responsibility of the Variable Account's management. Our audit procedures included determining whether the information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Philadelphia, Pennsylvania
April 3, 2017

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Commission Schedule for Variable Life Policies.(2)
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)
(d)	(1)	Policy Form LN939(14)
(2)	Load Amortization Rider—LR853(14)
(3)	Term Insurance Rider—LR526(8)
(4)	Enhanced Surrender Value Rider—LR529(9)
(5)	Adjustable Benefit Enhancement Rider—LR790 (11)
(6)	Alternative Policy Loan Rider—LR791(12)
(7)	Surrender Value and Loan Spread Enhancement Rider—LR793(20)
(8)	Customized Benefit Enhancement Rider—LR797(10)
(9)	Earnings Stabilization Rider—LR798(22)
(e)	(1)	Application Part I—B58(16)
(2)	Application Part II (Corporate/Individual Owner)—B59(16)
(3)	Consent Forms B10457 and B10458(16)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
(2)	Bylaws of The Lincoln National Life Insurance Company.(7)
(g)	Reinsurance Contracts.(13)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (21)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (18)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (27)
(4)	American Funds Insurance Series (27)
(5)	BlackRock Variable Series Fund, Inc. (17)
(6)	Delaware VIP Trust (18)
(7)	Deutsche Investments VIT Funds (21)
(8)	Deutsche Variable Series II (18)
(9)	Fidelity Variable Insurance Products (18)
(10)	Franklin Templeton Variable Insurance Products Trust (18)
(11)	Goldman Sachs Variable Insurance Trust (18)
(12)	Ivy Variable Insurance Portfolios (25)
(13)	Janus Aspen Series (15)
(14)	JPMorgan Insurance Trust (27)
(15)	Legg Mason Partners Variable Equity Trust (18)
(16)	Lincoln Variable Insurance Products Trust (24)
(17)	M Fund, Inc. (21)
(18)	MFS Variable Insurance Trust (18)

(19)	Neuberger Berman Advisers Management Trust (21)
(20)	Oppenheimer Variable Account Funds (18)
(21)	PIMCO Variable Insurance Trust (18)
(22)	Putnam Variable Trust (27)
(23)	T. Rowe Price Equity Series, Inc. (19)
(a)	Amendment dated March 24, 2014 (26)
(24)	Wells Fargo Variable Trust Funds (23)
(i)	(1)	Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures(27)

(1)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(4)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.
(5)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(6)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(8)	Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.
(10)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 19, 2012.
(11)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.
(12)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(14)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(16)	Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.

(17)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(18)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(19)	(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)
(d)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)
(20)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(22)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-125790) filed on October 18, 2013.
(23)	(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(d)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-125790) filed on April 1, 2014. (Amendment dated November 11, 2013)
(24)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(25)	Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014; amendment filed herewith.
(26)	Incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
(27)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 42 on Form N-4 (File No. 333-138190) filed on February 22, 2017).
Item 29. Indemnification
(a)	Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of

New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 32 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 3rd day of April, 2017.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account S
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement (File No.: 333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on April 3, 2017 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 333-207968: 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 333-212681; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 333-212680; 333-212682; 333-214143; 333-214144; 333-214235; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

No longer with the company	Executive Vice President and Director
Mark E. Konen

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: November 2016